UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/18

FORM N-CSR

Item 1.                         Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Multi-Strategy Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Appreciation Fund
BNY Mellon International Equity Income Fund

BNY Mellon Asset Allocation Fund

ANNUAL REPORT August 31, 2018

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2017 through August 31, 2018. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February of 2018, major global economies appeared to be in lock-step as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trek across sectors and market caps. Interest rates rose across the curve putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, the first rumblings of discontent shook equity markets. Global growth and monetary policy paths began to diverge. Non-U.S. economies weakened. Momentum sputtered, and equities began to struggle. Emerging market debt, non-U.S. denominated bonds, and corporate debt gave up much of the performance earned earlier in the period. Long-term U.S. interest rates started to fall. The shockwave ended in April and pressure on U.S. equity markets eased, allowing U.S. equity markets to end the 12-month period with double-digit gains.

Despite new concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that signal possible change on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 17, 2018

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2017 through August 31, 2018, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 18.31%, and Investor shares produced a total return of 18.02%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 19.66% for the same period.2

Large-cap stocks continued to gain ground over the reporting period amid rising corporate earnings, improved economic conditions, and the passage of business-friendly tax-reform legislation. The fund participated significantly in the market rally but produced lower returns than the Index, mainly due to security selection shortfalls.

As of April 2, 2018, C. Wesley Boggs, William S. Cazalet, Peter D. Goslin, and Syed A. Zamil became the fund’s co-primary portfolio managers.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large-capitalization companies, that is, companies with market capitalizations of $5 billion or more at the time of purchase. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap U.S. stocks. We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero-weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Rising Corporate Earnings Drive Markets Higher

The last half of 2017 brought an energized environment for stocks across all capitalization ranges fueled by better-than-expected corporate earnings growth, strengthening U.S. labor markets, tax cuts for U.S. businesses and individuals, and encouraging global economic developments. Consequently, the Index reached a series of new highs through January 2018. When inflation fears sparked heightened market volatility in February, it marked a shift in the global economic environment, monetary policies, and equity market behavior.

Volatility roiled global equity markets through late February, but the U.S. was able to stabilize and renew the upward trend on the back of continued positive economic data, corporate balance sheet strength, and consumer spending. However, economic growth and market activity in many other global areas stalled. While the U.S. Federal Reserve Board (the “Fed”) continued to raise rates, central banks elsewhere reconsidered discontinuing their easy money policies in favor of continued stimulus measures. A comparatively rosy picture in the U.S. economy continued to support stock prices despite concerns over rising inflation. In this environment, large-cap stocks trailed their mid- and small-cap counterparts, and growth stocks typically produced higher returns than value-oriented stocks. Among large-cap stocks, the information technology and consumer discretionary sectors—which constitute two of the Index’s four largest industry groups—were the highest performers. Financials, energy, and health care also fared quite well.

Security Selections Impact Fund Performance

Positioning in the industrials and financials sectors supported the fund’s gains over the reporting period. This positioning was the result of our quantitative security selection process which identifies opportunities across market sectors. The industrials sector generally benefited from stronger global economic growth, helping to boost business prospects for shipping companies such as Union Pacific, which saw robust shipping volumes. Boeing, a top contributor, benefited from a positive earnings report driven by increased orders for planes. Conversely, the fund benefited from underweighted exposure to industrial conglomerate General Electric, which lost considerable value over the reporting period due to dividend cuts and other issues. The financials sector was a top-performing segment for the reporting period. Major financial institutions, such as Bank of America and JPMorgan Chase & Co., fared especially well due to corporate tax cuts, reduced regulatory burdens, and the positive impact of rising interest rates on lending margins.

Disappointments during the reporting period included some holdings in the information technology sector, where a lack of exposure to Netflix was a drag on the fund’s returns. Elsewhere within the sector, an underweight in Microsoft weighed heavily on relative performance. A position in Western Digital also detracted from the fund’s performance. An underweight to consumer discretionary company Amazon.com also provided a headwind. The model’s tilt towards quality and value had mixed effects during the period.

While value was out of favor and eclipsed by growth, quality factors fared better. However, price momentum and growth were the dominant factors within the market for the reporting period, which caused the model to underperform in certain respects.

A Disciplined Approach to Stock Picking

Our quantitative models have continued to identify what we believe to be attractive investment opportunities across a broad range of large-cap companies and industry groups. Stock market volatility seen earlier in the year presented opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that our model suggests have the potential to offer more attractive valuations and better investment prospects. In addition, we have continued to maintain a broadly diversified portfolio.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

For the period from September 1, 2017 through August 31, 2018, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 22.00%, and Investor shares produced a total return of 21.61%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 19.66% for the same period.2

Large-cap stocks continued to gain ground over the reporting period amid rising corporate earnings, improved economic conditions, and the passage of business-friendly tax-reform legislation. The fund produced higher returns than the Index due to positive contributions from all five of the fund’s active underlying investment strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges, when the investment adviser deems it appropriate.

A Healthy Economy and Strong Corporate Earnings Drove Markets Higher

Despite investors’ concerns about trade relations, stocks across all capitalization ranges gained during the reporting period, driven by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and a steady global economy. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the resulting declines were offset by gains later in the reporting period.

The market’s advance also was supported by well-telegraphed shifts in monetary policy as the Federal Reserve Board continued to take a gradual approach to raising interest rates. In this environment, large-cap stocks outperformed their mid-cap counterparts, and growth stocks easily outperformed value stocks.

Underlying Strategies Bolstered Fund Performance

The fund participated more than fully in the Index’s gains over the reporting period, supported by all five of its active underlying investment strategies. Results were especially favorable from the Focused Equity Strategy, where strong security selections in the energy, consumer discretionary, and information technology sectors more than made up for relatively weak selections in the financials, industrials, and real estate sectors. The strategy’s underexposure to utilities and telecommunication services, and its overweight to information technology, also boosted its relative performance. The Large Cap Growth Strategy benefited from strong stock selection in the information technology, health care, and energy sectors while relatively heavy exposure to information technology and underweighted positions in the lagging real estate and consumer staples sectors added to the fund’s returns as well. Relatively weak results from an overweight to telecommunication services and underweights to consumer discretionary and energy failed to fully offset strength in other sectors.

The Large Cap Value Strategy achieved positive relative results primarily through strong stock selection in the energy, industrials, and consumer staples sectors. Also contributing were an underweighted allocation to the utilities and consumer staples sectors and overweighted representation in financials. The Income Stock Strategy also fared well through strong sector allocations, including an underweight to utilities and an overweight to information technology, while weak stock selection in the information technology and energy sectors hindered performance. The Walter Scott & Partners U.S. Large Cap Equity Strategy achieved good results through its advantageous overweight to the information technology sector and underweights in the consumer staples, utilities, and financials sectors. Good stock selection in the consumer staples, industrials, energy, and consumer discretionary sectors also contributed positively to the fund’s performance.

A More Growth-Oriented Investment Posture

We remain optimistic regarding the prospects for large-cap stocks in a growing U.S. economy characterized by greater fiscal stimulus, increasing corporate earnings, and gradually rising interest rates. In February 2018, we adjusted the fund’s portfolio to place greater emphasis on growth stocks. We increased the fund’s allocation to the Focused Equity Strategy and decreased its participation in the Dynamic Value Strategy. In our judgment, these changes position the fund well for the prevailing market environment.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through August 31, 2018, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 21.44%, and Investor shares produced a total return of 21.15%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 19.66% for the same period.2

Large-cap stocks continued to gain ground over the reporting period amid rising corporate earnings and improved economic conditions. The fund outperformed the Index due to positive contributions from all six of the fund’s active underlying investment strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies. The fund currently considers large-cap companies to be those with total market capitalizations of $5 billion or more at the time of purchase.

The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns. The fund allocates its assets among some or all of the following: the Large Cap Tax-Sensitive Strategy, Large Cap Core Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.

A Healthy Economy and Strong Corporate Earnings Drove Markets Higher

Despite investors’ concerns about trade relations, stocks across all capitalization ranges gained during the reporting period, driven by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and a steady global economy. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the resulting declines were offset by gains later in the reporting period.

The market’s advance also was supported by well-telegraphed shifts in monetary policy as the Federal Reserve Board continued to take a gradual approach to raising interest rates. In this environment, large-cap stocks outperformed their mid-cap counterparts, and growth stocks easily outperformed value stocks.

Underlying Strategies Bolstered Fund Performance

The fund’s relative performance was supported by all six of its underlying investment strategies. Results were especially favorable from the Focused Equity Strategy, where strong security selections in the energy, consumer discretionary, and information technology sectors more than made up for relatively weak security selections in the financials, industrials, and real estate sectors. The strategy’s lack of exposure to utilities and telecommunication services, and its overweight to information technology, also boosted its relative performance. The Large Cap Growth Strategy benefited from strong stock selection in the information technology, health care, and energy sectors while relatively heavy exposure to information technology and underweighted positions in the lagging real estate and consumer staples sectors added to returns as well. Relatively weak results from an overweight to telecommunication services and underweights to consumer discretionary and energy failed to fully offset strength in other sectors.

The Large Cap Value Strategy achieved strong relative results primarily through strong stock selection in the energy, industrials, and consumer staples sectors. Also contributing were an underweighted allocation to the utilities and consumer staples sectors and overweighted representation in financials. The Income Stock Strategy also fared well through strong sector allocations, including an underweight to utilities and an overweight to information technology. Weak stock selection in the information technology and energy sectors hindered performance. The Walter Scott & Partners U.S. Large Cap Equity Strategy achieved good results through its advantageous overweight in the information technology sector and underweights in the consumer staples, utilities, and financials sectors. Good stock selection in the consumer staples, industrials, energy, and consumer discretionary sectors also contributed positively to the fund’s performance. The Large Cap Tax-Sensitive Strategy mildly outperformed through its use of tax-sensitive strategies that seek to reduce the impact of federal and state income taxes on its after-tax returns.

A More Growth-Oriented Investment Posture

We remain optimistic regarding the prospects for large-cap stocks in a growing U.S. economy characterized by greater fiscal stimulus, increasing corporate earnings, and gradually rising interest rates. In February 2018, we adjusted the fund’s portfolio to place greater emphasis on growth stocks. We increased the fund’s allocation to the Focused Equity Strategy and decreased its participation in the Dynamic Value Strategy. In our judgment, these changes position the fund well for the prevailing market environment.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period from September 1, 2017 through August 31, 2018, as provided by John C. Bailer, Brian C. Ferguson, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 15.31%, Investor shares produced a total return of 15.08%, Class A shares produced a total return of 15.01%, Class C shares produced a total return of 14.07%, Class I shares produced a total return of 15.18%, and Class Y shares produced a total return of 15.31%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of 13.67% for the same period.2

Stocks rose over the reporting period in response to better-than-expected corporate earnings and improving economic prospects. The fund’s sector allocation and security selection strategies in the utilities, information technology, and consumer staples sectors enabled it to outperform the Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines computer-modeling techniques, fundamental analysis, and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index. The fund invests primarily in common stocks but also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks.

Positive Economic Trends and Strong Corporate Earnings Boosted Stocks

The long-running U.S. economic expansion that began in mid-2009 continued throughout the reporting period, maintaining a favorable backdrop for equity markets. September 2017 saw an upward revision to second-quarter GDP growth despite hurricane-related economic disruptions. Positive economic news continued to accumulate during the remainder of 2017, as corporate earnings exceeded expectations, economic growth remained near 3%, and the Federal Reserve Board (the “Fed”) raised growth forecasts for 2018. Tax reform legislation in December caused markets to rally sharply, and the Index continued to climb.

January 2018 saw a continuation of positive market and economic trends. Economic data indicated robust levels of consumer spending during the critical year-end shopping season, and long-awaited signs of wage growth began to appear. However, concerns about rising inflationary pressures and prospects for more aggressive interest-rate hikes by the Fed began to weigh on market sentiment. In response to these concerns, markets dipped sharply in early February.

In the second half of the reporting period, trade tensions also became a concern, but earnings remained strong, and the U.S. economy continued to gain momentum. The employment picture also improved, and consumer and business confidence remained high. Although the global economy moderated, domestic economic activity remained positive despite rising trade tensions and geopolitical concerns and, as a result, markets continued to gain ground.

For the reporting period overall, small-cap stocks fared better than their mid- and large-cap counterparts, and growth stocks significantly underperformed value stocks.

Performance Helped by Sector Allocations and Stock Selections

Much of the fund’s strong performance versus the Index was driven by an underweight to the utilities sector, which lagged the Index, and good security selection in that sector. The fund avoided PG&E, a California utility, which has potential liability for wildfires in the state, and was overweight FirstEnergy Corporation, which performed well as the company is making progress on its plans to divest its merchant power plants. An overweight to the information technology sector contributed to the fund’s performance, with strong relative returns from positions in Cisco Systems, Apple, and Texas Instruments. Cisco Systems has generated strong profits and used repatriated cash from overseas to raise its dividend and buy back stock. Apple continues to benefit from strong demand for iPhones, and Texas Instruments is capitalizing on increased demand for semiconductors in its end markets, including automobiles and home appliances. In the consumer staples sectors, avoiding Phillip Morris, which many investors consider a bond proxy, also added to the fund’s performance.

On the negative side, the fund’s performance was hurt primarily by an underweighting of multi-line retailers. Companies such as Macy’s, Target, and Kohl’s performed well, but the fund’s decision to avoid these names hindered performance. Similarly, although the fund was overweight to the energy sector, the fund missed out on strong returns from a few highly leveraged energy stocks which benefited from higher oil prices. Our overweight to the telecommunications sector also detracted from the fund’s performance, as this sector lagged the Index. The fund’s position in AT&T also hindered the fund’s returns, as the company has not yet realized the benefits of its merger with Time Warner.

Investment Environment Provides Support for the Fund’s Disciplined Approach

While growth-oriented stocks recently have outperformed their value-oriented counterparts, we believe that, over time, historical norms are likely to reassert themselves, and value stocks with strong underlying business fundamentals will return to favor. Indeed, in our judgment, the current environment of strong corporate earnings and improving domestic economic growth provides a supportive backdrop for the fund’s investment approach. As of the end of the reporting period, the fund held overweighted exposure to the financials, real estate, and telecommunication services sectors. In contrast, we have identified relatively few opportunities in the utilities, consumer discretionary, and consumer staples sectors.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through August 31, 2018, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 20.48%, and Investor shares produced a total return of 20.13%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of 17.89% for the reporting period.2 The Russell Midcap® Value Index and Russell Midcap® Growth Index, the fund’s secondary benchmarks, produced total returns of 12.67% and 25.06%, respectively, for the same period.3,4

Mid-cap stocks continued to gain ground over the reporting period in an environment of rising corporate earnings and improved economic conditions. The fund outperformed the Index due to an emphasis on growth strategies and positive contributions from all five of the fund’s underlying investment strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies. The fund considers mid-cap companies to be those companies with market capitalizations that are within the market-capitalization range of companies comprising the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

A Healthy Economy and Strong Corporate Earnings Drove Markets Higher

Despite investors’ concerns about trade relations, stocks across all capitalization ranges gained during the reporting period, driven by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and a steady global economy. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the resulting declines were offset by gains later in the reporting period.

The market’s advance also was supported by well-telegraphed shifts in monetary policy as the Federal Reserve Board continued to take a gradual approach to raising interest rates. In this environment, large-cap stocks outperformed their mid-cap counterparts, and growth stocks easily outperformed value stocks.

Underlying Strategies Bolstered Fund Performance

The fund’s relative performance was supported in part by its allocation strategy, which favored growth-oriented underlying strategies over more value-oriented approaches. In addition, the fund achieved strong relative results from all five of its underlying investment strategies.

The Mid Cap Growth Strategy benefited from favorable security selections in the information technology and health care sectors, as well as an overweight to information technology and underweights to the telecommunications and real estate sectors. The Opportunistic Mid Cap Value Strategy avoided relative weakness in the real estate and utilities sectors while capitalizing on an overweight to information technology. Good stock selections in the information technology, financials, and consumer staples sectors also contributed positively to the fund’s performance. These positions more than compensated for relatively weak security selections in the industrials, consumer discretionary and health care sectors.

The Geneva Capital Mid Cap Growth Strategy benefited from underweights to the materials and real estate sectors as well as strong stock selections in the health care and consumer discretionary sectors, offsetting weak selections in the industrials, consumer staples and financials sectors. The Boston Partners Mid Cap Value Strategy also mainly benefited from favorable sector allocations, primarily an overweight in information technology and underweights in the real estate and utilities sectors, which more than offset weak stock selections in the information technology, utilities and materials sectors. The Mid Cap Tax-Sensitive Core Strategy mildly outperformed through its use of tax-sensitive strategies that seek to reduce the impact of federal and state income taxes on its after-tax returns.

A More Growth-Oriented Investment Posture

We remain optimistic regarding the prospects for mid-cap stocks in a growing economy characterized by greater fiscal stimulus and rising corporate earnings. In February 2018, we adjusted the fund’s portfolio to place even greater emphasis on growth stocks. We increased the fund’s allocation to the Mid Cap Growth Strategy and the Geneva Mid Cap Growth Strategy, and we decreased its participation in the Opportunistic Mid Cap Value Strategy and the Boston Partners Mid Cap Value Strategy. In our judgment, these changes position the fund well for the prevailing market environment.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

8

For the period from September 1, 2017 through August 31, 2018, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 28.97%, and Investor shares produced a total return of 28.62%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of 25.45% for the same period.2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of 30.72% and 20.05%, respectively, for the same period.3,4

Small-cap stocks continued to gain ground over the reporting period in an environment of rising corporate earnings and improved economic conditions. The fund outperformed the Index due to positive contributions from two of the fund’s three underlying investment strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy, and the Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

A Healthy Economy and Strong Corporate Earnings Drove Markets Higher

Despite investors’ concerns about trade relations, stocks across all capitalization ranges gained during the reporting period, driven by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and a steady global economy. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the resulting declines were offset by gains later in the reporting period.

The market’s advance also was supported by well-telegraphed shifts in monetary policy as the Federal Reserve Board continued to take a gradual approach to raising interest rates. In this environment, large-cap stocks outperformed their mid-cap counterparts, and growth stocks easily outperformed value stocks.

Underlying Strategies Bolstered Fund Performance

The fund’s performance relative to the Index was supported by strong results from two of its three underlying investment strategies. The Opportunistic Small Cap Strategy underperformed primarily due to poor stock selection in the materials, industrials, and consumer discretionary sectors. Offsetting this negative contribution somewhat was the strong stock selection in the information technology sector. Also helping to mitigate losses were advantageous sector allocations, including overweights to the real estate and utilities sectors as well as an underweight in the consumer discretionary sector. The Small Cap Growth Strategy made beneficial stock selections in the information technology and consumer staples sectors, offset somewhat by weak stock selections in the industrials, health care, and materials sectors. Sector allocations proved helpful through relatively light holdings in the real estate and industrials sectors and overweighted exposure to information technology.

The Small Cap Value Strategy achieved good results on the strength of beneficial security selections in 7 of 11 sectors, particularly in the consumer discretionary, information technology, and financials sectors. Relatively heavy exposure to consumer discretionary stocks and underweighted positions in the utilities and real estate sectors also contributed positively to the fund’s performance.

A More Growth-Oriented Investment Posture

We remain optimistic regarding the prospects for small-cap stocks in a growing economy characterized by greater fiscal stimulus and rising corporate earnings. In February 2018, we adjusted the fund’s portfolio away from a generally neutral allocation between growth and value stocks in favor of a greater emphasis on growth stocks. We increased the fund’s allocation to the Small Cap Growth Strategy, and we decreased its participation in the Small Cap Value Strategy. In our judgment, these changes position the fund well for the prevailing market environment.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

9

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through August 31, 2018, as provided by Donald Sauber and Thomas Lee, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 22.62%, and Investor shares produced a total return of 22.24%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 19.66% for the same period.2

Stocks continued to gain ground over the reporting period amid rising corporate earnings, improved economic conditions, and the passage of business-friendly tax-reform legislation. The fund produced higher returns than the Index, mainly due to the success of our asset allocation and security selection strategies in the energy and information technology sectors.

As of April 2, 2018, Donald Sauber and Thomas Lee became the co-primary portfolio managers for the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging-market countries.

The portfolio managers monitor sector and security weightings and regularly evaluate the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio managers adjust exposure limits as necessary.

A Healthy Economy and Strong Corporate Earnings Drove Markets Higher

Equities across all capitalization ranges continued to benefit from an improving economic environment, strengthening labor markets, and corporate earnings growth assisted by tax cuts, helping to drive the Index to new highs. While trade tensions continue to cause concern for investors, some progress on this front eased worries during the reporting period.

The market’s advance also was supported by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy generally was received calmly by investors.

Energy and Information Technology Sectors Buoyed Fund Performance

The fund participated fully in the Index’s gains over the reporting period, supported by our security selection strategy across several sectors and industries. In the energy sector, Andeavor, a refining company, saw its stock price rise as a result of its acquisition by Marathon Oil. Valero, also a refiner, advanced on strong demand and expanding margins. In the information technology sector, companies participating in positive secular trends, such as graphics microchip maker NVIDIA and software developer Adobe Systems, helped drive the fund’s outperformance. In addition, payment processing company Visa benefited from the trend toward digital payment systems. In the consumer discretionary sector, the fund benefited as Amazon continued to dominate in the online retail segment. The fund also benefited from the run-up in price for Twenty-First Century Fox, which became the target of a bidding war between Comcast and Disney. The fund gained as well from underweights to the lagging utilities and telecommunication services sectors.

Disappointments proved relatively mild during the reporting period. An overweight to the consumer staples sector hindered the fund’s performance as did a position in Philip Morris International, which declined on weak financial results and disappointing performance of its smokeless cigarette product. In financial services, asset managers as a group have been struggling, and the fund’s holdings of Invesco were a drag on the fund’s performance, as the firm was hurt by net outflows in the second quarter.

Growth Stocks Well Positioned

We believe moderating global economic growth and stable interest rates will benefit stocks in the coming months, even with higher valuations. But gains in the broader market may be more modest in the months ahead, so we favor companies that are able to capitalize on secular growth trends that are less dependent on the broader economy. We also are constructive on companies in the industrials, materials, and health care sectors that undertake restructuring efforts. In the energy sector, we believe companies will benefit from consolidation. We remain cautious about the utilities and telecommunications sectors.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

10

For the period from September 1, 2017 through August 31, 2018, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 28.25%, and Investor shares produced a total return of 27.87%.1 In comparison, the Russell 2500™ Index (the “Index”), the fund’s primary benchmark, produced a total return of 23.33% for the same period.2 The Russell 2500™ Growth Index and Russell 2500™ Value Index, the fund’s secondary benchmarks, produced total returns of 30.18% and 17.43%, respectively, for the same period.3,4

Small- and mid-cap stocks continued to gain ground over the reporting period in an environment of rising corporate earnings and improved economic conditions. The fund outperformed the Index due to positive contributions from two of the fund’s three underlying investment strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of small- and mid-cap companies. The fund currently considers small- and mid-cap companies to be those companies with total market capitalizations that are within the market-capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index.

The fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small- and mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy, and the Small/Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

A Healthy Economy and Strong Corporate Earnings Drove Markets Higher

Despite some concerns about trade relations, stocks across all capitalization ranges gained during the reporting period, driven by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and a steady global economy. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the resulting declines were offset by gains later in the reporting period.

The market’s advance also was supported by well-telegraphed shifts in monetary policy as the Federal Reserve Board continued to take a gradual approach to raising interest rates. In this environment, large-cap and small-cap stocks outperformed their mid-cap counterparts, and growth stocks easily outperformed value stocks.

Underlying Strategies Bolstered Fund Performance

The fund’s performance relative to the Index was supported by strong results from two of its three underlying investment strategies. The Opportunistic Small/Mid Cap Strategy underperformed due primarily to poor stock selection in the materials, industrials, and consumer discretionary sectors, which more than offset positive contributions from overweights to the real estate, information technology, and utilities sectors as well as strong selection in the information technology, financials, and health care sectors. The Small/Mid Cap Value Strategy made beneficial stock selections in 9 of 10 sectors, led by health care, consumer discretionary, and consumer staples. Sector allocation also contributed positively to the strategy’s performance by underweights to the utilities and real estate sectors, and an overweight to the health care sector.

The Small/Mid Cap Growth Strategy achieved good results on the strength of beneficial security selections in the information technology, consumer staples, and consumer discretionary sectors, as well as relatively heavy exposure to the information technology and real estate sectors, and an underweighted position to the materials sector. In contrast, the strategy’s stock selections proved less successful in the industrials and health care sectors.

A More Growth-Oriented Investment Posture

We remain optimistic regarding the prospects for small- and mid-cap stocks in a growing economy characterized by greater fiscal stimulus and rising corporate earnings. In February 2018, we adjusted the fund’s portfolio in favor of a greater emphasis on growth stocks. We increased the fund’s allocation to the Small/Mid Cap Growth Strategy, and we decreased its participation in the Small/Mid Cap Value Strategy. In our judgment, these changes position the fund well for the prevailing market environment.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 2500™ Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Russell 2500™ Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap value market. The Russell 2500™ Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

11

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through August 31, 2018, as provided by Mark A. Bogar, Andrew R. Leger, and James A. Lydotes, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon International Fund’s Class M shares produced a total return of 3.68%, and Investor shares produced a total return of 3.41%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 4.39% for the same period.2

International equity markets largely posted gains amid healthy corporate earnings and moderate economic growth. The fund underperformed its benchmark due to weakness in its security selections in Italy, Switzerland, and France, and a few disappointments in the health care and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund’s assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection.

The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Economic Conditions and Corporate Earnings Bolstered Stocks

Developed international markets gained ground over the reporting period despite a downturn in the second half. Gains early in the period were supported by both global economic expansion and corporate earnings growth of around 9%. Asian equity markets led the advance, with Japanese stocks benefiting from greater relative economic growth, a slew of unexpectedly strong corporate earnings reports, and the reelection of the incumbent government in the country’s October snap elections. In Europe, however, political uncertainties, particularly in Germany and Spain, weighed on European stock prices during the final months of 2017.

In January 2018, most developed markets rallied, including those in the Eurozone, but February saw a sharp dip in equity prices, prompted by perceived inflationary pressures and the prospect of higher interest rates in the United States. These concerns eased later in the month as fundamentals remained supportive, and international equities generally rebounded.

But political risk re-emerged in Europe as a corruption scandal in Spain and immigration issues in Germany roiled markets. The re-emergence of the euro-skeptic movement, particularly in Italy, also added to market uncertainty. Later in the reporting period, rising U.S. interest rates, a stronger U.S. dollar, and growing trade tensions between the United States and Europe caused investors some concern. Trade tensions, in particular, heightened between the U.S. and China, as well as the U.S. and Europe, raising the possibility of retaliatory actions that could escalate to a full-blown trade war.

A Few Holdings Detracted From Relative Performance

Although the fund participated in the Index’s gains to a significant degree, a few allocation decisions and individual holdings detracted from the fund’s relative results. Allocations to France, Italy and Switzerland in particular hindered the fund’s performance. In France, technology services provider Atos missed analysts’ expectations and lost ground, while Michelin, the tire manufacturer, declined on weak pricing and rising costs for raw materials. In Italy, defense contractor Leonardo dropped 32% on a number of difficulties early in the reporting period, including weak pricing, missed analysts’ expectations, and a recall of one of its helicopter models. In Switzerland, staffing company Adecco slipped from its recent peak in part due to profit-taking but also as a result of concerns about the effect of a trade war on employment. From a sector perspective, holdings in health care and information technology hurt the fund’s performance. The fund’s position in Fresenius, a German company that specializes in home health care, dialysis equipment, and related devices, hindered its performance; the stock slipped 9% because the company’s bid for a competing business remained bogged down in the legal system. In addition, the fund’s lack of holdings of Australian health care companies, which rose 44% during the period, hampered the fund’s performance.

On the other hand, holdings in Australia, Japan, and Sweden bolstered the fund’s relative performance. Although the fund was underweight to Australia, which rose 21%, it owned Macquarie, a diversified financial company based in Australia, which jumped 43% on better-than-expected results and strong outcomes in its capital markets and asset management groups. The fund’s position in Aristocrat Leisure, a leading maker of gaming machines for casinos, helped the fund’s performance as well, climbing 38% on its rise to the top position in global unit sales. In Japan, the fund’s weighting roughly matched the Index, at 24%, and Japanese stocks rose 9% during the reporting period. The fund’s holdings in this market rose 12.5%, however, in part due to a position in Sony. This stock jumped 46% on restructuring moves as well as continued success with its secular growth strategy focused on videogaming, sensors for self-driving autos, lenses for dual-lens cameras, music streaming, and network services. Japanese petrochemical company Showa Denko, which rose 82%, also boosted the fund’s performance amid a pullback from companies in China in this industry. In Sweden, the fund was underweighted, but its holdings rose 24% while Swedish stocks in the Index were down 3%. The fund’s performance stemmed in part from its position in Alfa Laval, an industrial equipment company, which jumped 21%. The company makes scrubbers for container ships, and regulations restricting emissions are increasing demand for these products.

12

From a sector perspective, the fund’s holdings in the consumer discretionary and materials sectors had the greatest positive contribution to performance. In addition to Sony, the fund also benefited from a position in Moncler, an Italian high-end ski apparel manufacturer and lifestyle brand. The stock rose 61% in part due to the company’s new digital strategy aimed at millennials. In the materials sector, in addition to Showa Denko, a position in Lonza Group, a Swiss chemical and pharmaceutical company, proved beneficial as the shares rose 29% on strong sales growth and on synergies from a prior acquisition.

Trade Tensions Could Be Resolved

International markets have been heavily affected by rhetoric over trade during the past several months, and the outlook for trade depends largely on how trade negotiations proceed over the near term. While recent threats of new U.S. tariffs have raised concerns, some progress may emerge over the next few months. The new agreement with Mexico and Canada indicates that some headway is possible, and with Europe, negotiations have proceeded intermittently. If these negotiations produce agreements, Europe and others with an interest in protecting intellectual property may then join with the U.S. to pressure China in this regard. Assuming trade tensions ease and earnings remain strong, the pullback in the asset class over the second half of the reporting period could lead to more investment opportunities for securities that we believe have attractive valuations.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

13

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through August 31, 2018, as provided by George E. DeFina, Sean P. Fitzgibbon, and Jay Malikowski, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of -3.76%, and Investor shares produced a total return of -3.93%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of -0.68% for the same period.2

Stocks in the emerging markets lost ground during the reporting period, largely in response to weakening currencies in the emerging-market countries and rising trade tensions between the U.S. and China. The fund lagged the Index, mainly due to country weights and its security selections in Turkey, South Korea, and Taiwan.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging-market countries generally include all countries represented by the Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case at least five different) emerging-market countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Emerging Markets Hurt by Trade Tensions, Stronger U.S. Dollar

Emerging-market equities declined slightly during the reporting period despite the markets’ strong performance in the first five months of the period. Initially, these markets benefited broadly from positive global economic trends, including corporate earnings growth that accelerated across most industry groups and geographic regions. Strengthening global demand for commodities also bolstered the markets of those countries that export raw materials and energy, such as Russia and Brazil. Strong performance in the information technology and financials sectors drove gains in China. In addition, South Korea benefited from an easing of tensions with North Korea and China.

In the last seven months of the reporting period, however, emerging-market equities came under pressure as a result of heightening trade tensions, a stronger dollar, and rising interest rates in the United States. Markets with weaker current account dynamics and higher near-term political uncertainties were under pressure, including South Africa and Brazil. The lira crisis in Turkey intensified over the period, and the possibility of contagion to other emerging markets added to market uncertainty. With the drop in the benchmark, emerging-market stocks finished the reporting period down by more than 20% from their late high in January 2018.

Mexican and Chinese Holdings Outperformed

The fund’s performance relative to the Index was hindered by a small overweight to Turkey, an underweight to South Korean health care companies, and by certain holdings in Taiwan. In Turkey, the market was down 56% during the reporting period due to the lira crisis, which has ignited inflation and created uncertainty about the country’s economic outlook. A position in TofaÅŸ Türk Otomobil, an automaker, hurt the fund’s performance as the stock fell 60%, mostly due to the currency’s plunge. Garanti Bank, another holding, also detracted from the fund’s performance. Although the company is well managed, skepticism about the country’s economic environment hurt the stock’s performance. In South Korea, the fund’s underweight to health care hurt the fund’s returns, as the sector rose 64% over the reporting period. Also, Samsung SDI, a sister company of Samsung Electronics and a maker of flat-panel displays and lithium ion batteries, was hampered by weak demand for organic light-emitting diode (OLED) screens and by the rollout of Apple’s iPhone X. In Taiwan, the fund’s holding of Catcher, a supplier to Apple, also suffered on the rollout of the iPhone X. The fund’s underweight to TSMC, a leading semiconductor capital equipment manufacturer, hurt relative performance, as the stock jumped 20% during the reporting period.

From a sector perspective, the fund’s holdings in information technology and health care were detractors. In addition to Catcher, the fund’s position in Taiwan’s MediaTek, a semiconductor company, was hampered by weak demand for handsets and by trade war concerns. In health care, the fund was hindered by a holding of Qualicorp, a Brazilian health insurer, which dropped 33% on high churn rates in its book of business due to the weakening domestic economy as well as higher exposure to the self-employed sector of the economy, which has been a laggard versus large corporate employers.

Despite the overall decline in emerging-market stocks, there were a few bright spots for the fund. Mexico, China, and South Africa helped performance on a relative basis. In Mexico, the fund benefited from its position in Banorte, a commercial and retail bank, which was flat while the rest of the industry declined by 9%. Walmex, Walmart’s operation in Mexico, jumped 15% on higher-than-expected same-store sales. The fund also benefited from its position in OMAB, the operator of an airport in north central Mexico. The stock rose 9% over the reporting period on strong growth in air traffic. In China, Huazhu Group, a hotel operator, jumped 21% as the company has successfully shifted much of its portfolio to higher-end properties, and the company gained from healthy domestic travel activity. The fund’s position in Ping An Insurance, a life insurance company, also contributed positively to the fund’s performance. The company has outpaced its peers in adding to its life insurance book, causing earnings to rise 34%. In South Africa, where the market dropped 8.5%, the fund’s underweight position helped performance. In addition, the position in Sasol, a domestic energy company, added to returns, as the company’s bottom line benefited from a reduction in capital expenditures and a rise in oil prices.

14

From a sector perspective, materials and real estate were positive contributors to the fund’s performance. In materials, Suzano Papel, a Brazilian paper company, rose 130% on shareholder-friendly moves by management, higher prices, a cheaper Brazilian currency, and takeover speculation. In real estate, stocks were down nearly 8%, but the fund’s exposure to those stocks led to a smaller decline, as China’s diversified developer Shimao Property slipped only 1%.

Uncertainty About Trade Relation Weighs on Emerging Market Equities

While most of the recent decline in emerging-market stock prices has been due to depreciating currencies in emerging-market countries, corporate earnings have remained relatively strong. And with the decline in stock prices, we believe that securities’ valuations have become more attractive. Nonetheless, the performance of emerging-market stocks over the short term will depend heavily on the outcome of trade tensions, particularly with China. While the impact of proposed U.S. tariffs on $500 billion in Chinese goods is not expected to be large, the reaction of companies to these tariffs could be significant if they cut back on their capital expenditures. Given the uncertainty, our portfolio maintains a barbell strategy with approximately equal weight in growth and value stocks.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed, or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

15

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through August 31, 2018, as provided by Richard A. Brown, William S. Cazalet, Thomas J. Durante, Karen Q. Wong, and Syed A. Zamil, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of 3.24%, and Investor shares produced a total return of 2.89%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 4.39% for the same period.2

International equity markets posted gains over the reporting period in the midst of rising corporate earnings and constructive economic activity. The fund participated significantly in the market rally but produced lower returns than the Index, mainly due to security selection shortfalls in the financials and telecommunication services sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. The fund invests primarily in depositary receipts (DRs) representing the local shares of non-U.S. companies, in particular, American depositary receipts (ADRs).

In selecting securities, we screen the Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility. The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the Index, and under normal circumstances, the fund will invest in at least 10 different countries.

Divisions in Global Markets

Developed international markets gained ground over the reporting period, supported by corporate earnings that rose throughout the period on a global basis. Through February 2018, global markets and economic growth appeared to move in lockstep, with all countries and regions experiencing positive growth. Asian equity markets led the way, pushed by Japanese stocks. Despite Brexit concerns, the U.K. was also able to post gains. The Eurozone experienced difficulties in late 2017 as Germany and Spain weighed on European stock prices, but managed to shake free of those concerns and rally in January.

In February, concerns over rising U.S. inflation and a strengthening dollar caused turbulence in equity markets. In addition, news from the Eurozone and Japan that economic growth had stagnated led to a market slowdown despite continued strength in corporate earnings. Both of these regions pledged to maintain an accommodative monetary policy for the near term in hopes of stimulating growth. The U.S. dollar’s gain against the euro, yen, and currencies of many emerging-market countries caused a market decline in these regions. In addition, political unrest in some areas of Europe and South America, and trade tensions between the U.S. and multiple trading partners, added to the potential for global market volatility. Despite these headwinds, the Index was able to produce a positive return for the period.

Energy, Information Technology, and Japan Drive Index Gains

The Index’s advance was led by stocks in the energy sector, where rising oil prices bolstered returns for many European energy companies, particularly those from the Netherlands. In the U.K., energy company BP saw its stock price appreciate on the back of its efforts to cut debt levels. Information technology (IT) also did well, particularly within the software and chip manufacturing industries. Companies are investing in their technology infrastructures, increasing the demand for software and other IT products. High consumer demand for smartphones and new products requiring more sophisticated components has bolstered demand for chips. Consumer demand is also driving returns in the consumer discretionary sector, where electronics companies and car manufacturers are outperforming, along with luxury goods companies. Japan contributed most of the Index return for the period. Japanese companies have been focused on driving efficiencies and earnings improvements. These efforts are coming to fruition. Japanese companies have also strategically placed many of their factories in other countries such as the U.S., helping to insulate them from the effects of trade disputes. Japanese electronics, information technology, and car companies did particularly well during the period.

Laggards during the reporting period included the financials sector, where the knock-on effects of political disruption in South America are affecting global banks, particularly those in Spain. In addition, interest rates are not rising as anticipated, hurting revenues. Telecommunications companies, especially those located in Spain, also struggled due to exposure to struggling regions. In Europe, competition for customers has led to price cutting, which is hurting companies’ profitability. The attempt to move to a 5G network is also proving expensive, further reducing profit margins. In addition to banking and telecom issues in Spain, exposure to Danish banks weighed on the fund’s returns, primarily due to positions in Danske Bank.

Maintaining a Disciplined Approach

The softening economic data in some non-U.S. economies and strengthening dollar have recently provided a headwind for returns. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions and will make adjustments as we deem necessary.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

16

For the period from September 1, 2017 through August 31, 2018, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 1.63%, and Investor shares produced a total return of 1.27%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), produced a total return of 3.18% for the same period.2

International stocks gained over the reporting period amid constructive economic activity and rising corporate earnings. The fund underperformed the Index, mainly due to security selection shortfalls in Asia and the Middle East.

As of April 2, 2018, C. Wesley Boggs, William S. Cazalet, Peter D. Goslin, and Syed A. Zamil became the fund’s co-primary portfolio managers.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed- and emerging-market countries. The fund focuses on dividend-paying stocks of foreign companies, including those of emerging-market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher-ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher-dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

Divisions in Global Markets

Developed international markets gained ground over the reporting period, supported by corporate earnings that rose throughout the period on a global basis. Through February 2018, global markets and economic growth appeared to move in lockstep with all countries and regions experiencing positive growth. Asian equity markets led the way, pushed by Japanese stocks. Despite Brexit concerns, the U.K. was also able to post gains. The Eurozone experienced difficulties in late 2017 as Germany and Spain weighed on European stock prices, but managed to shake free and rally in January. Emerging markets also produced market gains, bolstered by strong energy prices and a relatively weak U.S. dollar.

In February, concerns over rising U.S. inflation and a strengthening dollar caused turbulence in equity markets. In addition, news from the Eurozone and Japan that economic growth had stagnated led to a market slowdown despite continued strength in corporate earnings. Both of these regions pledged to maintain an accommodative monetary policy for the near term in hopes of stimulating growth. The U.S. dollar’s gain against the euro, yen, and currencies of many emerging countries caused a market decline in these regions. In addition, political unrest in some areas of Europe and South America, and trade tensions between the U.S. and multiple trading partners, added to the potential for global market volatility. Despite these headwinds, the Index was able to produce a positive return for the period.

Security Selections Impact Fund Performance

Positioning in the utilities, energy, and information technology sectors supported the fund’s gains over the reporting period. This positioning was the result of our quantitative security selection process which identifies opportunities across several countries and market sectors. In the utilities sector, ÄŒEZ in the Czech Republic gained value after announcing the divestment of some assets. A Finnish utility company, Fortum, rallied in conjunction with an increase among power prices throughout the European Union. Within energy, BP, a British oil and gas company, enjoyed price appreciation on the back of higher production and lower costs stemming from a lower debt burden. In the information technology sector, chip maker STMicroelectronics, which saw increased production efficiencies and higher sales, gained on higher-than-expected fourth-quarter revenues and increased earnings guidance.

On the other hand, some holdings detracted from the fund’s relative results. Turkish petrochemical company Petkim Petrokimya Holding was a leading detractor from portfolio returns. The company’s stock price fell during the period on the back of a strengthening U.S. dollar and political turmoil in the region. Israeli telecommunications company Bezeq also experienced a declining stock price during the period. The company issued a profit warning in March due to the write-off of debt associated with losses in its satellite television division. Takeda Pharmaceutical, the largest drug company in Asia, saw its shares drop after issuing weak guidance for the company’s 2019 fiscal year.

A Disciplined Approach to Stock Picking

Our quantitative models have continued to identify what we believe to be attractive investment opportunities across a broad range of countries, companies, and industry groups. We believe that current inefficiencies in international markets may present opportunities to purchase the stocks of fundamentally strong dividend-paying companies at more attractive prices. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that our model suggests have the potential to offer more attractive valuations and better investment prospects. In addition, we have continued to maintain a broadly diversified portfolio.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI ex-USA Index captures large- and mid-cap representation across developed-market (DM) countries (excluding the U.S.) and emerging-market (EM) countries. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

17

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through August 31, 2018, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 11.86%, and Investor shares produced a total return of 11.50%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 7.36% for the same period.2

Stocks continued to gain ground while bonds generally were flat over the reporting period amid improved economic conditions and rising interest rates. The fund outperformed the Index, mainly due to overweighted exposure to U.S. stocks and an underweight position to bonds.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large-Cap Equities, Small-Cap and Mid-Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

The fund’s investment adviser allocates the fund’s investments among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by the fund’s investment adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds.

U.S. Stocks Continued to Climb

Despite investors’ concerns about trade relations, stocks rose during the reporting period, driven by better-than-expected corporate earnings growth, strengthening U.S. labor markets, a steady global economy, and the continuing tailwind from U.S. tax-reform legislation. Several broad measures of stock market performance reached a series of new highs. While inflation fears sparked heightened market volatility in February, the resulting market declines were later erased as the market continued to climb during the reporting period.

Bonds fared less well in the midst of rising interest rates, a shift to a less accommodative monetary policy, and expectations that inflation will accelerate. High yield bonds, however, generally produced positive total returns in an environment of rising corporate earnings and low default rates.

U.S. Stocks and High Yield Bonds Boosted Fund Performance

The fund participated more than fully in the Index’s gains over the reporting period, supported by an asset allocation strategy that emphasized stocks over bonds. An overweight to U.S. large-cap stocks and small-cap stocks contributed to performance, as did an allocation to high yield bonds. The fund’s underweight to fixed-income securities also benefited the fund’s returns.

Several of the fund’s underlying equity investments produced strong results, the most notable of which was BNY Mellon Focused Equity Opportunities Fund. BNY Mellon Mid Cap Multi-Strategy Fund and Dreyfus Select Managers Small Cap Growth Fund further bolstered the fund’s relative results.

Disappointments during the reporting period proved relatively mild. From an asset allocation perspective, exposure to international stocks, including emerging markets, weighed on the fund’s relative performance. Among individual underlying investments, BNY Mellon Emerging Markets Fund hindered the fund’s returns as emerging-market equities broadly declined. A direct investment in a high-quality fixed-income security also hindered the fund’s performance.

The fund sold portions of its holdings in BNY Mellon Mid Cap Multi-Strategy Fund, Dreyfus Select Managers Small Cap Growth Fund, and Dreyfus Select Managers Small Cap Value Fund during the reporting period to raise cash to satisfy minor shareholder redemptions.

Positioned for Continued Growth

We are optimistic about the prospects of a continued U.S. economic expansion over the remainder of 2018 and the potential for further growth in corporate earnings. However, we believe that gains may be more modest over the months ahead. Still, we continue to believe that stocks will fare better than bonds, so we have made no changes to the fund’s asset allocation strategy at this time. We also made no strategic changes to the way assets are apportioned among the fund’s underlying investments. We continue to maintain exposure to fixed-income and alternative investments as we seek to mitigate volatility in the fund’s portfolio.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through December 31, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Morningstar Inc. — Morningstar Moderate Target Risk Index serves as a benchmark to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

18

FUND PERFORMANCE (Unaudited)

29,000
24,600
20,200
15,800
11,400
7,000
Dollars
BNY Mellon Large Cap Stock Fund (Class M shares)
BNY Mellon Large Cap Stock Fund (Investor shares)
S&P 500® Index†
$28,023
$23,800
$23,247
08
09
10
11
12
13
14
15
16
17
18
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Large Cap Stock Fund Class M shares and Investor shares and the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	18.31%	13.26%	9.06%
Investor shares	18.02%	13.02%	8.80%
S&P 500® Index	19.66%	14.51%	10.85%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Large Cap Stock Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19

FUND PERFORMANCE (Unaudited) (continued)

BNY Mellon Large Cap Market Opportunities Fund (Class M shares)
BNY Mellon Large Cap Market Opportunities Fund (Investor shares)
S&P 500® Index†
$31,195
$27,953
$27,612
32,000
26,250
20,500
14,750
9,000
Dollars
7/30/10
10
11
12
13
14
15
16
17
18
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Large Cap Market Opportunities Fund Class M shares and Investor shares and the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/30/10	22.00%	14.18%	13.55%
Investor shares	7/30/10	21.61%	13.89%	13.38%
S&P 500® Index	7/31/10	19.66%	14.51%	15.11%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Large Cap Market Opportunities Fund on 7/30/10 (inception date) to a $10,000 investment made in the Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

20

Comparison of change in value of $10,000 investment in BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund Class M shares and Investor shares and the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/30/10	21.44%	14.10%	13.80%
Investor shares	7/30/10	21.15%	13.81%	13.61%
S&P 500® Index	7/31/10	19.66%	14.51%	15.11%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund on 7/30/10 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

21

FUND PERFORMANCE (Unaudited) (continued)

(a) BNY Mellon Income Stock Fund (Class M shares)
(b) BNY Mellon Income Stock Fund (Investor shares)
(c) BNY Mellon Income Stock Fund (Class A shares)†−
(d) BNY Mellon Income Stock Fund (Class C shares)††
(e) BNY Mellon Income Stock Fund (Class I shares)††
(f) BNY Mellon Income Stock Fund (Class Y shares)††
(g) Dow Jones U.S. Select Dividend™ Index†
$28,459 (g)
$26,386 (a)
$26,384 (f)
$26,380 (e)
$25,777 (d)
$25,744 (b)
$24,755 (c)
35,000
29,500
24,000
18,500
13,000
7,500
Dollars
08
09
10
11
12
13
14
15
16
17
18
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Income Stock Fund Class M shares, Investor shares, Class A shares, Class C shares, Class I shares and Class Y shares and the Dow Jones U.S. Select DividendTM Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A, Class C, Class I and Class Y shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A, Class C, Class I and Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A, Class C, Class I and Class Y shares thereafter.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M, Investor, Class A, Class C, Class I and Class Y shares of BNY Mellon Income Stock Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

22

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Years	10 Years
Class M shares	1/1/85	15.31%	12.61%	10.19%
Investor shares	7/11/01	15.08%	12.32%	9.92%
Class A shares
with maximum sales charge (5.75%)	5/31/16	8.37%	11.19%††	9.49%††
without sales charge	5/31/16	15.01%	12.51%††	10.14%††
Class C shares
with applicable redemption charge†	5/31/16	13.07%	12.09%††	9.93%††
without redemption	5/31/16	14.07%	12.09%††	9.93%††
Class I shares	5/31/16	15.18%	12.61%††	10.19%††
Class Y shares	5/31/16	15.31%	12.61%††	10.19%††
Dow Jones U.S. Select Dividend TM Index		13.67%	13.34%	11.03%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class A, Class C, Class I and Class Y shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A, Class C, Class I and Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A, Class C, Class I and Class Y shares thereafter.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

23

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Mid Cap Multi-Strategy Fund Class M shares and Investor shares with the Russell Midcap® Index, Russell Midcap® Value Index and Russell Midcap® Growth Index

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	20.48%	12.55%	9.55%
Investor shares	20.13%	12.27%	9.28%
Russell Midcap® Index	17.89%	12.80%	10.92%
Russell Midcap® Value Index	12.67%	11.81%	10.33%
Russell Midcap® Growth Index	25.06%	14.19%	11.64%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund on 8/31/08 to a $10,000 investment made in each of the (1) the Russell Midcap® Index, (2) the Russell Midcap® Value Index and (3) the Russell Midcap® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

24

Comparison of change in value of $10,000 investment in BNY Mellon Small Cap Multi-Strategy Fund Class M shares and Investor shares with the Russell 2000® Index, Russell 2000® Value Index and Russell 2000® Growth Index

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	28.97%	13.21%	9.66%
Investor shares	28.62%	12.93%	9.45%
Russell 2000® Index	25.45%	13.00%	10.46%
Russell 2000® Value Index	20.05%	11.72%	9.27%
Russell 2000® Growth Index	30.72%	14.20%	11.57%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund on 8/31/08 to a $10,000 investment made in each of the (1) the Russell 2000® Index, (2) the Russell 2000® Value Index and (3) the Russell 2000® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of small cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

25

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Focused Equity Opportunities Fund Class M shares and Investor shares and the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Years	From Inception
Class M shares	9/30/09	22.62%	16.43%	14.40%
Investor shares	9/30/09	22.24%	16.13%	14.11%
S&P 500® Index	9/30/09	19.66%	14.51%	14.35%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 9/30/09 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

26

Comparison of change in value of $10,000 investment in BNY Mellon Small/Mid Cap Multi-Strategy Fund Class M shares and Investor shares and the Russell 2500™ Index, Russell 2500™ Value Index and Russell 2500™ Growth Index

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Years	From Inception
Class M shares	9/30/09	28.25%	13.79%	13.14%
Investor shares	9/30/09	27.87%	13.48%	12.83%
Russell 2500™ Index	9/30/09	23.33%	12.96%	14.52%
Russell 2500™ Value Index	9/30/09	17.43%	11.44%	12.74%
Russell 2500™ Growth Index	9/30/09	30.18%	14.63%	15.98%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Small/Mid Cap Multi-Strategy Fund on 9/30/09 (inception date) to a $10,000 investment made in each of (1) the Russell 2500™ Index, (2) the Russell 2500™ Value Index and (3) the Russell 2500™ Growth Index on that date. All dividends and capital gain distributions are reinvested.

On April 28, 2014, the fund’s investment strategy changed. From August 20, 2012 through April 27, 2014, the investment adviser selected securities for the fund using a disciplined investment process that combined quantitative modeling techniques, fundamental analysis and risk management. Prior to August 20, 2012, the investment adviser selected securities for the fund using proprietary computer models, along with fundamental analysis to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund’s performance for the period August 20, 2012 through April 27, 2014 and for the periods prior to August 20, 2012 reflects the fund’s investment strategy in effect during those periods.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

27

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $10,000 investment in BNY Mellon International Fund Class M shares and Investor shares and the MSCI EAFE Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	3.68%	5.58%	3.82%
Investor shares	3.41%	5.33%	3.56%
MSCI EAFE Index	4.39%	5.73%	3.66%

† Source: Lipper Inc.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon International Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any Index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

28

BNY Mellon Emerging Markets Fund (Class M shares)
BNY Mellon Emerging Markets Fund (Investor shares)
MSCI Emerging Markets Index†
15,000
13,800
12,600
11,400
10,200
9,000
Dollars
$14,038
$13,031
$12,709
08
09
10
11
12
13
14
15
16
17
18
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Emerging Markets Fund Class M shares and Investor shares and the MSCI Emerging Markets Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	-3.76%	4.36%	2.68%
Investor shares	-3.93%	4.13%	2.43%
MSCI Emerging Markets Index	-0.68%	5.04%	3.45%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

29

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $10,000 investment in BNY Mellon International Appreciation Fund Class M shares and Investor shares and the MSCI EAFE Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	3.24%	5.07%	3.14%
Investor shares	2.89%	4.78%	2.87%
MSCI EAFE Index	4.39%	5.73%	3.66%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon International Appreciation Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

30

Comparison of change in value of $10,000 investment in BNY Mellon International Equity Income Fund Class M shares and Investor shares and the MSCI ACWI ex-USA Index (“the Index”)

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Year	From Inception
Class M shares	12/15/11	1.63%	3.76%	5.33%
Investor shares	12/15/11	1.27%	3.40%	4.98%
MSCI ACWI ex-USA Index	11/30/11	3.18%	5.43%	6.70%††

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon International Equity Income Fund on 12/15/11 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index captures large- and mid-cap representation across Developed Market (DM) countries (excluding the U.S.) and Emerging Market (EM) countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

†† For comparative purposes, the value of the Index on 11/30/11 is used as the beginning value on 12/15/11.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

31

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Asset Allocation Fund Class M shares and Investor shares and the Morningstar Moderate Target Risk Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	11.86%	8.31%	6.62%
Investor shares	11.50%	8.05%	6.37%
Morningstar Moderate Target Risk Index	7.36%	7.16%	6.64%

† Source: Morningstar Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on September 15, 2011. Prior to that date, the fund invested in individual securities and BNY Mellon funds only and its target allocation was 60% of its assets invested in equity securities (directly and through underlying funds) and 40% of its assets invested in bonds and money market instruments (directly), with a range of 15% above or below such target amount. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to September 15, 2011 reflects the investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index serves as a benchmark to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Unlike a mutual fund, the index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

32

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2018 to August 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2018
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.25	$5.55	–	–	–	–
Ending value (after expenses)	$1,058.50	$1,058.80	–	–	–	–
Annualized expense ratio (%)	.82	1.07	–	–	–	–
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$3.68	$5.00	–	–	–	–
Ending value (after expenses)	$1,088.10	$1,087.00	–	–	–	–
Annualized expense ratio (%)	.70	.95	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.52	$4.83	–	–	–	–
Ending value (after expenses)	$1,085.70	$1,084.30	–	–	–	–
Annualized expense ratio (%)	.67	.92	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.15	$5.44	$5.85	$9.76	$4.30	$4.15
Ending value (after expenses)	$1,055.80	$1,056.00	$1,055.60	$1,049.60	$1,055.80	$1,056.90
Annualized expense ratio (%)	.80	1.05	1.13	1.89	.83	.80
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.69	$6.00	–	–	–	–
Ending value (after expenses)	$1,091.30	$1,089.30	–	–	–	–
Annualized expense ratio (%)	.89	1.14	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.49	$6.85	–	–	–	–
Ending value (after expenses)	$1,156.80	$1,155.40	–	–	–	–
Annualized expense ratio (%)	1.01	1.26	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.45	$5.75	–	–	–	–
Ending value (after expenses)	$1,076.90	$1,075.30	–	–	–	–
Annualized expense ratio (%)	.85	1.10	–	–	–	–

33

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended August 31, 2018
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.98	$6.33
Ending value (after expenses)	$1,148.50	$1,146.70
Annualized expense ratio (%)	.92	1.17
BNY Mellon International Fund
Expenses paid per $1,000†	$5.02	$6.25
Ending value (after expenses)	$970.40	$968.90
Annualized expense ratio (%)	1.01	1.26
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.44	$7.61
Ending value (after expenses)	$863.80	$863.50
Annualized expense ratio (%)	1.37	1.62
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.87	$6.11
Ending value (after expenses)	$972.90	$971.30
Annualized expense ratio (%)	.98	1.23
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.27	$6.49
Ending value (after expenses)	$936.90	$935.30
Annualized expense ratio (%)	1.08	1.33
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.49	$2.78
Ending value (after expenses)	$1,044.30	$1,042.90
Annualized expense ratio (%)	.29	.54

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2018
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.18	$5.45	–	–	–	–
Ending value (after expenses)	$1,021.07	$1,019.81	–	–	–	–
Annualized expense ratio (%)	.82	1.07	–	–	–	–
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$3.57	$4.84	–	–	–	–
Ending value (after expenses)	$1,021.68	$1,020.42	–	–	–	–
Annualized expense ratio (%)	.70	.95	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.41	$4.69	–	–	–	–
Ending value (after expenses)	$1,021.83	$1.020.57	–	–	–	–
Annualized expense ratio (%)	.67	.92	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.08	$5.35	$5.75	$9.60	$4.23	$4.08
Ending value (after expenses)	$1,021.17	$1,019.91	$1,019.51	$1,015.68	$1,021.02	$1,021.17
Annualized expense ratio (%)	.80	1.05	1.13	1.89	.83	.80
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.53	$5.80	–	–	–	–
Ending value (after expenses)	$1,020.72	$1,019.46	–	–	–	–
Annualized expense ratio (%)	.89	1.14	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.14	$6.41	–	–	–	–
Ending value (after expenses)	$1,020.11	$1,018.85	–	–	–	–
Annualized expense ratio (%)	1.01	1.26	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.33	$5.60	–	–	–	–
Ending value (after expenses)	$1,020.92	$1,019.66	–	–	–	–
Annualized expense ratio (%)	.85	1.10	–	–	–	–

35

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUND’S (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended August 31, 2018
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.69	$5.96
Ending value (after expenses)	$1,020.57	$1,019.31
Annualized expense ratio (%)	.92	1.17
BNY Mellon International Fund
Expenses paid per $1,000†	$5.14	$6.41
Ending value (after expenses)	$1,020.11	$1,018.85
Annualized expense ratio (%)	1.01	1.26
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.97	$8.24
Ending value (after expenses)	$1,018.30	$1,017.04
Annualized expense ratio (%)	1.37	1.62
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.99	$6.26
Ending value (after expenses)	$1,020.27	$1,019.00
Annualized expense ratio (%)	.98	1.23
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.50	$6.77
Ending value (after expenses)	$1,019.76	$1,018.50
Annualized expense ratio (%)	1.08	1.33
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.48	$2.75
Ending value (after expenses)	$1,023.74	$1,022.48
Annualized expense ratio (%)	.29	.54

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36

STATEMENT OF INVESTMENTS

August 31, 2018

BNY Mellon Large Cap Stock Fund
Description	Shares		Value ($)
Common Stocks - 99.3%
Automobiles & Components - .7%
Lear	11,864		1,924,341
Banks - 5.3%
Bank of America	183,963		5,689,976
Comerica	25,016		2,438,560
JPMorgan Chase & Co.	58,628		6,717,596
Wells Fargo & Co.	1,808		105,732
		14,951,864
Capital Goods - 4.4%
Boeing	13,177		4,516,944
Caterpillar	3,387		470,285
Lockheed Martin	8,794		2,817,686
Raytheon	11,376		2,268,829
Spirit AeroSystems Holdings, Cl. A	26,652		2,278,746
		12,352,490
Consumer Durables & Apparel - 1.9%
NVR	541	[a]	1,443,631
PulteGroup	73,516	[b]	2,054,772
Toll Brothers	46,583		1,687,702
		5,186,105
Consumer Services - 1.4%
Carnival	33,693		2,071,783
Grand Canyon Education	3,433	[a]	409,008
Las Vegas Sands	23,488		1,536,585
		4,017,376
Diversified Financials - 5.5%
American Express	29,986		3,177,916
Berkshire Hathaway, Cl. B	8,724	[a]	1,820,873
Discover Financial Services	31,730		2,478,748
Dun & Bradstreet	7,050		1,007,586
S&P Global	14,097		2,918,784
State Street	26,684		2,319,106
Synchrony Financial	54,232		1,717,527
		15,440,540
Energy - 7.7%
Chevron	35,800		4,240,868
ConocoPhillips	39,129		2,873,242
Exxon Mobil	37,457		3,002,928
Halliburton	43,509		1,735,574
Marathon Petroleum	35,410		2,913,889
Occidental Petroleum	14,462		1,155,080
Phillips 66	24,432		2,895,436
Valero Energy	23,146		2,728,450
		21,545,467
Food & Staples Retailing - 2.1%
Walgreens Boots Alliance	32,188		2,206,809
Walmart	37,346		3,579,988
		5,786,797
Food, Beverage & Tobacco - 1.5%
Altria Group	23,664		1,384,817
Campbell Soup	7,410	[b]	292,325
ConAgra Foods	29,526		1,085,080
PepsiCo	11,027		1,235,134
Philip Morris International	3,805		296,371
		4,293,727

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Health Care Equipment & Services - 3.3%
Baxter International	40,683		3,025,595
Cigna	11,744		2,211,865
Danaher	25,539		2,644,308
Express Scripts Holding	14,990	[a]	1,319,420
		9,201,188
Household & Personal Products - 1.8%
Herbalife Nutrition	27,101	[a]	1,533,646
Kimberly-Clark	17,089		1,974,463
Procter & Gamble	20,191		1,674,843
		5,182,952
Insurance - 4.0%
Allstate	26,768		2,692,058
Marsh & McLennan Cos.	14,462		1,223,919
Principal Financial Group	23,963		1,322,518
Progressive	39,198		2,647,041
Prudential Financial	3,190		313,417
Torchmark	24,883		2,187,713
Unum Group	20,528		757,073
		11,143,739
Materials - 2.0%
Huntsman	57,783		1,761,804
LyondellBasell Industries, Cl. A	18,123		2,043,912
Westlake Chemical	18,304	[b]	1,731,009
		5,536,725
Media - 1.3%
Walt Disney	31,793		3,561,452
Pharmaceuticals Biotechnology & Life Sciences - 13.2%
AbbVie	39,880		3,827,682
Agilent Technologies	23,663		1,598,199
Amgen	19,509		3,898,093
Biogen	8,745	[a]	3,091,270
Bristol-Myers Squibb	49,972		3,025,805
Eli Lilly & Co.	16,622		1,756,114
Illumina	4,878	[a]	1,730,861
Johnson & Johnson	44,929		6,051,487
Mettler-Toledo International	1,265	[a]	739,342
Pfizer	119,836		4,975,591
Thermo Fisher Scientific	7,662		1,831,984
Waters	9,779	[a]	1,852,925
Zoetis	28,459		2,578,385
		36,957,738
Real Estate - 1.6%
Prologis	33,774	[c]	2,268,937
Public Storage	10,978	[c]	2,333,703
		4,602,640
Retailing - 5.6%
Amazon.com	4,649	[a]	9,357,089
Best Buy	35,575		2,830,347
Foot Locker	21,681		1,068,873
Home Depot	7,588		1,523,443
Netflix	2,531	[a]	930,598
		15,710,350

37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Stock Fund (continued)
Description		Shares		Value ($)
Common Stocks - 99.3% (continued)
Semiconductors & Semiconductor Equipment - 2.3%
Applied Materials		58,891		2,533,491
Micron Technology		53,516	[a]	2,810,660
Skyworks Solutions		3,433		313,433
Texas Instruments		7,592		853,341
			6,510,925
Software & Services - 17.3%
Accenture		20,111		3,400,167
Adobe Systems		7,304	[a]	1,924,677
Alphabet, Cl. A		4,280	[a]	5,272,104
Alphabet, Cl. C		4,458	[a]	5,430,691
Automatic Data Processing		13,357		1,960,140
Cadence Design Systems		46,198	[a]	2,173,154
CDK Global		25,294		1,576,322
Cognizant Technology Solutions, Cl. A		30,217		2,369,919
Electronic Arts		19,924	[a]	2,259,581
Facebook, Cl. A		38,014	[a]	6,680,200
Fiserv		13,496	[a]	1,080,625
International Business Machines		9,725		1,424,518
MasterCard, Cl. A		2,426		522,949
Microsoft		62,525		7,023,433
Paychex		7,466		546,884
Visa, Cl. A		33,700		4,950,193
			48,595,557
Technology Hardware & Equipment - 6.9%
Apple		58,544		13,326,371
F5 Networks		9,302	[a]	1,759,194
HP		120,231		2,963,694
Seagate Technology		23,488		1,257,548
			19,306,807
Telecommunication Services - 3.4%
AT&T		154,469		4,933,740
Verizon Communications		85,476		4,647,330
			9,581,070
Transportation - 3.1%
Copa Holdings		3,081		246,295
CSX		24,943		1,849,773
Norfolk Southern		17,370		3,019,601
Union Pacific		23,376		3,520,893
			8,636,562
Utilities - 3.0%
CMS Energy		34,328		1,690,311
Exelon		64,039		2,799,145
NRG Energy		55,128		1,950,980
OGE Energy		49,887		1,837,338
			8,277,774
Total Common Stocks (cost $199,825,398)			278,304,186

BNY Mellon Large Cap Stock Fund (continued)
Description	7-Day Yield (%)	Shares		Value ($)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,371,133)	1.91	2,371,133	[d]	2,371,133
Total Investments (cost $202,196,531)		100.1%	280,675,319
Liabilities, Less Cash and Receivables		(.1%)	(372,354)
Net Assets		100.0%	280,302,965

aNon-income producing security.

bSecurity, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $2,146,674 and the value of the collateral held by the fund was $2,190,751, consisting of U.S. Government & Agency securities.

cInvestment in real estate investment trust.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.9
Health Care	16.5
Financials	14.5
Consumer Discretionary	10.8
Energy	7.7
Industrials	7.5
Consumer Staples	5.4
Telecommunication Services	3.4
Utilities	3.0
Materials	2.0
Real Estate	1.6
Investment Companies	.8
100.1

† Based on net assets.

See notes to financial statements.

38

BNY Mellon Large Cap Market Opportunities Fund
Description	Shares		Value ($)
Common Stocks - 49.6%
Banks - 1.3%
SVB Financial Group	2,700	[a]	871,425
Capital Goods - 4.5%
Boeing	2,534		868,630
Deere & Co.	5,485		788,743
Donaldson	1,054	[b]	53,332
Fastenal	1,885		110,009
Flowserve	1,545		80,525
Hexcel	1,395		92,237
Honeywell International	5,022		798,799
Toro	2,115	[b]	128,571
		2,920,846
Commercial & Professional Services - .1%
Healthcare Services Group	1,480	[b]	60,991
Consumer Durables & Apparel - .3%
NIKE, Cl. B	2,099		172,538
Consumer Services - 2.6%
McDonald's	717		116,319
MGM Resorts International	23,700		687,063
Starbucks	2,002		107,007
Yum! Brands	8,630		749,861
		1,660,250
Diversified Financials - 3.6%
Charles Schwab	15,065		765,151
Intercontinental Exchange	11,600		884,268
Invesco	29,618		713,794
		2,363,213
Energy - 3.5%
Andeavor Logistics	5,640		861,736
EOG Resources	1,243		146,960
Occidental Petroleum	1,641		131,067
Pioneer Natural Resources	287		50,139
Schlumberger	1,966		124,173
Valero Energy	8,375		987,245
		2,301,320
Food, Beverage & Tobacco - 2.7%
Constellation Brands, Cl. A	3,800		791,160
Mondelez International, Cl. A	22,235		949,879
		1,741,039
Health Care Equipment & Services - 4.1%
Cerner	2,035	[a]	132,499
Edwards Lifesciences	900	[a]	129,816
Henry Schein	1,639	[a,b]	127,317
Intuitive Surgical	361	[a]	202,160
Medtronic	8,110		781,885
ResMed	1,040		115,866
Stryker	730		123,684
UnitedHealth Group	3,941		1,058,001
		2,671,228
Household & Personal Products - .4%
Colgate-Palmolive	2,011		133,550
Estee Lauder, Cl. A	993		139,139
		272,689
Materials - 1.6%
DowDuPont	9,580		671,845
Ecolab	916		137,840

BNY Mellon Large Cap Market Opportunities Fund (continued)
Description	Shares		Value ($)
Common Stocks - 49.6% (continued)
Materials - 1.6% (continued)
FMC	1,480		126,466
Praxair	768		121,490
		1,057,641
Media - 1.7%
Comcast, Cl. A	25,860		956,562
Walt Disney	1,137		127,367
		1,083,929
Pharmaceuticals Biotechnology & Life Sciences - 3.6%
Allergan	4,587		879,374
Biogen	371	[a]	131,145
Eli Lilly & Co.	755		79,766
Gilead Sciences	1,600		121,168
Johnson & Johnson	861		115,968
Mettler-Toledo International	128	[a]	74,811
Pfizer	19,800		822,096
Waters	592	[a]	112,172
		2,336,500
Real Estate - 1.0%
Equinix	1,444	[c]	629,772
Retailing - 2.8%
Amazon.com	751	[a]	1,511,545
O'Reilly Automotive	389	[a]	130,478
The TJX Companies	1,941		213,452
		1,855,475
Semiconductors & Semiconductor Equipment - 3.8%
NVIDIA	5,278		1,481,429
Texas Instruments	8,655		972,822
		2,454,251
Software & Services - 10.8%
Adobe Systems	5,421	[a]	1,428,488
Alphabet, Cl. A	1,153	[a]	1,420,265
Alphabet, Cl. C	101	[a]	123,037
Automatic Data Processing	743		109,035
Cognizant Technology Solutions, Cl. A	1,450		113,723
Electronic Arts	6,584	[a]	746,691
Jack Henry & Associates	1,130	[b]	179,037
Manhattan Associates	2,620	[a,b]	151,934
MasterCard, Cl. A	1,218		262,552
Microsoft	10,639		1,195,079
Oracle	2,091		101,581
Paychex	1,896		138,882
Visa, Cl. A	7,195		1,056,874
		7,027,178
Technology Hardware & Equipment - 1.0%
Amphenol, Cl. A	2,213		209,306
Cisco Systems	3,313		158,262
Cognex	2,260		121,588
IPG Photonics	566	[a]	99,322
TE Connectivity	940		86,179
		674,657

39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Market Opportunities Fund (continued)
Description		Shares		Value ($)
Common Stocks - 49.6% (continued)
Transportation - .2%
Expeditors International of Washington		1,860		136,301
Total Common Stocks (cost $21,473,362)			32,291,243
	7-Day Yield %
Investment Companies - 50.2%
Registered Investment Companies - 50.2%
BNY Mellon Income Stock Fund, Cl. M		711,945	[d]	6,962,823
Dreyfus Institutional Preferred Government Plus Money Market Fund	1.91	558,067	[d]	558,067
Dreyfus Research Growth Fund, Cl. Y		953,218	[d]	16,290,492
Dreyfus Strategic Value Fund, Cl. Y		209,538	[d]	8,873,949
Total Investment Companies (cost $24,481,298)			32,685,331

Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $193,919)	1.87	193,919	[d]	193,919
Total Investments (cost $46,148,579)		100.1%	65,170,493
Liabilities, Less Cash and Receivables		(.1%)	(85,299)
Net Assets		100.0%	65,085,194

aNon-income producing security.

bSecurity, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $613,883 and the value of the collateral held by the fund was $626,161, consisting of cash collateral of $193,919 and U.S. Government & Agency securities valued at $432,242.

cInvestment in real estate investment trust.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	50.5
Information Technology	15.6
Health Care	7.7
Consumer Discretionary	7.3
Financials	5.0
Industrials	4.8
Energy	3.5
Consumer Staples	3.1
Materials	1.6
Real Estate	1.0
100.1

† Based on net assets.

See notes to financial statements.

40

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 69.8%
Automobiles & Components - .1%
Aptiv	1,380		121,454
Ford Motor	5,798		54,965
General Motors	155		5,588
Goodyear Tire & Rubber	4,315		97,907
Harley-Davidson	3,784	[a]	161,274
		441,188
Banks - 3.3%
Bank of America	56,979		1,762,360
BB&T	10,592		547,183
Citigroup	11,670		831,371
Citizens Financial Group	6,935		285,445
Fifth Third Bancorp	3,234		95,177
JPMorgan Chase & Co.	19,507		2,235,112
KeyCorp	10,500		221,235
M&T Bank	630		111,605
PNC Financial Services	4,920		706,217
SunTrust Banks	1,700		125,052
SVB Financial Group	9,200	[b]	2,969,300
U.S. Bancorp	5,082		274,987
Wells Fargo & Co.	25,282		1,478,491
Zions Bancorporation	2,665	[a]	142,018
		11,785,553
Capital Goods - 5.5%
3M	4,629		976,349
Acuity Brands	655		100,110
Allegion	2,996	[a]	261,311
Arconic	975		21,821
Boeing	12,280		4,209,461
Caterpillar	3,798		527,352
Deere & Co.	19,491		2,802,806
Donaldson	2,950	[a]	149,270
Dover	4,252		365,119
Eaton	4,989		414,785
Emerson Electric	2,093		160,596
Fastenal	5,310		309,892
Flowserve	5,865	[a]	305,684
Fortive	2,056		172,663
General Dynamics	741		143,309
General Electric	41,885		541,992
Hexcel	3,890		257,207
Honeywell International	23,650		3,761,769
Illinois Tool Works	2,190		304,147
Ingersoll-Rand	5,160		522,656
Johnson Controls International	2,771		104,661
Lockheed Martin	1,377		441,205
Northrop Grumman	1,146		342,070
Parker-Hannifin	612		107,467
Raytheon	3,200		638,208
Rockwell Collins	1,753		238,320
Stanley Black & Decker	653		91,766
Toro	5,945	[a]	361,397
TransDigm Group	632	[a,b]	221,200
United Rentals	875	[b]	136,386
United Technologies	2,681		353,088
W.W. Grainger	220	[a]	77,895

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.8% (continued)
Capital Goods - 5.5% (continued)
Xylem	2,698	[a]	204,805
		19,626,767
Commercial & Professional Services - .2%
Healthcare Services Group	4,170	[a]	171,846
Nielsen Holdings	545		14,170
Robert Half International	2,005		156,751
Stericycle	1,465	[a,b]	90,376
Waste Management	2,644		240,340
		673,483
Consumer Durables & Apparel - .7%
Leggett & Platt	5,590	[a]	254,010
Lennar, Cl. A	4,900		253,183
Mattel	5,880	[a,b]	90,728
Newell Brands	1,340	[a]	29,105
NIKE, Cl. B	18,260		1,500,972
Under Armour, Cl. A	1,015	[a,b]	20,757
VF	3,110		286,524
Whirlpool	237		29,620
		2,464,899
Consumer Services - 2.2%
Carnival	2,398		147,453
Chipotle Mexican Grill	60	[b]	28,511
Marriott International, Cl. A	608		76,894
McDonald's	6,559		1,064,067
MGM Resorts International	80,840		2,343,552
Starbucks	19,558		1,045,375
Wyndham Destinations	840		37,128
Wyndham Hotels & Resorts	840		47,670
Wynn Resorts	1,077		159,762
Yum! Brands	33,017		2,868,847
		7,819,259
Diversified Financials - 4.3%
American Express	1,959		207,615
Ameriprise Financial	1,989		282,358
Berkshire Hathaway, Cl. B	9,775	[b]	2,040,238
BlackRock	456		218,451
Capital One Financial	4,413		437,284
Charles Schwab	63,606		3,230,549
CME Group	3,750		655,238
Discover Financial Services	5,797		452,862
Goldman Sachs	1,634		388,582
Intercontinental Exchange	45,723		3,485,464
Invesco	106,850		2,575,085
Moody's	720		128,174
Morgan Stanley	6,300		307,629
Navient	11,370		155,087
S&P Global	1,858		384,699
State Street	5,399		469,227
T. Rowe Price Group	31		3,593
		15,422,135
Energy - 4.4%
Anadarko Petroleum	4,930		317,492
Andeavor Logistics	21,410		3,271,234
Apache	1,510	[a]	66,183

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.8% (continued)
Energy - 4.4% (continued)
Baker Hughes, a GE company	1,617	[a]	53,312
Cabot Oil & Gas	5,290		126,061
Chevron	8,952		1,060,454
Cimarex Energy	467		39,452
ConocoPhillips	2,901		213,020
Devon Energy	6,515		279,689
EOG Resources	9,132		1,079,676
EQT	1,555		79,336
Exxon Mobil	21,034		1,686,296
Halliburton	3,252		129,722
Helmerich & Payne	5,610		367,848
Hess	1,575		106,061
Marathon Oil	15,500		333,405
Marathon Petroleum	3,221		265,056
National Oilwell Varco	1,545	[a]	72,723
Newfield Exploration	2,200	[b]	60,016
Noble Energy	3,335		99,116
Occidental Petroleum	4,597		367,162
ONEOK	1,650		108,752
Phillips 66	3,608		427,584
Pioneer Natural Resources	1,815		317,081
Range Resources	7,495	[a]	123,068
Schlumberger	8,142		514,249
TechnipFMC	5,105		156,366
Valero Energy	34,023		4,010,631
Williams Cos.	1,494		44,207
		15,775,252
Food & Staples Retailing - .7%
Costco Wholesale	3,397		791,943
Kroger	13,152		414,288
Sysco	1,650		123,453
Walgreens Boots Alliance	7,587		520,165
Wal-Mart Stores	5,992		574,393
		2,424,242
Food, Beverage & Tobacco - 3.3%
Altria Group	15,089		883,008
Archer-Daniels-Midland	4,910		247,464
Coca-Cola	15,865		707,103
Constellation Brands, Cl. A	15,266		3,178,381
General Mills	1,650		75,917
Hershey	281		28,246
Kraft Heinz	4,451		259,360
McCormick & Co.	2,837	[a]	354,285
Molson Coors Brewing, Cl. B	4,105		273,968
Mondelez International, Cl. A	92,265		3,941,561
Monster Beverage	2,265	[b]	137,916
PepsiCo	8,990		1,006,970
Philip Morris International	5,694		443,506
Tyson Foods, Cl. A	1,390		87,306
		11,624,991
Health Care Equipment & Services - 5.0%
Abbott Laboratories	5,493		367,152
Aetna	3,538		708,555
AmerisourceBergen	2,188		196,854

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.8% (continued)
Health Care Equipment & Services - 5.0% (continued)
Anthem	2,439		645,676
Baxter International	1,555		115,645
Becton Dickinson & Co.	3,010		788,229
Boston Scientific	19,239	[b]	684,139
Cardinal Health	1,070	[a]	55,843
Cerner	6,425	[b]	418,332
Cigna	2,556		481,397
CVS Health	4,781		359,722
Danaher	4,112		425,756
Dentsply Sirona	1,420		56,686
Edwards Lifesciences	2,538	[b]	366,081
Envision Healthcare	1,120	[b]	50,803
Express Scripts Holding	63	[b]	5,545
Henry Schein	4,596	[a,b]	357,017
Hologic	385	[b]	15,308
Humana	1,673		557,544
Intuitive Surgical	2,288	[b]	1,281,280
McKesson	469		60,384
Medtronic	35,535		3,425,929
ResMed	2,927		326,097
Stryker	3,048		516,423
UnitedHealth Group	20,350		5,463,161
Zimmer Biomet Holdings	216		26,704
		17,756,262
Household & Personal Products - .8%
Clorox	2,630	[a]	381,297
Colgate-Palmolive	12,478		828,664
Estee Lauder, Cl. A	3,885		544,366
Kimberly-Clark	1,327		153,322
Procter & Gamble	10,901		904,238
		2,811,887
Insurance - 1.0%
Aflac	500		23,120
Allstate	4,455		448,039
American International Group	6,990		371,658
Aon	3,762		547,597
Brighthouse Financial	614		25,487
Chubb	739		99,942
Cincinnati Financial	1,410		108,105
Hartford Financial Services	8,125		409,256
Lincoln National	2,076		136,144
Marsh & McLennan Cos.	5,996		507,441
MetLife	3,712		170,344
Prudential Financial	1,076		105,717
Travelers	3,967		522,057
		3,474,907
Materials - 1.9%
Air Products & Chemicals	3,283		545,930
CF Industries Holdings	940		48,833
DowDuPont	46,652		3,271,705
Ecolab	2,580		388,238
FMC	4,140		353,763
Freeport-McMoRan	21,175		297,509

42

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.8% (continued)
Materials - 1.9% (continued)
International Paper	2,004		102,485
LyondellBasell Industries	3,186		359,317
Newmont Mining	4,165		129,240
Nucor	1,060		66,250
PPG Industries	3,746		414,083
Praxair	2,557		404,492
Sealed Air	295		11,832
Sherwin-Williams	186		84,738
Vulcan Materials	2,949		326,749
		6,805,164
Media - 1.9%
CBS, Cl. B	959		50,846
Charter Communications, Cl. A	446	[b]	138,438
Comcast, Cl. A	123,907		4,583,320
Discovery, Cl. C	2,145	[b]	54,998
DISH Network, Cl. A	2,680	[b]	94,738
Omnicom Group	820	[a]	56,842
Twenty-First Century Fox, Cl. A	4,796		217,738
Walt Disney	15,060		1,687,021
		6,883,941
Pharmaceuticals Biotechnology & Life Sciences - 5.0%
AbbVie	8,413		807,480
Allergan	16,940		3,247,567
Biogen	2,584	[b]	913,418
Bristol-Myers Squibb	11,752		711,584
Celgene	7,636	[b]	721,220
Eli Lilly & Co.	11,021		1,164,369
Gilead Sciences	16,056		1,215,921
Incyte	535	[b]	39,542
Johnson & Johnson	16,902		2,276,530
Merck & Co.	13,701		939,752
Mettler-Toledo International	359	[b]	209,821
Mylan	595	[b]	23,282
Perrigo	535	[a]	40,933
Pfizer	102,593		4,259,661
Regeneron Pharmaceuticals	206	[b]	83,791
Thermo Fisher Scientific	3,872		925,795
Waters	1,672	[b]	316,811
		17,897,477
Pharmaceuticals, Biotechnology & Life Sciences - .3%
Alexion Pharmaceuticals	567	[b]	69,310
Amgen	4,842		967,480
		1,036,790
Real Estate - 1.6%
American Tower	2,360	[c]	351,923
Apartment Investment & Management, Cl. A	5,805	[c]	254,259
AvalonBay Communities	2,636	[c]	483,152
Crown Castle International	2,870	[c]	327,266
Equinix	5,313	[c]	2,317,159
Equity Residential	177	[c]	11,992
Extra Space Storage	710	[a,c]	65,469
Federal Realty Investment Trust	488	[c]	63,738

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.8% (continued)
Real Estate - 1.6% (continued)
HCP	11,405	[c]	308,277
Iron Mountain	7,405	[c]	267,321
Kimco Realty	13,895	[c]	237,743
Mid-America Apartment Communities	55	[c]	5,696
Realty Income	1,140	[a,c]	66,770
Simon Property Group	780	[c]	142,763
SL Green Realty	2,005	[c]	209,322
Ventas	3,150	[c]	188,591
Welltower	4,935	[c]	329,214
Weyerhaeuser	5,650	[c]	196,112
		5,826,767
Retailing - 4.7%
Amazon.com	4,804	[b]	9,669,059
Booking Holdings	407	[b]	794,281
Dollar Tree	3,014	[b]	242,657
Expedia	132		17,226
Genuine Parts	414		41,338
Home Depot	8,482		1,702,931
L Brands	239	[a]	6,317
Lowe's	6,692		727,755
Macy's	1,719	[a]	62,829
Netflix	3,201	[b]	1,176,944
O'Reilly Automotive	2,153	[b]	722,159
Ross Stores	2,308		221,060
The TJX Companies	12,657		1,391,890
TripAdvisor	875	[b]	47,521
		16,823,967
Semiconductors & Semiconductor Equipment - 3.9%
Analog Devices	1,503		148,572
Applied Materials	5,935		255,324
Broadcom	1,590		348,258
Intel	27,932		1,352,747
Lam Research	2,579		446,399
Micron Technology	6,870	[b]	360,812
NVIDIA	21,905		6,148,295
Qualcomm	4,182		287,345
Texas Instruments	38,174		4,290,758
Xilinx	1,834		142,740
		13,781,250
Software & Services - 12.7%
Accenture	4,575		773,495
Activision Blizzard	1,375		99,138
Adobe Systems	22,359	[b]	5,891,820
Alphabet, Cl. A	5,776	[b]	7,114,877
Alphabet, Cl. C	1,805	[b]	2,198,833
Autodesk	1,980	[b]	305,613
Automatic Data Processing	7,070		1,037,522
Cognizant Technology Solutions, Cl. A	6,222		487,991
DXC Technology	1,729		157,495
eBay	2,742	[b]	94,901
Electronic Arts	22,499	[b]	2,551,612
Facebook, Cl. A	14,253	[b]	2,504,680

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 69.8% (continued)
Software & Services - 12.7% (continued)
Fiserv		6,967	[b]	557,848
International Business Machines		3,077		450,719
Intuit		737		161,749
Jack Henry & Associates		3,185	[a]	504,631
Manhattan Associates		7,370	[a,b]	427,386
MasterCard, Cl. A		10,526		2,268,985
Microsoft		82,928		9,315,302
Oracle		19,520		948,282
Paychex		10,624		778,208
PayPal Holdings		3,142	[b]	290,101
Perspecta		864		20,097
salesforce.com		6,733	[b]	1,027,994
Take-Two Interactive Software		34	[b]	4,541
Visa, Cl. A		35,890		5,271,882
Western Union		4,157	[a]	78,650
			45,324,352
Technology Hardware & Equipment - 3.4%
Amphenol, Cl. A		10,124		957,528
Apple		30,091		6,849,614
Cisco Systems		36,287		1,733,430
Cognex		6,350		341,630
Corning		14,950		500,975
Hewlett Packard Enterprise		20,128		332,716
HP		20,128		496,155
IPG Photonics		1,590	[b]	279,013
Motorola Solutions		768		98,580
Seagate Technology		345		18,471
TE Connectivity		2,640		242,035
Western Digital		1,496		94,607
			11,944,754
Telecommunication Services - .7%
AT&T		36,853		1,177,085
CenturyLink		16,190		345,818
Verizon Communications		18,405		1,000,680
			2,523,583
Transportation - 1.0%
CSX		7,713		571,996
Delta Air Lines		3,995		233,628
Expeditors International of Washington		5,240		383,987
FedEx		2,533		617,925
Norfolk Southern		757		131,597
Southwest Airlines		9,025		553,233
Union Pacific		6,428		968,185
United Parcel Service, Cl. B		1,636		201,032
			3,661,583
Utilities - 1.2%
AES		11,440		153,982
American Electric Power		2,915		209,093
CenterPoint Energy		5,755		159,931
CMS Energy		8,781		432,376
Dominion Energy		978		69,213
DTE Energy		660		73,352
Duke Energy		1,027		83,433

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 69.8% (continued)
Utilities - 1.2% (continued)
Eversource Energy		3,785		236,298
Exelon		4,340		189,701
NextEra Energy		4,726		803,893
NiSource		10,190	[a]	275,843
NRG Energy		6,525		230,920
Pinnacle West Capital		1,425		111,934
PPL		5,385	[a]	160,150
SCANA		4,180		160,261
Sempra Energy		4,408	[a]	511,681
Southern		38		1,664
Xcel Energy		10,110		485,786
			4,349,511
Total Common Stocks (cost $124,219,813)			248,959,964

Limited Partnerships - .0%
Real Estate - .0%
Brookfield Property Partners (cost $904)		43		864
	7-Day Yield (%)
Investment Companies - 30.1%
Registered Investment Companies - 30.1%
BNY Mellon Income Stock Fund, Cl. M		2,441,934	[d]	23,882,111
Dreyfus Institutional Preferred Government Plus Money Market Fund	1.91	2,850,823	[d]	2,850,823
Dreyfus Research Growth Fund, Cl. Y		3,112,604	[d]	53,194,402
Dreyfus Strategic Value Fund, Cl. Y		645,412	[d]	27,333,196
Total Investment Companies (cost $85,835,088)			107,260,532

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $776,954)	1.87	776,954	[d]	776,954
Total Investments (cost $210,832,759)		100.1%	356,998,314
Liabilities, Less Cash and Receivables		(.1%)	(440,038)
Net Assets		100.0%	356,558,276

aSecurity, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $5,968,641 and the value of the collateral held by the fund was $6,096,411, consisting of cash collateral of $776,954 and U.S. Government & Agency securities valued at $5,319,457.

bNon-income producing security.

cInvestment in real estate investment trust.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

44

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	30.3
Information Technology	19.7
Health Care	10.3
Consumer Discretionary	9.7
Financials	8.6
Industrials	7.0
Consumer Staples	4.7
Energy	4.4
Materials	1.9
Real Estate	1.6
Utilities	1.2
Telecommunication Services	.7
100.1

† Based on net assets.

See notes to financial statements.

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Income Stock Fund
Description		Shares	Value ($)
Common Stocks - 94.0%
Automobiles & Components - .6%
General Motors		214,112	7,718,738
Banks - 21.8%
Bank of America		1,521,871	47,071,470
BB&T		829,012	42,826,760
Citigroup		153,611	10,943,248
JPMorgan Chase & Co.		517,340	59,276,817
PNC Financial Services Group		82,226	11,802,720
SunTrust Banks		286,135	21,048,091
U.S. Bancorp		964,978	52,214,960
Wells Fargo & Co.		403,919	23,621,183
			268,805,249
Capital Goods - 4.1%
Honeywell International		94,382	15,012,401
Raytheon		72,739	14,507,066
United Technologies		162,783	21,438,521
			50,957,988
Consumer Services - .7%
Las Vegas Sands		130,694	8,550,001
Diversified Financials - 2.5%
Ameriprise Financial		77,716	11,032,563
Morgan Stanley		408,404	19,942,367
			30,974,930
Energy - 10.0%
Marathon Petroleum		299,845	24,674,245
Occidental Petroleum		556,065	44,412,912
Phillips 66		179,373	21,257,494
Schlumberger		176,203	11,128,981
Valero Energy		184,686	21,770,786
			123,244,418
Food, Beverage & Tobacco - 5.9%
Coca-Cola		259,206	11,552,812
ConAgra Brands		414,335	15,226,811
Kellogg		461,700	[a] 33,145,443
PepsiCo		119,353	13,368,730
			73,293,796
Health Care Equipment & Services - 3.0%
CVS Health		174,473	13,127,349
Medtronic		127,237	12,266,919
UnitedHealth Group		45,514	12,218,688
			37,612,956
Insurance - 2.2%
American International Group		228,126	12,129,459
Hartford Financial Services Group		286,907	14,451,506
			26,580,965
Materials - 5.6%
CF Industries Holdings		462,048	24,003,394
DowDuPont		399,381	28,008,590
Vulcan Materials		158,383	17,548,836
			69,560,820
Media - 2.7%
Comcast, Cl. A		421,605	15,595,169
Omnicom Group		251,706	[a] 17,448,260
			33,043,429

BNY Mellon Income Stock Fund (continued)
Description		Shares	Value ($)
Common Stocks - 94.0% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 5.7%
Merck & Co.		540,256	37,056,159
Pfizer		810,181	33,638,715
			70,694,874
Real Estate - 4.3%
Lamar Advertising, Cl. A		348,915	[b] 26,883,901
Outfront Media		875,745	[b] 17,401,053
Uniti Group		404,406	[a,b] 8,419,733
			52,704,687
Semiconductors & Semiconductor Equipment - 2.5%
Qualcomm		269,744	18,534,110
Texas Instruments		109,129	12,266,100
			30,800,210
Software & Services - 1.9%
International Business Machines		164,220	24,054,946
Technology Hardware & Equipment - 6.2%
Apple		124,910	28,433,263
Cisco Systems		998,397	47,693,425
			76,126,688
Telecommunication Services - 6.5%
AT&T		1,024,920	32,735,945
Verizon Communications		876,356	47,647,476
			80,383,421
Transportation - 1.6%
Delta Air Lines		344,251	20,131,798
Utilities - 6.2%
FirstEnergy		737,267	27,559,040
NextEra Energy Partners		324,487	[a] 15,737,619
PPL		1,111,023	[a] 33,041,824
			76,338,483
Total Common Stocks (cost $907,545,804)			1,161,578,397
	7-Day Yield (%)
Investment Companies - 4.1%
Registered Investment Companies - 4.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $50,950,671)	1.91	50,950,671	[c] 50,950,671

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $10,316,873)	1.87	10,316,873	[c] 10,316,873
Total Investments (cost $968,813,348)		99.0%	1,222,845,941
Cash and Receivables (Net)		1.0%	12,470,033
Net Assets		100.0%	1,235,315,974

aSecurity, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $76,324,376 and the value of the collateral held by the fund was $77,782,947, consisting of cash collateral of $10,316,873 and U.S. Government & Agency securities valued at $67,466,074.

bInvestment in real estate investment trust.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

46

Portfolio Summary (Unaudited) †	Value (%)
Financials	26.4
Information Technology	10.6
Energy	10.0
Health Care	8.8
Telecommunication Services	6.5
Utilities	6.2
Consumer Staples	5.9
Industrials	5.7
Materials	5.6
Investment Companies	5.0
Real Estate	4.3
Consumer Discretionary	4.0
99.0

† Based on net assets.

See notes to financial statements.

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.4%
Automobiles & Components - .6%
Adient	3,137		135,801
Aptiv	29,680		2,612,137
BorgWarner	79,052		3,460,106
Gentex	84,095		1,966,141
Goodyear Tire & Rubber	24,430		554,317
Harley-Davidson	17,480		744,998
Lear	18,907		3,066,715
Thor Industries	12,105		1,155,301
Visteon	58,879	[a]	6,499,653
		20,195,169
Banks - 4.9%
Bank OZK	7,940		321,252
BOK Financial	11,415		1,170,608
CIT Group	50,255		2,725,831
Citizens Financial Group	73,310		3,017,440
Comerica	30,315		2,955,106
Cullen/Frost Bankers	15,365		1,703,825
East West Bancorp	540,100		34,236,939
Fifth Third Bancorp	319,230		9,394,939
First Horizon National	56,965		1,049,295
First Republic Bank	138,620		14,082,406
Huntington Bancshares	518,579		8,406,166
KeyCorp	478,479		10,081,553
M&T Bank	18,002		3,189,054
New York Community Bancorp	65,180		701,989
PacWest Bancorp	45,530		2,298,810
People's United Financial	76,030		1,407,315
Popular	33,565		1,689,662
Regions Financial	401,076		7,804,939
Signature Bank	74,226		8,590,917
SunTrust Banks	164,131		12,073,476
SVB Financial Group	106,300	[a]	34,308,325
TCF Financial	78,080		1,979,328
Webster Financial	56,550		3,697,239
Zions Bancorporation	64,130		3,417,488
		170,303,902
Capital Goods - 9.6%
AECOM	46,100	[a]	1,550,804
Air Lease	99,484		4,597,156
Allegion	135,544		11,822,148
AMETEK	200,040		15,395,078
Arconic	168,862		3,779,132
Beacon Roofing Supply	183,821	[a]	6,816,083
BWX Technologies	139,096		8,529,367
Cummins	39,644		5,621,519
Curtiss-Wright	30,524		4,088,690
Donaldson	40,700		2,059,420
Dover	72,069		6,188,565
Eaton	60,855		5,059,485
EnerSys	38,156		3,166,566
Fastenal	164,366		9,592,400
Flowserve	1,620		84,434
Fluor	342,109		19,640,478
Fortune Brands Home & Security	172,139		9,119,924
Graco	76,630		3,602,376

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Capital Goods - 9.6% (continued)
Harris	34,608		5,624,146
HD Supply Holdings	9,690	[a]	441,767
Hubbell	18,778		2,372,788
Huntington Ingalls Industries	10,876		2,658,856
IDEX	114,198		17,496,276
Ingersoll-Rand	48,970		4,960,171
ITT	31,273		1,848,547
Jacobs Engineering Group	9,215		669,838
L3 Technologies	29,662		6,339,363
Lincoln Electric Holdings	16,185		1,523,980
Masco	195,293		7,415,275
MasTec	26,076	[a]	1,142,129
Mercury Systems	176,959	[a]	9,646,035
Middleby	6,891	[a]	837,532
MSC Industrial Direct, Cl. A	8,510		727,435
Nordson	20,995		2,918,725
nVent Electric	26,730		750,846
Owens Corning	86,403		4,892,138
PACCAR	112,927		7,726,465
Parker-Hannifin	45,333		7,960,475
Pentair	26,730		1,162,220
Quanta Services	130,738	[a]	4,522,227
Regal Beloit	5,480		458,676
Rockwell Automation	12,719		2,301,630
Rockwell Collins	23,475		3,191,426
Roper Technologies	113,165		33,765,041
Snap-on	60,278		10,655,945
Spirit AeroSystems Holdings, Cl. A	49,899		4,266,364
Stanley Black & Decker	16,676		2,343,478
Terex	26,455		1,025,131
Textron	116,747		8,059,045
Timken	83,047		4,040,237
TransDigm Group	8,180	[a]	2,863,000
United Rentals	18,545	[a]	2,890,609
W.W. Grainger	7,602		2,691,640
WABCO Holdings	88,499	[a]	10,892,457
Wabtec	19,895		2,155,026
Watsco	48,934		8,562,961
WESCO International	36,880	[a]	2,255,212
Xylem	226,991		17,230,887
		333,999,624
Commercial & Professional Services - 3.5%
Cintas	17,005		3,628,357
Copart	347,330	[a]	22,336,792
CoStar Group	68,687	[a]	30,370,644
Equifax	17,235		2,308,973
IHS Markit	54,071	[a]	2,973,905
KAR Auction Services	59,506		3,730,431
Manpowergroup	31,267		2,930,656
Nielsen Holdings	623,146		16,201,796
Republic Services	43,970		3,225,639
Robert Half International	85,659		6,696,821
Stericycle	360	[a]	22,208
Verisk Analytics	130,519	[a]	15,543,508

48

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Commercial & Professional Services - 3.5% (continued)
Waste Connections	159,760		12,683,346
		122,653,076
Consumer Durables & Apparel - 3.1%
Carter's	85,913		9,100,764
D.R. Horton	26,010		1,157,705
Garmin	22,545		1,536,216
Hanesbrands	51,240		898,750
Hasbro	124,399		12,354,065
Leggett & Platt	22,780		1,035,123
Lennar	330		13,919
Lennar, Cl. A	16,500		852,555
Lululemon Athletica	147,778	[a]	22,895,246
Mattel	32,650		503,790
Michael Kors Holdings	22,195	[a]	1,611,801
Mohawk Industries	1,835	[a]	351,568
Newell Brands	580,032		12,598,295
NVR	780	[a]	2,081,391
Polaris Industries	12,611		1,367,663
PulteGroup	55,720		1,557,374
PVH	56,857		8,139,648
Ralph Lauren	10,939		1,452,809
Skechers USA, Cl. A	458,627	[a]	13,520,324
Tapestry	33,095		1,677,586
Toll Brothers	45,290		1,640,857
TopBuild	6,003	[a]	373,867
Under Armour, Cl. A	369,887	[a]	7,564,189
Under Armour, Cl. C	24,910	[a]	472,543
VF	16,815		1,549,166
Whirlpool	8,340		1,042,333
		107,349,547
Consumer Services - 2.9%
Aramark	54,045		2,220,169
Caesars Entertainment	87,555	[a]	893,061
Chipotle Mexican Grill	21,275	[a]	10,109,454
Darden Restaurants	22,040		2,557,522
Dunkin' Brands Group	15,355		1,119,226
Grand Canyon Education	75,449	[a]	8,988,994
H&R Block	37,435		1,012,991
Hilton Grand Vacations	21,761	[a]	710,714
Hilton Worldwide Holdings	19,703		1,529,347
Hyatt Hotels, Cl. A	9,770		755,807
ILG	8,080		275,770
International Game Technology	24,415		513,692
Marriott International, Cl. A	11,320		1,431,640
MGM Resorts International	60,420		1,751,576
Norwegian Cruise Line Holdings	240,114	[a]	12,872,512
Royal Caribbean Cruises	20,180		2,473,664
Service Corporation International	52,230		2,191,571
Six Flags Entertainment	121,061		8,177,671
Texas Roadhouse	154,597		10,659,463
Wyndham Hotels & Resorts	82,548		4,684,599
Wyndham Worldwide	96,265		4,254,913
Wynn Resorts	133,343		19,780,101

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Consumer Services - 2.9% (continued)
Yum China Holdings	41,375		1,600,385
		100,564,842
Diversified Financials - 5.2%
Affiliated Managers Group	14,387		2,101,797
Ally Financial	416,882		11,205,788
Ameriprise Financial	22,290		3,164,288
Credit Acceptance	2,099	[a]	958,634
Discover Financial Services	171,584		13,404,142
Dun & Bradstreet	36,797		5,259,027
E*TRADE Financial	366,349		21,563,302
Eaton Vance	151,324		7,979,315
Intercontinental Exchange	214,852		16,378,168
Invesco	249,509		6,013,167
Jefferies Financial Group	788,698		18,313,568
Legg Mason	37,895		1,182,324
LPL Financial Holdings	22,080		1,462,579
MFA Financial	178,380	[b]	1,366,391
Moody's	39,343		7,003,841
Nasdaq	23,680		2,260,019
Navient	240,301		3,277,706
New Residential Investment	28,900	[b]	536,673
Northern Trust	19,900		2,138,454
Raymond James Financial	232,758		21,655,804
SLM	1,145,603	[a]	13,426,467
Starwood Property Trust	73,040	[b]	1,609,071
State Street	25,301		2,198,910
Synchrony Financial	183,340		5,806,378
T. Rowe Price Group	28,625		3,317,351
TD Ameritrade Holding	111,629		6,538,111
Two Harbors Investment	47,300	[b]	738,826
		180,860,101
Energy - 5.6%
Anadarko Petroleum	49,084		3,161,010
Andeavor Logistics	47,260		7,220,855
Antero Resources	38,520	[a]	713,005
Apache	50,900		2,230,947
Apergy	62,871		2,843,027
Cabot Oil & Gas	776,225		18,497,442
Cheniere Energy	205,736	[a]	13,769,910
Cimarex Energy	63,994		5,406,213
CNX Resources	75,810	[a]	1,208,411
Concho Resources	17,823	[a]	2,444,424
CONSOL Energy	7,691	[a]	329,944
Devon Energy	33,930		1,456,615
Diamondback Energy	31,013		3,755,054
Energen	66,152	[a]	5,130,088
Enerplus	109,215		1,350,990
EQT	168,411		8,592,329
Helmerich & Payne	164,871		10,810,591
Hess	21,185		1,426,598
HollyFrontier	30,210		2,251,249
Marathon Oil	170,985		3,677,887
Marathon Petroleum	109,887		9,042,601
Murphy Oil	24,030		740,845
National Oilwell Varco	21,315		1,003,297

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Energy - 5.6% (continued)
Newfield Exploration	31,030	[a]	846,498
Noble Energy	150,190		4,463,647
ONEOK	51,145		3,370,967
Parsley Energy, Cl. A	579,406	[a]	16,090,105
PBF Energy, Cl. A	24,435		1,268,665
PDC Energy	195,004	[a]	10,274,761
Pioneer Natural Resources	118,136		20,638,359
Targa Resources	54,450		2,998,561
TechnipFMC	283,487		8,683,207
Transocean	134,575	[a]	1,629,703
Valero Energy	111,946		13,196,194
Whiting Petroleum	13,700	[a]	697,467
Williams Cos.	51,045		1,510,422
WPX Energy	118,225	[a]	2,254,551
		194,986,439
Food & Staples Retailing - .3%
Casey's General Stores	6,785		774,643
Kroger	114,320		3,601,080
US Foods Holding	168,761	[a]	5,499,921
		9,875,644
Food, Beverage & Tobacco - 1.5%
Archer-Daniels-Midland	357,511		18,018,554
Brown-Forman, Cl. B	21,662		1,131,190
Bunge	7,615		494,823
Campbell Soup	29,260		1,154,307
Coca-Cola European Partners	99,053		4,223,620
ConAgra Foods	51,890		1,906,957
Constellation Brands, Cl. A	7,293		1,518,403
Hain Celestial Group	14,215	[a]	405,980
Hershey	12,140		1,220,313
Hormel Foods	24,060		941,949
Ingredion	32,207		3,255,161
J.M. Smucker	16,100		1,664,418
Kellogg	26,680		1,915,357
Keurig Dr Pepper	11,415		260,262
Lamb Weston Holdings	32,136		2,172,394
McCormick & Co.	19,335		2,414,555
Molson Coors Brewing, Cl. B	7,145		476,857
Monster Beverage	17,622	[a]	1,073,004
Nomad Foods	126,996	[a]	2,647,867
Pilgrim's Pride	5,670	[a]	104,838
Pinnacle Foods	11,375		755,528
Post Holdings	10,390	[a]	1,010,531
Tyson Foods, Cl. A	39,385		2,473,772
		51,240,640
Health Care Equipment & Services - 7.9%
ABIOMED	69,658	[a]	28,321,550
Acadia Healthcare	12,960	[a]	538,229
Align Technology	92,516	[a]	35,756,509
AmerisourceBergen	28,230	[a]	2,539,853
athenahealth	7,881	[a]	1,212,886
Boston Scientific	895,984	[a]	31,861,191
Centene	27,368	[a]	4,008,865
Cerner	138,593	[a]	9,023,790
Cooper	47,052		12,034,961

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Health Care Equipment & Services - 7.9% (continued)
DaVita	47,498	[a]	3,291,136
Dentsply Sirona	38,116		1,521,591
DexCom	118,859	[a]	17,160,862
Edwards Lifesciences	23,983	[a]	3,459,308
Encompass HealthSouth	12,300		1,003,557
Envision Healthcare	20,765	[a]	941,900
Henry Schein	77,996	[a]	6,058,729
Hill-Rom Holdings	14,955		1,454,673
Hologic	23,175	[a]	921,438
IDEXX Laboratories	56,374	[a]	14,321,251
Intuitive Surgical	10,203	[a]	5,713,680
Laboratory Corporation of America Holdings	84,383	[a]	14,587,289
McKesson	45,574		5,867,652
Medidata Solutions	153,857	[a]	13,074,768
Molina Healthcare	9,280	[a]	1,280,640
Penumbra	5,397	[a]	749,373
Quest Diagnostics	25,140		2,764,897
ResMed	23,420		2,609,222
STERIS	110,082		12,595,582
Teleflex	23,663		5,854,936
Universal Health Services, Cl. B	34,975		4,552,346
Varian Medical Systems	80,872	[a]	9,059,281
Veeva Systems, Cl. A	16,395	[a]	1,710,982
WellCare Health Plans	5,460	[a]	1,652,032
Zimmer Biomet Holdings	143,888		17,788,873
		275,293,832
Household & Personal Products - .6%
Church & Dwight	254,600		14,405,268
Clorox	15,458		2,241,101
Energizer Holdings	17,164		1,091,459
Herbalife Nutrition	14,290	[a]	808,671
Nu Skin Enterprises, Cl. A	13,635		1,085,346
		19,631,845
Insurance - 2.5%
Alleghany	13,877		8,767,211
Allstate	70,841		7,124,479
Aon	68,183		9,924,717
Assurant	20,175		2,074,393
Assured Guaranty	22,780		928,057
Axis Capital Holdings	7,645		439,740
Cincinnati Financial	30,910		2,369,870
Everest Re Group	27,203		6,066,813
FNF Group	48,465		1,943,446
Hartford Financial Services Group	53,110		2,675,151
Lincoln National	36,155		2,371,045
Loews	98,717		4,966,452
Markel	1,474	[a]	1,781,771
Marsh & McLennan Cos.	26,787		2,266,984
Old Republic International	86,890		1,927,220
Principal Financial Group	32,030		1,767,736
Progressive	61,690		4,165,926
Reinsurance Group of America	69,442		9,919,790
Torchmark	20,017		1,759,895

50

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Insurance - 2.5% (continued)
Travelers	25,721	[a]	3,384,884
Unum Group	61,110		2,253,737
W.R. Berkley	94,180		7,370,527
XL Group	39,480		2,265,757
		88,515,601
Materials - 4.5%
Albemarle	19,155		1,829,686
Alcoa	8,822	[a]	394,079
Ashland Global Holdings	9,861		830,296
Avery Dennison	17,365		1,826,451
Axalta Coating Systems	31,520	[a]	961,360
Ball	34,470		1,443,604
Bemis	25,965		1,279,555
Berry Plastics Group	44,321	[a]	2,115,441
Celanese, Ser. A	22,210		2,594,794
CEMEX, S.A.B. de C.V.	234,940	[a]	1,665,725
CF Industries Holdings	21,630		1,123,678
Crown Holdings	52,878	[a]	2,263,707
Eagle Materials	98,843		9,126,174
Eastman Chemical	6,350		616,141
FMC	51,127		4,368,802
Freeport-McMoRan	1,137,491		15,981,749
Graphic Packaging Holding	254,711		3,621,990
Huntsman	444,987		13,567,654
Ingevity	3,558	[a]	359,394
International Flavors & Fragrances	15,023		1,957,347
International Paper	48,355		2,472,875
LyondellBasell Industries	120,663		13,608,373
Martin Marietta Materials	12,683		2,520,366
Mosaic	153,872		4,811,577
Newmont Mining	322,246		9,999,293
Nucor	40,615		2,538,437
Nutrien	64,437		3,649,067
Packaging Corporation of America	139,166		15,297,127
Reliance Steel & Aluminum	23,920		2,102,329
Royal Gold	14,685		1,119,878
Sealed Air	29,410		1,179,635
Sherwin-Williams	2,924		1,332,116
Sonoco Products	26,190		1,467,688
Steel Dynamics	166,353		7,607,323
Valvoline	38,601		830,694
Vulcan Materials	131,995		14,625,046
W.R. Grace & Co.	8,521		602,094
WestRock	43,441		2,392,730
		156,084,275
Media - 1.1%
Altice USA	322,850	[a]	5,785,472
AMC Networks, Cl. A	13,250	[a]	832,233
CBS, Cl. B	26,575		1,409,006
Cinemark Holdings	36,750		1,371,510
Discovery Communications, Cl. C	91,358	[a]	2,342,419
DISH Network, Cl. A	30,935	[a]	1,093,552
GCI Liberty	14,660	[a]	719,513
Interpublic Group of Companies	73,700		1,720,895
John Wiley & Sons, Cl. A	20,226		1,305,588

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Media - 1.1% (continued)
Liberty Broadband, Cl. A	2,552	[a]	206,712
Liberty Broadband, Cl. C	8,505	[a]	689,670
Liberty Media Corp-Liberty Media, Cl. A	2,552	[a]	89,269
Liberty Media Corp-Liberty SiriusXM, Cl. A	10,210	[a]	477,215
Liberty Media Corp-Liberty SiriusXM, Cl. C	43,000	[a]	2,022,720
Liberty Media Group, Cl. C	255,654	[a]	9,448,972
Lions Gate Entertainment, Cl. B	8,589		192,823
Live Nation Entertainment	11,510	[a]	571,817
News Corp., Cl. A	113,860		1,488,150
Omnicom Group	47,288		3,278,004
Sinclair Broadcast Group, Cl. A	107,053		3,099,184
Tribune Media Co.	17,830		657,749
Viacom, Cl. B	40,765		1,193,599
		39,996,072
Pharmaceuticals Biotechnology & Life Sciences - 5.3%
Agilent Technologies	141,558		9,560,827
Agios Phamaceuticals	11,126	[a]	898,091
Alexion Pharmaceuticals	116,665	[a]	14,261,130
Alkermes	165,771	[a]	7,433,172
Alnylam Pharmaceuticals	44,232	[a]	5,425,939
Andeavor	130,580	[a]	4,237,321
BioMarin Pharmaceutical	128,135	[a]	12,810,937
Bio-Techne	11,230		2,158,069
Bluebird Bio	24,902	[a]	4,191,007
Catalent	14,965	[a]	625,537
Charles River Laboratories International	11,800	[a]	1,457,418
Exact Sciences	18,315	[a]	1,371,610
ICON	29,874	[a]	4,451,823
Incyte	14,730	[a]	1,088,694
Ionis Pharmaceuticals	24,115	[a]	1,101,814
IQVIA Holdings	13,985	[a]	1,777,354
Jazz Pharmaceuticals	170,454	[a]	29,133,998
Ligand Pharmaceuticals, Cl. B	48,739	[a]	12,657,031
Mallinckrodt	11,771	[a]	405,629
Mettler-Toledo International	4,135	[a]	2,416,742
Mylan	529,871	[a]	20,733,852
Nektar Therapeutics	21,165	[a]	1,407,261
Neurocrine Biosciences	83,306	[a]	10,242,473
Perrigo Co.	6,176		472,526
PRA Health Sciences	147,916	[a]	15,619,930
QIAGEN	30,176	[a]	1,175,959
Sage Therapeutics	61,360	[a]	10,078,994
Sarepta Therapeutics	8,875	[a]	1,225,105
Seattle Genetics	7,885	[a]	605,253
United Therapeutics	6,732	[a]	827,969
Waters	14,140	[a]	2,679,247
Zoetis	11,475		1,039,635
		183,572,347
Real Estate - 3.8%
American Homes 4 Rent, Cl. A	90,399	[b]	2,097,257
Annaly Capital Management	128,760	[b]	1,367,431

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Real Estate - 3.8% (continued)
Apartment Investment & Management, Cl. A	39,930	[b]	1,748,934
AvalonBay Communities	20,124	[b]	3,688,528
Boston Properties	80,898	[b]	10,553,144
Brixmor Property Group	31,015	[b]	565,093
Camden Property Trust	27,220	[b]	2,587,533
CBRE Group, Cl. A	63,290	[a]	3,089,185
CyrusOne	34,850	[b]	2,333,556
DDR	63,750	[b]	891,863
Digital Realty Trust	37,268	[b]	4,631,667
Douglas Emmett	108,051	[b]	4,220,472
Duke Realty	168,129	[b]	4,789,995
EPR Properties	9,350	[b]	656,183
Equinix	24,081	[b]	10,502,447
Equity Commonwealth	58,545	[a,b]	1,876,953
Equity Lifestyle Properties	33,015	[b]	3,198,493
Equity Residential	72,025	[b]	4,879,694
Essex Property Trust	9,625	[b]	2,370,445
Extra Space Storage	28,165	[b]	2,597,095
Federal Realty Investment Trust	6,574	[b]	858,630
Forest City Realty Trust, Cl. A	55,930	[b]	1,406,639
Gaming and Leisure Properties	28,500	[b]	1,020,015
HCP	43,290	[b]	1,170,129
Healthcare Trust of America, Cl. A	46,215	[b]	1,320,363
Hospitality Properties Trust	49,270	[b]	1,428,337
Host Hotels & Resorts	105,409	[b]	2,269,456
Iron Mountain	53,958	[b]	1,947,884
JBG SMITH Properties	16,615	[b]	622,398
Jones Lang LaSalle	8,438		1,286,964
Kilroy Realty	25,413	[b]	1,858,707
Kimco Realty	2,370	[b]	40,551
Macerich	32,355	[b]	1,900,533
Mid-America Apartment Communities	14,390	[b]	1,490,228
Omega Healthcare Investors	16,155	[b]	533,923
Park Hotels & Resorts	23,551	[b]	787,781
Prologis	46,565	[b]	3,128,242
Rayonier	46,864	[b]	1,632,273
Realty Income	62,015	[b]	3,632,219
Regency Centers	122,833	[b]	8,110,663
Retail Value	6,198	[a,b]	221,393
SBA Communications	17,347	[a,b]	2,692,775
Senior Housing Properties Trust	18,740	[b]	358,121
SL Green Realty	86,691	[b]	9,050,540
Spirit Realty Capital	30,815	[b]	257,922
UDR	56,260	[b]	2,248,712
Uniti Group	31,350	[b]	652,707
Ventas	32,460	[b]	1,943,380
VEREIT	48,525	[b]	379,466
Vornado Realty Trust	25,240	[b]	1,943,480
Weingarten Realty Investors	42,645	[b]	1,319,010
Welltower	34,295	[b]	2,287,819
Weyerhaeuser	75,927	[b]	2,635,426
WP Carey	22,545	[b]	1,501,046
		132,583,700

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Retailing - 3.6%
Advance Auto Parts	12,860		2,109,426
AutoNation	17,970	[a]	814,940
AutoZone	3,700	[a]	2,837,456
Best Buy	36,250		2,884,050
Burlington Stores	48,278	[a]	8,119,394
CarMax	25,000	[a]	1,951,250
Dollar General	29,430		3,170,494
Dollar Tree	121,423	[a]	9,775,766
Expedia	35,299		4,606,519
Foot Locker	30,885		1,522,630
Gap	33,285		1,010,200
Genuine Parts	18,260		1,823,261
Kohl's	27,880		2,205,587
L Brands	9,270		245,006
LKQ	404,405	[a]	13,960,061
Macy's	30,005		1,096,683
Murphy USA	5,077	[a]	421,289
Nordstrom	74,673		4,693,198
O'Reilly Automotive	49,338	[a]	16,548,952
Pool	67,938		11,159,496
Qurate Retail Group	67,655	[a]	1,406,547
Ross Stores	210,227		20,135,542
Tiffany & Co.	16,960		2,080,144
Tractor Supply	45,693		4,033,778
TripAdvisor	9,380	[a]	509,428
Ulta Beauty	8,805	[a]	2,289,300
Wayfair, Cl. A	7,970	[a]	1,077,305
Williams-Sonoma	20,935		1,470,265
		123,957,967
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Micro Devices	850,479	[a]	21,406,556
Analog Devices	30,871		3,051,598
Applied Materials	37,675		1,620,778
Cypress Semiconductor	71,745		1,234,731
First Solar	16,565	[a]	862,705
KLA-Tencor	39,056		4,538,698
Lam Research	21,200		3,669,508
Marvell Technology Group	466,253		9,642,112
Maxim Integrated Products	191,899		11,604,133
Microchip Technology	114,142		9,819,636
Micron Technology	61,645	[a]	3,237,595
NVIDIA	60,334		16,934,547
Qorvo	45,820	[a]	3,669,724
Skyworks Solutions	246,014		22,461,078
Teradyne	128,662		5,299,588
Versum Materials	45,731		1,819,636
Xilinx	30,960		2,409,617
		123,282,240
Software & Services - 16.5%
2U	7,400	[a]	661,264
Activision Blizzard	232,579		16,768,946
Akamai Technologies	16,890	[a]	1,269,115
Alliance Data Systems	17,951		4,282,750
Amdocs	73,413		4,792,401

52

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Software & Services - 16.5% (continued)
ANSYS	88,440	[a]	16,448,071
Autodesk	28,790	[a]	4,443,736
Black Knight	14,860	[a]	793,524
Broadridge Financial Solutions	160,240		21,654,834
CA	31,425		1,376,415
CDK Global	72,355	[a]	4,509,164
Citrix Systems	11,990		1,367,100
Cognizant Technology Solutions, Cl. A	13,882		1,088,765
Conduent	39,424	[a]	913,848
CoreLogic	21,925	[a]	1,114,667
Dell Technologies Inc Class V	24,080	[a]	2,315,774
DXC Technology	200,917		18,301,530
eBay	102,399	[a]	3,544,029
Electronic Arts	46,965	[a]	5,326,301
Fidelity National Information Services	273,745		29,610,997
First Data, Cl. A	994,990	[a]	25,591,143
Fiserv	275,592	[a]	22,066,651
FleetCor Technologies	10,138	[a]	2,166,896
Gartner	98,132	[a]	14,696,248
Global Payments	75,748		9,436,686
GrubHub	13,409	[a]	1,932,371
HubSpot	155,076	[a]	22,284,421
InterActiveCorp	27,281	[a]	5,379,813
Intuit	146,238		32,094,854
Jack Henry & Associates	24,220		3,837,417
Leidos Holdings	71,033		5,027,005
LogMeIn	198,065		17,023,687
NetEase, ADR	8,075		1,596,508
New Relic	67,280	[a]	6,913,693
Nuance Communications	341,419	[a]	5,571,958
Nutanix, Cl. A	17,790	[a]	1,001,933
Okta	16,025	[a]	990,826
Paychex	29,815		2,183,949
Perspecta	9,550		222,133
Proofpoint	91,442	[a]	10,849,593
RealPage	175,145	[a]	10,929,048
Red Hat	114,135	[a]	16,861,164
ServiceNow	99,239	[a]	19,486,570
Shopify, Cl. A	98,551	[a]	14,355,924
Splunk	210,361	[a]	26,957,762
Spotify Technology	34,974	[a]	6,628,272
Square, Cl. A	291,578	[a]	25,845,474
SS&C Technologies Holdings	397,759		23,603,019
Symantec	35,785		721,426
Tableau Software, Cl. A	13,962	[a]	1,561,789
Take-Two Interactive Software	14,617	[a]	1,952,247
Teradata	214,490	[a]	8,894,900
Total System Services	37,190		3,612,637
Twilio, Cl. A	402,938	[a]	32,500,979
Twitter	315,855	[a]	11,111,779
Tyler Technologies	61,762	[a]	15,252,126
Ultimate Software Group	32,346	[a]	10,016,586
VeriSign	22,480	[a]	3,565,553

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Software & Services - 16.5% (continued)
Western Union	188,515		3,566,704
WEX	4,062	[a]	772,674
Workday, Cl. A	13,895	[a]	2,147,333
Worldpay, Cl. A (Vantiv)	22,610	[a]	2,201,988
Zillow Group	15,090	[a]	734,129
		574,731,099
Technology Hardware & Equipment - 5.1%
Amphenol, Cl. A	329,526		31,166,569
Arrow Electronics	43,265	[a]	3,354,335
Avnet	20,765		1,005,026
Belden	32,117	[a]	2,335,548
CDW	7,325		641,377
Cognex	93,223		5,015,397
CommScope Holding	17,765	[a]	562,973
Corning	49,800		1,668,798
EchoStar, Cl. A	18,770	[a]	900,960
F5 Networks	9,231	[a]	1,745,767
Flex	127,630	[a]	1,760,018
FLIR Systems	192,957		12,106,122
Hewlett Packard Enterprise	60,870		1,006,181
HP	264,188		6,512,234
Juniper Networks	55,900		1,589,237
Keysight Technologies	203,456	[a]	13,202,260
Lumentum Holdings	229,568	[a]	15,587,667
Motorola Solutions	25,235		3,239,165
National Instruments	178,820		8,538,655
NCR	23,405	[a]	664,936
NetApp	45,433		3,944,039
Palo Alto Networks	12,380	[a]	2,861,637
TE Connectivity	72,485		6,645,425
Trimble	583,232	[a]	24,554,067
Viavi Solutions	125,778	[a]	1,408,714
Western Digital	53,902		3,408,762
Xerox	454,537		12,663,401
Zebra Technologies, Cl. A	64,165	[a]	11,019,697
		179,108,967
Telecommunication Services - .2%
Arista Networks	6,599	[a]	1,972,969
CenturyLink	77,993		1,665,930
Sprint	116,415	[a]	711,296
Telephone & Data Systems	32,310		970,592
Zayo Group Holdings	68,170	[a]	2,362,772
		7,683,559
Transportation - 2.5%
American Airlines Group	19,245		779,038
CH Robinson Worldwide	25,380		2,438,510
Copa Holdings	8,535		682,288
Delta Air Lines	87,941		5,142,790
Expeditors International of Washington	27,280		1,999,078
Genesee & Wyoming, Cl. A	11,790	[a]	1,036,223
J.B. Hunt Transport Services	257,751		31,123,433
JetBlue Airways	48,500	[a]	925,380
Kansas City Southern	18,870		2,188,165

53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares	Value ($)
Common Stocks - 97.4% (continued)
Transportation - 2.5% (continued)
Knight-Swift Transportation Holdings		248,628	8,485,674
Landstar System		15,410	1,784,478
Macquarie Infrastructure		8,575	403,368
Southwest Airlines		421,236	25,821,767
United Continental Holdings		34,750	[a] 3,037,845
			85,848,037
Utilities - 3.1%
AES		98,890	1,331,059
Alliant Energy		111,357	4,770,534
Ameren		53,545	3,385,650
American Electric Power		79,212	5,681,877
American Water Works		27,465	2,404,011
Aqua America		52,070	1,935,963
Atmos Energy		19,940	1,839,066
CenterPoint Energy		75,485	2,097,728
CMS Energy		76,430	3,763,413
Consolidated Edison		22,755	1,796,052
DTE Energy		63,288	7,033,828
Edison International		207,072	13,610,843
Entergy		113,377	9,477,183
Evergy		62,305	3,554,500
Eversource Energy		56,275	3,513,248
FirstEnergy		37,365	1,396,704
National Fuel Gas		10,545	585,564
NiSource		80,020	2,166,141
NRG Energy		65,635	2,322,823
OGE Energy		7,910	291,325
PG&E		29,524	1,363,418
Pinnacle West Capital		131,215	10,306,938
PPL		121,150	3,603,001
Public Service Enterprise Group		47,975	2,511,491
Sempra Energy		22,455	2,606,576
Vectren		34,775	2,475,980
Vistra Energy		31,240	[a] 735,390
WEC Energy Group		33,840	2,286,907
Xcel Energy		214,457	10,304,659
			109,151,872
Total Common Stocks (cost $2,268,015,131)			3,391,470,397

Limited Partnerships - .0%
Real Estate - .0%
Brookfield Property Partners LP (cost $702,620)		33,618	671,691

Exchange-Traded Funds - 1.0%
Registered Investment Companies - 1.0%
iShares Russell Mid-Cap Growth ETF		163,144	22,287,102
SPDR S&P MidCap 400 ETF Trust		31,371	11,685,384
Total Exchange-Traded Funds (cost $31,723,098)			33,972,486

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Number of Rights	Value ($)
Rights - .0%
Health Care Equipment & Services - .0%
Community Health Systems (cost $2,051)		33,320	823
	7-Day Yield (%)	Shares
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $58,809,239)	1.91	58,809,239	[c] 58,809,239
Total Investments (cost $2,359,252,139)		100.1%	3,484,924,636
Liabilities, Less Cash and Receivables		(.1%)	(2,812,429)
Net Assets		100.0%	3,482,112,207

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bInvestment in real estate investment trust.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.8
Industrials	14.8
Financials	11.6
Consumer Discretionary	11.0
Health Care	10.7
Energy	5.6
Materials	4.3
Real Estate	3.7
Consumer, Non-cyclical	3.1
Utilities	3.1
Investment Companies	2.7
Consumer Staples	1.8
Industrial	1.6
Technology	1.2
Financial	1.1
Consumer, Cyclical	.5
Telecommunication Services	.2
Communications	.2
Basic Materials	.1
100.1

† Based on net assets.

See notes to financial statements.

54

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 94.6%
Automobiles & Components - 1.1%
Delphi Technologies	73,424		2,586,728
Gentherm	32,930	[a]	1,620,156
Visteon	24,046	[a]	2,654,438
		6,861,322
Banks - 8.7%
Ameris Bancorp	26,066		1,294,177
Associated Banc-Corp	70,070		1,909,407
Atlantic Capital Bancshares	121,715	[a]	2,221,299
Banner	24,470		1,574,155
Bryn Mawr Bank	15,210		742,248
Carolina Financial	11,436	[b]	470,591
Central Pacific Financial	31,221		884,491
CVB Financial	43,466		1,045,357
Essent Group	29,065	[a]	1,260,258
FCB Financial Holdings, Cl. A	49,807	[a]	2,580,003
First Interstate BancSystem, Cl. A	116,606		5,416,349
First Merchants	45,479		2,188,449
First Midwest Bancorp	42,059		1,143,164
Great Western Bancorp	85,939		3,741,784
Heritage Financial	22,551	[b]	818,601
IBERIABANK	14,709		1,274,535
MGIC Investment	128,716	[a]	1,637,268
Midland States Bancorp	31,464		1,083,306
National Bank Holdings, Cl. A	101,307		4,067,476
Old National Bancorp	86,065	[b]	1,747,119
Seacoast Banking Corporation of Florida	29,233	[a,b]	924,347
South State	20,779		1,713,229
Towne Bank	23,981	[b]	781,781
TriState Capital Holdings	68,873	[a]	2,048,972
UMB Financial	24,355		1,832,470
Union Bankshares	137,138	[b]	5,704,941
United Community Banks	50,257		1,524,797
Valley National Bancorp	55,090	[b]	663,835
Webster Financial	52,404		3,426,174
Westamerica Bancorporation	17,922	[b]	1,147,546
		56,868,129
Capital Goods - 7.9%
Aerojet Rocketdyne Holdings	45,032	[a]	1,581,074
Aerovironment	19,212	[a,b]	1,689,888
Altra Industrial Motion	41,437	[b]	1,618,115
Avis Budget Group	167,921	[a]	5,224,022
Blue Bird	10,793	[a,b]	247,699
Capitol Investment Corp IV	143,065	[a,b]	1,486,445
Chart Industries	24,058	[a,b]	1,817,582
Construction Partners	37,342	[a]	453,705
Curtiss-Wright	12,797		1,714,158
EMCOR Group	18,263		1,462,866
EnerSys	29,339		2,434,844
Esterline Technologies	17,418	[a]	1,497,077
Granite Construction	17,381	[b]	793,964
Herc Holdings	49,819	[a]	2,619,483
Kaman	13,960		910,332
Kennametal	12,507		510,786
Lindsay	12,814	[b]	1,227,197

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.6% (continued)
Capital Goods - 7.9% (continued)
Mercury Systems	79,982	[a,b]	4,359,819
Milacron Holdings	138,584	[a]	2,937,981
Proto Labs	10,552	[a,b]	1,640,308
Simpson Manufacturing	67,514		5,183,050
Tennant	30,062	[b]	2,301,246
The Greenbrier Companies	28,431	[b]	1,648,998
TPG Pace Holdings	98,446	[a,b]	1,036,144
TPI Composites	25,462	[a,b]	713,700
Welbilt	93,675	[a]	2,073,028
Wesco Aircraft Holdings	159,251	[a]	1,934,900
		51,118,411
Commercial & Professional Services - .9%
Deluxe	16,240		961,733
Huron Consulting Group	29,164	[a]	1,443,618
Knoll	51,190		1,205,013
Korn/Ferry International	21,296		1,429,600
LSC Communications	45,079		551,316
		5,591,280
Consumer Durables & Apparel - .7%
Ethan Allen Interiors	37,390		831,928
G-III Apparel Group	53,439	[a]	2,430,406
Oxford Industries	13,931	[b]	1,296,837
		4,559,171
Consumer Services - 5.1%
Belmond	41,662	[a]	697,839
Cheesecake Factory	44,587	[b]	2,370,691
Dave & Buster's Entertainment	131,094	[a]	7,625,738
DeVry Education Group	88,087	[a]	4,214,963
Penn National Gaming	61,462	[a]	2,117,981
Pinnacle Entertainment	54,817	[a]	1,876,934
Planet Fitness, Cl. A	223,939	[a]	11,503,746
Sotheby's	61,975	[a,b]	2,976,039
		33,383,931
Consumer, Non-cyclical - .2%
AMN Healthcare Services	25,452	[a,b]	1,483,852
Diversified Financials - 2.5%
Cannae Holdings	51,174	[a]	994,823
Cohen & Steers	28,940	[b]	1,203,036
Federated Investors, Cl. B	50,391	[b]	1,167,056
Green Dot, Cl. A	17,716	[a]	1,517,730
Investment Technology Group	118,777		2,598,841
OneMain Holdings	175,680	[a]	6,447,456
SLM	204,251	[a]	2,393,822
		16,322,764
Energy - 6.9%
Alamos Gold	352,518		1,547,554
Apergy	58,852	[a]	2,661,287
Arch Coal	17,044	[b]	1,511,291
Ardmore Shipping	80,935	[a]	566,545
Astec Industries	18,786	[a,b]	913,939
Bonanza Creek Energy	72,390	[a]	2,244,090
Cactus	67,931	[a]	2,321,882
Callon Petroleum	154,433	[a,b]	1,745,093
Delek US Holdings	131,025		7,140,862
Dril-Quip	25,554	[a,b]	1,345,418

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.6% (continued)
Energy - 6.9% (continued)
Frank's International	140,103	[a,b]	1,237,109
GasLog	61,513	[b]	1,033,418
Green Plains	160,097		2,841,722
Navigator Holdings	42,524	[a]	514,540
Newpark Resources	113,304	[a,b]	1,189,692
Oasis Petroleum	41,404	[a,b]	557,298
Oil States International	37,428	[a]	1,266,938
Patterson-UTI Energy	70,781		1,212,479
PBF Energy, Cl. A	67,574		3,508,442
PDC Energy	76,365	[a]	4,023,672
Scorpio Tankers	820,807	[b]	1,575,949
Select Energy Services, Cl. A	285,579	[a]	3,898,153
		44,857,373
Food & Staples Retailing - 1.1%
Casey's General Stores	12,782	[b]	1,459,321
Performance Food Group	58,838	[a]	1,947,538
SpartanNash	15,141		323,260
Sprouts Farmers Market	53,618	[a,b]	1,419,268
United Natural Foods	23,816	[a,b]	845,706
US Foods Holding	35,704	[a]	1,163,593
		7,158,686
Food, Beverage & Tobacco - 2.1%
Boston Beer, Cl. A	5,199	[a,b]	1,576,077
Calavo Growers	40,688	[b]	4,306,825
Fresh Del Monte Produce	27,019		1,011,591
Freshpet	151,219	[a]	5,617,786
Hain Celestial Group	34,692	[a]	990,804
		13,503,083
Health Care Equipment & Services - 5.6%
AxoGen	48,333	[a,b]	2,119,402
Evolent Health, Cl. A	216,270	[a,b]	5,514,885
HMS Holdings	63,305	[a]	2,028,925
iRhythm Technologies	28,780	[a]	2,679,130
K2M Group Holdings	69,548	[a,b]	1,901,442
LHC Group	14,599	[a]	1,444,279
Medidata Solutions	41,671	[a,b]	3,541,202
MEDNAX	28,809	[a]	1,364,106
Nevro	30,816	[a,b]	2,077,615
NuVasive	17,790	[a,b]	1,248,680
NxStage Medical	104,182	[a]	2,952,518
Omnicell	22,639	[a,b]	1,556,431
Teladoc	54,221	[a,b]	4,204,839
Tivity Health	38,978	[a,b]	1,340,843
WellCare Health Plans	7,696	[a]	2,328,579
		36,302,876
Household & Personal Products - .4%
Inter Parfums	38,176		2,492,893
Insurance - .5%
Kemper	17,131		1,393,607
Safety Insurance Group	7,346		710,358
Selective Insurance Group	18,274		1,173,191
		3,277,156
Materials - 6.4%
Beacon Roofing Supply	79,201	[a,b]	2,936,773
Cabot	163,672		10,625,586

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.6% (continued)
Materials - 6.4% (continued)
Carpenter Technology	63,051		3,762,253
Coeur Mining	117,734	[a,b]	668,729
Commercial Metals	30,598		660,917
Eagle Materials	34,209		3,158,517
Hecla Mining Co.	201,036		570,942
IAMGOLD	680,613	[a]	2,776,901
Louisiana-Pacific	66,006		1,924,735
Methanex	29,921		2,181,241
OMNOVA Solutions	339,245	[a]	3,070,167
Summit Materials, Cl. A	139,514	[a,b]	2,967,463
Tahoe Resources	510,872	[a]	1,757,400
TimkenSteel	4,645	[a]	65,076
US Concrete	94,471	[a,b]	4,553,502
		41,680,202
Media - 2.7%
Criteo, ADR	187,677	[a,b]	4,656,266
E.W. Scripps, Cl. A	111,605	[b]	1,637,245
Gray Television	165,289	[a,b]	2,884,293
New York Times, Cl. A	49,013		1,142,003
Nexstar Broadcasting Group, Cl. A	32,426	[b]	2,658,932
Scholastic	23,593		991,850
Sinclair Broadcast Group, Cl. A	133,898		3,876,347
		17,846,936
Pharmaceuticals Biotechnology & Life Sciences - 10.4%
Aclaris Therapeutics	87,061	[a,b]	1,386,011
Adamas Pharmaceuticals	52,909	[a,b]	1,218,494
Aerie Pharmaceuticals	38,266	[a,b]	2,347,619
Align Technology	2,900	[a]	1,120,821
Amedisys	10,384	[a]	1,298,104
Amicus Therapeutics	98,228	[a,b]	1,324,113
Cambrex	70,750	[a,b]	4,768,550
Flexion Therapeutics	243,350	[a,b]	5,572,715
Foamix Pharmaceuticals	171,730	[a,b]	971,992
G1 Therapeutics	53,357	[a]	3,237,703
Galapagos, ADR	16,790	[a]	1,701,834
Halozyme Therapeutics	92,266	[a]	1,698,617
Ligand Pharmaceuticals, Cl. B	13,891	[a,b]	3,607,354
Natera	149,106	[a]	4,121,290
NeoGenomics	102,918	[a]	1,425,414
Odonate Therapeutics	21,128	[a,b]	405,446
Otonomy	159,425	[a]	478,275
Portola Pharmaceuticals	33,902	[a,b]	1,011,975
PRA Health Sciences	13,529	[a]	1,428,662
Radius Health	50,921	[a,b]	1,047,445
Retrophin	63,332	[a]	2,006,991
Revance Therapeutics	149,001	[a]	4,082,627
Sage Therapeutics	45,712	[a,b]	7,508,653
Supernus Pharmaceuticals	21,972	[a,b]	973,360
TherapeuticsMD	1,240,894	[a]	8,040,993
Zogenix	106,215	[a]	5,130,184
		67,915,242
Real Estate - 2.4%
Agree Realty	22,636	[a,c]	1,291,837
Americold Realty Trust	37,258	[c]	927,724

56

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 94.6% (continued)
Real Estate - 2.4% (continued)
CareTrust		47,449	[c]	875,434
CoreCivic		69,020	[c]	1,786,928
Cousins Properties		184,551	[c]	1,725,552
Monmouth Real Estate Investment		51,825	[c]	901,237
Outfront Media		60,187	[c]	1,195,916
Pebblebrook Hotel Trust		27,884	[b,c]	1,076,601
Physicians Realty Trust		100,720	[c]	1,761,593
Retail Properties of America, Cl. A		94,915	[c]	1,208,268
Sunstone Hotel Investors		76,236	[c]	1,279,240
Urban Edge Properties		70,095	[c]	1,602,372
			15,632,702
Retailing - 2.9%
Abercrombie & Fitch, Cl. A		37,609	[b]	814,987
Big Lots		16,908		727,889
Carvana		43,255	[a,b]	2,800,329
Dick's Sporting Goods		50,320		1,883,981
Dillard's, Cl. A		20,193		1,586,766
Express		134,991	[a,b]	1,514,599
Guess?		34,957	[b]	856,447
National Vision Holdings		70,363	[a]	3,113,563
Ollie's Bargain Outlet Holdings		27,888	[a,b]	2,429,045
Urban Outfitters		27,992	[a,b]	1,301,068
Williams-Sonoma		26,982	[b]	1,894,946
			18,923,620
Semiconductors & Semiconductor Equipment - 1.8%
Brooks Automation		29,694	[b]	1,170,241
Cirrus Logic		33,405	[a]	1,468,150
Power Integrations		59,541	[b]	4,367,332
Semtech		73,668	[a]	4,401,663
			11,407,386
Software & Services - 12.4%
2U		54,977	[a,b]	4,912,745
Acxiom		147,074	[a]	6,719,811
Bandwidth, Cl. A		116,072	[a]	5,288,240
CACI International, Cl. A		18,980	[a]	3,701,100
Cardtronics		153,887	[a]	5,399,895
CommVault Systems		18,237	[a]	1,270,207
CSG Systems International		24,490		914,702
HubSpot		45,725	[a]	6,570,682
Kornit Digital		55,401	[a]	1,160,651
LogMeIn		48,157		4,139,094
Mimecast		71,686	[a]	2,981,421
New Relic		25,165	[a]	2,585,955
NIC		55,931	[b]	939,641
Proofpoint		26,913	[a]	3,193,227
Rapid7		121,708	[a]	4,643,160
Shopify, Cl. A		28,539	[a,b]	4,157,276
Talend, ADR		90,435	[a]	5,566,274
Twilio, Cl. A		119,533	[a]	9,641,532
Varonis Systems		40,561	[a]	2,997,458
Verint Systems		21,867	[a]	1,061,643
Zendesk		37,897	[a]	2,610,724
			80,455,438

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 94.6% (continued)
Technology Hardware & Equipment - 6.8%
Ciena		352,357	[a,b]	11,127,434
Cray		46,312	[a,b]	1,004,970
Fabrinet		42,989	[a,b]	2,057,883
Finisar		156,661	[a,b]	3,195,884
II-VI		34,807	[a,b]	1,731,648
Infinera		346,081	[a]	3,097,425
Littelfuse		10,015		2,238,953
Lumentum Holdings		66,441	[a,b]	4,511,344
Methode Electronics		28,547		1,131,889
NETGEAR		67,940	[a,b]	4,813,549
nLight		57,735	[a]	1,778,815
Sierra Wireless		193,280	[a]	3,643,328
Tech Data		14,929	[a]	1,086,085
Viavi Solutions		277,262	[a]	3,105,334
			44,524,541
Transportation - 4.1%
Hub Group, Cl. A		30,695	[a]	1,622,231
Knight-Swift Transportation Holdings		143,240		4,888,781
Marten Transport		82,690	[b]	1,823,314
Mesa Air Group		97,951	[a]	1,350,744
Scorpio Bulkers		93,751		637,507
SkyWest		111,319		7,269,131
Werner Enterprises		253,920	[b]	9,407,736
			26,999,444
Utilities - 1.0%
Chesapeake Utilities		15,395		1,323,970
IDACORP		14,686	[b]	1,437,025
Portland General Electric		37,470		1,738,608
Southwest Gas		23,330		1,803,876
			6,303,479
Total Common Stocks (cost $452,912,983)			615,469,917

Exchange-Traded Funds - 1.1%
Registered Investment Companies - 1.1%
iShares Russell 2000 ETF		8,275		1,431,740
iShares Russell 2000 Growth ETF		17,577	[b]	3,872,740
iShares Russell 2000 Value ETF		12,319		1,686,102
Total Exchange-Traded Funds (cost $6,364,494)			6,990,582
Description		Number of Warrants		Value ($)
Warrants - .0%
Diversified Financials - .0%
Landcadia Holdings (6/1/23) (cost $42,480)		60,686		51,583
	7-Day Yield (%)	Shares
Investment Companies - 4.0%
Registered Investment Companies - 4.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $25,813,487)	1.91	25,813,488	[d]	25,813,487

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	7-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 4.3%
Registered Investment Companies - 4.3%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $28,354,418)	1.87	28,354,418	[d] 28,354,418
Total Investments (cost $513,487,862)		104.0%	676,679,987
Liabilities, Less Cash and Receivables		(4.0%)	(26,314,423)
Net Assets		100.0%	650,365,564

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $150,499,359 and the value of the collateral held by the fund was $152,491,820, consisting of cash collateral of $28,354,418 and U.S. Government & Agency securities valued at $124,137,402.

cInvestment in real estate investment trust.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	21.0
Health Care	16.2
Consumer Discretionary	12.1
Financials	11.9
Industrials	11.8
Investment Companies	9.4
Energy	6.5
Materials	6.2
Consumer Staples	3.6
Real Estate	2.2
Utilities	1.0
Consumer, Cyclical	.9
Consumer, Non-cyclical	.8
Diversified	.4
104.0

† Based on net assets.

See notes to financial statements.

58

BNY Mellon Focused Equity Opportunities Fund
Description		Shares	Value ($)
Common Stocks - 99.0%
Banks - 3.3%
SVB Financial Group		61,059	[a] 19,706,792
Capital Goods - 9.0%
Boeing		54,469	[a] 18,671,429
Deere & Co.		117,986	16,966,387
Honeywell International		109,230	17,374,124
			53,011,940
Consumer Services - 5.7%
MGM Resorts International		552,270	16,010,307
Yum! Brands		202,570	17,601,307
			33,611,614
Diversified Financials - 8.9%
Charles Schwab		329,900	16,755,621
Intercontinental Exchange		263,150	20,059,924
Invesco		644,080	15,522,328
			52,337,873
Energy - 6.9%
Andeavor Logistics		118,730	18,140,757
Valero Energy		189,818	22,375,746
			40,516,503
Food, Beverage & Tobacco - 6.6%
Constellation Brands, Cl. A		86,066	17,918,941
Mondelez International, Cl. A		487,726	20,835,655
			38,754,596
Health Care Equipment & Services - 7.0%
Medtronic		179,234	17,279,950
UnitedHealth Group		90,007	24,163,279
			41,443,229
Materials - 2.5%
DowDuPont		208,030	14,589,144
Media - 3.7%
Comcast, Cl. A		590,881	21,856,688
Pharmaceuticals Biotechnology & Life Sciences - 7.1%
Allergan		105,964	20,314,358
Pfizer		524,280	21,768,106
			42,082,464
Real Estate - 2.5%
Equinix		33,837	[b] 14,757,331
Retailing - 5.3%
Amazon.com		15,496	[a] 31,188,954
Semiconductors & Semiconductor Equipment - 9.2%
NVIDIA		114,491	32,135,334
Texas Instruments		193,899	21,794,248
			53,929,582
Software & Services - 21.3%
Adobe Systems		110,875	[a] 29,216,671
Alphabet, Cl. A		25,368	[a] 31,248,302
Electronic Arts		163,402	[a] 18,531,421
Microsoft		196,688	22,093,963
Visa, Cl. A		166,704	[c] 24,487,151
			125,577,508
Total Common Stocks (cost $425,431,792)			583,364,218

BNY Mellon Focused Equity Opportunities Fund (continued)
Description	7-Day Yield (%)	Shares	Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,315,710)	1.91	4,315,710	[d] 4,315,710
Total Investments (cost $429,747,502)		99.7%	587,679,928
Cash and Receivables (Net)		.3%	1,884,031
Net Assets		100.0%	589,563,959

aNon-income producing security.

bInvestment in real estate investment trust.

cSecurity, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $23,645,177 and the value of the collateral held by the fund was $24,093,951, consisting of U.S. Government & Agency securities.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	30.4
Health Care	14.2
Financials	12.2
Consumer Discretionary	9.4
Energy	6.9
Consumer Staples	6.6
Industrials	5.8
Communications	5.3
Industrial	3.2
Real Estate	2.5
Materials	2.5
Investment Companies	.7
99.7

† Based on net assets.

See notes to financial statements.

59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.3%
Automobiles & Components - 1.0%
Delphi Technologies	59,207		2,085,863
Visteon	14,198	[a]	1,567,317
		3,653,180
Banks - 6.2%
Cullen/Frost Bankers	34,961		3,876,825
East West Bancorp	36,140		2,290,915
First Interstate BancSystem, Cl. A	32,226		1,496,898
First Republic Bank	8,034		816,174
Great Western Bancorp	34,485		1,501,477
National Bank Holdings, Cl. A	27,624		1,109,104
South State	36,090		2,975,620
SVB Financial Group	11,741	[a]	3,789,408
TriState Capital Holdings	23,652	[a]	703,647
Webster Financial	69,982		4,575,423
		23,135,491
Capital Goods - 5.5%
AGCO	22,007		1,312,938
Allegion	7,430		648,045
Altra Industrial Motion	14,142		552,245
AMETEK	4,270		328,619
Beacon Roofing Supply	27,079	[a]	1,004,089
BWX Technologies	9,395		576,101
Curtiss-Wright	4,445		595,408
Fluor	28,226		1,620,455
Graco	5,149		242,054
Herc Holdings	17,260	[a]	907,531
Mercury Systems	39,574	[a]	2,157,179
Milacron Holdings	47,861	[a]	1,014,653
Proto Labs	3,651	[a]	567,548
Quanta Services	8,777	[a]	303,596
Roper Technologies	4,164		1,242,413
Simpson Manufacturing	9,947		763,631
Snap-on	12,344		2,182,172
Valmont Industries	11,808		1,657,843
Welbilt	31,970	[a]	707,496
Wesco Aircraft Holdings	94,284	[a]	1,145,551
Xylem	12,574		954,492
		20,484,059
Commercial & Professional Services - 3.5%
Avis Budget Group	85,188	[a]	2,650,199
Clean Harbors	47,830	[a]	3,280,660
Copart	8,228	[a]	529,143
CoStar Group	2,058	[a]	909,965
Korn/Ferry International	36,390		2,442,861
Nielsen Holdings	87,612		2,277,912
Waste Connections	10,738		852,490
		12,943,230
Consumer Durables & Apparel - 2.0%
Lululemon Athletica	8,998	[a]	1,394,060
Newell Brands	99,531		2,161,813
PVH	2,903		415,593
Skechers USA, Cl. A	101,372	[a]	2,988,447
Under Armour, Cl. A	21,670	[a]	443,151
		7,403,064

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Consumer Services - 6.5%
Cheesecake Factory	56,939		3,027,447
Chipotle Mexican Grill	1,243	[a]	590,649
Dave & Buster's Entertainment	34,651		2,015,649
Grand Canyon Education	31,883	[a]	3,798,541
Norwegian Cruise Line Holdings	67,525	[a]	3,620,015
Penn National Gaming	59,712	[a]	2,057,675
Planet Fitness, Cl. A	44,664	[a]	2,294,390
Service Corporation International	96,334		4,042,175
Six Flags Entertainment	8,180		552,559
Sotheby's	21,529	[a]	1,033,823
Wynn Resorts	8,150		1,208,971
		24,241,894
Diversified Financials - 4.7%
Ally Financial	37,801		1,016,091
E*TRADE Financial	80,296		4,726,223
Eaton Vance	38,634		2,037,171
Invesco	16,626		400,687
Jefferies Financial Group	164,325		3,815,626
OneMain Holdings	107,905	[a]	3,960,113
SLM	146,183	[a]	1,713,265
		17,669,176
Energy - 6.5%
Apergy	20,219		914,303
Bonanza Creek Energy	16,754	[a]	519,374
Cabot Oil & Gas	175,027		4,170,893
Cactus	23,199		792,942
Cheniere Energy	23,326	[a]	1,561,209
Concho Resources	6,802	[a]	932,894
Delek US Holdings	37,445		2,040,752
Dril-Quip	62,372	[a]	3,283,886
Helmerich & Payne	8,012		525,347
Parsley Energy, Cl. A	112,620	[a]	3,127,457
PBF Energy, Cl. A	40,303		2,092,532
PDC Energy	48,605	[a]	2,560,997
Pioneer Natural Resources	3,116		544,365
Scorpio Tankers	408,643		784,595
TechnipFMC	14,871		455,499
		24,307,045
Food & Staples Retailing - 1.2%
Casey's General Stores	27,140		3,098,574
Performance Food Group	20,439	[a]	676,531
US Foods Holding	26,433	[a]	861,451
		4,636,556
Food, Beverage & Tobacco - 2.1%
Boston Beer, Cl. A	13,564	[a]	4,111,927
Calavo Growers	14,145		1,497,248
Freshpet	51,610	[a]	1,917,311
Ingredion	3,506		354,351
		7,880,837
Health Care Equipment & Services - 7.0%
ABIOMED	2,229	[a]	906,267
Align Technology	4,333	[a]	1,674,661
Amedisys	27,053	[a]	3,381,896
Boston Scientific	23,718	[a]	843,412
DexCom	7,070	[a]	1,020,767

60

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Health Care Equipment & Services - 7.0% (continued)
Encompass HealthSouth	39,219		3,199,878
Evolent Health, Cl. A	130,725	[a]	3,333,487
iRhythm Technologies	9,998	[a]	930,714
K2M Group Holdings	24,017	[a]	656,625
Laboratory Corporation of America Holdings	2,638	[a]	456,031
Medidata Solutions	14,423	[a]	1,225,667
Nevro	10,509	[a]	708,517
NxStage Medical	35,925	[a]	1,018,114
Omnicell	43,889	[a]	3,017,369
Teladoc	18,703	[a]	1,450,418
Tivity Health	50,261	[a]	1,728,978
WellCare Health Plans	2,674	[a]	809,072
		26,361,873
Household & Personal Products - .2%
Inter Parfums	13,226		863,658
Materials - 5.1%
Arch Coal	8,108		718,936
Cabot	36,423		2,364,581
Carpenter Technology	12,099		721,947
Eagle Materials	26,252		2,423,847
Goldcorp	131,604		1,426,587
Huntsman	95,061		2,898,410
Kinross Gold	491,911	[a]	1,475,733
Packaging Corporation of America	8,374		920,470
Summit Materials, Cl. A	47,933	[a]	1,019,535
Tahoe Resources	248,390	[a]	854,462
US Concrete	45,676	[a]	2,201,583
Vulcan Materials	7,660		848,728
Westlake Chemical	12,818		1,212,198
		19,087,017
Media - 1.6%
Altice USA	84,099		1,507,054
Criteo, ADR	66,740	[a]	1,655,819
Liberty Media Group, Cl. C	17,162	[a]	634,308
Nexstar Media Group, Cl. A	9,561		784,002
Sinclair Broadcast Group, Cl. A	44,965		1,301,737
		5,882,920
Pharmaceuticals Biotechnology & Life Sciences - 10.4%
Aclaris Therapeutics	30,045	[a]	478,316
Adamas Pharmaceuticals	18,362	[a]	422,877
Aerie Pharmaceuticals	13,292	[a]	815,464
Agilent Technologies	6,769		457,178
Alkermes	9,188	[a]	411,990
Alnylam Pharmaceuticals	1,974	[a]	242,151
Amicus Therapeutics	33,975	[a]	457,983
BioMarin Pharmaceutical	6,877	[a]	687,562
Bluebird Bio	1,657	[a]	278,873
Cambrex	64,526	[a]	4,349,052
Flexion Therapeutics	41,478	[a]	949,846
Foamix Pharmaceuticals	59,656	[a]	337,653
G1 Therapeutics	31,543	[a]	1,914,029
Galapagos, ADR	5,833	[a]	591,233
Halozyme Therapeutics	31,968	[a]	588,531

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 10.4% (continued)
Jazz Pharmaceuticals	25,513	[a]	4,360,682
Ligand Pharmaceuticals, Cl. B	4,813	[a]	1,249,888
Mylan	49,783	[a]	1,948,009
Natera	51,456	[a]	1,422,244
NeoGenomics	35,793	[a]	495,733
Neurocrine Biosciences	4,638	[a]	570,242
Odonate Therapeutics	7,257		139,262
Otonomy	55,381	[a]	166,143
Portola Pharmaceuticals	11,726	[a]	350,021
PRA Health Sciences	27,322	[a]	2,885,203
Radius Health	17,495	[a]	359,872
Retrophin	22,000	[a]	697,180
SAGE Therapeutics	21,631	[a]	3,553,108
TESARO	7,879	[a]	255,674
TherapeuticsMD	714,422	[a]	4,629,455
Zogenix	62,850	[a]	3,035,655
		39,101,109
Real Estate - 2.7%
CoreCivic	131,451	[b]	3,403,266
Empire State Realty Trust, Cl. A	105,474	[b]	1,855,288
Equinix	1,137	[b]	495,880
Monmouth Real Estate Investment	18,003	[b]	313,072
Pebblebrook Hotel Trust	44,725	[b]	1,726,832
Physicians Realty Trust	34,921	[b]	610,768
Urban Edge Properties	80,317	[b]	1,836,047
		10,241,153
Retailing - 2.8%
Carvana	14,880	[a]	963,331
Dick's Sporting Goods	63,779		2,387,886
Dollar Tree	6,303	[a]	507,455
National Vision Holdings	24,009		1,062,398
Ollie's Bargain Outlet Holdings	9,581	[a]	834,505
Ross Stores	11,198		1,072,544
Williams-Sonoma	53,906		3,785,818
		10,613,937
Semiconductors & Semiconductor Equipment - 2.9%
Advanced Micro Devices	110,755	[a]	2,787,703
Marvell Technology Group	13,548		280,173
Maxim Integrated Products	21,502		1,300,226
NVIDIA	1,387		389,303
Power Integrations	20,327		1,490,985
Semtech	17,936	[a]	1,071,676
Skyworks Solutions	15,132		1,381,552
Teradyne	47,609		1,961,015
		10,662,633
Software & Services - 14.3%
2U	18,810	[a]	1,680,862
Acxiom	93,078	[a]	4,252,734
Amdocs	37,020		2,416,666
Bandwidth, Cl. A	40,284		1,835,339
CACI International, Cl. A	6,582	[a]	1,283,490
CoreLogic	35,018	[a]	1,780,315
Fidelity National Information Services	11,140		1,205,014

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.3% (continued)
Software & Services - 14.3% (continued)
First Data, Cl. A		117,190	[a]	3,014,127
HubSpot		26,082	[a]	3,747,983
Intuit		2,760		605,737
Jack Henry & Associates		11,213		1,776,588
LogMeIn		28,355		2,437,112
Mimecast		24,614	[a]	1,023,696
New Relic		13,191	[a]	1,355,507
Nuance Communications		150,477	[a]	2,455,785
Proofpoint		15,387	[a]	1,825,668
Rapid7		41,538	[a]	1,584,675
ServiceNow		5,334	[a]	1,047,384
Shopify, Cl. A		16,397	[a]	2,388,551
Splunk		12,684	[a]	1,625,455
Spotify Technology		2,354	[a]	446,130
Square, Cl. A		19,696	[a]	1,745,853
SS&C Technologies Holdings		11,701		694,337
Talend, ADR		54,997	[a]	3,385,065
Twilio, Cl. A		68,235	[a]	5,503,835
Twitter		15,432	[a]	542,898
Varonis Systems		13,841	[a]	1,022,850
Zendesk		12,934	[a]	891,023
			53,574,679
Technology Hardware & Equipment - 6.7%
Amphenol, Cl. A		7,781		735,927
Ciena		126,421	[a]	3,992,375
Dolby Laboratories, Cl. A		37,861		2,657,464
Finisar		93,118	[a]	1,899,607
FLIR Systems		9,379		588,438
Infinera		141,903	[a]	1,270,032
Keysight Technologies		31,876	[a]	2,068,434
Kornit Digital		19,057	[a]	399,244
Littelfuse		3,444		769,941
Lumentum Holdings		38,181	[a]	2,592,490
NETGEAR		15,536	[a]	1,100,726
nLight		19,861		611,917
Trimble		18,517	[a]	779,566
Viavi Solutions		158,363	[a]	1,773,666
Xerox		124,459		3,467,428
Zebra Technologies, Cl. A		3,127	[a]	537,031
			25,244,286
Transportation - 4.0%
Hub Group, Cl. A		21,598	[a]	1,141,454
J.B. Hunt Transport Services		22,596		2,728,467
Knight-Swift Transportation Holdings		148,790		5,078,203
Marten Transport		18,052		398,047
SkyWest		49,218		3,213,935
Werner Enterprises		70,186		2,600,391
			15,160,497
Utilities - .4%
PPL		51,912		1,543,863
Total Common Stocks (cost $274,043,093)			364,692,157

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Exchange-Traded Funds - .3%
Registered Investment Companies - .3%
iShares Russell 2000 Growth ETF (cost $1,089,605)		5,397		1,189,121
	7-Day Yield (%)
Investment Companies - 2.4%
Registered Investment Companies - 2.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,999,810)	1.91	8,999,810	[c]	8,999,810
Total Investments (cost $284,132,508)		100.0%	374,881,088
Cash and Receivables (Net)		.0%	78,635
Net Assets		100.0%	374,959,723

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bInvestment in real estate investment trust.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	23.8
Health Care	15.9
Consumer Discretionary	13.8
Industrials	11.9
Financials	10.9
Energy	6.7
Materials	4.9
Consumer Staples	3.6
Real Estate	2.7
Investment Companies	2.7
Consumer, Non-cyclical	2.4
Utilities	.4
Consumer, Cyclical	.3
100.0

† Based on net assets.

See notes to financial statements.

62

BNY Mellon International Fund
Description	Shares	Value ($)
Common Stocks - 97.6%
Australia - 6.6%
Aristocrat Leisure	593,741	13,483,888
BHP Billiton	530,418	12,663,554
Macquarie Group	230,614	21,453,020
South32	2,549,017	6,377,059
Woodside Petroleum	378,355	10,028,618
Woolworths	578,732	11,774,227
		75,780,366
Austria - 1.9%
Erste Group Bank	223,678	[a] 8,897,665
OMV	246,971	13,080,825
		21,978,490
Belgium - 2.0%
UCB	253,155	23,143,600
Finland - 1.0%
UPM-Kymmene	297,752	11,474,439
France - 10.8%
Atos	77,256	9,254,450
BNP Paribas	353,950	20,780,665
Cie Generale des Etablissements Michelin	162,808	19,266,448
Edenred	334,212	12,735,958
Klepierre	380,067	13,631,930
LVMH Moet Hennessy Louis Vuitton	22,546	7,899,496
Orange	1,150,430	18,628,295
Thales	45,066	6,347,862
Vinci	159,874	15,320,968
		123,866,072
Germany - 6.9%
Allianz	69,546	14,824,434
Bayer	161,629	15,080,161
Deutsche Post	274,176	9,996,226
Evonik Industries	381,293	14,211,432
Fresenius & Co.	232,712	17,768,524
Hapag-Lloyd	159,908	[b] 6,741,472
		78,622,249
Hong Kong - 2.9%
AIA Group	2,316,200	19,978,562
Sun Hung Kai Properties	905,000	13,433,031
		33,411,593
Ireland - .8%
ICON	60,577	[a] 9,027,185
Italy - 3.8%
Enel	3,496,948	17,291,691
Leonardo-Finmeccanica	1,137,177	12,737,790
UniCredit	946,260	13,657,149
		43,686,630
Japan - 22.8%
Alps Electric	304,100	9,141,337
Chubu Electric Power	605,200	8,799,393
Denso	289,000	13,928,494
Harmonic Drive Systems	153,200	6,211,556
Hitachi	3,133,000	20,457,128
ITOCHU	466,000	8,151,121
Kirin Holdings	560,200	13,852,484
Mitsubishi Electric	879,900	11,878,769

BNY Mellon International Fund (continued)
Description	Shares	Value ($)
Common Stocks - 97.6% (continued)
Japan - 22.8% (continued)
Nintendo	33,200	11,999,928
Panasonic	697,900	8,331,963
Recruit Holdings	296,500	9,038,300
Seven & i Holdings	361,600	14,726,307
Shionogi & Co.	259,000	15,049,087
Shiseido	168,600	11,872,256
Showa Denko	212,300	10,107,704
Sony	446,500	25,509,693
Sumitomo Mitsui Financial Group	666,500	26,279,691
Suzuki Motor	213,200	13,873,063
Taiyo Yuden	242,300	7,141,864
THK	217,300	5,820,221
Zeon	796,000	8,532,409
		260,702,768
Macau - 1.6%
Sands China	3,620,400	17,666,676
Netherlands - 6.8%
Heineken	165,011	16,307,419
Koninklijke DSM	98,734	10,358,044
Koninklijke Philips	230,016	10,276,486
NN Group	402,586	17,257,452
Royal Dutch Shell, Cl. B	698,215	22,996,627
		77,196,028
Norway - 1.4%
Aker BP	326,546	11,564,802
Telenor	247,824	4,672,105
		16,236,907
Portugal - 1.5%
Galp Energia	868,861	17,619,026
Singapore - 1.3%
United Overseas Bank	761,500	15,013,071
Spain - 3.5%
ACS Actividades de Construccion y Servicios	327,335	13,632,753
Amadeus IT Group	105,980	9,831,462
Banco Santander	3,339,138	16,619,878
		40,084,093
Sweden - 1.6%
Alfa Laval	340,730	9,131,936
Swedbank, Cl. A	368,694	8,579,201
		17,711,137
Switzerland - 7.5%
Adecco Group	129,425	7,929,076
Ferguson	104,886	8,404,890
Julius Baer Group	296,807	[a] 15,776,628
Lonza Group	67,445	[a] 21,703,477
Novartis	282,268	23,408,514
STMicroelectronics	443,668	9,117,856
		86,340,441
United Kingdom - 12.9%
Anglo American	420,406	8,402,265
Bae Systems	1,460,297	11,472,804
Cineworld Group	2,243,609	9,022,871
Diageo	670,452	23,420,796
Fiat Chrysler Automobiles	1,053,838	[a] 17,810,410

63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)
Description		Shares	Value ($)
Common Stocks - 97.6% (continued)
United Kingdom - 12.9% (continued)
Legal & General Group		5,784,006	19,069,130
Prudential		744,087	16,737,052
SSE		1,214,134	19,723,022
Unilever		387,341	22,055,229
			147,713,579
Total Common Stocks (cost $1,053,885,137)			1,117,274,350

Exchange-Traded Funds - .9%
United States - .9%
iShares MSCI EAFE ETF (cost $10,992,530)		150,794	10,154,468
	7-Day Yield (%)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,123,756)	1.91	8,123,756	[c] 8,123,756
Total Investments (cost $1,073,001,423)		99.2%	1,135,552,574
Cash and Receivables (Net)		.8%	9,042,371
Net Assets		100.0%	1,144,594,945

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $6,741,472 or .59% of net assets.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	9.6
Capital Goods	9.5
Pharmaceuticals Biotechnology & Life Sciences	9.4
Insurance	7.7
Materials	7.2
Energy	6.6
Automobiles & Components	5.7
Food, Beverage & Tobacco	4.7
Utilities	4.0
Consumer Durables & Apparel	3.6
Diversified Financials	3.2
Technology Hardware & Equipment	3.2
Household & Personal Products	3.0
Consumer Services	2.7
Software & Services	2.7
Commercial & Professional Services	2.6
Health Care Equipment & Services	2.4
Real Estate	2.4
Food & Staples Retailing	2.3
Telecommunication Services	2.0
Registered Investment Companies	1.6
Transportation	1.5
Semiconductors & Semiconductor Equipment	.8
Media	.8
99.2

† Based on net assets.

See notes to financial statements.

64

BNY Mellon Emerging Markets Fund
Description	Shares	Value ($)
Common Stocks - 92.0%
Australia - .8%
MMG	15,448,000	[a] 7,735,071
Brazil - 5.5%
Ambev, ADR	566,735	2,635,318
Banco do Brasil	734,700	5,474,490
Estacio Participacoes	951,100	5,230,571
Hypermarcas	726,300	4,880,516
Suzano Papel e Celulose	910,700	10,631,653
Tim Participacoes	3,004,600	9,051,200
Vale	1,061,660	13,952,680
		51,856,428
Chile - .2%
Enersis Americas	11,674,567	1,732,280
China - 29.7%
Alibaba Group Holding, ADR	262,866	[a] 46,004,179
Anhui Conch Cement, Cl. H	1,386,500	8,443,981
ANTA Sports Products	670,000	3,649,307
China Construction Bank, Cl. H	31,992,939	28,329,470
China Shenhua Energy, Cl. H	4,115,500	9,176,143
CNOOC	9,481,000	16,766,527
Dali Foods Group	8,484,500	[b] 6,161,701
ENN Energy Holdings	649,000	5,912,215
Geely Automobile Holdings	1,494,000	3,175,018
Huaneng Renewables, Cl. H	11,332,000	3,623,930
Huazhu Group, ADR	201,726	6,943,409
Jiangsu Expressway, Cl. H	2,414,000	3,051,044
PICC Property & Casualty, Cl. H	11,839,000	13,334,195
Ping An Insurance Group Company of China, Cl. H	2,454,000	23,637,191
Shanghai Pharmaceuticals Holding, Cl. H	4,627,400	12,145,175
Sinotrans, Cl. H	9,274,000	3,887,429
Sunny Optical Technology Group	757,200	9,623,278
TAL Education Group, ADR	66,524	[a] 1,969,110
Tencent Holdings	1,701,100	73,689,951
		279,523,253
Colombia - .6%
Ecopetrol, ADR	250,100	5,652,260
Czech Republic - .9%
Komercni banka	97,931	4,075,985
Moneta Money Bank	1,330,759	[b] 4,655,067
		8,731,052
Hong Kong - 2.1%
Galaxy Entertainment Group	1,937,000	14,338,551
Shimao Property Holdings	1,718,500	5,123,478
		19,462,029
Hungary - .8%
MOL Hungarian Oil & Gas	757,842	7,728,880
India - 8.7%
ICICI Bank	655,178	3,141,925
Indiabulls Housing Finance	369,574	6,558,113
Infosys, ADR	774,639	16,089,252
ITC	1,563,653	7,038,378
Jubilant Foodworks	317,684	6,481,285
Larsen & Toubro	739,722	14,236,572
Maruti Suzuki India	56,084	7,185,907

BNY Mellon Emerging Markets Fund (continued)
Description	Shares	Value ($)
Common Stocks - 92.0% (continued)
India - 8.7% (continued)
Shriram Transport Finance	405,823	7,643,127
Tech Mahindra	1,311,356	13,731,114
		82,105,673
Indonesia - 1.7%
Bank Negara Indonesia	8,341,800	4,417,246
Bank Rakyat Indonesia	11,647,800	2,514,596
Telekomunikasi Indonesia	37,033,700	8,774,448
		15,706,290
Malaysia - 1.0%
AirAsia	5,704,600	4,775,234
Malaysia Airports Holdings	2,142,100	4,873,741
		9,648,975
Mexico - 3.9%
Arca Continental	230,000	1,422,358
Gentera	7,711,600	7,826,536
Grupo Aeroportuario del Centro Norte	1,357,500	8,923,643
Grupo Financiero Banorte, Cl. O	1,408,300	9,605,505
Wal-Mart de Mexico	3,118,500	8,634,729
		36,412,771
Philippines - .1%
Puregold Price Club	1,291,380	1,111,010
Russia - 2.4%
Lukoil, ADR	138,324	9,552,655
Sberbank of Russia, ADR	1,172,277	12,801,265
		22,353,920
South Africa - 4.8%
Clicks Group	768,634	10,618,081
Mr Price Group	262,419	4,024,056
MTN Group	1,058,567	6,410,471
Nedbank Group	508,740	9,623,651
Sasol	359,167	14,078,271
		44,754,530
South Korea - 14.4%
Doosan Infracore	684,813	[a] 5,856,731
GS Engineering & Construction	225,625	9,708,878
Hana Financial Group	208,563	8,000,395
Hankook Tire	82,013	3,437,009
Hyundai Heavy Industries	69,819	[a] 7,401,197
KB Financial	265,732	12,341,863
Korea Investment Holdings	120,516	7,719,347
POSCO	61,778	18,120,215
Samsung Card	214,282	6,785,645
Samsung Electro-Mechanics	78,464	11,348,609
Samsung Electronics	1,043,810	45,431,967
		136,151,856
Taiwan - 10.5%
Chailease Holding	4,779,720	16,261,785
Chroma ATE	740,000	4,083,672
Eclat Textile	365,000	4,432,525
Fubon Financial Holding	6,701,000	11,104,701
Hiwin Technologies	7,590	68,450
Largan Precision	65,000	9,956,861
Taiwan Semiconductor Manufacturing	4,504,000	37,539,443

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)
Description		Shares	Value ($)
Common Stocks - 92.0% (continued)
Taiwan - 10.5% (continued)
TCI		532,148	9,702,194
United Microelectronics		10,850,000	6,128,846
			99,278,477
Thailand - 1.9%
Advanced Info Service		1,161,400	7,167,822
Indorama Ventures		3,627,500	6,649,862
Thai Beverage		3,076,100	1,389,517
Thanachart Capital		1,634,200	2,683,723
			17,890,924
Turkey - .7%
Tofas Turk Otomobil Fabrikasi		1,958,053	6,828,822
United Arab Emirates - 1.3%
Abu Dhabi Commercial Bank		4,281,770	8,276,429
Dubai Islamic Bank		2,826,225	3,939,472
			12,215,901
Total Common Stocks (cost $691,226,210)			866,880,402

Exchange-Traded Funds - 4.2%
United States - 4.2%
iShares MSCI Emerging Markets ETF (cost $39,573,128)		915,931	[c] 39,540,741
	Preferred Dividend Rate (%)
Preferred Stocks - 2.4%
Brazil - 1.9%
Banco do Estado do Rio Grande do Sul, Cl. B	7.34	1,609,600	5,832,829
Cia Brasileira de Distribuicao	1.2	398,300	7,971,672
Usinas Siderurgicas de Minas Gerais, Cl. A	0.59	1,940,600	3,863,953
			17,668,454
Chile - .5%
Embotelladora Andina, Cl. B	3.58	1,201,367	4,622,520
Total Preferred Stocks (cost $27,218,997)			22,290,974
Description		Number of Rights	Value ($)
Rights - .0%
Taiwan - .0%
Hiwin Technologies (cost $0)		8,669	7,620
Total Investments (cost $758,018,335)		98.6%	928,719,737
Cash and Receivables (Net)		1.4%	13,653,661
Net Assets		100.0%	942,373,398

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $10,816,768 or 1.15% of net assets.

cSecurity, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $30,544,372 and the value of the collateral held by the fund was $30,999,361, consisting of U.S. Government & Agency securities.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	15.9
Banks	14.0
Materials	8.9
Technology Hardware & Equipment	8.5
Diversified Financials	6.1
Energy	5.2
Semiconductors & Semiconductor Equipment	4.6
Registered Investment Companies	4.2
Capital Goods	4.0
Insurance	3.9
Consumer Services	3.7
Telecommunication Services	3.3
Food & Staples Retailing	3.0
Transportation	2.7
Food, Beverage & Tobacco	2.5
Automobiles & Components	2.2
Health Care Equipment & Services	1.3
Utilities	1.2
Household & Personal Products	1.0
Consumer Durables & Apparel	.9
Real Estate	.6
Pharmaceuticals Biotechnology & Life Sciences	.5
Retailing	.4
98.6

† Based on net assets.

See notes to financial statements.

66

BNY Mellon International Appreciation Fund
Description	Shares		Value ($)
Common Stocks - 98.3%
Automobiles & Components - 3.5%
Bridgestone, ADR	14,448		264,760
Daimler	3,357		217,030
Denso, ADR	16,138		388,442
Electrolux, ADR	3,767		168,536
Ferrari	2,439		319,728
Fiat Chrysler Automobiles	295	[a]	5,047
Honda Motor, ADR	2,948		87,349
Nissan Motor, ADR	262		4,918
Sumitomo Electric Industries, ADR	13,020		208,450
Toyota Motor, ADR	6,048		750,436
Volkswagen, ADR	12,100	[a]	193,600
		2,608,296
Banks - 13.6%
Aegon (NY Shares)	22,727		135,226
AIA Group, ADR	26,000		895,960
Allianz, ADR	34,370		730,534
Australia & New Zealand Banking Group, ADR	22,898		486,353
AXA, ADR	14,000		353,010
Banco Bilbao Vizcaya Argentaria, ADR	52,559		325,866
Banco Santander, ADR	107,420		536,026
BNP Paribas, ADR	14,661		429,714
Commerzbank, ADR	28,642	[a]	270,953
Commonwealth Bank of Australia, ADR	2,923	[b]	451,787
Credit Agricole, ADR	35,091		238,268
Danske Bank, ADR	22,808		334,479
Erste Group Bank, ADR	12,733		254,596
Hang Seng Bank, ADR	12,669		345,357
HSBC Holdings, ADR	21,528		947,447
ING Groep, ADR	23,169		314,635
Intesa Sanpaolo, ADR	16,734		247,998
Lloyds Banking Group, ADR	90,723		280,334
Mitsubishi UFJ Financial Group, ADR	70,092		423,356
Mizuho Financial Group, ADR	5,000		17,700
National Australia Bank, ADR	43,206		441,781
Nordea Bank, ADR	9,100		98,917
Shinsei Bank, ADR	86,546		258,773
Societe Generale, ADR	28,045		230,530
Sumitomo Mitsui Financial Group, ADR	5,296		41,627
Sumitomo Mitsui Trust Holdings, ADR	67,240		266,943
United Overseas Bank, ADR	8,700		342,432
Westpac Banking, ADR	22,315		457,681
		10,158,283
Capital Goods - 10.5%
ABB, ADR	21,572		507,158
AGC, ADR	24,076		192,367
Airbus, ADR	22,772		700,694
Atlas Copco, Cl. A, ADR	8,647		246,699
Atlas Copco, Cl. B, ADR	5,020		132,930
BAE Systems, ADR	7,289		232,410
Boral, ADR	11,521		232,955
CK Hutchison Holdings, ADR	8,471		96,358

BNY Mellon International Appreciation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Capital Goods - 10.5% (continued)
FANUC, ADR	16,000		313,600
ITOCHU, ADR	705		24,615
Kajima, ADR	3,417		247,134
Kawasaki Heavy Industries, ADR	16,754		184,294
Keppel, ADR	13,187		123,826
Komatsu, ADR	9,788		277,196
Kubota, ADR	3,271		255,596
Marubeni, ADR	1,423		117,333
Metso, ADR	30,248		269,207
Mitsubishi Electric, ADR	9,575		258,238
Mitsubishi, ADR	157		8,954
Mitsui & Co., ADR	811		269,524
Nidec, ADR	11,562		416,579
NSK, ADR	7,210		164,330
Rolls-Royce Holdings, ADR	18,030		238,176
Sandvik, ADR	23,276		409,658
Schneider Electric, ADR	2,150		34,873
Siemens, ADR	11,472		743,443
SKF, ADR	10,990		211,667
Sumitomo, ADR	17,536		284,259
TOTO, ADR	6,445		275,717
Vinci, ADR	2,800		66,699
Volvo, ADR	18,652		321,001
		7,857,490
Commercial & Professional Services - 2.7%
Dai Nippon Printing, ADR	25,828		287,466
Experian, ADR	13,373		332,252
RELX, ADR	16,624		370,715
Secom, ADR	20,620		422,916
Toppan Printing, ADR	30,905		240,441
Wolters Kluwer, ADR	6,372		403,602
		2,057,392
Consumer Durables & Apparel - 4.6%
adidas, ADR	4,525		562,322
Casio Computer, ADR	2,290		363,125
Cie Financiere Richemont, ADR	40,900		359,102
LVMH Moet Hennessy Louis Vuitton, ADR	11,669		817,880
Panasonic, ADR	21,520		255,980
Pandora, ADR	10,600		158,311
Sega Sammy Holdings, ADR	87,384		346,041
Sony, ADR	10,522		597,965
		3,460,726
Consumer Services - 1.4%
Compass Group, ADR	19,831		432,911
InterContinental Hotels Group, ADR	5,028		312,339
Sodexo, ADR	14,960		309,851
		1,055,101
Consumer, Non-cyclical - .2%
Ajinomoto, ADR	10,230		172,631
Diversified Financials - 2.4%
Barclays, ADR	26,340	[a]	246,542
Credit Suisse Group, ADR	17,222	[a]	257,469
Daiwa Securities Group, ADR	42,790		260,377
Deutsche Bank	21,106		237,654

67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.3% (continued)
Diversified Financials - 2.4% (continued)
Nomura Holdings, ADR	31,857	146,224
ORIX, ADR	3,179	254,097
UBS Group	27,651	[a] 433,015
		1,835,378
Energy - 5.5%
BP, ADR	17,666	757,518
Eni, ADR	11,575	430,011
Equinor, ADR	10,255	264,271
Repsol, ADR	14,792	284,598
Royal Dutch Shell, Cl. A, ADR	10,424	679,957
Royal Dutch Shell, Cl. B, ADR	8,193	552,044
Total, ADR	13,722	860,918
Woodside Petroleum, ADR	10,815	286,408
		4,115,725
Food & Staples Retailing - 1.1%
Dairy Farm International Holdings, ADR	3,000	139,470
J Sainsbury, ADR	5,618	94,270
Koninklijke Ahold, ADR	15,426	373,926
Tesco, ADR	21,655	206,156
		813,822
Food, Beverage & Tobacco - 6.5%
Anheuser-Busch InBev, ADR	2,685	250,323
British American Tobacco, ADR	7,308	353,561
Coca-Cola Amatil, ADR	39,762	270,382
Coca-Cola European Partners	888	37,864
Coca-Cola HBC, ADR	6,762	[a] 231,548
Danone, ADR	29,659	468,167
Diageo, ADR	2,998	417,951
Heineken, ADR	7,309	361,795
Imperial Brands, ADR	5,274	187,438
Japan Tobacco, ADR	7,000	91,945
Kirin Holdings, ADR	11,382	280,225
Nestle, ADR	17,855	1,495,356
Orkla, ADR	25,307	206,632
Yamazaki Baking, ADR	1,023	199,461
		4,852,648
Health Care Equipment & Services - 1.8%
Essilor International, ADR	6,134	440,605
Fresenius Medical Care & Co., ADR	7,800	394,056
Olympus, ADR	6,140	252,170
Smith & Nephew, ADR	8,103	290,330
		1,377,161
Household & Personal Products - 3.2%
Henkel AG & Co., ADR	2,322	296,775
Kao, ADR	4,988	387,197
L'Oreal, ADR	9,964	477,176
Reckitt Benckiser, ADR	14,141	241,528
Unilever (NY Shares)	10,103	580,720
Unilever, ADR	7,238	411,625
		2,395,021
Insurance - 3.0%
Ageas, ADR	6,836	353,968
Legal & General Group, ADR	18,467	308,122

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.3% (continued)
Insurance - 3.0% (continued)
MS&AD Insurance Group Holdings, ADR	16,902	258,263
Prudential, ADR	10,632	478,121
Tokio Marine Holdings, ADR	8,055	380,720
Zurich Insurance Group, ADR	14,447	439,622
		2,218,816
Materials - 7.9%
Air Liquide, ADR	18,553	465,866
Akzo Nobel, ADR	11,115	346,788
Alumina, ADR	36,920	307,913
Amcor, ADR	6,096	250,363
Anglo American, ADR	12,623	126,482
ArcelorMittal	8,151	246,242
Asahi Kasei, ADR	10,985	322,190
BASF, ADR	30,384	702,782
BHP Billiton, ADR	8,004	384,512
BHP Billiton, ADR	2,445	104,695
Glencore, ADR	33,136	268,402
James Hardie Industries, ADR	16,620	253,621
Johnson Matthey, ADR	1,692	154,437
Nippon Steel & Sumitomo Metal, ADR	5,082	102,097
Nitto Denko, ADR	5,620	218,000
Norsk Hydro, ADR	20,133	112,141
OJI Holdings, ADR	3,200	219,056
Rio Tinto, ADR	6,324	303,742
Showa Denko, ADR	1,000	47,530
South32, ADR	13,639	170,215
Teijin, ADR	12,848	253,684
Toray Industries, ADR	15,040	224,547
UPM-Kymmene, ADR	8,622	332,637
		5,917,942
Media - 1.8%
CyberAgent, ADR	7,000	198,240
Pearson, ADR	16,833	199,134
Publicis Groupe, ADR	14,714	234,835
Sky, ADR	5,057	401,172
WPP, ADR	3,596	297,749
		1,331,130
Pharmaceuticals Biotechnology & Life Sciences - 8.9%
AstraZeneca, ADR	16,886	647,409
Bayer, ADR	21,920	511,284
CSL, ADR	5,200	427,154
Eisai, ADR	4,123	373,379
GlaxoSmithKline, ADR	7,340	297,270
H Lundeck, ADR	4,400	258,148
Novartis, ADR	14,937	1,239,920
Novo Nordisk, ADR	13,175	647,815
Roche Holding, ADR	38,182	1,182,115
Sanofi, ADR	15,389	659,419
Shire, ADR	1,985	347,911
Takeda Pharmaceutical, ADR	4,000	83,480
Teva Pharmaceutical Industries, ADR	300	[a] 6,873
		6,682,177

68

BNY Mellon International Appreciation Fund (continued)
Description		Shares	Value ($)
Common Stocks - 98.3% (continued)
Real Estate - 3.2%
British Land, ADR		9,094	76,344
CapitaLand, ADR		56,796	287,104
City Developments, ADR		32,591	217,806
Daiwa House Industry, ADR		7,610	231,306
Hysan Development, ADR		25,301	259,209
LendLease Group, ADR		21,216	314,315
Mitsubishi Estate, ADR		15,000	248,550
Sino Land, ADR		21,641	181,135
Sun Hung Kai Properties, ADR		18,037	270,194
Swire Pacific, ADR		25,906	296,235
			2,382,198
Retailing - 1.5%
Aeon, ADR		15,968	344,749
Hennes & Mauritz, ADR		45,706	120,207
INDITEX, ADR		16,800	254,184
Kingfisher, ADR		27,401	198,109
Marui Group, ADR		5,401	238,832
			1,156,081
Semiconductors & Semiconductor Equipment - .5%
ASML Holding		1,734	355,557
SUMCO, ADR		1,000	35,630
			391,187
Software & Services - 3.9%
Computershare, ADR		16,642	227,163
Dassault Systemes, ADR		3,270	527,124
Fujitsu, ADR		5,602	204,333
NICE Systems, ADR		3,000	[a] 346,770
Nintendo, ADR		4,000	179,800
Sage Group, ADR		6,064	188,348
SAP, ADR		7,862	941,396
UbiSoft Entertainment, ADR		12,700	[a] 272,415
			2,887,349
Technology Hardware & Equipment - 2.7%
Canon, ADR		8,097	259,833
Ericsson, ADR		25,504	214,489
FUJIFILM Holdings, ADR		6,819	288,307
Hitachi, ADR		3,435	223,962
Kyocera, ADR		3,424	215,370
Nokia, ADR		11,880	65,934
Omron, ADR		4,660	207,836
Ricoh,ADR		15,155	158,446
TDK, ADR		3,571	400,238
			2,034,415
Telecommunication Services - 3.4%
BT Group, ADR		10,368	147,226
Deutsche Telekom, ADR		25,034	401,796
KDDI, ADR		22,000	289,080
Nippon Telegraph & Telephone, ADR		4,682	207,928
Orange, ADR		15,952	257,784
Singapore Telecommunications, ADR		960	22,483
SoftBank Group, ADR		5,000	231,325
Swisscom, ADR		5,286	235,861
Telecom Italia, ADR		20,896	[a] 134,779
Telefonica, ADR		30,412	246,641

BNY Mellon International Appreciation Fund (continued)
Description		Shares	Value ($)
Common Stocks - 98.3% (continued)
Telecommunication Services - 3.4% (continued)
Telenor, ADR		8,088	152,054
Telstra, ADR		4,648	51,941
Vodafone Group, ADR		7,064	152,653
			2,531,551
Transportation - 1.2%
ANA Holdings, ADR		31,722	220,309
Deutsche Lufthansa, ADR		3,766	98,293
International Consolidated Airlines Group, ADR		9,655	174,022
Nippon Yusen, ADR		34,373	128,727
Ryanair Holdings, ADR		2,663	[a] 271,280
			892,631
Utilities - 3.3%
Centrica, ADR		570	4,227
CLP Holdings, ADR		12,613	147,131
E.ON, ADR		24,594	262,172
EDP - Energias de Portugal, ADR		330	12,923
Enel, ADR		70,107	342,473
Engie, ADR		236	3,438
Hong Kong & China Gas, ADR		127,666	266,184
Iberdrola, ADR		16,396	486,748
National Grid, ADR		3,940	208,820
RWE, ADR		10,680	270,097
SSE, ADR		3,060	49,450
United Utilities Group, ADR		6,047	115,981
Veolia Environnement, ADR		13,277	279,348
			2,448,992
Total Common Stocks (cost $86,527,024)			73,634,143
		Principal Amount ($)
Short-Term Investments - .1%
U. S. Treasury Bills - .1%
1.83%, 9/6/18 (cost $59,984)		60,000	[c,d] 59,994
	7-Day Yield (%)	Shares
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,017,084)	1.91	1,017,084	[e] 1,017,084
Total Investments (cost $87,604,092)		99.7%	74,711,221
Cash and Receivables (Net)		.3%	204,390
Net Assets		100.0%	74,915,611

ADR—American Depository Receipt

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $451,787 or .6% of net assets.

cHeld by a counterparty for open exchange traded derivative contracts.

dSecurity is a discount security. Income is recognized through the accretion of discount.

eInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

69

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	15.2
Consumer Discretionary	12.1
Industrials	11.7
Consumer Staples	10.7
Health Care	9.2
Materials	7.9
Information Technology	7.1
Energy	5.5
Financial	3.8
Utilities	3.3
Telecommunication Services	3.2
Real Estate	3.2
Industrial	2.4
Consumer, Non-cyclical	1.8
Investment Companies	1.3
Consumer, Cyclical	1.0
Communications	.2
Government	.1
99.7

† Based on net assets.

See notes to financial statements.

70

BNY Mellon International Equity Income Fund
Description	Shares	Value ($)
Common Stocks - 97.4%
Australia - 7.0%
Alumina	351,800	728,378
Australia & New Zealand Banking Group	223,225	4,734,055
National Australia Bank	356,900	7,279,044
Wesfarmers	64,900	2,400,483
Westpac Banking	491,800	10,090,460
		25,232,420
Canada - 4.8%
Royal Bank of Canada	110,300	8,761,454
Toronto-Dominion Bank	146,300	8,817,238
		17,578,692
China - 10.0%
Alibaba Group Holding, ADR	9,500	[a] 1,662,595
Bank of China, Cl. H	5,382,500	2,420,796
China Petroleum & Chemical, Cl. H	8,000,000	8,042,045
Chongqing Changan Automobile, Cl. B	3,095,886	2,713,769
Guangzhou R&F Properties, Cl. H	5,638,100	11,378,564
Industrial & Commercial Bank of China, Cl. H	4,942,000	3,639,403
Sinopec Shanghai Petrochemical, Cl. H	2,058,000	1,208,776
Tencent Holdings	65,200	2,824,399
Zhejiang Expressway, Cl. H	2,802,700	2,224,663
		36,115,010
Czech Republic - 2.2%
CEZ	308,600	7,821,856
Finland - 1.5%
Fortum	218,000	5,516,348
France - 4.8%
AXA	120,000	3,028,861
Bouygues	1,050	46,351
Casino Guichard Perrachon	231,950	7,352,834
Renault	19,600	1,688,102
Total	82,700	5,171,198
		17,287,346
Germany - 3.5%
Deutsche Post	30,000	1,093,775
Muenchener Rueckversicherungs	18,523	3,994,806
ProSiebenSat.1 Media	282,300	7,435,053
		12,523,634
Greece - .7%
OPAP	246,600	2,649,160
Hong Kong - 2.7%
Hong Kong & China Gas	434,500	894,604
WH Group	790,000	[b] 595,866
Yue Yuen Industrial Holdings	3,000,000	8,313,426
		9,803,896
Israel - 2.3%
Bezeq The Israeli Telecommunication Corporation	6,900,100	8,249,495
Italy - .2%
Eni	38,005	704,947
Japan - 13.7%
Aozora Bank	100,000	3,532,535
Canon	116,000	3,719,809

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 97.4% (continued)
Japan - 13.7% (continued)
Daito Trust Construction	4,000	599,406
Honda Motor	68,000	2,014,724
ITOCHU	577,000	10,092,696
Japan Airlines	70,000	2,523,175
MS&AD Insurance Group Holdings	120,000	3,688,237
Nissan Motor	300,000	2,808,028
NTT DOCOMO	58,600	1,521,564
Osaka Gas	38,000	709,828
Sumitomo	118,000	1,915,336
Sumitomo Chemical	270,000	1,533,345
Takeda Pharmaceutical	139,000	5,820,961
Tokyo Electron	53,000	9,003,465
		49,483,109
Luxembourg - .6%
RTL Group	27,200	2,039,577
Macau - 1.5%
Sands China	1,133,000	5,528,766
Netherlands - 3.0%
Royal Dutch Shell, Cl. A	303,000	9,826,501
Royal Dutch Shell, Cl. B	28,000	922,217
		10,748,718
New Zealand - 2.9%
Auckland International Airport	583,100	2,756,391
Spark New Zealand	2,887,100	7,621,320
		10,377,711
Norway - 2.9%
Marine Harvest	490,100	10,586,695
Qatar - .0%
Commercial Bank of Qatar	12,314	133,252
Russia - 3.0%
Alrosa	901,000	1,353,494
Severstal	600,000	9,655,116
		11,008,610
South Africa - .2%
MTN Group	100,000	605,580
South Korea - 2.8%
Hyundai Development Co-Engineering & Construction	405,000	8,913,893
Korea Electric Power	8,200	224,678
Samsung Electronics	27,100	1,179,531
		10,318,102
Spain - .9%
Banco Santander	690,700	3,437,818
Sweden - 4.4%
Hennes & Mauritz, Cl. B	55,500	747,796
Nordea Bank	1,058,500	11,435,548
Skanska, Cl. B	204,500	3,839,483
		16,022,827
Switzerland - 4.4%
Nestle	31,200	2,619,609
Novartis	79,436	6,587,636
Roche Holding	10,971	2,725,630
Zurich Insurance Group	13,785	4,198,434
		16,131,309

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund (continued)
Description		Shares	Value ($)
Common Stocks - 97.4% (continued)
Taiwan - 5.4%
Asustek Computer		939,000	7,994,416
Chicony Electronics		396,162	833,211
Compal Electronics		1,093,900	685,580
Highwealth Construction		2,091,000	3,397,067
Novatek Microelectronics		205,000	1,004,477
President Chain Store		192,000	2,094,091
Taiwan Semiconductor Manufacturing		340,000	2,833,795
Transcend Information		264,400	639,587
			19,482,224
Turkey - .1%
Petkim Petrokimya Holding		544,050	456,537
United Arab Emirates - .8%
Dubai Islamic Bank		2,208,000	3,077,729
United Kingdom - 11.1%
AstraZeneca		300	22,539
BP		1,410,800	10,010,290
British American Tobacco		130,712	6,306,512
GlaxoSmithKline		292,100	5,909,126
HSBC Holdings		238,773	2,070,629
Imperial Brands		107,200	3,813,596
Legal & General Group		959,709	3,164,038
Persimmon		194,300	6,128,733
Rio Tinto		35,000	1,660,299
SSE		47,200	766,741
Vodafone Group		174,795	372,778
			40,225,281
Total Common Stocks (cost $340,469,153)			353,146,649

Exchange-Traded Funds - .7%
United States - .7%
iShares MSCI EAFE ETF (cost $2,695,220)		40,000	2,693,600
	Preferred Dividend Rate (%)
Preferred Stocks - .9%
South Korea - .9%
Hyundai Motor (cost $4,144,785)	5.23	46,900	3,298,989
Description	7-Day Yield (%)	Shares	Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $932,182)	1.91	932,182	[c] 932,182
Total Investments (cost $348,241,340)		99.3%	360,071,420
Cash and Receivables (Net)		.7%	2,371,618
Net Assets		100.0%	362,443,038

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $595,866 or .16% of net assets.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	19.2
Energy	9.6
Capital Goods	6.8
Food, Beverage & Tobacco	6.6
Telecommunication Services	5.1
Insurance	5.0
Materials	4.6
Utilities	4.4
Real Estate	4.2
Pharmaceuticals Biotechnology & Life Sciences	4.2
Technology Hardware & Equipment	4.1
Consumer Durables & Apparel	4.0
Semiconductors & Semiconductor Equipment	3.5
Automobiles & Components	3.4
Food & Staples Retailing	3.3
Media	2.6
Transportation	2.4
Consumer Services	2.3
Pharmaceuticals, Biotechnology & Life Sciences	1.6
Software & Services	1.2
Registered Investment Companies	1.0
Retailing	.2
99.3

† Based on net assets.

See notes to financial statements.

72

BNY Mellon Asset Allocation Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 12.5%
Aerospace & Defense - .0%
Northrop Grumman, Sr. Unscd. Notes	2.08	10/15/20	230,000	225,385
Airlines - .1%
American Airlines, Bonds	3.38	5/1/27	298,674	290,457
Automobiles & Components - .1%
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/20	300,000	297,042
Banks - 1.2%
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	520,000	520,086
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	590,000	580,988
Barclays, Sub. Notes	5.20	5/12/26	255,000	252,306
Citigroup, Sub. Notes	4.45	9/29/27	625,000	619,809
Citizens Financial Group, Sub. Notes	4.15	9/28/22	545,000	[a] 546,501
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	530,000	640,690
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	425,000	418,331
Morgan Stanley, Sub. Notes	4.88	11/1/22	680,000	709,002
Rabobank Nederland, Gtd. Notes	4.50	1/11/21	530,000	544,812
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/22	240,000	251,963
Societe Generale, Sub. Notes	4.75	11/24/25	510,000	[a] 509,674
Wells Fargo & Co., Sr. Unscd. Notes	2.63	7/22/22	225,000	217,865
Wells Fargo & Co., Sub. Notes	4.90	11/17/45	405,000	409,939
				6,221,966
Beverage Products - .1%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	375,000	382,532
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	375,000	384,210
				766,742
Commercial & Professional Services - .1%
George Washington University, Unscd. Bonds	4.13	9/15/48	325,000	327,709
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	350,000	362,397
				690,106
Commercial Mortgage Pass-Through Ctfs. - .2%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	272,335	273,409
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, Cl. A4	3.20	3/15/48	315,000	313,746
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	540,000	533,052
				1,120,207

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 12.5% (continued)
Diversified Financials - .2%
AerCap Ireland Capital, Gtd. Notes	4.50	5/15/21	480,000	488,450
Intercontinental Exchange, Gtd. Notes	2.75	12/1/20	410,000	406,839
				895,289
Electronic Components - .1%
Tech Data, Sr. Unscd. Notes	4.95	2/15/27	345,000	[b] 339,426
Energy - .3%
BP Capital Markets, Gtd. Notes	2.50	11/6/22	255,000	247,162
Concho Resources, Gtd. Notes	4.30	8/15/28	225,000	225,392
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	200,000	199,193
Exxon Mobil, Sr. Unscd. Notes	1.71	3/1/19	260,000	259,134
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/24	200,000	215,192
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	195,000	189,029
Williams Cos., Sr. Unscd. Notes	4.30	3/4/24	225,000	227,943
				1,563,045
Foreign/Governmental - .2%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	470,000	473,878
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	330,000	334,511
				808,389
Health Care - .3%
AbbVie, Sr. Unscd. Notes	2.90	11/6/22	325,000	317,349
Amgen, Sr. Unscd. Notes	5.65	6/15/42	325,000	362,609
Biogen, Sr. Unscd. Notes	2.90	9/15/20	345,000	343,978
Celgene, Sr. Unscd. Notes	2.88	8/15/20	265,000	263,819
CVS Health, Sr. Unscd. Notes	4.78	3/25/38	435,000	434,100
				1,721,855
Industrials - .1%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	505,000	497,973
Information Technology - .3%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	305,000	301,006
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	126,000	126,367
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	440,000	429,366

74

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 12.5% (continued)
Information Technology - .3% (continued)
Oracle, Sr. Unscd. Notes	2.50	5/15/22	570,000	558,400
				1,415,139
Internet Software & Services - .2%
Amazon.com, Sr. Unscd. Notes	2.40	2/22/23	435,000	420,854
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	385,000	379,605
eBay, Sr. Unscd. Notes	2.60	7/15/22	320,000	310,722
				1,111,181
Media - .3%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	265,000	323,278
Comcast, Gtd. Notes	3.60	3/1/24	625,000	625,354
Discovery Communications, Gtd. Notes	2.80	6/15/20	345,000	[a] 341,369
Time Warner, Gtd. Notes	4.00	1/15/22	305,000	309,513
				1,599,514
Municipal Bonds - .9%
California, GO, Refunding	3.38	4/1/25	400,000	400,900
California Earthquake Authority, Revenue Bonds	2.81	7/1/19	147,000	146,909
California Educational Facilities Authority, Revenue Bonds (Stanford University)	5.00	10/1/32	375,000	473,902
Chicago, GO	7.38	1/1/33	290,000	329,394
Commonwealth of Massachusetts, GO (Build America Bonds)	4.91	5/1/29	325,000	360,864
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	900,000	901,053
New York City, GO (Build America Bonds)	6.25	6/1/35	345,000	362,602
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds (Build America Bonds)	6.28	6/15/42	530,000	564,885
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	180,000	190,609
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue Bonds	8.25	7/1/24	310,000	319,213
University of California Regents, Limited Project Revenue Bonds	4.13	5/15/45	340,000	344,699
				4,395,030
Real Estate - .3%
Alexandria Real Estate, Gtd. Notes	4.30	1/15/26	265,000	265,976
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	215,000	219,517
CubeSmart, Gtd. Notes	4.80	7/15/22	335,000	346,625

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.5% (continued)
Real Estate - .3% (continued)
Essex Portfolio, Gtd. Notes	3.38	1/15/23	265,000		260,894
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/22	340,000		335,893
				1,428,905
Semiconductors & Semiconductor Equipment - .1%
Intel, Sr. Unscd. Notes	2.70	12/15/22	290,000		285,675
Technology Hardware & Equipment - .1%
Apple, Sr. Unscd. Notes	4.38	5/13/45	300,000		313,859
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/26	170,000	[a]	180,366
				494,225
Telecommunication Services - .4%
AT&T, Sr. Unscd. Notes	4.13	2/17/26	335,000		331,305
AT&T, Sr. Unscd. Notes	4.45	5/15/21	435,000		446,696
Telefonica Emisiones, Gtd. Notes	4.10	3/8/27	590,000		574,723
Verizon Communications, Sr. Unscd. Notes	5.50	3/16/47	570,000		616,856
				1,969,580
Transportation - .1%
Burlington North Santa Fe., Sr. Unscd. Debs.	3.45	9/15/21	430,000		433,216
U.S. Government Agencies - .1%
Federal Farm Credit Bank, Bonds	3.60	7/23/25	325,000		325,053
U.S. Government Agencies Mortgage-Backed - 3.4%
Federal Home Loan Mortgage Corporation:
3.00%, 1/1/33-8/1/47			606,967	c	598,336
3.50%, 11/1/32-4/1/48			3,774,862	c	3,759,585
4.00%, 11/1/47-5/1/48			1,336,342	c	1,362,013
4.50%, 7/1/48			747,980	[c]	777,777
5.00%, 7/1/40			186,576	[c]	199,455
Federal National Mortgage Association:
2.50%, 10/1/31			780,000	[c]	759,048
3.00%, 6/1/37-8/1/47			3,133,990	[c]	3,038,963
3.50%, 5/1/33-3/1/48			1,920,168	[c]	1,917,441
4.00%, 4/1/38-12/1/47			1,549,467	[c]	1,582,031
4.50%, 1/1/48			390,026	[c]	405,238
5.00%, 11/1/43			124,846	[c]	132,701
Government National Mortgage Association II:
3.00%, 9/20/47			852,242		834,128
3.50%, 9/20/47			492,965		495,042
4.00%, 8/1/48			860,000		881,600
4.50%, 7/20/48			299,094		311,200
				17,054,558

76

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.5% (continued)
U.S. Government Securities - 3.1%
U.S. Treasury Bonds	2.25	8/15/46	420,000		358,723
U.S. Treasury Bonds	2.50	5/15/46	460,000		414,647
U.S. Treasury Bonds	2.75	11/15/47	190,000		179,854
U.S. Treasury Bonds	2.88	8/15/45	490,000		476,544
U.S. Treasury Bonds	3.00	2/15/47	315,000		313,726
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/22	790,478	[d]	773,970
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	333,818	[d]	322,906
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/25	685,377	[d]	670,661
U.S. Treasury Inflation Protected Securities, Notes	0.63	4/15/23	314,489	[d]	312,695
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	1,000,646	[b,d]	1,000,780
U.S. Treasury Inflation Protected Securities, Notes	1.00	2/15/46	654,046	[d]	667,613
U.S. Treasury Notes	1.13	2/28/21	1,375,000		1,324,001
U.S. Treasury Notes	1.38	2/15/20	885,000		870,066
U.S. Treasury Notes	1.50	4/15/20	480,000		471,750
U.S. Treasury Notes	1.75	9/30/19	30,000		29,764
U.S. Treasury Notes	1.88	12/31/19	560,000		555,067
U.S. Treasury Notes	1.88	4/30/22	1,070,000		1,038,318
U.S. Treasury Notes	1.88	1/31/22	385,000		374,435
U.S. Treasury Notes	2.00	7/31/20	1,000,000		988,574
U.S. Treasury Notes	2.00	11/15/26	360,000	[b]	337,880
U.S. Treasury Notes	2.13	9/30/21	1,235,000		1,214,015
U.S. Treasury Notes	2.25	11/15/27	250,000		237,676
U.S. Treasury Notes	2.38	1/31/23	320,000		315,125
U.S. Treasury Notes	2.38	5/15/27	385,000	[b]	371,051
U.S. Treasury Notes	2.50	5/31/20	345,000		344,306
U.S. Treasury Notes	2.50	6/30/20	145,000		144,677
U.S. Treasury Notes	2.63	2/28/23	825,000		821,068
U.S. Treasury Notes	2.88	8/15/28	265,000	[b]	265,274
				15,195,166
Utilities - .2%
Black Hills, Sr. Unscd. Notes	4.35	5/1/33	160,000		160,873
Consumers Energy, Scd. Notes	3.25	8/15/46	180,000		158,198
Exelon, Sr. Unscd. Notes	3.40	4/15/26	280,000		270,165
NiSource, Sr. Unscd. Notes	3.95	3/30/48	335,000		310,164
Public Service Enterprise, Sr. Unscd. Notes	1.60	11/15/19	170,000		167,451
				1,066,851
Total Bonds and Notes (cost $62,949,998)			62,211,975

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 23.1%
Aerospace & Defense - 1.0%
Boeing	5,451	1,868,548
Lockheed Martin	3,630	1,163,088
Raytheon	4,714	940,160
Spirit AeroSystems Holdings, Cl. A	11,054	945,117
		4,916,913
Agriculture - .1%
Altria Group	9,630	563,548
Philip Morris International	1,510	117,614
		681,162
Airlines - .0%
Copa Holdings	1,210	96,727
Automobiles & Components - .2%
Lear	4,940	801,268
Banks - 1.2%
Bank of America	75,854	[e] 2,346,164
Comerica	10,325	1,006,481
JPMorgan Chase & Co.	24,237	2,777,075
Wells Fargo & Co.	736	43,041
		6,172,761
Beverage Products - .1%
PepsiCo	4,493	503,261
Chemicals - .5%
Huntsman	23,765	724,595
LyondellBasell Industries	7,513	847,316
Westlake Chemical	7,575	716,368
		2,288,279
Commercial & Professional Services - .3%
Grand Canyon Education	1,399	[e] 166,677
S&P Global	5,818	1,204,617
		1,371,294
Consumer Discretionary - .7%
Carnival	14,063	864,734
Las Vegas Sands	9,574	626,331
NVR	221	[e] 589,727
PulteGroup	30,230	844,928
Toll Brothers	19,115	692,536
		3,618,256
Consumer Staples - .1%
Procter & Gamble	8,138	675,047
Diversified Financials - 1.0%
American Express	12,373	1,311,291
Berkshire Hathaway, Cl. B	3,609	[e] 753,270
Discover Financial Services	13,239	1,034,231
Dun & Bradstreet	2,872	410,466
State Street	11,055	960,790
Synchrony Financial	22,095	699,749
		5,169,797
Energy - 1.8%
Chevron	14,763	1,748,825
ConocoPhillips	16,205	1,189,933

78

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 23.1% (continued)
Energy - 1.8% (continued)
Exxon Mobil	15,465		1,239,829
Halliburton	17,690		705,654
Marathon Petroleum	14,620		1,203,080
Occidental Petroleum	5,892		470,594
Phillips 66	10,089		1,195,647
Valero Energy	9,574		1,128,583
		8,882,145
Food & Staples Retailing - .5%
Walgreens Boots Alliance	13,370		916,647
Wal-Mart Stores	15,387		1,474,998
		2,391,645
Food Products - .1%
Campbell Soup	2,947		116,259
ConAgra Brands	11,783		433,025
		549,284
Health Care - 4.0%
AbbVie	16,502		1,583,862
Agilent Technologies	9,539		644,264
Amgen	8,096	[e]	1,617,662
Baxter International	16,982	[e]	1,262,951
Biogen	3,609	[e]	1,275,745
Bristol-Myers Squibb	20,622		1,248,662
Cigna	4,861		915,521
Danaher	10,550		1,092,347
Eli Lilly & Co.	6,775		715,779
Express Scripts Holding	5,960	[e]	524,599
Herbalife Nutrition	11,047	[e]	625,150
Illumina	1,988	[e]	705,402
Johnson & Johnson	18,557		2,499,442
Mettler-Toledo International	516	[e]	301,581
Pfizer	49,796		2,067,530
Thermo Fisher Scientific	3,094		739,775
Waters Corp.	4,050	[e]	767,394
Zoetis	11,787		1,067,902
		19,655,568
Household & Personal Products - .2%
Kimberly-Clark	7,070		816,868
Industrials - .0%
Caterpillar	1,335		185,365
Information Technology - 2.3%
Adobe Systems	3,020	[e]	795,800
Automatic Data Processing	5,523	[e]	810,500
Cadence Design Systems	19,151	[e]	900,863
CDK Global	10,310		642,519
Cognizant Technology Solutions, Cl. A	12,522		982,100
Electronic Arts	8,210	[e]	931,096
Fiserv	5,358	[e]	429,015
International Business Machines	3,951		578,742
Mastercard, Cl. A	958		206,506

79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 23.1% (continued)
Information Technology - 2.3% (continued)
Microsoft	25,776		2,895,418
Paychex	2,947		215,868
Visa, Cl. A	13,919		2,044,562
		11,432,989
Insurance - .9%
Allstate	11,030	[e]	1,109,287
Marsh & McLennan Cos.	5,892		498,640
Principal Financial Group	9,535		526,237
Progressive	16,185		1,092,973
Prudential Financial	1,285		126,251
Torchmark	10,314		906,807
Unum	8,102		298,802
		4,558,997
Internet Software & Services - 1.5%
Alphabet, Cl. A	1,767	[e]	2,176,591
Alphabet, Cl. C	1,841	[e]	2,242,688
Facebook, Cl. A	15,641	[e]	2,748,593
		7,167,872
Media - .4%
Netflix	1,031	[e]	379,078
Walt Disney	13,334		1,493,675
		1,872,753
Real Estate - .4%
Prologis	13,995	[f]	940,184
Public Storage	4,533	[f]	963,625
		1,903,809
Retailing - 1.2%
Amazon.com	1,915	[e]	3,854,340
Best Buy	14,732		1,172,078
Foot Locker	8,837		435,664
Home Depot	3,093		620,982
		6,083,064
Semiconductors & Semiconductor Equipment - .5%
Applied Materials	24,503	[e]	1,054,119
Micron Technology	22,095	[e]	1,160,429
Skyworks Solutions	1,399		127,729
Texas Instruments	2,988		335,851
		2,678,128
Technology Hardware & Equipment - 1.9%
Accenture	8,325		1,407,508
Apple	24,309	[e]	5,533,458
F5 Networks	3,770	[e]	712,982
HP	49,987		1,232,180
Seagate Technology	9,574		512,592
		9,398,720
Telecommunication Services - .8%
AT&T	63,703		2,034,674
Verizon Communications	35,356		1,922,306
		3,956,980

80

BNY Mellon Asset Allocation Fund (continued)
Description		Shares		Value ($)
Common Stocks - 23.1% (continued)
Transportation - .7%
CSX		10,311		764,664
Norfolk Southern		7,150		1,242,956
Union Pacific		9,647		1,453,031
			3,460,651
Utilities - .7%
CMS Energy		13,993		689,015
Exelon		26,521		1,159,233
NRG Energy		22,830		807,954
OGE Energy		20,622		759,508
			3,415,710
Total Common Stocks (cost $83,912,147)		114,705,313
	7-Day Yield (%)	Shares		Value ($)
Investment Companies - 64.3%
Registered Investment Companies - 64.3%
ASG Managed Futures Strategy Fund, Cl. Y		969,204		9,759,885
BNY Mellon Corporate Bond Fund, Cl. M		1,004,611	[g]	12,577,733
BNY Mellon Emerging Markets Fund, Cl. M		2,101,727	[g]	22,530,508
BNY Mellon Focused Equity Opportunities Fund, Cl. M		2,603,296	[g]	48,499,412
BNY Mellon Income Stock Fund, Cl. M		1,305,179	[g]	12,764,651
BNY Mellon Intermediate Bond Fund, Cl. M		1,961,455	[g]	24,047,441
BNY Mellon International Fund, Cl. M		1,031,411	[g]	13,872,483
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M		2,012,535	[g]	38,721,182
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M		293,173	[g]	6,789,894
BNY Mellon Small/Mid Cap Fund, Cl. M		748,828	[g]	12,625,248
Dreyfus Floating Rate Income Fund, Cl. Y		899,882	[g]	10,825,577
Dreyfus Global Real Estate Securities Fund, Cl. Y		903,893	[g]	8,379,093
Dreyfus High Yield Fund, Cl. I		1,704,983	[g]	10,468,598
Dreyfus Institutional Preferred Government Plus Money Market Fund	1.91	3,732,676	[g]	3,732,676
Dreyfus International Small Cap Fund, Cl. Y		755,376	[g]	12,637,433
Dreyfus Research Growth Fund, Cl. Y		645,781	[g]	11,036,389
Dreyfus Select Managers Small Cap Growth Fund, Cl. Y		669,275	[g]	22,313,619
Dreyfus Select Managers Small Cap Value Fund, Cl. Y		603,179	[g]	16,442,657
Dreyfus/Newton International Equity Fund, Cl. Y		610,855	[g]	13,115,060
Dynamic Total Return Fund, Cl. Y		512,171	[g]	8,353,501
Total Investment Companies (cost $253,321,654)		319,493,040

81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	7-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $351,900)	1.87	351,900	[g] 351,900
Total Investments (cost $400,535,699)		100.0%	496,762,228
Liabilities, Less Cash and Receivables		0.0%	(204,832)
Net Assets		100.0%	496,557,396

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $1,577,910 or .32% of net assets.

b Security, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $1,837,353 and the value of the collateral held by the fund was $1,883,666, consisting of cash collateral of $351,900 and U.S. Government & Agency securities valued at $1,531,766.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Non-income producing security.

f Investment in real estate investment trust.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	64.4
Financial	5.7
Consumer, Non-cyclical	5.3
Technology	4.5
Communications	4.4
Government	4.1
Mortgage Securities	3.7
Industrial	2.4
Energy	2.2
Consumer, Cyclical	1.9
Utilities	.9
Basic Materials	.5
100.0

† Based on net assets.

See notes to financial statements.

82

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 8/31/17	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 8/31/18	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Large Cap Stock Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,096,205	46,386,016	45,111,088	-	-	2,371,133.8		24,245
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	12,659,918	12,659,918	-	-	-	-	-
Total	1,096,205	59,045,934	57,771,006	-	-	2,371,133.8		24,245
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Income Stock Fund, Cl. M	7,402,691	-	800,415	75,369	285,178	6,962,823	10.7	688,107
Dreyfus Institutional Preferred Government Plus Money Market Fund	775,093	15,914,470	16,131,496	-	-	558,067.9		9,001
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	650,679	456,760	-	-	193,919.3		-
Dreyfus Research Growth Fund, Cl. Y	18,056,350	-	3,655,434	186,568	1,703,008	16,290,492	25.0	2,287,410
Dreyfus Strategic Value Fund, Cl. Y	10,172,719	-	1,755,237	113,204	343,263	8,873,949	13.6	1,102,618
Total	36,406,853	16,565,149	22,799,342	375,141	2,331,449	32,879,250	50.5	4,087,136
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund, Cl. M	21,580,349	2,700,000	1,697,153	93,208	1,205,707	23,882,111	6.7	2,005,467
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,232,934	44,817,377	43,199,488	–	–	2,850,823.8		45,565
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	7,799,802	7,022,848	–	–	776,954.2		–
Dreyfus Research Growth Fund, Cl. Y	60,307,580	–	12,882,882	245,983	5,523,721	53,194,402	14.9	7,354,062
Dreyfus Strategic Value Fund, Cl. Y	31,709,431	–	5,619,635	207,010	1,036,390	27,333,196	7.7	3,404,225
Total	114,830,294	55,317,179	70,422,006	546,201	7,765,818	108,037,486	30.3	12,809,319

83

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (continued)

Registered Investment Companies	Value 8/31/17	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 8/31/18	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Income Stock Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	11,627,088	444,443,763	405,120,180	–	–	50,950,671	4.1	245,924
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	221,944,338	211,627,465	–	–	10,316,873.9		-
Total	11,627,088	666,388,101	616,747,645	–	–	61,267,544	5.0	245,924
BNY Mellon Mid Cap Multi-Strategy Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	44,284,328	269,574,071	255,049,160	–	–	58,809,239	1.7	689,770
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	89,017,908	432,508,617	521,526,525	–	–		–	-
Total	133,302,236	702,082,688	776,575,685	–	–	58,809,239	1.7	689,770
BNY Mellon Small Cap Multi-Strategy Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	11,224,713	116,033,272	101,444,498	–	–	25,813,487	4.0	191,311
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	61,260,053	269,198,262	302,103,897	–	–	28,354,418	4.3	-
Total	72,484,766	385,231,534	403,548,395	–	–	54,167,905	8.3	191,311
BNY Mellon Focused Equity Opportunities Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,622,984	76,035,937	73,343,211	-	-	4,315,710.7		53,095
BNY Mellon Small/ Mid Cap Multi-Strategy Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,871,312	75,332,300	73,203,802	-	-	8,999,810	2.4	85,333
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	26,312,751	171,662,166	197,974,917	-	-	-	-	-
Total	33,184,063	246,994,466	271,178,719	-	-	8,999,810	2.4	85,333

84

Registered Investment Companies	Value 8/31/17	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 8/31/18	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon International Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,972,288	186,160,256	187,008,788	–	–	8,123,756.7		133,885
BNY Mellon Emerging Markets Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	5,959,053	298,972,792	304,931,845	–	–	–	–	94,534
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	425,984	235,381,777	235,807,761	–	–	–	–	–
Total	6,385,037	534,354,569	540,739,606	–	–	–	-	94,534
BNY Mellon International Appreciation Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	643,374	7,189,960	6,816,250	-	-	1,017,084	1.3	8,713
BNY Mellon International Equity Income Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,877,078	74,334,706	78,279,602	–	–	932,182.3		43,142
BNY Mellon Asset Allocation Fund
BNY Mellon Corporate Bond Fund, Cl. M	12,637,970	469,226	-	-	(529,463)	12,577,733	2.5	469,226
BNY Mellon Emerging Markets Fund, Cl. M	23,411,412	196,588	-	-	(1,077,492)	22,530,508	4.5	196,589
BNY Mellon Focused Equity Opportunities Fund, Cl. M	39,553,593	4,503,419	-	-	4,442,400	48,499,412	9.8	4,503,419
BNY Mellon Income Stock Fund, Cl. M	14,268,270	1,102,734	3,315,158	435,220	273,585	12,764,651	2.6	1,102,735
BNY Mellon Intermediate Bond Fund, Cl. M	24,188,103	515,486	-	-	(656,148)	24,047,441	4.8	515,485
BNY Mellon International Fund, Cl. M	13,379,750	210,906	-	-	281,827	13,872,483	2.8	210,906
BNY Mellon Mid Cap Multi-Strategy Fund, Cl M	40,453,519	1,792,151	9,225,000	1,399,452	4,301,060	38,721,182	7.8	1,792,152
BNY Mellon Small Cap Multi-Strategy Fund, Cl M	5,264,865	460,351	-	-	1,064,678	6,789,894	1.4	460,351
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl M	9,844,609	1,006,610	-	-	1,774,029	12,625,248	2.5	1,006,609
Dreyfus Floating Rate Income Fund, Cl. Y	10,450,069	436,514	-	-	(61,006)	10,825,577	2.2	436,514

85

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (continued)

Registered Investment Companies	Value 8/31/17	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 8/31/18	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Asset Allocation Fund (continues)
Dreyfus Global Real Estate Securities Fund, Cl. Y	8,522,929	385,436	672,000	756	141,972	8,379,093	1.7	385,436
Dreyfus High Yield Fund, Cl. I	10,167,618	597,698	-	-	(296,718)	10,468,598	2.1	580,313
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	2,076,840	1,724,940	-	-	351,900.1		-
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,504,032	37,128,916	39,900,272	-	-	3,732,676.8		56,938
Dreyfus International Small Cap Fund, Cl. Y	11,816,435	235,365	-	-	585,633	12,637,433	2.5	235,365
Dreyfus Research Growth Fund, Cl. Y	8,616,451	1,234,124	-	-	1,185,814	11,036,389	2.2	1,234,124
Dreyfus Select Managers Small Cap Growth Fund, Cl. Y16,442,657	17,638,127	1,164,624	1,467,197	90,656	4,887,409	22,313,619	4.5	1,164,623
Dreyfus Select Managers Small Cap Value Fund, Cl. Y	15,121,619	917,020	1,465,260	118,351	1,750,927	16,442,657	3.3	917,020
Dreyfus/Newton International Equity Fund, Cl. Y	12,538,600	183,288	-	-	393,172	13,115,060	2.6	183,289
Dynamic Total Return Fund, Cl. Y	8,064,491	398,446	-	-	(109,436)	8,353,501	1.7	398,446
Total	292,442,462	55,015,742	57,769,827	2,044,435	18,352,243	310,085,055	62.4	15,849,540

See notes to financial statements

86

STATEMENT OF FUTURES
August 31, 2018

BNY Mellon International Appreciation Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Long
MSCI EAFE Index	12	9/18	1,184,185	1,175,280	(8,905)
Gross Unrealized Depreciation				(8,905)

See notes to financial statements.

87

STATEMENT OF OPTIONS WRITTEN
August 31, 2018

BNY Mellon Income Stock Fund
Description/ Contracts/ Broker	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Apple Inc Contracts 570, Goldman Sachs	220	9/21/18	12,540,000	(567,720)
Bb&T Corp Contracts 2,330, Goldman Sachs	52.5	9/21/18	12,232,500	(93,200)
Comcast Corp Contracts 840, Goldman Sachs	37.5	9/21/18	3,150,000	(39,480)
Cisco Systems Inc Contracts 1,860, Goldman Sachs	47	9/21/18	8,742,000	(226,920)
Cvs Health Corp Contracts 870, Goldman Sachs	75	9/21/18	6,525,000	(144,420)
Delta Air Lines Inc Contracts 1,080, Goldman Sachs	57.5	9/21/18	6,210,000	(191,160)
Jpmorgan Chase & Co Contracts 1,025, Goldman Sachs	120	9/21/18	12,300,000	(18,450)
Medtronic Plc Contracts 325, Goldman Sachs	95	9/21/18	3,087,500	(67,275)
Occidental Petroleum Corp Contracts 750, Goldman Sachs	82.5	9/21/18	6,187,500	(18,750)
Suntrust Banks Inc Contracts 820, Goldman Sachs	75	9/21/18	6,150,000	(45,920)
Valero Energy Corp Contracts 515, Goldman Sachs	120	9/21/18	6,180,000	(74,160)
Verizon Communications Inc Contracts 1,130, Goldman Sachs	55	9/21/18	6,215,000	(51,980)
Put Options:
Apple Inc Contracts 48, Goldman Sachs	210	9/21/18	1,008,000	(3,024)
Bank Of America Corp Contracts 333, Goldman Sachs	30	9/21/18	999,000	(6,993)
Bb&T Corp Contracts 200, Goldman Sachs	50	9/21/18	1,000,000	(5,200)
Conagra Brands Inc Contracts 270, Goldman Sachs	37	9/21/18	999,000	(18,900)
Comcast Corp Contracts 285, Goldman Sachs	35	9/21/18	997,500	(3,990)
Cisco Systems Inc Contracts 227, Goldman Sachs	44	9/21/18	998,800	(1,362)
Cvs Health Corp Contracts 142, Goldman Sachs	70	9/21/18	994,000	(3,266)
Dowdupont Inc Contracts 153, Goldman Sachs	65	9/21/18	994,500	(2,601)
Firstenergy Corp Contracts 277, Goldman Sachs	36	9/21/18	997,200	(4,155)
Hartford Financial Services Gr Contracts 200, Goldman Sachs	50	9/21/18	1,000,000	(14,000)
International Business Machine Contracts 68, Goldman Sachs	145	9/21/18	986,000	(7,548)
Jpmorgan Chase & Co Contracts 91, Goldman Sachs	110	9/21/18	1,001,000	(3,731)
Kellogg Co Contracts 142, Goldman Sachs	70	9/21/18	994,000	(10,934)
Lamar Advertising Co Contracts 137, Goldman Sachs	72.5	9/21/18	993,250	(2,740)

88

BNY Mellon Income Stock Fund
Description/ Contracts/ Broker	Exercise Price	Expiration Date	Notional Amount	Value ($)
Put Options: (continued)
Merck & Co Inc Contracts 148, Goldman Sachs	67.5	9/21/18	999,000	(10,064)
Occidental Petroleum Corp Contracts 125, Goldman Sachs	75	9/21/18	937,500	(3,000)
Phillips 66 Contracts 90, Goldman Sachs	110	9/21/18	990,000	(1,800)
Raytheon Co Contracts 50, Goldman Sachs	195	9/21/18	975,000	(7,800)
At&T Inc Contracts 300, Goldman Sachs	33	9/21/18	990,000	(33,900)
Unitedhealth Group Inc Contracts 38, Goldman Sachs	250	9/21/18	950,000	(1,140)
Unitedhealth Group Inc Contracts 38, Goldman Sachs	260	9/21/18	988,000	(4,978)
Us Bancorp Contracts 190, Goldman Sachs	52.5	9/21/18	997,500	(3,990)
United Technologies Corp Contracts 76, Goldman Sachs	130	9/21/18	988,000	(9,120)
Valero Energy Corp Contracts 90, Goldman Sachs	110	9/21/18	990,000	(2,880)
Verizon Communications Inc Contracts 190, Goldman Sachs	52.5	9/21/18	997,500	(4,370)
Total Options Written (premiums received $853,086)				(1,710,921)

See notes to financial statements.

89

STATEMENTS OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS August 31, 2018

BNY Mellon Emerging Markets Fund
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
UBS Securities
United States Dollar	814,088	Hong Kong Dollar	6,390,000	9/4/18	(126)
Gross Unrealized Depreciation					(126)

See notes to financial statements.

90

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2018

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	278,304,186	32,291,243	248,960,828	1,161,578,397
Affiliated issuers	2,371,133	32,879,250	108,037,486	61,267,544
Cash collateral held by broker—Note 4	-	-	-	24,764,750
Dividends receivable	552,874	61,599	471,850	2,919,222
Receivable for shares of Beneficial Interest subscribed	73,170	75,000	81,026	363,615
Securities lending receivable	463	72	634	7,352
Prepaid expenses	22,705	18,222	22,269	46,536
	281,324,531	65,325,386	357,574,093	1,250,947,416
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	169,070	35,027	174,178	702,431
Due to Administrator—Note 3(a)	29,062	3,378	25,847	127,759
Cash overdraft due to Custodian	235,600	-	5	1,508,128
Payable for shares of Beneficial Interest redeemed	571,910	3,000	24,072	1,207,873
Trustees fees and expenses payable	3,091	1,341	3,450	24,748
Liability for securities on loan—Note 1(c)	-	193,919	776,954	10,316,873
Outstanding options written, at value†††	-	-	-	1,710,921
Accrued expenses	12,833	3,527	11,311	32,709
	1,021,566	240,192	1,015,817	15,631,442
Net Assets ($)	280,302,965	65,085,194	356,558,276	1,235,315,974
Composition of Net Assets ($):
Paid-in capital	170,781,408	36,900,936	177,613,850	907,352,730
Accumulated undistributed investment income—net	297,659	386,827	2,195,162	2,530,460
Accumulated net realized gain (loss) on investments	30,745,110	8,775,517	30,583,709	72,258,026
Accumulated net unrealized appreciation (depreciation) on investments	78,478,788	19,021,914	146,165,555	254,032,593
Accumulated net unrealized appreciation (depreciation) on options transactions	-	-	-	(857,835)
Net Assets ($)	280,302,965	65,085,194	356,558,276	1,235,315,974
† Investments at cost ($)
Unaffiliated issuers	199,825,398	21,473,362	124,220,717	907,545,804
Affiliated issuers	2,371,133	24,675,217	86,612,042	61,267,544
†† Value of securities on loan ($)	2,146,674	613,883	5,968,641	76,324,376
††† Outstanding options premiums received ($) —See Statement of Options Written—Note 4	-	-	-	853,086

91

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Net Asset Value Per Share
Class M
Net Assets ($)	270,327,732	64,912,217	349,960,416	1,185,755,454
Shares Outstanding	41,563,946	4,867,068	19,318,008	121,207,444
Net Asset Value Per Share ($)	6.50	13.34	18.12	9.78
Investor Shares
Net Assets ($)	9,975,233	172,977	6,597,860	31,624,660
Shares Outstanding	1,532,964	12,818	356,094	3,195,938
Net Asset Value Per Share ($)	6.51	13.49	18.53	9.90
Class A
Net Assets ($)	-	-	-	4,607,661
Shares Outstanding	-	-	-	470,865
Net Asset Value Per Share ($)	-	-	-	9.79
Class C
Net Assets ($)	-	-	-	825,615
Shares Outstanding	-	-	-	84,568
Net Asset Value Per Share ($)	-	-	-	9.76
Class I
Net Assets ($)	-	-	-	12,490,969
Shares Outstanding	-	-	-	1,276,653
Net Asset Value Per Share ($)	-	-	-	9.78
Class Y
Net Assets ($)	-	-	-	11,615
Shares Outstanding	-	-	-	1,188
Net Asset Value Per Share ($)	-	-	-	9.78

See notes to financial statements.

92

	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	3,426,115,397	622,512,082	583,364,218	365,881,278
Affiliated issuers	58,809,239	54,167,905	4,315,710	8,999,810
Cash	17	-	-	-
Receivable for investment securities sold	8,261,849	6,313,013	-	823,619
Receivable for shares of Beneficial Interest subscribed	3,574,205	117,285	1,419,212	2,800
Dividends receivable	3,376,947	352,937	990,028	201,640
Unrealized appreciation on foreign currency transactions	335	-	-	-
Securities lending receivable	-	24,444	2,369	-
Prepaid expenses	34,491	21,262	26,057	27,946
	3,500,172,480	683,508,928	590,117,594	375,937,093
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	2,241,703	490,599	356,418	250,500
Due to Administrator—Note 3(a)	353,717	66,153	59,850	38,112
Cash overdraft due to Custodian	-	23	-	-
Payable for investment securities purchased	12,818,117	3,616,264	-	598,297
Payable for shares of Beneficial Interest redeemed	2,545,762	584,328	102,000	46,256
Trustees fees and expenses payable	39,500	8,033	8,280	6,473
Liability for securities on loan—Note 1(c)	-	28,354,418	-	-
Accrued expenses	61,474	23,546	27,087	37,732
	18,060,273	33,143,364	553,635	977,370
Net Assets ($)	3,482,112,207	650,365,564	589,563,959	374,959,723
Composition of Net Assets ($):
Paid-in capital	2,194,190,997	428,269,972	362,496,603	243,811,780
Accumulated undistributed investment income—net	5,802,143	46,634	2,803,355	49,897
Accumulated net realized gain (loss) on investments	156,446,235	58,856,833	66,331,575	40,349,466
Accumulated net unrealized appreciation (depreciation) on investments	1,125,672,497	163,192,125	157,932,426	90,748,580
Accumulated net unrealized appreciation (depreciation) on foreign currency transactions	335	-	-	-
Net Assets ($)	3,482,112,207	650,365,564	589,563,959	374,959,723
† Investments at cost ($)
Unaffiliated issuers	2,300,442,900	459,319,957	425,431,792	275,132,698
Affiliated issuers	58,809,239	54,167,905	4,315,710	8,999,810
†† Value of securities on loan ($)	-	150,499,359	23,645,177	-
Net Asset Value Per Share
Class M
Net Assets ($)	3,358,399,161	625,343,539	577,906,226	370,701,460
Shares Outstanding	174,591,785	27,003,990	31,026,394	21,993,344
Net Asset Value Per Share ($)	19.24	23.16	18.63	16.86
Investor Shares
Net Assets ($)	123,713,046	25,022,025	11,657,733	4,258,263
Shares Outstanding	6,544,883	1,133,385	632,581	256,994
Net Asset Value Per Share ($)	18.90	22.08	18.43	16.57

See notes to financial statements.

93

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Appreciation Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	1,127,428,818	928,719,737	73,694,137	359,139,238	186,677,173
Affiliated issuers	8,123,756	-	1,017,084	932,182	310,085,055
Cash	-	83,509	-	346,151	-
Cash denominated in foreign currency†††	4,192,362	16,457,882	-	470,097	-
Dividends receivable	3,367,792	1,346,282	203,532	792,124	323,734
Tax reclaim receivable	2,356,493	26,549	-	1,018,849	-
Receivable for shares of Beneficial Interest subscribed	488,731	1,181,775	162	250,472	19,371
Receivable for investment securities sold	-	4,585,164	311,983	-	-
Securities lending receivable	-	3,588	-	-	285
Interest receivable	-	-	118,584	-	486,565
Unrealized appreciation on foreign currency transactions	-	-	2	5,466	-
Prepaid expenses	34,503	24,390	17,815	8,489	24,415
	1,145,992,455	952,428,876	75,363,299	362,963,068	497,616,598
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	910,567	1,275,233	40,851	359,638	96,674
Due to Administrator—Note 3(a)	121,235	98,113	7,824	37,700	18,496
Cash overdraft due to Custodian	-	-	10,523	-	416,783
Payable for shares of Beneficial Interest redeemed	292,911	748,552	-	101,157	3,784
Unrealized depreciation on foreign currency transactions	21,343	73,889	-	-	-
Trustees fees and expenses payable	15,200	13,947	1,646	4,000	7,488
Payable for investment securities purchased	-	5,318,201	366,505	-	150,021
Note payable—Note 2	-	2,500,000	-	-	-
Interest payable—Note 2	-	926	-	-	65
Unrealized depreciation on forward foreign currency exchange contracts—Note 4	-	126	-	-	-
Payable for futures variation margin—Note 4	-	-	8,460	-	-
Liability for securities on loan—Note 1(c)	-	-	-	-	351,900
Accrued expenses	36,254	26,491	11,879	17,535	13,991
	1,397,510	10,055,478	447,688	520,030	1,059,202
Net Assets ($)	1,144,594,945	942,373,398	74,915,611	362,443,038	496,557,396
Composition of Net Assets ($):
Paid-in capital	1,105,817,507	1,173,832,806	118,338,556	363,460,746	381,915,051
Accumulated undistributed investment income—net	19,875,258	6,289,561	1,225,349	3,598,703	649,061
Accumulated net realized gain (loss) on investments	(43,582,602)	(408,297,551)	(31,746,520)	(16,445,031)	17,766,755
Accumulated net unrealized appreciation (depreciation) on investments	73,902,962	201,642,453	(12,892,871)	21,255,729	96,226,529
Accumulated net unrealized appreciation (depreciation) on foreign currency transactions	(11,418,180)	(31,093,871)	2	(9,427,109)	-
Accumulated net unrealized appreciation (depreciation) on futures	-	-	(8,905)	-	-
Net Assets ($)	1,144,594,945	942,373,398	74,915,611	362,443,038	496,557,396
† Investments at cost ($)
Unaffiliated issuers	1,064,877,667	758,018,335	86,587,008	347,309,158	157,311,713
Affiliated issuers	8,123,756	-	1,017,084	932,182	243,223,986
†† Value of securities on loan ($)	-	30,544,372	-	-	1,837,353
††† Cash denominated in foreign currency (cost) ($)	4,237,389	16,536,687	-	477,023	-

94

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Appreciation Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Net Asset Value Per Share
Class M
Net Assets ($)	1,124,632,160	922,116,510	73,280,811	360,816,473	489,598,104
Shares Outstanding	83,637,588	85,980,523	5,227,877	26,039,452	37,212,519
Net Asset Value Per Share ($)	13.45	10.72	14.02	13.86	13.16
Investor Shares
Net Assets ($)	19,962,785	20,256,888	1,634,800	1,626,565	6,959,292
Shares Outstanding	1,394,431	1,840,439	117,751	116,222	525,125
Net Asset Value Per Share ($)	14.32	11.01	13.88	14.00	13.25

See notes to financial statements.

95

STATEMENTS OF OPERATIONS
Year Ended August 31, 2018

	BNY Mellon Large Cap Stock Fund		BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,366,556	†	441,050	3,962,509	36,178,062
Affiliated issuers	24,245		349,422	1,109,661	245,924
Income from securities lending—Note 1(c)	3,186		317	3,704	76,383
Total Income	5,393,987		790,789	5,075,874	36,500,369
Expenses:
Investment advisory fee—Note 3(a)	1,872,839		285,711	1,852,991	7,990,089
Administration fee—Note 3(a)	353,388		41,110	296,620	1,507,326
Professional fees	36,517		30,128	37,088	59,407
Registration fees	30,983		31,307	32,126	86,829
Shareholder servicing costs—Note 3(b)	24,993		1,507	15,762	88,115
Trustees’ fees and expenses—Note 3(c)	21,316		4,520	21,382	97,390
Prospectus and shareholders’ reports	11,615		7,893	9,321	18,618
Custodian fees—Note 3(b)	9,708		4,610	9,091	29,013
Loan commitment fees—Note 2	6,772		690	6,000	27,237
Interest expense—Note 2	302		-	167	119
Distribution fees—Note 3(b)	-		-	-	6,681
Miscellaneous	32,499		37,881	39,191	44,405
Total Expenses	2,400,932		445,357	2,319,739	9,955,229
Less—reduction in fees due to earnings credits—Note 3(b)	-		-	(3)	(1,375)
Net Expenses	2,400,932		445,357	2,319,736	9,953,854
Investment Income—Net	2,993,055		345,432	2,756,138	26,546,515
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	35,056,395		5,863,548	21,725,344	96,383,470
Affiliated issuers	-		375,141	546,201	-
Net realized gain (loss) on options transactions	-		-	-	2,220,609
Capital gain distributions from affiliated issuers	-		3,737,714	11,699,658	-
Net Realized Gain (Loss)	35,056,395		9,976,403	33,971,203	98,604,079
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	10,791,958		866,198	22,654,617	52,141,481
Affiliated issuers	-		2,331,449	7,765,818	-
Net unrealized appreciation (depreciation) on options transactions	-		-	-	(936,787)
Net Unrealized Appreciation (Depreciation)	10,791,958		3,197,647	30,420,435	51,204,694
Net Realized and Unrealized Gain (Loss) on Investments	45,848,353		13,174,050	64,391,638	149,808,773
Net Increase in Net Assets Resulting from Operations	48,841,408		13,519,482	67,147,776	176,355,288
† Net of foreign taxes withheld at source ($)	268		-	-	-

See notes to financial statements.

96

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	36,781,114	†	4,323,798	†	7,350,726	2,762,484	†
Affiliated issuers	689,770		191,313		53,095	85,333
Income from securities lending—Note 1(c)	357,254		602,592		22,313	221,099
Total Income	37,828,138		5,117,703		7,426,134	3,068,916
Expenses:
Investment advisory fee—Note 3(a)	23,802,427		5,043,474		3,756,711	2,626,151
Administration fee—Note 3(a)	3,891,155		727,285		657,852	429,403
Shareholder servicing costs—Note 3(b)	246,244		54,367		18,983	9,171
Trustees’ fees and expenses—Note 3(c)	220,328		43,751		34,629	23,988
Professional fees	96,727		46,170		41,833	39,385
Custodian fees—Note 3(b)	95,031		44,027		13,884	30,837
Loan commitment fees—Note 2	72,073		13,136		12,696	7,843
Registration fees	56,613		33,662		36,092	35,327
Prospectus and shareholders’ reports	31,423		15,396		12,046	19,173
Interest expense—Note 2	-		-		597	324
Miscellaneous	66,044		32,404		34,838	35,169
Total Expenses	28,578,065		6,053,672		4,620,161	3,256,771
Less—reduction in fees due to earnings credits—Note 3(b)	(1,401)		(223)		-	(97)
Net Expenses	28,576,664		6,053,449		4,620,161	3,256,674
Investment Income—Net	9,251,474		(935,746)		2,805,973	(187,758)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	198,762,928		71,620,292		67,608,376	50,747,136
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	377,820,071		79,464,459		37,761,819	36,265,031
Net Realized and Unrealized Gain (Loss) on Investments	576,582,999		151,084,751		105,370,195	87,012,167
Net Increase in Net Assets Resulting from Operations	585,834,473		150,149,005		108,176,168	86,824,409
† Net of foreign taxes withheld at source ($)	31,017		12,545		-	7,043

See notes to financial statements.

97

STATEMENTS OF OPERATIONS (continued)

\
	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon International Appreciation Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	31,197,742	†	23,282,414	†	2,381,903	†	18,995,691	†	2,104,026	†
Affiliated issuers	133,885		94,534		8,713		43,142		3,569,344
Income from securities lending—Note 1(c)	-		18,667		-		-		2,384
Interest	-		-		-		-		2,120,241
Miscellaneous income	-		-		-		-		162
Total Income	31,331,627		23,395,615		2,390,616		19,038,833		7,796,157
Expenses:
Investment advisory fee—Note 3(a)	9,864,697		11,486,563		393,069		3,240,035		1,421,113
Administration fee—Note 3(a)	1,425,526		1,225,274		96,691		467,595		210,001
Custodian fees—Note 3(b)	200,285		812,545		8,625		212,921		10,328
Trustees’ fees and expenses—Note 3(c)	77,861		74,047		5,308		26,269		27,059
Professional fees	61,468		97,895		44,549		53,055		44,675
Shareholder servicing costs—Note 3(b)	52,581		51,986		3,827		3,340		16,248
Registration fees	37,088		38,633		28,685		33,542		33,636
Loan commitment fees—Note 2	28,199		27,129		1,687		8,182		10,669
Prospectus and shareholders’ reports	7,048		11,684		9,892		9,139		11,059
Interest expense—Note 2	-		1,381		-		377		-
ADR fees	-		-		91,382		-		-
Miscellaneous	83,138		69,982		70,891		52,691		56,985
Total Expenses	11,837,891		13,897,119		754,606		4,107,146		1,841,773
Less—reduction in expenses due to undertakings—Note 3(a)	-		-		-		-		(423,988)
Less—reduction in fees due to earnings credits—Note 3(b)	(1)		(1,463)		(35)		-		(147)
Net Expenses	11,837,890		13,895,656		754,571		4,107,146		1,417,638
Investment Income—Net	19,493,737		9,499,959		1,636,045		14,931,687		6,378,519
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	63,212,451		38,867,759		(1,613,601)		26,676,727		7,601,408
Affiliated issuers	-		-		-		-		2,044,435
Net realized gain (loss) on futures	-		-		31,444		-		-
Net realized gain (loss) on forward foreign currency exchange contracts	(22,328)		(858,977)		-		(908,030)		-
Capital gain distributions from affiliated issuers	-		-		-		-		12,280,196
Net Realized Gain (Loss)	63,190,123		38,008,782		(1,582,157)		25,768,697		21,926,039
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	(43,840,879)		(87,061,710)		2,561,452		(34,579,549)		6,919,174
Affiliated issuers	-		-		-		-		18,352,243
Net unrealized appreciation (depreciation) on futures	-		-		(19,464)		-		-
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	-		(62)		-		-		-
Net Unrealized Appreciation (Depreciation)	(43,840,879)		(87,061,772)		2,541,988		(34,579,549)		25,271,417
Net Realized and Unrealized Gain (Loss) on Investments	19,349,244		(49,052,990)		959,831		(8,810,852)		47,197,456
Net Increase (Decrease) in Net Assets Resulting from Operations	38,842,981		(39,553,031)		2,595,876		6,120,835		53,575,975
† Net of foreign taxes withheld at source ($)	3,115,763		2,717,549		274,277		2,181,278		105

See notes to financial statements.

98

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Large Cap Market Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income—net	2,993,055	3,839,414	345,432	565,046
Net realized gain (loss) on investments	35,056,395	32,594,373	9,976,403	10,238,394
Net unrealized appreciation (depreciation) on investments	10,791,958	8,923,695	3,197,647	1,654,655
Net Increase (Decrease) in Net Assets Resulting from Operations	48,841,408	45,357,482	13,519,482	12,458,095
Distributions to Shareholders from ($):
Investment income—net:
Class M	(2,646,614)	(3,551,397)	(890,970)	(1,152,978)
Investor Shares	(70,073)	(97,932)	(9,378)	(7,124)
Net realized gain on investments:
Class M	(33,120,942)	(11,731,752)	(8,770,532)	(8,206,774)
Investor Shares	(1,168,474)	(397,965)	(114,751)	(83,930)
Total Distributions	(37,006,103)	(15,779,046)	(9,785,631)	(9,450,806)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	20,184,388	18,032,405	2,314,575	3,142,900
Investor Shares	2,473,904	3,203,491	299,966	422,266
Distributions reinvested:
Class M	21,009,234	8,301,936	4,680,418	4,541,413
Investor Shares	1,196,889	477,188	89,052	59,851
Cost of shares redeemed:
Class M	(60,799,287)	(104,524,357)	(14,617,165)	(25,281,654)
Investor Shares	(4,226,415)	(4,354,112)	(1,102,464)	(300,399)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(20,161,287)	(78,863,449)	(8,335,618)	(17,415,623)
Total Increase (Decrease) in Net Assets	(8,325,982)	(49,285,013)	(4,601,767)	(14,408,334)
Net Assets ($):
Beginning of Period	288,628,947	337,913,960	69,686,961	84,095,295
End of Period	280,302,965	288,628,947	65,085,194	69,686,961
Undistributed investment income—net	297,659	-	386,827	137,607
Capital Share Transactions (Shares):
Class Ma
Shares sold	3,198,117	3,082,461	186,620	266,829
Shares issued for distributions reinvested	3,484,417	1,490,525	390,686	403,323
Shares redeemed	(9,662,903)	(17,925,467)	(1,160,531)	(2,121,253)
Net Increase (Decrease) in Shares Outstanding	(2,980,369)	(13,352,481)	(583,225)	(1,451,101)
Investor Shares[a]
Shares sold	394,245	549,469	23,776	34,826
Shares issued for distributions reinvested	198,305	85,149	7,335	5,273
Shares redeemed	(672,656)	(749,857)	(88,960)	(24,508)
Net Increase (Decrease) in Shares Outstanding	(80,106)	(115,239)	(57,849)	15,591

[a] During the period ended August 31, 2018, 376,726 Class M shares representing $2,345,815 were exchanged for 376,561 Investor shares for BNY Mellon Large Cap Stock Fund and 20,815 Class M shares representing $260,893 were exchanged for 20,578 Investor shares for BNY Mellon Large Cap Market Opportunities Fund. During the period ended August 31, 2017, 519,256 Class M shares representing $3,023,178 were exchanged for 518,985 Investor shares for BNY Mellon Large Cap Stock Fund and 23,925 Class M shares representing $290,411 were exchanged for 23,802 Investor shares for BNY Mellon Large Cap Market Opportunities Fund.

See notes to financial statements.

99

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income—net	2,756,138	3,610,772	26,546,515	26,662,758
Net realized gain (loss) on investments	33,971,203	32,428,746	98,604,079	76,398,311
Net unrealized appreciation (depreciation) on investments	30,420,435	19,594,389	51,204,694	28,395,403
Net Increase (Decrease) in Net Assets Resulting from Operations	67,147,776	55,633,907	176,355,288	131,456,472
Distributions to Shareholders from ($):
Investment income—net:
Class M	(4,527,099)	(5,084,395)	(23,485,880)	(24,231,708)
Investor Shares	(72,902)	(95,138)	(488,284)	(389,454)
Class A	-	-	(70,349)	(33,515)
Class C	-	-	(8,747)	(7,791)
Class I	-	-	(142,050)	(52,116)
Class Y	-	-	(223)	(227)
Net realized gain on investments:
Class M	(29,729,403)	(16,161,275)	(85,706,203)	(34,379,484)
Investor Shares	(575,507)	(340,491)	(2,003,763)	(575,328)
Class A	-	-	(245,207)	(12,719)
Class C	-	-	(68,446)	(8,853)
Class I	-	-	(390,606)	(640)
Class Y	-	-	(818)	(334)
Total Distributions	(34,904,911)	(21,681,299)	(112,610,576)	(59,692,169)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	7,532,291	13,793,845	97,506,202	222,593,274
Investor Shares	1,614,102	4,543,884	19,440,856	22,859,011
Class A	-	-	2,164,520	5,389,041
Class C	-	-	164,393	1,382,623
Class I	-	-	8,955,418	6,471,234
Distributions reinvested:
Class M	26,191,338	14,463,851	45,518,173	20,256,708
Investor Shares	511,558	346,837	2,105,487	790,208
Class A	-	-	313,715	45,390
Class C	-	-	76,269	16,179
Class I	-	-	531,394	52,196
Cost of shares redeemed:
Class M	(52,043,430)	(69,907,179)	(204,001,653)	(195,706,156)
Investor Shares	(2,659,846)	(4,973,148)	(19,931,472)	(12,852,062)
Class A	-	-	(3,338,059)	(698,411)
Class C	-	-	(598,745)	(288,341)
Class I	-	-	(3,597,411)	(546,828)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(18,853,987)	(41,731,910)	(54,690,913)	69,764,066
Total Increase (Decrease) in Net Assets	13,388,878	(7,779,302)	9,053,799	141,528,369
Net Assets ($):
Beginning of Period	343,169,398	350,948,700	1,226,262,175	1,084,733,806
End of Period	356,558,276	343,169,398	1,235,315,974	1,226,262,175
Undistributed investment income—net	2,195,162	1,602,702	2,530,460	2,349,664

100

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Capital Share Transactions (Shares):
Class Ma
Shares sold	447,655	897,855	10,324,382	24,391,573
Shares issued for distributions reinvested	1,603,879	970,728	4,876,755	2,317,614
Shares redeemed	(3,138,912)	(4,486,873)	(21,587,699)	(21,563,169)
Net Increase (Decrease) in Shares Outstanding	(1,087,378)	(2,618,290)	(6,386,562)	5,146,018
Investor Shares[a]
Shares sold	92,027	282,595	2,045,846	2,493,510
Shares issued for distributions reinvested	30,577	22,773	222,625	88,605
Shares redeemed	(153,137)	(316,679)	(2,075,998)	(1,405,460)
Net Increase (Decrease) in Shares Outstanding	(30,533)	(11,311)	192,473	1,176,655
Class A
Shares sold	-	-	230,326	586,479
Shares issued for distributions reinvested	-	-	33,471	5,012
Shares redeemed	-	-	(342,734)	(77,920)
Net Increase (Decrease) in Shares Outstanding	-	-	(78,937)	513,571
Class C
Shares sold	-	-	17,439	151,491
Shares issued for distributions reinvested	-	-	8,167	1,817
Shares redeemed	-	-	(64,161)	(31,373)
Net Increase (Decrease) in Shares Outstanding	-	-	(38,555)	121,935
Class I
Shares sold	-	-	943,755	705,068
Shares issued for distributions reinvested	-	-	56,716	5,639
Shares redeemed	-	-	(376,655)	(59,058)
Net Increase (Decrease) in Shares Outstanding	-	-	623,816	651,649

[a] During the period ended August 31, 2018, 93,669 Class M shares representing $1,606,974 were exchanged for 91,627 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 1,945,806 Class M shares representing $18,273,005 were exchanged for 1,924,389 Investor shares and 24,886 Class M shares representing $229,166 were exchanged for 24,887 Class I shares for BNY Mellon Income Stock Fund. During the period ended August 31, 2017, 318,522 Class M shares representing $4,977,043 were exchanged for 311,900 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 1,715,659 Class M shares representing $15,610,562 were exchanged for 1,698,369 Investor shares for BNY Mellon Income Stock Fund.

See notes to financial statements.

101

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income (loss)—net	9,251,474	11,643,452	(935,746)	193,402
Net realized gain (loss) on investments	198,762,928	118,148,460	71,620,292	43,027,917
Net unrealized appreciation (depreciation) on investments	377,820,071	193,029,893	79,464,459	27,837,466
Net Increase (Decrease) in Net Assets Resulting from Operations	585,834,473	322,821,805	150,149,005	71,058,785
Distributions to Shareholders from ($):
Investment income—net:
Class M	(7,217,693)	(16,464,161)	-	-
Investor Shares	(30,915)	(331,178)	-	-
Net realized gain on investments:
Class M	(127,989,324)	(24,664,762)	(44,416,531)	(2,279,213)
Investor Shares	(4,174,141)	(718,775)	(1,832,665)	(91,392)
Total Distributions	(139,412,073)	(42,178,876)	(46,249,196)	(2,370,605)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	330,453,914	380,656,004	47,952,690	93,296,638
Investor Shares	53,660,367	53,158,637	8,196,012	8,529,859
Distributions reinvested:
Class M	62,094,669	15,655,601	23,540,331	1,304,414
Investor Shares	3,438,095	850,935	1,369,810	73,462
Cost of shares redeemed:
Class M	(254,539,293)	(313,953,735)	(54,092,920)	(42,999,303)
Investor Shares	(36,247,589)	(33,415,145)	(7,843,905)	(5,724,662)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	158,860,163	102,952,297	19,122,018	54,480,408
Total Increase (Decrease) in Net Assets	605,282,563	383,595,226	123,021,827	123,168,588
Net Assets ($):
Beginning of Period	2,876,829,644	2,493,234,418	527,343,737	404,175,149
End of Period	3,482,112,207	2,876,829,644	650,365,564	527,343,737
Undistributed Investment Income—net	5,802,143	5,505,432	46,634	130,188
Capital Share Transactions (Shares):
Class Ma
Shares sold	18,468,723	23,907,927	2,309,778	4,974,843
Shares issued for distributions reinvested	3,589,287	1,008,088	1,171,161	70,054
Shares redeemed	(14,214,472)	(20,075,659)	(2,534,680)	(2,319,640)
Net Increase (Decrease) in Shares Outstanding	7,843,538	4,840,356	946,259	2,725,257
Investor Shares[a]
Shares sold	3,004,436	3,401,149	402,533	477,419
Shares issued for distributions reinvested	202,003	55,617	71,345	4,106
Shares redeemed	(2,054,728)	(2,135,663)	(391,382)	(319,385)
Net Increase (Decrease) in Shares Outstanding	1,151,711	1,321,103	82,496	162,140

[a] During the period ended August 31, 2018, 2,903,265 Class M shares representing $52,722,336 were exchanged for 2,953,066 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 358,897 Class M shares representing $7,633,504 were exchanged for 375,561 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund. During the period ended August 31, 2017, 2,973,607 Class M shares representing $47,210,458 were exchanged for 3,021,358 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 402,709 Class M shares representing $7,470,648 were exchanged for 419,262 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund.

See notes to financial statements.

102

	BNY Mellon Focused Equity Opportunities Fund		BNY Mellon Small/Mid Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income (loss)—net	2,805,973	3,208,908	(187,758)	319,094
Net realized gain (loss) on investments	67,608,376	72,662,640	50,747,136	30,724,500
Net unrealized appreciation (depreciation) on investments	37,761,819	29,720,961	36,265,031	18,808,799
Net Increase (Decrease) in Net Assets Resulting from Operations	108,176,168	105,592,509	86,824,409	49,852,393
Distributions to Shareholders from ($):
Investment income—net:
Class M	(1,953,779)	(5,192,351)	(68,364)	(240,001)
Investor Shares	(10,301)	(57,844)	-	-
Net realized gain on investments:
Class M	(52,962,475)	(32,053,374)	(32,605,352)	(1,043,174)
Investor Shares	(628,968)	(434,697)	(363,349)	(3,739)
Total Distributions	(55,555,523)	(37,738,266)	(33,037,065)	(1,286,914)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	80,923,163	51,356,160	15,282,710	23,584,515
Investor Shares	8,151,743	4,965,899	2,507,632	3,740,966
Distributions reinvested:
Class M	30,811,036	20,715,198	23,419,359	783,850
Investor Shares	476,563	360,140	199,287	3,425
Cost of shares redeemed:
Class M	(70,603,125)	(88,313,144)	(48,822,516)	(45,763,907)
Investor Shares	(3,802,435)	(4,329,680)	(2,245,145)	(2,337,406)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	45,956,945	(15,245,427)	(9,658,673)	(19,988,557)
Total Increase (Decrease) in Net Assets	98,577,590	52,608,816	44,128,671	28,576,922
Net Assets ($):
Beginning of Period	490,986,369	438,377,553	330,831,052	302,254,130
End of Period	589,563,959	490,986,369	374,959,723	330,831,052
Undistributed Investment income—net	2,803,355	1,961,462	49,897	121,745
Capital Share Transactions (Shares):
Class Ma
Shares sold	4,603,582	3,293,535	1,001,581	1,727,137
Shares issued for distributions reinvested	1,854,969	1,483,897	1,615,128	57,425
Shares redeemed	(4,028,972)	(5,861,544)	(3,225,837)	(3,350,090)
Net Increase (Decrease) in Shares Outstanding	2,429,579	(1,084,112)	(609,128)	(1,565,528)
Investor Shares[a]
Shares sold	465,940	331,171	165,959	264,995
Shares issued for distributions reinvested	28,953	25,984	13,955	254
Shares redeemed	(216,156)	(293,241)	(148,594)	(177,477)
Net Increase (Decrease) in Shares Outstanding	278,737	63,914	31,320	87,772

[a] During the period ended August 31, 2018, 452,046 Class M shares representing $7,983,402 were exchanged for 456,499 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 163,188 Class M shares representing $2, 503,824 were exchanged for 165,692 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund. During the period ended August 31, 2017, 324,024 Class M shares representing $4,898,429 were exchanged for 326,762 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 240,045 Class M shares representing $3,420,916 were exchanged for 243,131 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund.

See notes to financial statements.

103

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income—net	19,493,737	16,406,749	9,499,959	6,168,008
Net realized gain (loss) on investments	63,190,123	16,178,160	38,008,782	47,227,766
Net unrealized appreciation (depreciation) on investments	(43,840,879)	147,128,511	(87,061,772)	128,400,910
Net Increase (Decrease) in Net Assets Resulting from Operations	38,842,981	179,713,420	(39,553,031)	181,796,684
Distributions to Shareholders from ($):
Investment income—net:
Class M	(16,943,659)	(18,946,155)	(7,723,247)	(5,176,429)
Investor Shares	(243,292)	(189,658)	(119,629)	(73,944)
Total Distributions	(17,186,951)	(19,135,813)	(7,842,876)	(5,250,373)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	136,691,465	151,215,147	155,688,692	167,463,648
Investor Shares	11,732,640	26,987,645	12,739,639	23,745,116
Distributions reinvested:
Class M	3,348,360	3,602,325	1,593,794	1,034,878
Investor Shares	170,210	152,750	103,209	68,623
Cost of shares redeemed:
Class M	(113,117,569)	(243,709,088)	(93,654,883)	(130,130,682)
Investor Shares	(10,475,345)	(23,542,043)	(9,444,800)	(20,898,496)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	28,349,761	(85,293,264)	67,025,651	41,283,087
Total Increase (Decrease) in Net Assets	50,005,791	75,284,343	19,629,744	217,829,398
Net Assets ($):
Beginning of Period	1,094,589,154	1,019,304,811	922,743,654	704,914,256
End of Period	1,144,594,945	1,094,589,154	942,373,398	922,743,654
Undistributed investment income—net	19,875,258	15,505,542	6,289,561	5,241,896
Capital Share Transactions (Shares):
Class Ma
Shares sold	9,878,425	12,825,198	13,258,901	17,330,357
Shares issued for distributions reinvested	245,841	329,884	137,871	122,181
Shares redeemed	(8,223,616)	(21,256,636)	(8,006,127)	(14,245,310)
Net Increase (Decrease) in Shares Outstanding	1,900,650	(8,101,554)	5,390,645	3,207,228
Investor Shares[a]
Shares sold	800,105	2,148,295	1,070,909	2,432,256
Shares issued for distributions reinvested	11,715	13,123	8,688	7,879
Shares redeemed	(711,901)	(1,835,955)	(797,888)	(2,105,403)
Net Increase (Decrease) in Shares Outstanding	99,919	325,463	281,709	334,732

[a] During the period ended August 31, 2018, 837,129 Class M shares representing $11,523,668 were exchanged for 785,851 Investor shares for BNY Mellon International Fund and 1,022,528 Class M shares representing $11,891,240 were exchanged for 995,592 Investor shares for BNY Mellon Emerging Markets Fund. During the period ended August 31, 2017, 1,245,106 Class M shares representing $14,769,885 were exchanged for 1,169,756 Investor shares for BNY Mellon International Fund and 1,373,819 Class M shares representing $13,052,484 were exchanged for 1,337,426 Investor shares for BNY Mellon Emerging Markets Fund.

See notes to financial statements.

104

	BNY Mellon International Appreciation Fund		BNY Mellon International Equity Income Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income—net	1,636,045	1,480,930	14,931,687	10,345,532
Net realized gain (loss) on investments	(1,582,157)	(431,535)	25,768,697	11,524,911
Net unrealized appreciation (depreciation) on investments	2,541,988	10,306,636	(34,579,549)	34,649,956
Net Increase (Decrease) in Net Assets Resulting from Operations	2,595,876	11,356,031	6,120,835	56,520,399
Distributions to Shareholders from ($):
Investment income—net:
Class M	(1,543,090)	(1,926,533)	(15,178,004)	(9,852,699)
Investor Shares	(27,158)	(28,462)	(56,391)	(15,224)
Total Distributions	(1,570,248)	(1,954,995)	(15,234,395)	(9,867,923)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	2,090,902	4,948,545	51,840,945	92,375,228
Investor Shares	608,711	221,820	2,485,606	13,395,013
Distributions reinvested:
Class M	115,041	130,124	3,731,254	2,615,445
Investor Shares	26,028	27,294	32,865	8,911
Cost of shares redeemed:
Class M	(5,817,550)	(12,276,860)	(53,460,898)	(55,937,132)
Investor Shares	(445,357)	(3,395,282)	(3,037,341)	(12,519,547)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,422,225)	(10,344,359)	1,592,431	39,937,918
Total Increase (Decrease) in Net Assets	(2,396,597)	(943,323)	(7,521,129)	86,590,394
Net Assets ($):
Beginning of Period	77,312,208	78,255,531	369,964,167	283,373,773
End of Period	74,915,611	77,312,208	362,443,038	369,964,167
Undistributed investment income—net	1,225,349	1,114,984	3,598,703	4,550,128
Capital Share Transactions (Shares):
Class Ma
Shares sold	145,302	389,152	3,526,189	7,185,399
Shares issued for distributions reinvested	8,096	10,962	257,430	204,949
Shares redeemed	(405,023)	(982,512)	(3,639,315)	(4,378,738)
Net Increase (Decrease) in Shares Outstanding	(251,625)	(582,398)	144,304	3,011,610
Investor Shares[a]
Shares sold	43,237	18,186	169,896	1,013,608
Shares issued for distributions reinvested	1,845	2,315	2,241	700
Shares redeemed	(31,327)	(278,469)	(204,609)	(926,932)
Net Increase (Decrease) in Shares Outstanding	13,755	(257,968)	(32,472)	87,376

[a] During the period ended August 31, 2018, 42,707 Class M shares representing $606,624 were exchanged for 43,091 Investor shares for BNY Mellon International Appreciation Fund and 171,216 Class M shares representing $2,479,257 were exchanged for 169,473 Investor shares for BNY Mellon International Equity Income Fund. During the period ended August 31, 2017, 17,879 Class M shares representing $220,375 were exchanged for 18,066 Investor shares for BNY Mellon International Appreciation Fund and 225,273 Class M shares representing $2,972,782 were exchanged for 222,915 Investor shares for BNY Mellon International Equity Income Fund.

See notes to financial statements.

105

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Asset Allocation Fund
	Year Ended August 31,
	2018	2017
Operations ($):
Investment income—net	6,378,519	6,813,912
Net realized gain (loss) on investments	21,926,039	12,926,294
Net unrealized appreciation (depreciation) on investments	25,271,417	30,545,443
Net Increase (Decrease) in Net Assets Resulting from Operations	53,575,975	50,285,649
Distributions to Shareholders from ($):
Investment income—net:
Class M	(7,929,138)	(7,721,467)
Investor Shares	(90,358)	(88,101)
Net realized gain on investments:
Class M	(13,105,990)	(3,794,493)
Investor Shares	(171,217)	(47,678)
Total Distributions	(21,296,703)	(11,651,739)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	33,289,749	24,788,099
Investor Shares	1,649,611	5,291,045
Distributions reinvested:
Class M	11,144,876	3,609,322
Investor Shares	244,651	126,112
Cost of shares redeemed:
Class M	(46,826,466)	(50,789,034)
Investor Shares	(2,111,442)	(4,302,297)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(2,609,021)	(21,276,753)
Total Increase (Decrease) in Net Assets	29,670,251	17,357,157
Net Assets ($):
Beginning of Period	466,887,145	449,529,988
End of Period	496,557,396	466,887,145
Undistributed investment income—net	649,061	125,245
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,598,590	2,119,243
Shares issued for distributions reinvested	883,500	319,341
Shares redeemed	(3,673,332)	(4,348,773)
Net Increase (Decrease) in Shares Outstanding	(191,242)	(1,910,189)
Investor Shares[a]
Shares sold	127,161	450,242
Shares issued for distributions reinvested	19,217	10,946
Shares redeemed	(165,678)	(367,506)
Net Increase (Decrease) in Shares Outstanding	(19,300)	93,682

[a] During the period ended August 31, 2018, 126,575 Class M shares representing $1,630,368 were exchanged for 125,658 Investor shares and during the period ended August 31, 2017, 430,765 Class M shares representing $5,025,248 were exchanged for 427,759 Investor shares for BNY Mellon Asset Allocation Fund.

See notes to financial statements.

106

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	6.25	5.67	5.92	7.15	9.97
Investment Operations:
Investment income—net [a]	.07	.07	.08	.09	.09
Net realized and unrealized gain (loss) on investments	1.00	.81	.34	(.04)	1.88
Total from Investment Operations	1.07	.88	.42	.05	1.97
Distributions:
Dividends from investment income—net	(.06)	(.07)	(.08)	(.08)	(.10)
Dividends from net realized gain on investments	(.76)	(.23)	(.59)	(1.20)	(4.69)
Total Distributions	(.82)	(.30)	(.67)	(1.28)	(4.79)
Net asset value, end of period	6.50	6.25	5.67	5.92	7.15
Total Return (%)	18.31	16.12	7.31	.12	26.27
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	.82	.84	.83	.81	.81
Ratio of net expenses to average net assets	.82	.84	.83	.81	.81
Ratio of net investment income to average net assets	1.05	1.27	1.44	1.32	1.20
Portfolio Turnover	48.73	46.36	49.82	52.80	142.41
Net Assets, end of period ($ x 1,000)	270,328	278,536	328,113	398,485	468,446

a Based on average shares outstanding.

See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	6.26	5.67	5.92	7.15	9.97
Investment Operations:
Investment income—net [a]	.05	.06	.07	.07	.07
Net realized and unrealized gain (loss) on investments	1.01	.82	.34	(.03)	1.88
Total from Investment Operations	1.06	.88	.41	.04	1.95
Distributions:
Dividends from investment income—net	(.05)	(.06)	(.07)	(.07)	(.08)
Dividends from net realized gain on investments	(.76)	(.23)	(.59)	(1.20)	(4.69)
Total Distributions	(.81)	(.29)	(.66)	(1.27)	(4.77)
Net asset value, end of period	6.51	6.26	5.67	5.92	7.15
Total Return (%)	18.02	16.02	7.04	(.13)	25.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.09	1.08	1.06	1.06
Ratio of net expenses to average net assets	1.07	1.09	1.08	1.06	1.06
Ratio of net investment income to average net assets	.79	1.02	1.18	1.08	.93
Portfolio Turnover Rate	48.73	46.36	49.82	52.80	142.41
Net Assets, end of period ($ x 1,000)	9,975	10,093	9,801	9,900	12,672

a Based on average shares outstanding.

See notes to financial statements.

108

	Class M
	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.62	12.09	13.25	16.21	14.21
Investment Operations:
Investment income—net [a]	.07	.09	.11	.11	.11
Net realized and unrealized gain (loss) on investments	2.50	1.98	1.08	(.28)	3.13
Total from Investment Operations	2.57	2.07	1.19	(.17)	3.24
Distributions:
Dividends from investment income—net	(.17)	(.19)	(.11)	(.25)	(.18)
Dividends from net realized gain on investments	(1.68)	(1.35)	(2.24)	(2.54)	(1.06)
Total Distributions	(1.85)	(1.54)	(2.35)	(2.79)	(1.24)
Net asset value, end of period	13.34	12.62	12.09	13.25	16.21
Total Return (%)	22.00	18.68	10.27	(1.72)	23.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.66	.66	.60	.53	.53
Ratio of net expenses to average net assets [b]	.66	.66	.60	.53	.53
Ratio of net investment income to average net assets [b]	.51	.78	.92	.78	.69
Portfolio Turnover	18.59	30.26	19.43	30.75	26.42
Net Assets, end of period ($ x 1,000)	64,912	68,786	83,425	130,257	192,209

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

109

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.75	12.16	13.32	16.29	14.28
Investment Operations:
Investment income—net [a]	.04	.05	.09	.07	.06
Net realized and unrealized gain (loss) on investments	2.52	2.00	1.07	(.28)	3.17
Total from Investment Operations	2.56	2.05	1.16	(.21)	3.23
Distributions:
Dividends from investment income—net	(.14)	(.11)	(.08)	(.22)	(.16)
Dividends from net realized gain on investments	(1.68)	(1.35)	(2.24)	(2.54)	(1.06)
Total Distributions	(1.82)	(1.46)	(2.32)	(2.76)	(1.22)
Net asset value, end of period	13.49	12.75	12.16	13.32	16.29
Total Return (%)	21.61	18.41	9.90	(1.99)	23.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.91	.91	.84	.79	.81
Ratio of net expenses to average net assets [b]	.91	.91	.84	.79	.81
Ratio of net investment income to average net assets [b]	.30	.44	.76	.50	.45
Portfolio Turnover	18.59	30.26	19.43	30.75	26.42
Net Assets, end of period ($ x 1,000)	173	901	670	1,119	631

a  Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

110

	Class M
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.50	14.98	14.71	17.12	14.45
Investment Operations:
Investment income—net [a]	.14	.16	.17	.16	.15
Net realized and unrealized gain (loss) on investments	3.21	2.31	1.33	(.23)	3.22
Total from Investment Operations	3.35	2.47	1.50	(.07)	3.37
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.15)	(.26)	(.20)
Dividends from net realized gain on investments	(1.50)	(.72)	(1.08)	(2.08)	(.50)
Total Distributions	(1.73)	(.95)	(1.23)	(2.34)	(.70)
Net asset value, end of period	18.12	16.50	14.98	14.71	17.12
Total Return (%)	21.44	17.13	10.86	(.94)	23.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.66	.65	.64	.61	.61
Ratio of net expenses to average net assets [b]	.66	.65	.64	.61	.61
Ratio of net investment income to average net assets [b]	.80	1.05	1.19	.99	.95
Portfolio Turnover	15.03	24.05	13.81	20.63	13.01
Net Assets, end of period ($ x 1,000)	349,960	336,659	344,867	401,855	474,496

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

111

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.84	15.28	14.98	17.40	14.64
Investment Operations:
Investment income—net [a]	.10	.13	.14	.12	.08
Net realized and unrealized gain (loss) on investments	3.28	2.35	1.35	(.23)	3.30
Total from Investment Operations	3.38	2.48	1.49	(.11)	3.38
Distributions:
Dividends from investment income—net	(.19)	(.20)	(.11)	(.23)	(.12)
Dividends from net realized gain on investments	(1.50)	(.72)	(1.08)	(2.08)	(.50)
Total Distributions	(1.69)	(.92)	(1.19)	(2.31)	(.62)
Net asset value, end of period	18.53	16.84	15.28	14.98	17.40
Total Return (%)	21.15	16.87	10.56	(1.19)	23.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.91	.90	.89	.86	.87
Ratio of net expenses to average net assets [b]	.91	.90	.89	.86	.87
Ratio of net investment income to average net assets [b]	.56	.81	.97	.74	.53
Portfolio Turnover Rate	15.03	24.05	13.81	20.63	13.01
Net Assets, end of period ($ x 1,000)	6,598	6,511	6,081	4,237	3,859

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

112

	Class M
	Year Ended August 31,
BNY Mellon Income Stock Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	9.29	8.72	8.57	9.94	8.39
Investment Operations:
Investment income—net [a]	.21	.21	.21	.19	.19
Net realized and unrealized gain (loss) on investments	1.16	.83	.94	(.38)	1.86
Total From Investment Operations	1.37	1.04	1.15	(.19)	2.05
Distributions:
Dividends from investment income—net	(.19)	(.19)	(.21)	(.19)	(.19)
Dividends from net realized gain on investments	(.69)	(.28)	(.79)	(.99)	(.31)
Total Distributions	(.88)	(.47)	(1.00)	(1.18)	(.50)
Net asset value, end of period	9.78	9.29	8.72	8.57	9.94
Total Return (%)	15.31	12.33	14.33	(2.28)	25.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net investment income to average net assets	2.17	2.28	2.54	2.06	2.08
Portfolio Turnover	67.57	52.66	54.31	65.75	57.74
Net Assets, end of period ($ x 1,000)	1,185,755	1,185,723	1,068,292	1,077,496	1,254,622

a Based on average shares outstanding.

See notes to financial statements.

113

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Income Stock Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	9.39	8.81	8.63	10.02	8.45
Investment Operations:
Investment income—net [a]	.18	.19	.19	.17	.16
Net realized and unrealized gain (loss) on investments	1.18	.84	.97	(.40)	1.89
Total from Investment Operations	1.36	1.03	1.16	(.23)	2.05
Distributions:
Dividends from investment income—net	(.16)	(.17)	(.19)	(.17)	(.17)
Dividends from net realized gain on investments	(.69)	(.28)	(.79)	(.99)	(.31)
Total Distributions	(.85)	(.45)	(.98)	(1.16)	(.48)
Net asset value, end of period	9.90	9.39	8.81	8.63	10.02
Total Return (%)	15.08	12.02	14.14	(2.64)	24.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.06	1.06	1.05	1.07
Ratio of net expenses to average net assets	1.05	1.06	1.06	1.05	1.07
Ratio of net investment income to average net assets	1.92	2.03	2.27	1.81	1.74
Portfolio Turnover Rate	67.57	52.66	54.31	65.75	57.74
Net Assets, end of period ($ x 1,000)	31,625	28,204	16,094	14,479	13,913

a Based on average shares outstanding.

See notes to financial statements.

114

	Class A
	Year Ended August 31,
BNY Mellon Income Stock Fund	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.30	8.72	8.42
Investment Operations:
Investment income—net [b]	.18	.17	.05
Net realized and unrealized gain (loss) on investments	1.16	.86	.30
Total from Investment Operations	1.34	1.03	.35
Distributions:
Dividends from investment income—net	(.16)	(.17)	(.05)
Dividends from net realized gain on investments	(.69)	(.28)	—
Total Distributions	(.85)	(.45)	(.05)
Net asset value, end of period	9.79	9.30	8.72
Total Return (%) [c]	15.01	12.18	4.19	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.11	1.15	[e]
Ratio of net expenses to average net assets	1.10	1.10	1.15	[e]
Ratio of net investment income to average net assets	1.89	2.01	1.96	[e]
Portfolio Turnover Rate	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	4,608	5,112	316

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

115

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended August 31,
BNY Mellon Income Stock Fund	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.28	8.72	8.42
Investment Operations:
Investment income—net [b]	.10	.12	.04
Net realized and unrealized gain (loss) on investments	1.16	.83	.30
Total from Investment Operations	1.26	.95	.34
Distributions:
Dividends from investment income—net	(.09)	(.11)	(.04)
Dividends from net realized gain on investments	(.69)	(.28)	—
Total Distributions	(.78)	(.39)	(.04)
Net asset value, end of period	9.76	9.28	8.72
Total Return (%) [c]	14.07	11.22	4.00	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88	1.85	1.85	[e]
Ratio of net expenses to average net assets	1.88	1.81	1.85	[e]
Ratio of net investment income to average net assets	1.08	1.30	1.69	[e]
Portfolio Turnover Rate	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	826	1,143	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

116

	Class I
	Year Ended August 31,
BNY Mellon Income Stock Fund	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.30	8.72	8.42
Investment Operations:
Investment income—net [b]	.20	.21	.06
Net realized and unrealized gain (loss) on investments	1.16	.84	.30
Total from Investment Operations	1.36	1.05	.36
Distributions:
Dividends from investment income—net	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	(.69)	(.28)	—
Total Distributions	(.88)	(.47)	(.06)
Net asset value, end of period	9.78	9.30	8.72
Total Return (%)	15.18	12.44	4.26	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.85	.86	[d]
Ratio of net expenses to average net assets	.83	.85	.86	[d]
Ratio of net investment income to average net assets	2.13	2.30	2.71	[d]
Portfolio Turnover Rate	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	12,491	6,068	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

117

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended August 31,
BNY Mellon Income Stock Fund	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.29	8.72	8.42
Investment Operations:
Investment income—net [b]	.20	.21	.06
Net realized and unrealized gain (loss) on investments	1.17	.83	.30
Total from Investment Operations	1.37	1.04	.36
Distributions:
Dividends from investment income—net	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	(.69)	(.28)	—
Total Distributions	(.88)	(.47)	(.06)
Net asset value, end of period	9.78	9.29	8.72
Total Return (%)	15.31	12.33	4.26	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.86	[d]
Ratio of net expenses to average net assets	.80	.81	.86	[d]
Ratio of net investment income to average net assets	2.17	2.27	2.71	[d]
Portfolio Turnover Rate	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	12	11	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

118

	Class M
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.72	15.03	14.66	15.58	13.33
Investment Operations:
Investment income—net [a]	.05	.07	.08	.05	.05
Net realized and unrealized gain (loss) on investments	3.28	1.88	.96	(.04)	2.94
Total from Investment Operations	3.33	1.95	1.04	.01	2.99
Distributions:
Dividends from investment income—net	(.04)	(.10)	(.02)	(.04)	(.05)
Dividends from net realized gain on investments	(.77)	(.16)	(.65)	(.89)	(.69)
Total Distributions	(.81)	(.26)	(.67)	(.93)	(.74)
Net asset value, end of period	19.24	16.72	15.03	14.66	15.58
Total Return (%)	20.48	13.12	7.51	.15	23.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.90	.90	.90	.90
Ratio of net expenses to average net assets	.89	.90	.90	.90	.90
Ratio of net investment income to average net assets	.30	.45	.60	.29	.33
Portfolio Turnover	50.53	62.81	74.68	73.87	53.63
Net Assets, end of period ($ x 1,000)	3,358,399	2,788,133	2,433,012	2,199,395	1,922,073

a Based on average shares outstanding.

See notes to financial statements.

119

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.45	14.79	14.45	15.37	13.17
Investment Operations:
Investment income—net [a]	.01	.03	.05	.01	.01
Net realized and unrealized gain (loss) on investments	3.22	1.86	.94	(.03)	2.91
Total from Investment Operations	3.23	1.89	.99	(.02)	2.92
Distributions:
Dividends from investment income—net	(.01)	(.07)	—	(.01)	(.03)
Dividends from net realized gain on investments	(.77)	(.16)	(.65)	(.89)	(.69)
Total Distributions	(.78)	(.23)	(.65)	(.90)	(.72)
Net asset value, end of period	18.90	16.45	14.79	14.45	15.37
Total Return (%)	20.13	12.89	7.26	(.08)	22.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.15	1.15	1.15	1.15
Ratio of net expenses to average net assets	1.14	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets	.05	.20	.34	.04	.08
Portfolio Turnover Rate	50.53	62.81	74.68	73.87	53.63
Net Assets, end of period ($ x 1,000)	123,713	88,697	60,222	57,118	52,447

a Based on average shares outstanding.

See notes to financial statements.

120

	Class M
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	19.48	16.71	16.65	17.18	14.78
Investment Operations:
Investment income (loss)—net [a]	(.03)	.01	.01	(.02)	(.04)
Net realized and unrealized gain (loss) on investments	5.41	2.86	.68	.25	2.44
Total from Investment Operations	5.38	2.87	.69	.23	2.40
Distributions:
Dividends from net realized gain on investments	(1.70)	(.10)	(.63)	(.76)	—
Net asset value, end of period	23.16	19.48	16.71	16.65	17.18
Total Return (%)	28.97	17.19	4.46	1.33	16.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.03	1.05	1.03	1.03
Ratio of net expenses to average net assets	1.01	1.03	1.05	1.03	1.03
Ratio of net investment income (loss) to average net assets	(.15)	.05	.04	(.14)	(.21)
Portfolio Turnover	63.00	75.82	101.40	90.30	92.86
Net Assets, end of period ($ x 1,000)	625,344	507,703	389,890	368,428	347,613

a Based on average shares outstanding.

See notes to financial statements.

121

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	18.69	16.07	16.08	16.65	14.36
Investment Operations:
Investment (loss)—net [a]	(.08)	(.04)	(.03)	(.06)	(.07)
Net realized and unrealized gain (loss) on investments	5.17	2.76	.65	.25	2.36
Total from Investment Operations	5.09	2.72	.62	.19	2.29
Distributions:
Dividends from net realized gain on investments	(1.70)	(.10)	(.63)	(.76)	—
Net asset value, end of period	22.08	18.69	16.07	16.08	16.65
Total Return (%)	28.62	16.94	4.17	1.13	15.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.28	1.30	1.28	1.28
Ratio of net expenses to average net assets	1.26	1.28	1.30	1.28	1.28
Ratio of net investment (loss) to average net assets	(.40)	(.20)	(.21)	(.39)	(.46)
Portfolio Turnover Rate	63.00	75.82	101.40	90.30	92.86
Net Assets, end of period ($ x 1,000)	25,022	19,641	14,285	12,745	11,485

a Based on average shares outstanding.

See notes to financial statements.

122

	Class M
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.96	14.63	14.66	18.30	15.24
Investment Operations:
Investment income—net [a]	.09	.11	.12	.12	.11
Net realized and unrealized gain (loss) on investments	3.51	3.56	1.20	(.69)	4.31
Total from Investment Operations	3.60	3.67	1.32	(.57)	4.42
Distributions:
Dividends from investment income—net	(.07)	(.19)	(.11)	(.10)	(.14)
Dividends from net realized gain on investments	(1.86)	(1.15)	(1.24)	(2.97)	(1.22)
Total Distributions	(1.93)	(1.34)	(1.35)	(3.07)	(1.36)
Net asset value, end of period	18.63	16.96	14.63	14.66	18.30
Total Return (%)	22.62	27.04	9.39	(3.82)	30.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.87	.87	.85	.85
Ratio of net expenses to average net assets	.86	.87	.87	.85	.85
Ratio of net investment income to average net assets	.53	.72	.83	.73	.65
Portfolio Turnover	45.29	62.39	48.25	74.72	76.48
Net Assets, end of period ($ x 1,000)	577,906	485,040	434,171	561,399	674,222

a Based on average shares outstanding.

See notes to financial statements.

123

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.81	14.51	14.55	18.20	15.18
Investment Operations:
Investment income—net [a]	.05	.07	.08	.08	.06
Net realized and unrealized gain (loss) on investments	3.46	3.53	1.19	(.69)	4.30
Total from Investment Operations	3.51	3.60	1.27	(.61)	4.36
Distributions:
Dividends from investment income—net	(.03)	(.15)	(.07)	(.07)	(.12)
Dividends from net realized gain on investments	(1.86)	(1.15)	(1.24)	(2.97)	(1.22)
Total Distributions	(1.89)	(1.30)	(1.31)	(3.04)	(1.34)
Net asset value, end of period	18.43	16.81	14.51	14.55	18.20
Total Return (%)	22.24	26.75	9.13	(4.05)	30.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.12	1.12	1.11	1.11
Ratio of net expenses to average net assets	1.11	1.12	1.12	1.11	1.11
Ratio of net investment income to average net assets	.32	.49	.59	.47	.36
Portfolio Turnover	45.29	62.39	48.25	74.72	76.48
Net Assets, end of period ($ x 1,000)	11,658	5,947	4,206	8,593	3,569

a Based on average shares outstanding.

See notes to financial statements.

124

	Class M
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.49	12.44	12.72	16.98	15.09
Investment Operations:
Investment income (loss)—net [a]	(.01)	.01	.01	(.01)	.07
Net realized and unrealized gain (loss) on investments	3.86	2.09	.50	.10	2.82
Total from Investment Operations	3.85	2.10	.51	.09	2.89
Distributions:
Dividends from investment income—net	(.00)[b]	(.01)	(.04)	-	(.08)
Dividends from net realized gain on investments	(1.48)	(.04)	(.75)	(4.35)	(.92)
Total Distributions	(1.48)	(.05)	(.79)	(4.35)	(1.00)
Net asset value, end of period	16.86	14.49	12.44	12.72	16.98
Total Return (%)	28.25	16.94	4.35	1.71	19.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.94	.95	.94	.91
Ratio of net expenses to average net assets	.93	.94	.95	.94	.91
Ratio of net investment income (loss) to average net assets	(.05)	.10	.10	(.08)	.46
Portfolio Turnover	61.78	79.45	99.45	110.79	144.87
Net Assets, end of period ($ x 1,000)	370,701	327,604	300,557	339,836	411,334

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

125

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.30	12.31	12.59	16.88	15.02
Investment Operations:
Investment (loss)—net [a]	(.05)	(.02)	(.01)	(.04)	(.00)[b]
Net realized and unrealized gain (loss) on investments	3.80	2.05	.48	.10	2.84
Total from Investment Operations	3.75	2.03	.47	.06	2.84
Distributions:
Dividends from investment income—net	-	-	-	-	(.06)
Dividends from net realized gain on investments	(1.48)	(.04)	(.75)	(4.35)	(.92)
Total Distributions	(1.48)	(.04)	(.75)	(4.35)	(.98)
Net asset value, end of period	16.57	14.30	12.31	12.59	16.88
Total Return (%)	27.87	16.55	4.08	1.48	19.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.19	1.20	1.19	1.17
Ratio of net expenses to average net assets	1.18	1.19	1.20	1.19	1.17
Ratio of net investment (loss) to average net assets	(.30)	(.17)	(.11)	(.32)	(.03)
Portfolio Turnover	61.78	79.45	99.45	110.79	144.87
Net Assets, end of period ($ x 1,000)	4,258	3,227	1,697	1,536	3,088

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

126

	Class M
	Year Ended August 31,
BNY Mellon International Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.17	11.22	11.55	12.72	11.14
Investment Operations:
Investment income—net [a]	.23	.19	.18	.18	.21
Net realized and unrealized gain (loss) on investments	.26	1.98	(.35)	(1.16)	1.57
Total from Investment Operations	.49	2.17	(.17)	(.98)	1.78
Distributions:
Dividends from investment income—net	(.21)	(.22)	(.16)	(.19)	(.20)
Net asset value, end of period	13.45	13.17	11.22	11.55	12.72
Total Return (%)	3.68	19.80	(1.49)	(7.68)	16.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.04	1.03	1.03	1.03
Ratio of net expenses to average net assets	1.02	1.04	1.03	1.03	1.03
Ratio of net investment income to average net assets	1.68	1.64	1.59	1.49	1.64
Portfolio Turnover	54.87	81.88	86.83	112.69	92.94
Net Assets, end of period ($ x 1,000)	1,124,632	1,076,444	1,007,752	1,005,637	990,119

a Based on average shares outstanding.

See notes to financial statements.

127

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon International Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.02	11.92	12.26	13.50	11.82
Investment Operations:
Investment income—net [a]	.22	.20	.15	.15	.19
Net realized and unrealized gain (loss) on investments	.26	2.10	(.37)	(1.22)	1.67
Total from Investment Operations	.48	2.30	(.22)	(1.07)	1.86
Distributions:
Dividends from investment income—net	(.18)	(.20)	(.12)	(.17)	(.18)
Net asset value, end of period	14.32	14.02	11.92	12.26	13.50
Total Return (%)	3.41	19.59	(1.78)	(7.88)	15.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.29	1.28	1.28	1.28
Ratio of net expenses to average net assets	1.27	1.29	1.28	1.28	1.28
Ratio of net investment income to average net assets	1.44	1.53	1.25	1.17	1.38
Portfolio Turnover Rate	54.87	81.88	86.83	112.69	92.94
Net Assets, end of period ($ x 1,000)	19,963	18,145	11,553	14,040	8,952

a Based on average shares outstanding.

See notes to financial statements.

128

	Class M
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.23	8.96	7.98	10.98	9.11
Investment Operations:
Investment income—net [a]	.11	.08	.09	.09	.10
Net realized and unrealized gain (loss) on investments	(.53)	2.26	.96	(2.96)	1.88
Total from Investment Operations	(.42)	2.34	1.05	(2.87)	1.98
Distributions:
Dividends from investment income—net	(.09)	(.07)	(.07)	(.13)	(.11)
Dividends from net realized gain on investments	—	—	—	—	—
Total Distributions	(.09)	(.07)	(.07)	(.13)	(.11)
Net asset value, end of period	10.72	11.23	8.96	7.98	10.98
Total Return (%)	(3.76)	26.36	13.35	(26.28)	21.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39	1.40	1.44	1.42	1.42
Ratio of net expenses to average net assets	1.39	1.40	1.44	1.42	1.42
Ratio of net investment income to average net assets	.96	.84	1.10	.98	1.04
Portfolio Turnover	80.86	91.81	103.60	107.27	70.89
Net Assets, end of period ($ x 1,000)	922,117	904,774	693,652	1,108,616	2,046,317

a Based on average shares outstanding.

See notes to financial statements.

129

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.53	9.20	8.17	11.25	9.33
Investment Operations:
Investment income—net [a]	.09	.07	.07	.08	.09
Net realized and unrealized gain (loss) on investments	(.54)	2.31	1.00	(3.04)	1.91
Total from Investment Operations	(.45)	2.38	1.07	(2.96)	2.00
Distributions:
Dividends from investment income—net	(.07)	(.05)	(.04)	(.12)	(.08)
Dividends from net realized gain on investments	—	—	—	—	—
Total Distributions	(.07)	(.05)	(.04)	(.12)	(.08)
Net asset value, end of period	11.01	11.53	9.20	8.17	11.25
Total Return (%)	(3.93)	26.05	13.13	(26.49)	21.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.64	1.65	1.69	1.67	1.67
Ratio of net expenses to average net assets	1.64	1.65	1.69	1.67	1.67
Ratio of net investment income to average net assets	.74	.69	.85	.76	.90
Portfolio Turnover Rate	80.86	91.81	103.60	107.27	70.89
Net Assets, end of period ($ x 1,000)	20,257	17,970	11,263	17,033	22,947

a Based on average shares outstanding.

See notes to financial statements.

130

	Class M
	Year Ended August 31,
BNY Mellon International Appreciation Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.85	12.19	12.51	13.90	12.38
Investment Operations:
Investment income—net [a]	.30	.26	.26	.27	.38
Net realized and unrealized gain (loss) on investments	.15	1.73	(.29)	(1.26)	1.42
Total from Investment Operations	.45	1.99	(.03)	(.99)	1.80
Distributions:
Dividends from investment income—net	(.28)	(.33)	(.29)	(.40)	(.28)
Net asset value, end of period	14.02	13.85	12.19	12.51	13.90
Total Return (%)	3.24	16.76	(.22)	(7.14)	14.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.92	.92	.83	.81
Ratio of net expenses to average net assets	.95	.92	.92	.83	.81
Ratio of net investment income to average net assets	2.09	2.01	2.21	2.02	2.78
Portfolio Turnover	4.54	4.49	3.04	12.51	4.41
Net Assets, end of period ($ x 1,000)	73,281	75,885	73,896	101,023	111,225

a Based on average shares outstanding.

See notes to financial statements.

131

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon International Appreciation Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.73	12.04	12.37	13.74	12.24
Investment Operations:
Investment income—net [a]	.26	.18	.23	.23	.34
Net realized and unrealized gain (loss) on investments	.14	1.76	(.31)	(1.24)	1.41
Total from Investment Operations	.40	1.94	(.08)	(1.01)	1.75
Distributions:
Dividends from investment income—net	(.25)	(.25)	(.25)	(.36)	(.25)
Net asset value, end of period	13.88	13.73	12.04	12.37	13.74
Total Return (%)	2.89	16.47	(.57)	(7.32)	14.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	1.17	1.17	1.08	1.06
Ratio of net expenses to average net assets	1.20	1.17	1.17	1.08	1.06
Ratio of net investment income to average net assets	1.84	1.50	1.96	1.77	2.52
Portfolio Turnover	4.54	4.49	3.04	12.51	4.41
Net Assets, end of period ($ x 1,000)	1,635	1,427	4,360	4,966	5,310

a Based on average shares outstanding.

See notes to financial statements.

132

	Class M
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.20	12.35	11.92	14.82	13.81
Investment Operations:
Investment income—net [a]	.57	.42	.34	.43	.75
Net realized and unrealized gain (loss) on investments	(.32)	1.84	.41	(2.82)	.90
Total from Investment Operations	.25	2.26	.75	(2.39)	1.65
Distributions:
Dividends from investment income—net	(.59)	(.41)	(.32)	(.51)	(.64)
Net asset value, end of period	13.86	14.20	12.35	11.92	14.82
Total Return (%)	1.63	18.72	6.51	(16.51)	12.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.09	1.09	1.07	1.08
Ratio of net expenses to average net assets	1.08	1.09	1.09	1.07	1.08
Ratio of net investment income to average net assets	3.92	3.27	2.85	3.25	5.13
Portfolio Turnover	54.20	46.42	78.17	88.45	83.07
Net Assets, end of period ($ x 1,000)	360,816	367,829	282,609	283,099	341,645

a  Based on average shares outstanding.

See notes to financial statements.

133

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.36	12.47	11.97	14.89	13.89
Investment Operations:
Investment income—net [a]	.54	.62	.23	.39	.50
Net realized and unrealized gain (loss) on investments	(.34)	1.57	.52	(2.83)	1.11
Total from Investment Operations	.20	2.19	.75	(2.44)	1.61
Distributions:
Dividends from investment income—net	(.56)	(.30)	(.25)	(.48)	(.61)
Net asset value, end of period	14.00	14.36	12.47	11.97	14.89
Total Return (%)	1.27	17.87	6.40	(16.77)	11.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33	1.37	1.34	1.33	1.36
Ratio of net expenses to average net assets	1.33	1.37	1.34	1.33	1.36
Ratio of net investment income to average net assets	3.78	4.13	1.92	2.84	3.81
Portfolio Turnover Rate	54.20	46.42	78.17	88.45	83.07
Net Assets, end of period ($ x 1,000)	1,627	2,135	765	2,924	919

a Based on average shares outstanding.

See notes to financial statements.

134

	Class M
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.30	11.30	11.51	12.57	11.68
Investment Operations:
Investment income—net [a]	.17	.18	.17	.18	.17
Net realized and unrealized gain (loss) on investments	1.26	1.12	.39	(.46)	1.67
Total from Investment Operations	1.43	1.30	.56	(.28)	1.84
Distributions:
Dividends from investment income—net	(.21)	(.20)	(.19)	(.32)	(.26)
Dividends from net realized gain on investments	(.36)	(.10)	(.58)	(.46)	(.69)
Total Distributions	(.57)	(.30)	(.77)	(.78)	(.95)
Net asset value, end of period	13.16	12.30	11.30	11.51	12.57
Total Return (%)	11.86	11.73	5.08	(2.39)	16.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.38	.38	.37	.35	.35
Ratio of net expenses to average net assets [b]	.29	.30	.27	.26	.26
Ratio of net investment income to average net assets [b]	1.33	1.51	1.52	1.48	1.43
Portfolio Turnover	20.66	27.34	23.99	30.31	48.28
Net Assets, end of period ($ x 1,000)	489,598	460,142	444,399	467,431	493,660

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

135

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.39	11.38	11.58	12.64	11.74
Investment Operations:
Investment income—net [a]	.14	.15	.14	.15	.14
Net realized and unrealized gain (loss) on investments	1.26	1.14	.40	(.46)	1.68
Total from Investment Operations	1.40	1.29	.54	(.31)	1.82
Distributions:
Dividends from investment income—net	(.18)	(.18)	(.16)	(.29)	(.23)
Dividends from net realized gain on investments	(.36)	(.10)	(.58)	(.46)	(.69)
Total Distributions	(.54)	(.28)	(.74)	(.75)	(.92)
Net asset value, end of period	13.25	12.39	11.38	11.58	12.64
Total Return (%)	11.50	11.49	4.89	(2.62)	15.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.63	.63	.62	.60	.61
Ratio of net expenses to average net assets [b]	.54	.55	.52	.51	.52
Ratio of net investment income to average net assets [b]	1.06	1.22	1.25	1.25	1.17
Portfolio Turnover	20.66	27.34	23.99	30.31	48.28
Net Assets, end of period ($ x 1,000)	6,959	6,745	5,131	6,393	8,338

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

136

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of BNY Mellon Income Stock Fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an

137

NOTES TO FINANCIAL STATEMENTS (continued)

asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are

138

generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2018 in valuing each fund’s investments:

At August 31, 2018, there were no transfers between levels of the fair value hierarchy, except for BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund which had transfers between Level 1 and Level 2 at period end. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Stock Fund
Equity Securities— Common Stocks†	278,304,186	-	-	-	-	-	278,304,186
Registered Investment Companies	2,371,133	-	-	-	-	-	2,371,133

139

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Market Opportunities Fund
Equity Securities— Common Stocks†	32,291,243	-	-	-	-	-	32,291,243
Registered Investment Companies	32,879,250	-	-	-	-	-	32,879,250
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Equity Securities— Common Stocks†	248,959,964	-	-	-	-	-	248,959,964
Limited Partnership†	864	-	-	-	-	-	864
Registered Investment Companies	108,037,486	-	-	-	-	-	108,037,486
BNY Mellon Income Stock Fund
Equity Securities— Common Stocks†	1,161,578,397	-	-	-	-	-	1,161,578,397
Registered Investment Companies	61,267,544	-	-	-	-	-	61,267,544
Other Financial Instruments:
Options Written	-	(1,710,922)	-	-	-	-	(1,710,922)
BNY Mellon Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks†	3,391,470,397	-	-	-	-	-	3,391,470,397
Exchange-Traded Funds	33,972,486	-	-	-	-	-	33,972,486
Limited Partnerships†	671,691	-	-	-	-	-	671,691
Registered Investment Companies	58,809,239	-	-	-	-	-	58,809,239
Rights	823	-	-	-	-	-	823

140

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Small Cap Multi-Strategy Fund
Equity Securities— Common Stocks†	615,469,917	-	-	-	-	-	615,469,917
Exchange-Traded Funds	6,990,582	-	-	-	-	-	6,990,582
Registered Investment Companies	54,167,905	-	-	-	-	-	54,167,905
Warrants†	51,583	-	-	-	-	-	51,583
BNY Mellon Focused Equity Opportunities Fund
Equity Securities— Common Stocks†	583,364,218	-	-	-	-	-	583,364,218
Registered Investment Companies	4,315,710	-	-	-	-	-	4,315,710
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks†	364,692,157	-	-	-	-	-	364,692,157
Exchange-Traded Funds	1,189,121	-	-	-	-	-	1,189,121
Registered Investment Companies	8,999,810	-	-	-	-	-	8,999,810
BNY Mellon International Fund
Equity Securities— Common Stocks†	1,117,274,350	-	-	-	-	-	1,117,274,350
Exchange-Traded Funds	10,154,468	-	-	-	-	-	10,154,468
Registered Investment Company	8,123,756	-	-	-	-	-	8,123,756
BNY Mellon Emerging Markets Fund
Equity Securities— Common Stocks†	835,273,744	-	31,606,658	†† -	-	-	866,880,402
Equity Securities—Foreign Preferred Stocks†	22,290,974	-	-	-	-	-	22,290,974
Exchange-Traded Funds	39,540,741	-	-	-	-	-	39,540,741
Rights	-	-	7,620	†† -	-	-	7,620
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	-	-	(126)	-	-	(126)

141

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs			Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)		Assets ($)	Liabilities ($)	Total
BNY Mellon International Appreciation Fund
Equity Securities— Common Stocks†	73,246,946	-	387,197		-	-	-	73,634,143
Registered Investment Companies	1,017,084	-	-		-	-	-	1,017,084
U.S. Treasury	-	-	59,994		-	-	-	59,994
Other Financial Instruments:
Futures†††	-	(8,905)	-		-	-	-	(8,905)
BNY Mellon International Equity Income Fund
Equity Securities— Common Stocks†	352,690,112	-	456,537	††	-	-	-	353,146,649
Equity Securities— Preferred Stocks†	3,298,989	-			-	-	-	3,298,989
Exchange-Traded Fund	2,693,600	-	-		-	-	-	2,693,600
Registered Investment Company	932,182	-	-		-	-	-	932,182
BNY Mellon Asset Allocation Fund
Commercial Mortgage-Backed	-	-	1,120,207		-	-	-	1,120,207
Corporate Bonds†	-	-	23,313,572		-	-	-	23,313,572
Equity Securities— Common Stocks†	114,705,313	-	-		-	-	-	114,705,313
Foreign Government	-	-	808,389		-	-	-	808,389
Municipal Bonds†	-	-	4,395,030		-	-	-	4,395,030
Registered Investment Companies	319,844,940	-	-		-	-	-	319,844,940
U.S. Government Agencies/Mortgage-Backed	-	-	17,379,611		-	-	-	17,379,611
U.S. Treasury	-	-	15,195,166		-	-	-	15,195,166

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

142

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2018.

Table 2—Securities Lending Agreement

BNY Mellon Large Cap Stock Fund	$659
BNY Mellon Large Cap Market Opportunities Fund	59
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	721
BNY Mellon Income Stock Fund	15,837
BNY Mellon Mid Cap Multi-Strategy Fund	57,271
BNY Mellon Small Cap Multi-Strategy Fund	108,494
BNY Mellon Focused Equity Opportunities Fund	4,181
BNY Mellon Small/Mid Cap Multi-Strategy Fund	40,206
BNY Mellon Emerging Markets Fund	3,278
BNY Mellon Asset Allocation Fund	439

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund normally declare and pay dividends from investment income-net annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

143

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2018, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2018, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2018.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 3—Components of Accumulated Earnings
	Undistributed Ordinary Income($)	Accumulated Capital (Losses) ($)	Undistributed Capital Gains ($)	Unrealized Appreciation (Depreciation) ($)
BNY Mellon Large Cap Stock Fund	2,647,528	–	29,093,180	77,780,849
BNY Mellon Large Cap Market Opportunities Fund	820,705	–	8,528,008	18,835,545
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2,500,999	–	30,588,303	145,855,124
BNY Mellon Income Stock Fund	12,250,711	–	67,334,428	248,378,105
BNY Mellon Mid Cap Multi-Strategy Fund	38,202,441	–	133,695,715	1,116,023,054
BNY Mellon Small Cap Multi-Strategy Fund	11,967,157	–	50,562,183	159,566,252
BNY Mellon Focused Equity Opportunities Fund	5,094,887	–	65,453,387	156,519,082
BNY Mellon Small/Mid Cap Multi-Strategy Fund	11,229,869	-	30,738,099	89,179,975
BNY Mellon International Fund	20,121,261	(43,033,415)	–	61,689,592
BNY Mellon Emerging Markets Fund	6,289,561	(398,014,425)	–	160,265,456
BNY Mellon International Appreciation Fund	1,325,594	(31,676,525)	–	(13,072,014)
BNY Mellon International Equity Income Fund	3,598,703	(15,482,631)	–	10,866,220
BNY Mellon Asset Allocation Fund	990,856	–	18,201,909	95,449,580

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 4 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2018.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2018 and August 31, 2017.

During the period ended August 31, 2018, as a result of permanent book to tax differences, where indicated each identified fund increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 6. These permanent book to tax differences are primarily due to the tax treatment for real estate investment trusts for BNY Mellon Large Cap Stock Fund, short-term capital gain distributions from regulated investment company holdings for BNY Mellon Large Cap Market Opportunities Fund, real estate investment trusts and short-term capital gain distributions from regulated investment company holdings for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, real estate investment trusts for BNY Mellon Income Stock Fund, real estate investment trusts and a limited partnership for BNY Mellon Mid Cap Multi-Strategy Fund, real estate investment trusts and net operating losses for BNY Mellon Small Cap Multi-Strategy Fund, real estate investment trusts and passive foreign investment companies for BNY Mellon Small/Mid Cap Multi-Strategy Fund, foreign exchange gains and losses, passive foreign investment companies and expiration of capital loss carryover for BNY Mellon International Fund, foreign exchange gains and losses,

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passive foreign investment companies and foreign capital gain taxes for BNY Mellon Emerging Markets Fund, passive foreign investment companies for BNY Mellon International Appreciation Fund, foreign exchange gains and losses and passive foreign investment companies for BNY Mellon International Equity Income Fund and real estate investment trusts, amortization adjustments, paydown gains and losses on mortgage-backed securities and short-term capital gain distribution from regulated investment company holdings for BNY Mellon Asset Allocation Fund. Net assets and net asset value per share were not affected by these reclassifications.

Table 4—Capital Loss Carryover
		Post-Enactment Short-Term Losses ($)††	Post-Enactment Long-Term Losses ($)†††
				Total ($)

BNY Mellon International Fund	-	-	43,033,415	43,033,415
BNY Mellon Emerging Markets Fund	-	200,669,947	197,344,478	398,014,425
BNY Mellon International Appreciation Fund	-	348,735	31,327,790	31,676,525
BNY Mellon International Equity Income Fund	-	15,482,631	-	15,482,631

† If not applied, the carryovers expire in the above fiscal years.

†† Post-enactment short-term capital losses which can be carried forward for an unlimited period.

††† Post-enactment long-term capital losses which can be carried forward for an unlimited period.

Table 5— Tax Character of Distributions Paid
	2018		2017
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Large Cap Stock Fund	4,171,417	32,834,686	3,649,329	12,129,717
BNY Mellon Large Cap Market Opportunities Fund	1,575,596	8,210,035	1,470,911	7,979,895
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	6,036,550	28,868,361	5,840,522	15,840,777
BNY Mellon Income Stock Fund	52,191,705	60,418,871	27,616,101	32,076,068
BNY Mellon Mid Cap Multi-Strategy Fund	15,027,980	124,384,093	20,569,662	21,609,214
BNY Mellon Small Cap Multi-Strategy Fund	8,631,843	37,617,353	–	2,370,605
BNY Mellon Focused Equity Opportunities Fund	7,661,930	47,893,593	9,861,114	27,877,152
BNY Mellon Small/Mid Cap Multi-Strategy Fund	8,274,304	24,762,761	240,001	1,046,913
BNY Mellon International Fund	17,186,951	–	19,135,813	–
BNY Mellon Emerging Markets Fund	7,842,876	–	5,250,373	–
BNY Mellon International Appreciation Fund	1,570,248	–	1,954,995	–
BNY Mellon International Equity Income Fund	15,234,395	–	9,867,923	–
BNY Mellon Asset Allocation Fund	8,019,496	13,277,207	7,809,568	3,842,171

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NOTES TO FINANCIAL STATEMENTS (continued)

Table 6—Return of Capital Statement of Position

	Accumulated Undistributed Investment Income-Net ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital ($)
BNY Mellon Large Cap Stock Fund	21,291	(21,291)	–
BNY Mellon Large Cap Market Opportunities Fund	804,136	(804,136)	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2,436,323	(2,436,323)	–
BNY Mellon Income Stock Fund	(2,170,186)	2,170,186	–
BNY Mellon Mid Cap Multi-Strategy Fund	(1,706,155)	1,706,155	–
BNY Mellon Small Cap Multi-Strategy Fund	852,192	(852,192)	-
BNY Mellon Small/Mid Cap Multi-Strategy Fund	184,274	(184,274)	–
BNY Mellon International Fund	2,062,930	460,231,240	(462,294,170)
BNY Mellon Emerging Markets Fund	(609,418)	609,418	–
BNY Mellon International Appreciation Fund	44,568	(44,568)	–
BNY Mellon International Equity Income Fund	(648,717)	648,717	–
BNY Mellon Asset Allocation Fund	2,164,793	(2,164,793)	–

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2018, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon International Appreciation Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2018 for BNY Mellon Large Cap Stock Fund was approximately $13,150, with a related weighted average annualized interest rate of 2.30%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2018 for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund was approximately $6,020, with a related weighted average annualized interest rate of 2.77%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2018 for BNY Mellon Income Stock Fund was approximately $5,200, with a related weighted average annualized interest rate of 2.29%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2018 for BNY Mellon Focused Equity Opportunities Fund was approximately $28,200, with a related weighted average annualized interest rate of 2.12%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2018 for BNY Mellon Small/Mid Cap Multi-Strategy Fund was approximately $13,150, with a related weighted average annualized interest rate of 2.46%.

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The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2018 for BNY Mellon Emerging Markets Fund was approximately $27,700, with a related weighted average annualized interest rate of 4.99%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2018 for BNY Mellon International Equity Income Fund was approximately $15,620, with a related weighted average annualized interest rate of 2.41%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Investment Adviser has contractually agreed, from September 1, 2017 through June 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. During the period ended August 31, 2018, there were no reduction in expenses, pursuant to the undertaking.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 1, 2017 through December 31, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $423,988 during the period ended August 31, 2018.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion        .15%

$6 billion up to $12 billion     .12%

In excess of $12 billion      .10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-investment adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. Dreyfus pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to

147

NOTES TO FINANCIAL STATEMENTS (continued)

use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended August 31, 2018, the Distributor retained $337 from commissions earned on sales of BNY Mellon Income Stock Fund Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2018, Class C shares were charged $6,681 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 7 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended August 31, 2018, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 7—Shareholder Services Plan Fees

BNY Mellon Large Cap Stock Fund	$24,990
BNY Mellon Large Cap Market Opportunities Fund	1,507
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	15,762
BNY Mellon Income Stock Fund
Investor Shares	71,439
Class A	9,845
Class C	2,227
BNY Mellon Mid Cap Multi-Strategy Fund	246,179
BNY Mellon Small Cap Multi-Strategy Fund	54,326
BNY Mellon Focused Equity Opportunities Fund	18,982
BNY Mellon Small/Mid Cap Multi-Strategy Fund	9,170
BNY Mellon International Fund	49,577
BNY Mellon Emerging Markets Fund	51,384
BNY Mellon International Appreciation Fund	3,814
BNY Mellon International Equity Income Fund	3,340
BNY Mellon Asset Allocation Fund	16,248

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to the fund subscriptions and redemptions.The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust except for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares transfer agent fees. During the period ended August 31, 2018, .BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares was charged $245 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

Table 8—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	9,708	–
BNY Mellon Large Cap Market Opportunities Fund	4,610	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	9,091	(3)
BNY Mellon Income Stock Fund	29,013	(1,375)
BNY Mellon Mid Cap Multi-Strategy Fund	95,031	(1,401)
BNY Mellon Small Cap Multi-Strategy Fund	44,027	(223)
BNY Mellon Focused Equity Opportunities Fund	13,884	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	30,837	(97)
BNY Mellon International Fund	200,285	(1)
BNY Mellon Emerging Markets Fund	812,545	(1,463)
BNY Mellon International Appreciation Fund	8,625	(35)
BNY Mellon International Equity Income Fund	212,921	–
BNY Mellon Asset Allocation Fund	10,328	(147)

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2018 pursuant to the custody agreement. These fees were partially offset by earnings credits, also summarized in Table 8.

Table 9 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended August 31, 2018.

Table 9—Chief Compliance Officer Fees

BNY Mellon Large Cap Stock Fund	$13,269
BNY Mellon Large Cap Market Opportunities Fund	18,576
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	18,576
BNY Mellon Income Stock Fund	13,269
BNY Mellon Mid Cap Multi-Strategy Fund	21,230
BNY Mellon Small Cap Multi-Strategy Fund	13,269
BNY Mellon Focused Equity Opportunities Fund	13,269
BNY Mellon Small/Mid Cap Multi-Strategy Fund	13,269
BNY Mellon International Fund	13,269
BNY Mellon Emerging Markets Fund	13,269
BNY Mellon International Appreciation Fund	13,269
BNY Mellon International Equity Income Fund	13,269
BNY Mellon Asset Allocation Fund	15,923

Table 10 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

149

NOTES TO FINANCIAL STATEMENTS (continued)

Table 10—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Large Cap Stock Fund	153,987	–	2,134	7,256	5,693	–
BNY Mellon Large Cap Market Opportunities Fund	23,359	–	39	3,658	7,971	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	160,747	–	1,379	4,081	7,971	–
BNY Mellon Income Stock Fund	678,499	520	7,806	9,913	5,693	(7)
BNY Mellon Mid Cap Multi-Strategy Fund	2,172,681	–	24,805	35,108	9,109	–
BNY Mellon Small Cap Multi-Strategy Fund	459,762	—	5,176	19,968	5,693	–
BNY Mellon Focused Equity Opportunities Fund	343,376	–	2,349	5,000	5,693	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	233,136	–	844	10,827	5,693	–
BNY Mellon International Fund	825,533	–	4,341	75,000	5,693	–
BNY Mellon Emerging Markets Fund	916,505	–	4,289	348,746	5,693	–
BNY Mellon International Appreciation Fund	31,847	–	313	2,998	5,693	–
BNY Mellon International Equity Income Fund	260,451	–	327	93,167	5,693	–
BNY Mellon Asset Allocation Fund	124,000	–	1,465	4,004	6,832	(39,627)

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures and options transactions, during the period ended August 31, 2018.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2018 is discussed below.

Futures: In the normal course of pursuing their investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2018 are set forth in the Statements of Futures.

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Table 11—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	138,835,319	193,840,197
BNY Mellon Large Cap Market Opportunities Fund	12,416,637	26,299,279
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	51,758,799	92,748,957
BNY Mellon Income Stock Fund	797,348,879	967,892,055
BNY Mellon Mid Cap Multi-Strategy Fund	1,591,416,433	1,571,783,593
BNY Mellon Small Cap Multi-Strategy Fund	362,727,245	407,127,859
BNY Mellon Focused Equity Opportunities Fund	240,628,701	250,081,896
BNY Mellon Small/Mid Cap Multi-Strategy Fund	211,577,586	256,523,367
BNY Mellon International Fund	659,996,264	624,746,704
BNY Mellon Emerging Markets Fund	853,546,345	790,534,281
BNY Mellon International Appreciation Fund	3,519,803	7,062,821
BNY Mellon International Equity Income Fund	207,231,272	202,361,724
BNY Mellon Asset Allocation Fund	98,581,243	101,300,854

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at August 31, 2018 are set forth in the Statement of Option Written.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of

151

NOTES TO FINANCIAL STATEMENTS (continued)

underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At August 31, 2018, there were no forward contracts outstanding for BNY Mellon International Fund and BNY Mellon International Equity Income Fund. Forward contracts open at August 31, 2018 for BNY Mellon Emerging Markets Fund are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 12 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2018.

Table 12—Derivative of Assets and Liabilities subject to Master Netting Agreements

BNY Mellon Emerging Markets Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(126)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(126)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(126)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
UBS Securities	(126)		-	-	(126)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

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Table 13 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended August 31, 2018.

Table 13—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	589,680
BNY Mellon International Fund Forward contracts	4,884,630
BNY Mellon Emerging Markets Fund Forward contracts	3,571,015
BNY Mellon International Appreciation Fund Equity futures	759,935
BNY Mellon International Equity Income Fund Forward contracts	894,023

Table 14 summarizes the cost of investments inclusive of derivative contracts for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at August 31, 2018.

Table 14—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	202,894,470	82,068,141	4,287,292	77,780,849
BNY Mellon Large Cap Market Opportunities Fund	46,334,948	19,210,799	375,254	18,835,545
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	211,143,190	146,902,315	1,047,191	145,855,124
BNY Mellon Income Stock Fund	973,610,001	267,669,134	19,291,029	248,378,105
BNY Mellon Mid Cap Multi-Strategy Fund	2,368,901,917	1,156,214,401	40,191,682	1,116,022,719
BNY Mellon Small Cap Multi-Strategy Fund	517,113,735	180,874,097	21,307,845	159,566,252
BNY Mellon Focused Equity Opportunities Fund	431,160,846	163,778,699	7,259,617	156,519,082
BNY Mellon Small/Mid Cap Multi-Strategy Fund	285,701,113	101,742,169	12,562,194	89,179,975
BNY Mellon International Fund	1,073,796,613	121,502,280	59,746,319	61,755,961
BNY Mellon Emerging Markets Fund	768,301,461	213,801,480	53,383,330	160,418,150
BNY Mellon International Appreciation Fund	87,783,239	15,143,689	28,215,707	(13,072,018)
BNY Mellon International Equity Income Fund	349,203,740	32,962,445	22,094,765	10,867,680
BNY Mellon Asset Allocation Fund	401,312,648	101,600,007	6,150,427	95,449,580

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
BNY Mellon Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund, (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, investments in affiliated issuers, options written (with respect to BNY Mellon Income Stock Fund), forward foreign currency exchange contracts (with respect to BNY Mellon Emerging Markets Fund), and futures (with respect to BNY Mellon International Appreciation Fund), as of August 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Fund Advisers investment companies since 2000.

New York, New York
October 29, 2018

154

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Large Cap Stock Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 99.41% of ordinary income dividends paid during the fiscal year ended August 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $4,171,417 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.7313 per share as a capital gain dividend paid on December 12, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0324 as a short-term capital gain dividend paid on December 12, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Large Cap Market Opportunities Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 44.76% of ordinary income dividends paid during the fiscal year ended August 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $695,394 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.5490 per share as a capital gain dividend paid on December 20, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1274 as a short-term capital gain dividend paid on December 20, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 94.17% of ordinary income dividends paid during the fiscal year ended August 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $5,988,090 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.4288 per share as a capital gain dividend paid on December 20, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0711 as a short-term capital gain dividend paid on December 20, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Income Stock Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 77.19% of ordinary income dividends paid during the fiscal year ended August 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $29,710,128 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.4709 per share as a capital gain dividend paid on December 12, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.2182 as a short-term capital gain dividend paid on December 12, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 79.61% of ordinary income dividends paid during the fiscal year ended August 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum

155

IMPORTANT TAX INFORMATION (Unaudited) (continued)

amount allowable but not less than $15,027,980 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.7243 per share as a capital gain dividend paid on December 20, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0453 as a short-term capital gain dividend paid on December 20, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 46.44% of ordinary income dividends paid during the fiscal year ended August 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $5,528,981 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.3854 per share as a capital gain dividend paid on December 19, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.3179 as a short-term capital gain dividend paid on December 19, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

Mellon Focused Equity Opportunities Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 44.62% of ordinary income dividends paid during the fiscal year ended August 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $1,369,677 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.6643 per share as a capital gain dividend paid on December 13, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1980 as a short-term capital gain dividend paid on December 13, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 32.37% of ordinary income dividends paid during the fiscal year ended August 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $3,462,089 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.1105 per share as a capital gain dividend paid on December 13, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.3680 as a short-term capital gain dividend paid on December 13, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $34,689,987 as income sourced from foreign countries for the fiscal year ended August 31, 2018 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $3,059,930 as taxes paid from foreign countries for the fiscal year ended August 31, 2018 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. Also the fund reports the maximum amount allowable, but not less than $17,186,951 as ordinary income dividends paid

156

during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $25,924,695 as income sourced from foreign countries for the fiscal year ended August 31, 2018 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $3,094,667 as taxes paid from foreign countries for the fiscal year ended August 31, 2018 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. Also the fund reports the maximum amount allowable, but not less than $7,842,876 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Appreciation Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $2,657,708 as income sourced from foreign countries for the fiscal year ended August 31, 2018 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $267,624 as taxes paid from foreign countries for the fiscal year ended August 31, 2018 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. Also the fund reports the maximum amount allowable, but not less than $1,570,248 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Equity Income Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $21,224,975 as income sourced from foreign countries for the fiscal year ended August 31, 2018 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $2,007,797 as taxes paid from foreign countries for the fiscal year ended August 31, 2018 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. Also the fund reports the maximum amount allowable, but not less than $15,234,395 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Asset Allocation Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 24.21% of ordinary income dividends paid during the fiscal year ended August 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $2,038,852 as ordinary income dividends paid during the fiscal year ended August 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.3563 per share as a capital gain dividend paid on December 29, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

157

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 5-6, 2018, the Board considered the renewal of (i) the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together, the “Agreement”), (ii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, pursuant to which Walter Scott & Partners Limited (“Walter Scott”) provides day-to-day management of the portion of each fund’s investments allocated to the U.S. Large Cap Equity Strategy, (iii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Boston Partners Global Investors, Inc. (“Boston Partners”) provides day-to-day management of the fund’s investments allocated to the Boston Partners Mid Cap Value Strategy and (iv) the Sub-Investment Advisory Agreement with respect to BNY Mellon MAt a meeting of the Trust’s Board of Trustees held on March 5-6, 2018, the Board considered the renewal of (i) the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together, the “Agreement”), (ii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, pursuant to which Walter Scott & Partners Limited (“Walter Scott”) provides day-to-day management of the portion of each fund’s investments allocated to the U.S. Large Cap Equity Strategy, (iii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Boston Partners Global Investors, Inc. (“Boston Partners”) provides day-to-day management of the fund’s investments allocated to the Boston Partners Mid Cap Value Strategy and (iv) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Geneva Capital Management LLC (“GCM”) provides day-to-day management of the portion of the fund’s investments allocated to the Geneva Mid Cap Growth Strategy (Walter Scott, Boston Partners and GCM, collectively, the “Sub-Advisers”). The Agreement and each Sub-Investment Advisory Agreement are collectively referred to as the “Agreements”. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of the administrative services referenced above. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Advisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios.

The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”). At Dreyfus’ request, the Board also reviewed reports prepared by Broadridge with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Asset Allocation Fund (each, a “Fund of Funds”) which included information comparing (1) each fund’s performance with the performance of a group of comparable funds of funds from various Lipper categories (the “Funds of Funds Performance Group”) and with a broader group of funds (the “Fund of Funds Performance Universe), all for various periods ended December 31, 2017, and (2) each fund’s actual and contractual management fees and total expenses with those of a

158

group of comparable funds of funds (the “Funds of Funds Expense Group”) and with a broader group of funds of funds (the “Funds of Funds Expense Universe”). The information for each comparison was derived in part from fund financial statements available to Broadridge as of the date of its analysis. With respect to each Fund of Funds, it was noted that the Funds of Funds Performance Universe was the same as or similar to each fund’s respective Performance Universe, and so a separate comparison of the performance of each Fund of Funds to its Funds of Funds Performance Universe was not discussed. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe, and Dreyfus representatives informed the Board of the methodology Broadridge used to select the funds in the Funds of Funds Performance Group and the Fund of Funds Performance Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe. The Board discussed the results of the comparisons with representatives of Dreyfus, its affiliates and/or the Sub-Adviser(s), as applicable.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as each fund and (2) paid to Dreyfus, the Sub-Adviser(s) or the Dreyfus-affiliated primary employer of each fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to each Sub-Adviser in relation to the fee paid to Dreyfus by the relevant fund and the respective services provided by the Sub-Adviser and Dreyfus. The Board also took into consideration that each Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the relevant fund) and not the fund.

BNY Mellon Large Cap Market Opportunities Fund

The Board considered that the fund’s total return performance was above the Performance Group and Performance Universe medians (second highest in the Performance Group for the one- and four-year periods and highest for the two- and three-year periods), and above the Funds of Funds Performance Group medians (highest in the Funds of Funds Performance Group) for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and the Funds of Funds Expense Group and Funds of Funds Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and at the Funds of Funds Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and above the Funds of Funds Expense Group and Funds of Funds Expense Universe medians and the fund’s total expenses were below the Expense Group, Expense Universe, Funds of Funds Expense Group and Fund of Funds Expense Universe medians. The Board considered that the fund invests a portion of its assets in underlying mutual funds (“Acquired Funds”) and that the fund’s pro rata share of the expenses of the Acquired Funds (the “Acquired Fund Expenses”) were included in the fund’s actual total expense rankings in the Expense Group and Expense Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe and that the other funds of funds in the Funds of Funds Expense Group and Funds of Funds Expense Group Universe also included Acquired Fund Expenses.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The Board considered that the fund’s total return performance was above the Performance Group median for the two- and three-year periods (highest in the Performance Group for the two-year period), but below the Performance Group median for the one-, four- and five-year periods, and above the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians. The Board considered that the fund invests a portion of its assets in Acquired Funds and that the fund’s pro rata share of the Acquired Fund Expenses was included in the fund’s actual total expense rankings in the Expense Group and Expense Universe.

BNY Mellon Mid Cap Multi-Strategy Fund

The Board considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians all periods, except for the two- and ten-year periods when it was below the Performance Group and Performance Universe medians. The Board considered the proximity of the fund’s total return to the Performance Group and/or Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Small Cap Multi-Strategy Fund

The Board considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the four-year period when the fund’s performance was slightly below the Performance Group median and the ten-year period when the fund’ performance was below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

The Board considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the five-year period when the fund’s performance was slightly below the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Income Stock Fund

The Board considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s performance was below the Performance Group and Performance Universe medians and the ten-year period when the fund’s performance was slightly below the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

Dreyfus representatives stated that the investment adviser has contractually agreed, until June 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of Class A, C, I or Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90% of the fund’s average daily net assets.

BNY Mellon Focused Equity Opportunities Fund

The Board considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest or second highest in the Performance Group for all periods). Dreyfus also provided a

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comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Asset Allocation Fund

The Board considered that the fund’s total return performance was above the Performance Group median for the one-, two- and three-year periods but below the Performance Group median for the four-, five- and ten-year periods, and below the Performance Universe median for all periods except the one- and two-year periods. They also considered that the fund’s total return performance was above the Funds of Funds Performance Group median for the three-, four- and ten-year periods, but below the Funds of Funds Performance Group median for the one-, two and five-year periods, and was below the Fund of Funds Performance Universe median for all periods except for the one- and two-year periods. The Board considered the proximity of the fund’s total return to the Performance Group, Performance Universe, Funds of Funds Performance Group and/or Funds of Funds Performance Universe medians in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and the Funds of Funds Expense Group and Funds of Funds Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and above the Funds of Funds Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and above the Funds of Funds Expense Group and Funds of Funds Expense Universe medians and the fund’s total expenses were below the Expense Group, Expense Universe, Funds of Funds Expense Group and Funds of Funds Expense Universe medians. The Board considered that the fund invests a portion of its assets in Acquired Funds and that the fund’s pro rata share of the Acquired Fund Expenses was included in the fund’s actual total expense rankings in the Expense Group and Expense Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe and that the other funds of funds in the Funds of Funds Expense Group and Funds of Funds Expense Group Universe also included Acquired Fund Expenses.

Dreyfus representatives stated that the investment adviser has contractually agreed, until December 31, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of none of its classes (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.87% of the fund’s average daily net assets.

BNY Mellon International Fund

The Board considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods, except for the two- and four-year periods when the fund’s performance was slightly below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Emerging Markets Fund

The Board considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the five- and ten-year periods when the fund’s performance was below the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Large Cap Stock Fund

The Board considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the one-year period when the fund’s performance was above the Performance Group and Performance Universe medians and the four-year period, when the fund’s performance was at and above the Performance Group and Performance Universe medians, respectively. The Board considered the proximity of the fund’s total return to the Performance Group and/or Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was

161

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

considered that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group median and above the Expense Universe median.

BNY Mellon International Appreciation Fund

The Board considered that the fund’s total return performance was below the Performance Group medians for all periods, except for the three-year period when the fund’s performance was at the Performance Group median, and below the Performance Universe medians for all periods, except for the three- and five-year period when the fund’s performance was above the Performance Universe median. The Board considered the proximity of the fund’s total return to the Performance Group and/or Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon International Equity Income Fund

The Board considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group for all periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement for BNY Mellon Asset Allocation Fund and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Sub-Adviser(s), as applicable, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for each fund and the extent to which economies of scale would be realized if each fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the relevant fund, pays each Sub-Adviser pursuant to its corresponding Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus and the Sub-Advisers from acting as investment adviser and sub-investment advisers, respectively, and took into consideration the soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund, by Walter Scott to BNY Mellon Large Cap

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Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and by Boston Partners and GCM to BNY Mellon Mid Cap Multi-Strategy Fund are adequate and appropriate.

• With respect to BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon Focused Opportunities Fund, BNY Mellon International Fund and BNY Mellon International Equity Income Fund, the Board was satisfied with each fund’s performance.

• With respect to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund, BNY Mellon Emerging Markets Fund, BNY Mellon Mid-Cap Multi-Strategy Fund and BNY Mellon Income Stock Fund, the Board generally was satisfied with each fund’s overall performance.

• With respect to BNY Mellon International Appreciation Fund and BNY Mellon Large Cap Stock Fund, while the Board was concerned with the funds’ performance, the Board expressed confidence in the funds’ strategies and portfolio managers and agreed to closely monitor performance.

• For each fund, the Board concluded that the fee paid to Dreyfus and the Sub-Adviser(s), as applicable, continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the fees charged by Dreyfus under the Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Asset Allocation Fund were for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which those funds invested.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to the funds pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Advisers, of Dreyfus and the Sub-Advisers and the services provided to the funds by Dreyfus and, as applicable, the Sub-Advisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreements, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreements for the funds, or substantially similar agreements for other funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the funds’ arrangements, or substantially similar arrangements for other funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (75)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (82)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (62)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (74)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (70)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald (1994-2018)

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

Maureen M. Young (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

164

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 54 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017; from March 2013 to December 2017 Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

165

NOTES

166

NOTES

167

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK
Geneva Capital Management LLC
100 East Wisconsin Avenue
Suite 2550,
Milwaukee, WI 53202

Boston Partners Global Investors, Inc.
909 Third Avenue
New York, NY 10022

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park AvenueNew York, NY 10166

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation	MFTAR0818-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT August 31, 2018

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2017 through August 31, 2018. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February of 2018, major global economies appeared to be in lock-step as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trek across sectors and market caps. Interest rates rose across the curve putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, the first rumblings of discontent shook equity markets. Global growth and monetary policy paths began to diverge. Non-U.S. economies weakened. Momentum sputtered, and equities began to struggle. Emerging market debt, non-U.S. denominated bonds, and corporate debt gave up much of the performance earned earlier in the period. Long-term U.S. interest rates started to fall. The shockwave ended in April and pressure on U.S. equity markets eased, allowing U.S. equity markets to end the 12-month period with double-digit gains.

Despite new concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that signal possible change on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe

President

BNY Mellon Funds Trust

September 17, 2018

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2017 through August 31, 2018, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Bond Fund’s Class M shares produced a total return of -1.10%, and Investor shares produced a total return of -1.35%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of -1.05% for the same period.2

Bonds produced negative total returns, on average, over the reporting period amid rising interest rates and expectations of accelerating inflation in a growing economy. The fund produced slightly lower returns than the Index, primarily due to issue-selection decisions.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in bonds. Investments in bonds may include government securities, corporate bonds, municipal bonds and mortgage-related securities. The investment adviser actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risks. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Interest-Rate Fluctuations Detract From Bond Performance

In general, bonds lost varying degrees of value over the period. In late 2017, the U.S. Federal Reserve Board (the “Fed”) began to unwind its balance sheet through sales of U.S. government securities and started to raise the overnight target federal funds rate by 25 basis points at approximately every other meeting. Longer-term interest rates climbed during the first portion of the reporting period. Corporate and emerging-market debt soundly outperformed like-duration Treasuries. However, market volatility appeared in February and a paradigm shift occurred. Concerns over high U.S. inflation sprouted, and while the U.S. economy continued to strengthen, economies in many parts of the world softened. Corporates and emerging-market debt gave up much of their earlier returns. In a flight to quality, long-term U.S. Treasury rates softened as well. When coupled with the Fed’s rate hikes, which boost the short end of the curve, the U.S. yield curve began a flattening trend that would last through the end of the reporting period.

In this environment, corporate-backed securities fared better than like-duration nominal U.S. Treasuries. Spurred on by robust economic growth and strong corporate earnings, investors favored the higher-yielding debt. There was also a preference for U.S. Treasury Inflation-Protected Securities (TIPS) as inflationary pressures began to mount early in 2018. Instruments with reduced sensitivity to interest-rate fluctuations also generally outperformed the broader market.

Sector Allocation and Credit Quality Decisions Drive Results

Corporate bond prices were supported during the period by growing earnings, upbeat business sentiment, and investors’ preference for higher levels of current income. Allocation and duration decisions within the finance and technology subsectors were additive. An overweight allocation and short duration position within agencies, particularly taxable municipal bonds, also benefited performance. Exposure to nominal Treasuries was underweight, boosting results. Overweight exposure to well-performing TIPS also helped relative returns. An underweight to AAA-rated bonds was also additive, as was issue selection. Overweights to AA- and BBB-rated bonds also proved beneficial.

Disappointments during the reporting period included issue selection within some corporate bond sectors, particularly in financials. In addition, the securitized sector detracted from performance, largely due to duration positioning.

Anticipating a Flattening Yield Curve and Strong Corporate Earnings

Most analysts expect additional short-term interest-rate hikes by the Fed, and we anticipate that short- and intermediate-term interest rates will continue to rise modestly in response. However, we believe the long end of the curve will remain tethered to global long-term rates. This may cause continued flattening of the yield curve. We think these developments may constrain total returns from U.S. government securities, but corporate bonds could continue to benefit from growing corporate earnings and reduced U.S. tax rates. Despite strong fundamentals, it is worth noting that corporate spreads have widened modestly since the beginning of the calendar year, while high yield spreads continue to tighten.

Therefore, as of the reporting period’s end, we maintain the fund’s short duration in a modestly defensive position, as we seek to protect against rising interest rates in the short and intermediate segments of the yield curve. We will keep an eye on widening corporate spreads, but do not foresee deterioration in fundamentals within our current climate of robust economic activity. We anticipate maintaining our overweight corporate credit position with the expectation of continued strong corporate earnings and what we believe are favorable return profiles.

September 17, 2018

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2. Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period from September 1, 2017 through August 31, 2018, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of -0.58%, and Investor shares produced a total return of -0.84%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of -1.01% for the same period.2

Intermediate-term bonds produced negative total returns, on average, over the reporting period amid rising interest rates and expectations of accelerating inflation in a growing economy. The fund produced higher returns than the Index, primarily due to the success of our sector allocation and credit quality decisions.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in bonds. The investment adviser actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. Investments in bonds may include government securities, corporate bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select bonds and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Interest-Rate Fluctuations Detract From Bond Performance

In general, bonds lost varying degrees of value over the period. In late 2017, the U.S. Federal Reserve (the “Fed”) began to unwind its balance sheet through sales of U.S. government securities and started to raise the overnight target federal funds rate by 25 basis points at approximately every other meeting. Longer-term interest rates climbed during the first portion of the reporting period. Corporate and emerging market debt soundly outperformed like-duration Treasuries. However, market volatility appeared in February and a paradigm shift occurred. Concerns over high U.S. inflation sprouted, and while the U.S. economy continued to strengthen, economies in many parts of the world softened. Corporates and emerging market debt gave up much of their earlier returns. In a flight to quality, long-term U.S. Treasury rates softened as well. When coupled with the Fed’s rate hikes, which boost the short end of the curve, the U.S. yield curve began a flattening trend that would last through the end of the reporting period.

In this environment, corporate-backed securities fared better than like-duration nominal U.S. Treasuries. Spurred on by robust economic growth and strong corporate earnings, investors favored the higher-yielding debt. There was also a preference for U.S. Treasury Inflation-Protected Securities (TIPS) as inflationary pressures began to mount early in 2018. Instruments with reduced sensitivity to interest-rate fluctuation also generally outperformed the broader market.

Fund Strategies Enhanced Relative Results

Short duration positioning coupled with effective allocation decisions aided relative results during the period. An overweight allocation to corporate-backed bonds helped bolster the fund’s relative performance as corporate bond prices were supported by growing earnings, upbeat business sentiment, and investors’ preference for higher levels of current income. Shorter duration positioning versus the Index also helped results. Bonds issued by companies in the financial and industrial sectors were the largest contributors to performance. Within Treasuries, overweight exposure to TIPS helped boost the fund’s relative results, as did an underweight position in nominal Treasuries with short duration positioning. In government-related securities, an overweight to taxable municipal bonds was a significant driver of return. The decision to underweight AAA-quality bonds while keeping duration short was also additive to fund performance.

Disappointments during the reporting period included security selection effects within the corporate bond sector, which detracted from relative results. In addition, positioning within AA- and A-rated bonds was a modest headwind.

Anticipating a Flattening Yield Curve and Strong Corporate Earnings

Most analysts expect additional short-term interest-rate hikes by the Fed, and we anticipate that short- and intermediate-term interest rates will continue to rise modestly in response. However, we believe the long end of the curve will remain tethered to global long-term rates. This may cause continued flattening of the yield curve. We think these developments may constrain total returns from U.S. government securities, but corporate bonds could continue to benefit from growing corporate earnings and reduced U.S. tax rates. Despite strong fundamentals, it is worth noting that corporate spreads have widened modestly since the beginning of the calendar year, while high yield spreads continue to tighten.

Therefore, as of the reporting period’s end, we maintain the fund’s short duration in a modestly defensive position, as we seek to protect against rising interest rates in the short and intermediate segments of the yield curve. We will keep an eye on widening corporate spreads, but do not foresee deterioration in fundamentals within our current climate of robust economic activity. We anticipate maintaining our overweight corporate credit position with the expectation of continued strong corporate earnings and what we believe are favorable return profiles.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through August 31, 2018, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of -0.48%, and Investor shares produced a total return of -0.72%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Credit Index (the “Index”), produced a total return of -0.64%, and the Bloomberg Barclays U.S. Credit Index, the fund’s secondary benchmark, produced a total return of -0.99% for the same period.2,3

Investment-grade corporate-backed bonds produced negative total returns, on average, over the reporting period amid rising interest rates and expectations of accelerating inflation in a growing economy. The fund’s Class M shares produced a higher return for the period than the Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk. We choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Interest-Rate Fluctuations Detract From Bond Performance

In general, bonds lost varying degrees of value over the period. In late 2017, the U.S. Federal Reserve (the “Fed”) began to unwind its balance sheet through sales of U.S. government securities and started to raise the overnight target federal funds rate by 25 basis points at approximately every other meeting. Longer-term interest rates climbed during the first portion of the reporting period. Corporate and emerging market debt soundly outperformed like-duration Treasuries. However, market volatility appeared in February and a paradigm shift occurred. Concerns over high U.S. inflation sprouted, and while the U.S. economy continued to strengthen, economies in many parts of the world softened. Corporates and emerging market debt gave up much of their earlier returns. In a flight to quality, long-term U.S. Treasury rates softened as well. When coupled with the Fed’s rate hikes, which boost the short end of the curve, the U.S. yield curve began a flattening trend that would last through the end of the reporting period.

In this environment, corporate-backed securities fared better than like-duration nominal U.S. Treasuries. Spurred on by robust economic growth and strong corporate earnings, investors favored the higher-yielding debt. There was also a preference for U.S. Treasury Inflation-Protected Securities (TIPS) as inflationary pressures began to mount early in 2018. Instruments with reduced sensitivity to interest-rate fluctuation also generally outperformed the broader market.

Sector Allocation and Credit Quality Decisions Drive Results

Corporate bond prices were supported during the period by growing earnings, upbeat business sentiment, and investors’ preference for higher levels of current income. Allocation and duration decisions within the finance and technology subsectors were additive. An overweight allocation and short duration position within agencies, particularly taxable municipal bonds, also benefited performance. An underweight to AAA-rated bonds was also additive, as was issue selection. Overweights to AA- and BBB-rated bonds also proved beneficial. Exposure to high yield bonds also helped buoy relative results.

Disappointments during the reporting period included issue selection within some corporate bond sectors, particularly in financials. In addition, the securitized sector detracted from performance, largely due to duration positioning.

Anticipating a Flattening Yield Curve and Strong Corporate Earnings

Most analysts expect additional short-term interest-rate hikes by the Fed, and we anticipate that short- and intermediate-term interest rates will continue to rise modestly in response. However, we believe the long end of the curve will remain tethered to global long-term rates. This may cause continued flattening of the yield curve. We think these developments may constrain total returns from U.S. government securities, but corporate bonds could continue to benefit from growing corporate earnings and reduced U.S. tax rates. Despite strong fundamentals, it is worth noting that corporate spreads have widened modestly since the beginning of the calendar year, while high yield spreads continue to tighten.

Therefore, as of the reporting period’s end, we maintain the fund’s short duration in a modestly defensive position, as we seek to protect against rising interest rates in the short and intermediate segments of the yield curve. We will keep an eye on widening corporate spreads, but do not foresee deterioration in fundamentals within our current climate of robust economic activity. We anticipate maintaining our overweight corporate credit position with the expectation of continued strong corporate earnings and what we believe are favorable return profiles.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Bond Index. Investors cannot invest directly in any index.

3 Source: Lipper Inc. – The Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period from September 1, 2017 through August 31, 2018, as provided by Lawrence R. Dunn, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of -0.36%, and Investor shares produced a total return of -0.69%.1 In comparison, the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of -0.05% for the same period.2

Short-term U.S. government securities produced mildly negative total returns over the reporting period amid rising interest rates and expectations of accelerating inflation in a strengthening economy. The fund underperformed its benchmark, mainly due to positioning in mortgage-backed securities and nominal Treasuries.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, generally we then seek to identify what we believe are potentially profitable sectors before they are widely perceived as such by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Interest-Rate Fluctuations Detract From Bond Performance

In late 2017, the U.S. Federal Reserve (the “Fed”) began to unwind its balance sheet through sales of U.S. government securities and started to raise the overnight target federal funds rate by 25 basis points at approximately every other meeting. Longer-term interest rates climbed during the first portion of the reporting period. Higher-yielding debt soundly outperformed like-duration Treasuries. However, market volatility appeared in February and a paradigm shift occurred. Concerns over high U.S. inflation sprouted, and while the U.S. economy continued to strengthen, economies in many parts of the world softened. Higher-yielding debt gave up much of its earlier returns. In a flight to quality, long-term U.S. Treasury rates softened as well. When coupled with the Fed’s rate hikes, which boost the short end of the curve, the U.S. yield curve began a flattening trend that would last through the end of the reporting period. Rates up to the five-year maturity point of the curve rose significantly. The increases on maturities greater than 10 years were not enough to create a steepening effect.

In this environment, higher-yielding securities fared better than like-duration nominal U.S. Treasuries. There was also a preference for U.S. Treasury Inflation-Protected Securities (TIPS) as inflationary pressures began to mount early in 2018. Instruments with reduced sensitivity to interest-rate fluctuation also generally outperformed the broader market.

Mortgage-Backed Securities Weighed on Fund Results

The fund’s performance compared to the Index was constrained over the reporting period by its holdings of mortgage-backed securities, which typically feature longer durations and tend to be more sensitive to the adverse effects of rising interest rates. Heavy trading of mortgage-backed securities in January and February 2018 proved particularly counterproductive, especially among the fund’s holdings of pools of 10-year amortizing mortgages with average maturities of two to three-and-a-half years. Since March, holdings of mortgage-backed securities have been additive, but not enough to offset the losses experienced during the first few months of 2018. In addition, exposure to U.S. Treasury securities, which comprised approximately 20% of the fund’s assets, also detracted mildly from its relative performance due to the relatively long durations of those securities.

The fund achieved better results from its holdings of U.S. government agency debentures, which were supported by relatively short durations and a low level of early-redemption activity in the rising interest-rate environment.

We generally maintained the fund’s average duration in a market-neutral position in order to reduce the portfolio’s exposure to interest-rate risks. We seek to add value through yield generation as opposed to price appreciation.

Positioned for Rising Short-Term Interest Rates

As of the end of the reporting period, we expect the longstanding U.S. economic recovery to continue. This will encourage the Fed to remain on track to raise short-term rates at a measured pace as additional inflationary pressures mount. We believe this should drive yields of short-term U.S. government securities higher. The long end of the curve will likely remain tethered to global rates, causing the yield curve to continue the flattening trend.

In this environment, we may look for opportunities to reduce the fund’s exposure to nominal Treasuries at the two- and three-year maturity points of the curve and move the fund into floating rate notes inside of the one-year maturity point. This will reduce duration and create a position that should benefit directly from rising interest rates. We will also continue to monitor the spread between agencies and mortgages, and may seek to reduce the fund’s holdings in mortgages should that spread narrow.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in BNY Mellon Bond Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	-1.10%	2.29%	3.55%
Investor shares	-1.35%	2.05%	3.29%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.05%	2.49%	3.70%

†  Source: Lipper Inc.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Bond Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

Comparison of change in value of $10,000 investment in BNY Mellon Intermediate Bond Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	-0.58%	1.45%	2.68%
Investor shares	-0.84%	1.19%	2.42%
Bloomberg Barclays U.S. Intermediate Government/Credit Index	-1.01%	1.76%	3.05%

†  Source: Lipper Inc.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/08 to a $10,000 investment made in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Corporate Bond Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Year	From Inception
Class M shares	3/2/12	-0.48%	3.60%	3.44%
Investor shares	3/2/12	-0.72%	3.36%	3.20%
Bloomberg Barclays U.S. Intermediate Credit Index	2/29/12	-0.64%	2.70%	2.60%††
Bloomberg Barclays U.S. Credit Index	2/29/12	-0.99%	3.64%	3.27%††

†  Source: Lipper Inc.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Corporate Bond Fund on 3/2/12 (inception date) to a $10,000 investment made in each of the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††  For comparative purposes, the value of the indices as of 02/29/12 is used as the beginning value on 3/2/12.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10

Comparison of change in value of $10,000 investment in BNY Mellon Short-Term U.S. Government Securities Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	-0.36%	0.28%	0.85%
Investor shares	-0.69%	0.04%	0.58%
Bloomberg Barclays U.S. Government 1-3 Year Bond Index	-0.05%	0.64%	1.28%

†  Source: Lipper Inc.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2018 to August 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2018
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.78	$4.05
Ending value (after expenses)	$1,008.20	$1,006.90
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.78	$4.04
Ending value (after expenses)	$1,008.10	$1,006.00
Annualized expense ratio (%)	.55	.80
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.78	$4.05
Ending value (after expenses)	$1,007.00	$1,006.60
Annualized expense ratio (%)	.55	.80
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.78	$4.04
Ending value (after expenses)	$1,006.60	$1,005.30
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2018
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

13

STATEMENT OF INVESTMENTS
August 31, 2018

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.6%
Aerospace & Defense - .4%
Northrop Grumman, Sr. Unscd. Notes	2.08	10/15/20	3,560,000	3,488,568
Airlines - .5%
American Airlines, Bonds	3.38	5/1/27	4,650,775	4,522,832
Automobiles & Components - .5%
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/20	5,145,000	5,094,271
Banks - 9.8%
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	9,330,000	9,331,548
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	9,170,000	9,029,928
Barclays, Sub. Notes	5.20	5/12/26	4,055,000	4,012,163
Citigroup, Sub. Notes	4.45	9/29/27	10,200,000	10,115,275
Citizens Financial Group, Sub. Notes	4.15	9/28/22	8,555,000	[a] 8,578,567
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000	9,997,186
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	5,770,000	5,679,457
Morgan Stanley, Sub. Notes	4.88	11/1/22	11,490,000	11,980,053
Rabobank Nederland, Gtd. Notes	4.50	1/11/21	8,060,000	8,285,253
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/22	3,660,000	3,842,434
Societe Generale, Sub. Notes	4.75	11/24/25	8,355,000	[a] 8,349,654
Wells Fargo & Co., Sr. Unscd. Notes	2.63	7/22/22	3,530,000	3,418,064
Wells Fargo & Co., Sub. Notes	4.90	11/17/45	6,265,000	6,341,399
				98,960,981
Beverage Products - 1.3%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	5,935,000	6,054,202
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000	7,212,909
				13,267,111
Commercial & Professional Services - 1.1%
George Washington University, Unscd. Bonds	4.13	9/15/48	5,350,000	5,394,590
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	5,765,000	5,969,198
				11,363,788
Commercial Mortgage Pass-Through Ctfs. - 1.8%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	4,187,153	4,203,667
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, Cl. A4	3.20	3/15/48	4,835,000	4,815,748
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	9,045,000	8,928,617
				17,948,032

14

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.6% (continued)
Diversified Financials - 1.4%
AerCap Ireland Capital, Gtd. Notes	4.50	5/15/21	7,735,000	7,871,169
Intercontinental Exchange, Gtd. Notes	2.75	12/1/20	6,035,000	5,988,464
				13,859,633
Electronic Components - .5%
Tech Data, Sr. Unscd. Notes	4.95	2/15/27	5,230,000	5,145,506
Energy - 2.6%
Andeavor, Notes	3.80	4/1/28	4,250,000	4,102,425
BP Capital Markets, Gtd. Notes	2.50	11/6/22	4,640,000	4,497,386
Concho Resources, Gtd. Notes	4.30	8/15/28	3,375,000	3,380,875
Exxon Mobil, Sr. Unscd. Notes	1.71	3/1/19	4,425,000	4,410,267
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/24	3,300,000	3,550,669
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	3,145,000	3,048,694
Williams Cos., Sr. Unscd. Notes	4.30	3/4/24	3,516,000	3,561,995
				26,552,311
Foreign/Governmental - 1.4%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	7,625,000	7,687,906
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000	6,588,847
				14,276,753
Health Care - 2.7%
AbbVie, Sr. Unscd. Notes	2.90	11/6/22	5,090,000	4,970,168
Amgen, Sr. Unscd. Notes	5.65	6/15/42	4,955,000	5,528,390
Biogen, Sr. Unscd. Notes	2.90	9/15/20	5,600,000	5,583,410
Celgene, Sr. Unscd. Notes	2.88	8/15/20	4,305,000	4,285,812
CVS Health, Sr. Unscd. Notes	4.78	3/25/38	7,180,000	7,165,137
				27,532,917
Industrials - .7%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	7,215,000	7,114,599
Information Technology - 2.3%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	4,895,000	4,830,900
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	2,016,000	2,021,879
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	7,035,000	6,864,981
Oracle, Sr. Unscd. Notes	2.50	5/15/22	9,660,000	9,463,404
				23,181,164
Internet Software & Services - 1.7%
Amazon.com, Sr. Unscd. Notes	2.40	2/22/23	6,655,000	6,438,578

15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.6% (continued)
Internet Software & Services - 1.7% (continued)
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	5,620,000	5,541,245
eBay, Sr. Unscd. Notes	2.60	7/15/22	5,295,000	5,141,474
				17,121,297
Media - 2.5%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	4,365,000	5,324,934
Comcast, Gtd. Notes	3.60	3/1/24	9,400,000	[b] 9,405,320
Discovery Communications, Gtd. Notes	2.80	6/15/20	5,465,000	[a] 5,407,490
Time Warner, Gtd. Notes	4.00	1/15/22	4,905,000	4,977,570
				25,115,314
Municipal Bonds - 7.0%
California, GO, Refunding	3.38	4/1/25	6,270,000	6,284,108
California Earthquake Authority, Revenue Bonds	2.81	7/1/19	2,394,000	2,392,516
California Educational Facilities Authority, Revenue Bonds (Stanford University)	5.00	10/1/32	6,125,000	7,740,408
Chicago, GO	7.38	1/1/33	4,710,000	5,349,806
Commonwealth of Massachusetts, GO (Build America Bonds)	4.91	5/1/29	4,990,000	5,540,647
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	14,000,000	14,016,380
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	335,000	344,598
New York City, GO (Build America Bonds)	6.25	6/1/35	5,470,000	5,749,079
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds (Build America Bonds)	6.28	6/15/42	8,440,000	8,995,521
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	3,550,000	3,759,237
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue Bonds	8.25	7/1/24	4,390,000	4,520,471
University of California Regents, Limited Project Revenue Bonds	4.13	5/15/45	5,530,000	5,606,425
				70,299,196
Real Estate - 2.2%
Alexandria Real Estate, Gtd. Notes	4.30	1/15/26	4,180,000	4,195,388
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	3,005,000	3,068,138
CubeSmart, Gtd. Notes	4.80	7/15/22	5,173,000	5,352,510
Essex Portfolio, Gtd. Notes	3.38	1/15/23	4,301,000	4,234,366
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/22	5,595,000	5,527,408
				22,377,810
Semiconductors & Semiconductor Equipment - .4%
Intel, Sr. Unscd. Notes	2.70	12/15/22	4,020,000	3,960,049

16

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Technology Hardware & Equipment - .8%
Apple, Sr. Unscd. Notes	4.38	5/13/45	4,895,000		5,121,130
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/26	2,800,000	[a]	2,970,736
				8,091,866
Telecommunication Services - 3.2%
AT&T, Sr. Unscd. Notes	4.13	2/17/26	4,975,000		4,920,133
AT&T, Sr. Unscd. Notes	4.45	5/15/21	6,055,000		6,217,809
Telefonica Emisiones, Gtd. Notes	4.10	3/8/27	9,675,000		9,424,476
Verizon Communications, Sr. Unscd. Notes	5.50	3/16/47	10,605,000		11,476,762
				32,039,180
Transportation - .6%
Burlington North Santa Fe., Sr. Unscd. Debs.	3.45	9/15/21	6,415,000		6,462,986
U.S. Government Agencies - .5%
Federal Farm Credit Bank, Bonds	3.60	7/23/25	5,370,000		5,370,870
U.S. Government Agencies Mortgage-Backed - 27.1%
Federal Home Loan Mortgage Corporation:
3.00%, 1/1/33-8/1/47			9,660,691	[c]	9,525,020
3.50%, 11/1/32-4/1/48			58,897,492	[c]	58,657,929
4.00%, 11/1/47-5/1/48			21,267,036	[c]	21,675,546
4.50%, 7/1/48			12,087,876	[c]	12,569,430
5.00%, 12/1/39-7/1/40			5,177,194	[c]	5,535,208
Federal National Mortgage Association:
2.50%, 10/1/31			12,743,178	[c]	12,400,870
3.00%, 6/1/37-8/1/47			49,829,173	[c]	48,315,365
3.50%, 5/1/33-3/1/48			31,323,529	[c]	31,279,027
4.00%, 4/1/38-12/1/47			24,862,327	[c]	25,385,776
4.50%, 1/1/48			6,347,217	[c]	6,594,758
5.00%, 11/1/43			1,202,912	[c]	1,278,593
Government National Mortgage Association I
5.00%, 11/15/34			8,809		9,416
Government National Mortgage Association II:
3.00%, 9/20/47			13,058,237		12,780,700
3.50%, 9/20/47			8,397,717		8,433,097
4.00%, 8/1/48			14,000,000		14,351,625
4.50%, 7/20/48			4,855,285		5,051,806
				273,844,166
U.S. Government Securities - 24.0%
U.S. Treasury Bonds	2.25	8/15/46	5,500,000		4,697,559
U.S. Treasury Bonds	2.50	5/15/46	2,340,000		2,109,291
U.S. Treasury Bonds	2.75	11/15/47	4,000,000		3,786,406
U.S. Treasury Bonds	2.88	8/15/45	8,700,000		8,461,090
U.S. Treasury Bonds	3.00	2/15/47	6,715,000	[b]	6,687,851
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/22	12,113,248	[d]	11,860,274
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/25	12,974,346	[d]	12,695,769
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	5,215,900	[d]	5,045,399
U.S. Treasury Inflation Protected Securities, Notes	0.63	4/15/23	5,097,762	[d]	5,068,689

17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
U.S. Government Securities - 24.0% (continued)
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	14,825,210	[b,d]	14,827,205
U.S. Treasury Inflation Protected Securities, Notes	1.00	2/15/46	9,970,219	[d]	10,177,023
U.S. Treasury Notes	1.13	2/28/21	24,640,000	[b]	23,726,106
U.S. Treasury Notes	1.38	2/15/20	19,750,000		19,416,719
U.S. Treasury Notes	1.50	7/15/20	19,500,000		19,103,145
U.S. Treasury Notes	1.50	4/15/20	4,000,000		3,931,250
U.S. Treasury Notes	1.88	1/31/22	4,675,000		4,546,711
U.S. Treasury Notes	1.88	4/30/22	12,130,000		11,770,838
U.S. Treasury Notes	1.88	12/31/19	4,500,000		4,460,361
U.S. Treasury Notes	2.00	11/15/26	5,290,000	[b]	4,964,954
U.S. Treasury Notes	2.13	9/30/21	21,190,000		20,829,935
U.S. Treasury Notes	2.25	11/15/27	9,380,000		8,917,595
U.S. Treasury Notes	2.38	5/15/27	6,185,000	[b]	5,960,915
U.S. Treasury Notes	2.38	1/31/23	3,500,000		3,446,680
U.S. Treasury Notes	2.50	5/31/20	6,865,000		6,851,190
U.S. Treasury Notes	2.63	2/28/23	16,985,000		16,904,056
U.S. Treasury Notes	2.88	8/15/28	2,000,000		2,002,070
				242,249,081
Utilities - 1.6%
Black Hills, Sr. Unscd. Notes	4.35	5/1/33	2,580,000		2,594,083
Consumers Energy, Scd. Notes	3.25	8/15/46	2,720,000		2,390,544
Exelon, Sr. Unscd. Notes	3.40	4/15/26	4,400,000		4,245,442
NiSource, Sr. Unscd. Notes	3.95	3/30/48	5,115,000		4,735,789
Public Service Enterprise, Sr. Unscd. Notes	1.60	11/15/19	2,670,000		2,629,968
				16,595,826
Total Bonds and Notes (cost $1,006,198,144)			995,836,107
	7-Day Yield (%)		Shares
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,185,463)	1.91		8,185,463	[e]	8,185,463
Total Investments (cost $1,014,383,607)			99.4%	1,004,021,570
Cash and Receivables (Net)			0.6%	5,821,417
Net Assets			100.0%	1,009,842,987

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $25,306,447 or 2.51% of net assets.

b Security, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $35,268,443 and the value of the collateral held by the fund was $36,035,640, consisting of U.S. Government & Agency securities.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

18

Portfolio Summary (Unaudited) †	Value (%)
Government	32.1
Mortgage Securities	28.9
Financial	13.4
Communications	6.8
Consumer, Non-cyclical	5.2
Technology	3.5
Energy	3.4
Industrial	2.7
Utilities	1.6
Consumer, Cyclical	1.0
Investment Companies	.8
99.4

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7%
Aerospace & Defense - .7%
General Dynamics, Gtd. Notes	3.00	5/11/21	6,205,000		6,194,717
Airlines - .5%
American Airlines, Bonds	3.38	5/1/27	4,010,760		3,900,424
Automobiles & Components - 1.9%
American Honda Finance, Sr. Unscd. Notes	1.70	9/9/21	4,260,000		4,087,901
BMW US Capital, Gtd. Notes, 3 Month LIBOR + .38%	2.72	4/6/20	2,000,000	[a,b]	2,008,214
Paccar Financial, Sr. Unscd. Notes	2.80	3/1/21	3,730,000		3,704,354
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/20	5,960,000		5,901,235
				15,701,704
Banks - 13.3%
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	7,325,000		7,326,216
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	7,175,000		7,065,401
Bank of Montreal, Sr. Unscd. Notes	2.10	12/12/19	8,250,000		8,182,091
Bank of Nova Scotia, Sr. Unscd. Notes	2.50	1/8/21	4,855,000		4,782,581
Citigroup, Sr. Unscd. Notes	2.40	2/18/20	5,010,000		4,965,535
Citigroup, Sub. Bonds	4.40	6/10/25	5,500,000		5,515,820
Citizens Financial Group, Sub. Notes	4.30	12/3/25	6,885,000		6,867,877
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	6,785,000		6,481,678
Credit Suisse Group, Sr. Unscd. Notes	3.45	4/16/21	4,315,000		4,307,183
Deutsche Bank, Sr. Unscd. Notes	3.38	5/12/21	4,420,000		4,341,579
Goldman Sachs Group, Sr. Unscd. Notes	2.91	7/24/23	7,900,000		7,675,127
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	7,895,000		7,771,112
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,610,000		7,934,570
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	6,510,000		6,702,473
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/22	3,100,000		3,254,521
Santander Holdings USA, Sr. Unscd. Notes	2.65	4/17/20	4,615,000		4,564,774
Societe Generale, Gtd. Notes	2.63	10/1/18	2,000,000		2,000,382
Societe Generale, Sub. Notes	4.75	11/24/25	7,335,000	[b]	7,330,307
Sumitomo Mitsui Banking, Gtd. Notes	2.51	1/17/20	4,570,000		4,533,533
				111,602,760

20

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.7% (continued)
Beverage Products - .8%
Anheuser-Busch InBev Finance, Gtd. Notes	2.65	2/1/21	6,635,000	6,561,623
Building Materials - .4%
Vulcan Materials, Sr. Unscd. Notes, 3 Month LIBOR + .60%	2.94	6/15/20	3,600,000	[a] 3,607,458
Chemicals - .5%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	4,053,000	4,141,842
Commercial & Professional Services - .7%
Automatic Data Processing, Sr. Unscd. Notes	2.25	9/15/20	4,135,000	4,092,659
Stanford University, Unscd. Bonds	4.75	5/1/19	1,723,000	1,747,344
				5,840,003
Commercial Mortgage Pass-Through Ctfs. - .3%
Government National Mortgage Association, Ser. 2013-17, Cl. AB,	2.30	1/16/49	3,069,153	2,953,480
Diversified Financials - 1.3%
Aercap Ireland Capital, Gtd. Notes	4.50	5/15/21	4,435,000	4,513,075
Intercontinental Exchange, Gtd. Notes	2.75	12/1/20	6,195,000	6,147,231
				10,660,306
Electronic Components - .5%
Tech Data, Sr. Unscd. Notes	4.95	2/15/27	4,425,000	4,353,511
Energy - 2.5%
BP Capital Markets, Gtd. Notes	2.50	11/6/22	5,875,000	5,694,428
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,330,000	3,316,563
Noble Energy, Sr. Unscd. Notes	3.85	1/15/28	3,575,000	3,415,953
Oneok, Gtd. Notes	4.00	7/13/27	3,400,000	[c] 3,325,526
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/24	2,500,000	2,689,901
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	2,760,000	2,675,484
				21,117,855
Environmental Control - .5%
Waste Management, Gtd. Notes	3.13	3/1/25	4,775,000	[c] 4,632,500
Food Products - 1.0%
Campbell Soup Co., Sr. Unscd. Notes	3.65	3/15/23	4,375,000	4,281,666
General Mills, Sr. Unscd. Notes, 3 Month LIBOR + 1.01%	3.35	10/17/23	4,325,000	[a] 4,375,811
				8,657,477
Foreign/Governmental - 1.6%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	6,390,000	6,442,718
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000	6,604,052
				13,046,770
Health Care - 4.5%
Abbott Laboratories, Sr. Unscd. Notes	2.35	11/22/19	681,000	676,614

21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.7% (continued)
Health Care - 4.5% (continued)
Abbvie, Sr. Unscd. Notes	2.85	5/14/23	4,235,000	4,100,309
Actavis Funding, Gtd. Notes	3.45	3/15/22	4,560,000	4,528,656
Amgen, Sr. Unscd. Notes	5.70	2/1/19	2,905,000	2,941,063
Celgene, Sr. Unscd. Notes	3.25	2/20/23	3,955,000	3,895,470
CVS Health, Sr. Unscd. Notes	4.10	3/25/25	4,515,000	4,526,582
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/23	4,195,000	4,202,866
Prov St Joseph Health Obl, Unscd. Notes	2.75	10/1/26	4,095,000	3,800,267
Shire Acq Inv Ireland, Gtd. Notes	3.20	9/23/26	5,005,000	4,669,447
UnitedHealth Group, Sr. Unscd. Notes	3.50	6/15/23	4,130,000	4,159,869
				37,501,143
Industrials - 1.8%
Caterpillar Financial Services, Sr. Unscd. Notes	2.10	6/9/19	6,590,000	6,566,831
John Deere Capital, Sr. Unscd. Notes	2.15	9/8/22	5,000,000	4,818,078
Snap-On, Sr. Unscd. Notes	3.25	3/1/27	3,890,000	3,791,445
				15,176,354
Information Technology - 3.8%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,414,000	6,587,428
Fidelity National Inform, Sr. Unscd. Notes	2.25	8/15/21	6,000,000	5,810,992
Fiserv, Sr. Unscd. Notes	3.85	6/1/25	6,035,000	6,010,106
Microsoft, Sr. Unscd. Notes	3.13	11/3/25	6,550,000	6,448,703
Oracle, Sr. Unscd. Notes	2.50	5/15/22	7,000,000	6,857,539
				31,714,768
Insurance - .4%
Berkshire Hathaway Finance, Gtd. Notes	1.70	3/15/19	3,225,000	3,213,648
Internet Software & Services - 1.2%
Amazon.com, Sr. Unscd. Notes	2.60	12/5/19	6,345,000	6,340,016
Ebay, Sr. Unscd. Notes	2.15	6/5/20	3,855,000	3,800,422
				10,140,438
Media - 1.9%
Discovery Communications, Gtd. Notes	4.90	3/11/26	3,970,000	4,090,751
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	7,050,000	7,264,857
Time Warner, Gtd. Notes	4.00	1/15/22	4,145,000	4,206,326
				15,561,934
Municipal Bonds - 4.6%
California, GO, Refunding	3.38	4/1/25	2,725,000	2,731,131

22

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7% (continued)
Municipal Bonds - 4.6% (continued)
California Earthquake Authority, Revenue Bonds	2.81	7/1/19	2,016,000		2,014,750
California Federally Taxable, GO	2.37	4/1/22	2,850,000		2,790,264
Chicago, GO	7.05	1/1/29	4,000,000		4,357,720
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	7,375,000		7,383,629
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	6,495,000		6,681,082
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	3,805,000		3,918,085
University of California, Revenue Bonds	3.06	7/1/25	9,140,000		8,978,679
				38,855,340
Real Estate - 1.1%
Brandywine Operating Partners, Notes	3.95	11/15/27	4,000,000		3,833,941
HealthCare Realty Trust, Sr. Unscd. Notes	3.63	1/15/28	2,375,000		2,242,343
UDR, Sr. Unscd. Notes	2.95	9/1/26	3,620,000		3,364,735
				9,441,019
Semiconductors & Semiconductor Equipment - .9%
Intel, Sr. Unscd. Notes	2.45	7/29/20	7,930,000		7,881,208
Technology Hardware & Equipment - 1.0%
Apple, Sr. Unscd. Notes	2.25	2/23/21	5,915,000		5,833,860
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/26	2,355,000	[b]	2,498,601
				8,332,461
Telecommunication Services - 3.1%
AT&T, Sr. Unscd. Notes	3.00	6/30/22	7,245,000		7,083,097
Cisco Systems, Sr. Unscd. Notes	2.13	3/1/19	2,935,000		2,931,457
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	4,460,000		4,613,369
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	10,515,000		11,287,224
				25,915,147
U.S. Government Agencies - .4%
Federal National Mortgage Association, Notes	2.00	4/30/20	3,610,000	[d]	3,568,951
U.S. Government Securities - 46.2%
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/22	10,326,321	[e]	10,110,665
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/22	8,828,083	[e]	8,616,347
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	13,519,613	[e]	13,077,673
U.S. Treasury Inflation Protected Securities, Notes	0.63	4/15/23	4,296,323	[e]	4,271,820
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	12,175,456	[c,e]	12,177,094
U.S. Treasury Notes	0.75	8/15/19	21,500,000		21,159,443
U.S. Treasury Notes	0.88	5/15/19	23,000,000		22,764,160
U.S. Treasury Notes	0.88	6/15/19	22,840,000	[c]	22,570,559

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7% (continued)
U.S. Government Securities - 46.2% (continued)
U.S. Treasury Notes	1.13	1/31/19	20,900,000		20,804,481
U.S. Treasury Notes	1.13	2/28/21	14,935,000		14,381,063
U.S. Treasury Notes	1.13	6/30/21	8,990,000		8,609,856
U.S. Treasury Notes	1.25	4/1/19	21,500,000		21,371,924
U.S. Treasury Notes	1.38	11/30/18	6,000,000		5,989,462
U.S. Treasury Notes	1.38	12/15/19	18,750,000		18,476,074
U.S. Treasury Notes	1.38	7/31/19	20,000,000	[c]	19,808,594
U.S. Treasury Notes	1.38	8/31/23	4,000,000		3,743,752
U.S. Treasury Notes	1.50	7/15/20	19,480,000		19,083,552
U.S. Treasury Notes	1.63	5/15/26	4,000,000	[c]	3,667,813
U.S. Treasury Notes	1.75	9/30/22	11,400,000	[c]	10,967,602
U.S. Treasury Notes	1.75	9/30/19	18,500,000		18,354,746
U.S. Treasury Notes	1.88	2/28/22	7,200,000		6,997,781
U.S. Treasury Notes	1.88	1/31/22	13,665,000		13,290,013
U.S. Treasury Notes	1.88	12/31/19	7,750,000		7,681,733
U.S. Treasury Notes	2.00	11/30/20	37,175,000		36,643,514
U.S. Treasury Notes	2.00	7/31/22	3,340,000		3,249,585
U.S. Treasury Notes	2.00	11/15/26	2,200,000		2,064,820
U.S. Treasury Notes	2.13	9/30/21	390,000		383,373
U.S. Treasury Notes	2.25	11/15/24	12,020,000	[c]	11,645,549
U.S. Treasury Notes	2.50	3/31/23	11,000,000		10,884,629
U.S. Treasury Notes	2.63	2/28/23	7,195,000		7,160,711
U.S. Treasury Notes	2.75	4/30/23	8,000,000		8,000,469
				388,008,857
Utilities - 1.3%
Indiana Michigan Power Co., Sr. Unscd. Notes	3.85	5/15/28	3,490,000		3,531,684
Nisource Finance, Gtd. Notes	3.49	5/15/27	3,600,000		3,483,362
Public Service Enterprise, Sr. Unscd. Notes	2.65	11/15/22	3,860,000		3,726,136
				10,741,182
Total Bonds and Notes (cost $838,137,551)			829,024,880
	7-Day Yield (%)		Shares
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,290,213)	1.91		6,290,213	[f]	6,290,213

24

BNY Mellon Intermediate Bond Fund (continued)
Description	7-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $1,347,340)	1.87	1,347,340	[f] 1,347,340
Total Investments (cost $845,775,104)		99.6%	836,662,433
Cash and Receivables (Net)		0.4%	3,047,825
Net Assets		100.0%	839,710,258

LIBOR—London Interbank Offered Rate

a Variable rate security—rate shown is the interest rate in effect at period end.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $11,837,122 or 1.41% of net assets.

c Security, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $71,613,105 and the value of the collateral held by the fund was $73,313,573, consisting of cash collateral of $1,347,340 and U.S. Government & Agency securities valued at $71,966,233.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	52.0
Financial	16.1
Consumer, Non-cyclical	7.0
Communications	6.1
Technology	5.7
Industrial	4.0
Energy	3.3
Consumer, Cyclical	2.3
Utilities	1.3
Investment Companies	.9
Basic Materials	.5
Mortgage Securities	.4
99.6

† Based on net assets.

See notes to financial statements.

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0%
Agriculture - .5%
BAT Capital, Gtd. Notes	3.56	8/15/27	4,000,000	[a]	3,753,713
Airlines - 1.5%
Air Canada, Notes	3.60	3/15/27	2,663,610	[a]	2,609,751
American Airlines, Bonds	3.38	5/1/27	4,266,766		4,149,388
United Airlines, Pass-Thru Certificates, Ser. A	3.10	10/7/28	4,867,845		4,572,221
				11,331,360
Automobiles & Components - 2.3%
Borgwarner, Sr. Unscd. Notes	4.63	9/15/20	3,000,000		3,080,169
Daimler Finance, Gtd. Notes	2.25	7/31/19	4,000,000	[a]	3,978,609
Ford Motor Credit, Sr. Unscd. Bonds	4.39	1/8/26	3,000,000		2,847,634
General Motors Financial, Jr. Sub. Notes, Ser. A	5.75	3/30/17	3,500,000	[b]	3,414,687
Harley-Davidson Financial Services, Gtd. Notes	2.15	2/26/20	5,000,000	[a]	4,918,907
				18,240,006
Banks - 18.0%
BAC Capital Trust XIV, Gtd. Notes, Ser. G	4.00	3/15/43	3,000,000		2,572,500
Bank of America, Jr. Sub. Notes, Ser. FF	5.88	3/15/28	3,000,000		3,003,750
Bank of America, Sub. Notes	4.00	1/22/25	5,000,000		4,946,924
Bank of Nova Scotia, Jr. Sub. Notes	4.65	10/12/49	5,000,000		4,646,875
Barclays, Sub. Notes	5.20	5/12/26	7,500,000		7,420,770
BBVA Bancomer, Sr. Unscd. Notes	4.38	4/10/24	5,250,000	[a]	5,230,312
BNP Paribas, Sub. Notes	4.38	5/12/26	5,000,000	[a]	4,935,008
Citigroup, Jr. Sub. Debs., Ser. Q	5.95	12/29/49	5,000,000		5,181,250
Citigroup, Sub. Bonds	4.40	6/10/25	4,000,000		4,011,506
Citizens Financial Group, Sub. Bonds	3.75	7/1/24	6,000,000		5,802,416
Credit Agricole, Sub. Notes	4.00	1/10/33	7,250,000	[a]	6,735,675
Credit Suisse Group Funding , Gtd. Notes	3.80	9/15/22	7,000,000		7,008,530
Deutsche Bank, Sub. Notes	4.50	4/1/25	7,500,000	[b]	7,023,683
Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/26	6,000,000		5,718,383
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	4,500,000		4,429,386
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/27	3,000,000		2,863,133
Llyods Banking Group, Sub. Notes	4.58	12/10/25	4,500,000		4,440,280

26

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0% (continued)
Banks - 18.0% (continued)
Llyoyds Bank, Jr. Sub. Notes	12.00	12/16/24	3,000,000	[a,b]	3,651,168
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,000,000		7,298,553
Rabobank, Bank Gtd. Notes	4.38	8/4/25	6,500,000		6,488,910
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	6,000,000	[b]	6,177,395
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/22	5,000,000		5,249,227
Royal Bank of Scotland Group, Sub. Notes	6.00	12/19/23	3,000,000		3,131,610
Santander Holdings USA, Sr. Unscd. Bonds	3.70	3/28/22	6,000,000		5,961,517
Societe Generale, Sub. Notes	4.75	11/24/25	7,250,000	[a]	7,245,361
Toronto-Dominion Bank, Sub. Notes	3.63	9/15/31	1,500,000		1,423,921
Westpac Banking, Sub. Notes	4.32	11/23/31	5,000,000		4,856,631
ZB, Sr. Unscd. Notes	3.50	8/27/21	3,000,000		2,998,058
				140,452,732
Beverage Products - 1.9%
Anheuser-Busch InBev Finance, Gtd. Notes	3.65	2/1/26	4,000,000		3,916,748
Jb Y Co., Gtd. Notes	3.75	5/13/25	6,000,000	[a]	5,769,951
Keurig Dr Pepper, Gtd. Notes	4.60	5/25/28	5,000,000	[a]	5,079,983
				14,766,682
Building Materials - .5%
CRH America, Gtd. Notes	3.88	5/18/25	3,000,000	[a]	2,962,688
CRH America Finance, Gtd. Notes	3.40	5/9/27	1,000,000	[a]	945,069
				3,907,757
Chemicals - 1.0%
Dow Chemical, Sr. Unscd. Notes	3.00	11/15/22	3,000,000		2,940,280
Yara International, Sr. Unscd. Notes	4.75	6/1/28	4,750,000	[a]	4,833,353
				7,773,633
Commercial & Professional Services - 2.3%
Boston Medical Center, Scd. Bonds, Ser. 2017	3.91	7/1/28	5,000,000		4,853,859
Moody's, Sr. Unscd. Notes	4.50	9/1/22	5,000,000		5,174,794
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	7,500,000		7,765,652
				17,794,305
Consumer Discretionary - 2.5%
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	5,000,000		4,964,585
Hyatt Hotels, Sr. Unscd. Notes	4.38	9/15/28	5,000,000		4,973,370
Marriott International, Sr. Unscd. Notes	2.88	3/1/21	3,000,000		2,970,679

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.0% (continued)
Consumer Discretionary - 2.5% (continued)
NVR, Sr. Unscd. Notes	3.95	9/15/22	6,750,000	6,794,914
				19,703,548
Consumer Durables & Apparel - .4%
Michael Kors USA, Gtd. Notes	4.00	11/1/24	3,000,000	[a] 2,927,028
Consumer Staples - .3%
Newell Brands, Sr. Unscd. Notes	5.00	11/15/23	2,400,000	2,425,270
Diversified Financials - 3.6%
AerCap Ireland Capital, Gtd. Notes	4.45	10/1/25	2,000,000	2,003,248
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000	[a] 3,139,030
E*Trade Financial, Sr. Unscd. Notes	3.80	8/24/27	3,500,000	3,370,477
International Lease Finance, Sr. Unscd. Notes	5.88	8/15/22	4,250,000	4,531,533
Legg Mason, Sr. Unscd. Notes	4.75	3/15/26	6,000,000	6,202,706
Nasdaq, Sr. Unscd. Notes	3.85	6/30/26	2,000,000	1,957,025
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/24	7,000,000	7,062,254
				28,266,273
Electronic Components - 2.4%
Arrow Electronics, Sr. Unscd. Notes	3.25	9/8/24	2,000,000	1,889,780
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/25	3,000,000	2,943,614
Avnet, Sr. Unscd. Notes	4.88	12/1/22	3,000,000	3,105,284
Jabil Circuit, Sr. Unscd. Bonds	5.63	12/15/20	3,737,000	3,912,265
Tech Data, Sr. Unscd. Notes	4.95	2/15/27	7,250,000	7,132,871
				18,983,814
Energy - 9.8%
Anadarko Petroleum, Sr. Unscd. Notes	5.55	3/15/26	2,750,000	2,959,585
Andeavor, Notes	4.75	12/15/23	4,000,000	4,174,065
Andeavor Logistics, Gtd. Notes	3.50	12/1/22	2,000,000	1,970,047
Andeavor Logistics, Gtd. Notes	6.25	10/15/22	746,000	773,043
Andeavor Logistics, Notes	4.25	12/1/27	1,500,000	1,482,243
Antero Resources, Gtd. Notes	5.13	12/1/22	3,000,000	3,045,000
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/27	4,000,000	4,085,000
Continental Resources, Gtd. Notes	5.00	9/15/22	4,100,000	4,155,307
Enbridge, Sr. Unscd. Notes	4.25	12/1/26	4,000,000	4,024,348
EQT Midstream Partners, Sr. Unscd. Notes, Ser. 5Y	4.75	7/15/23	5,000,000	5,075,630

28

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0% (continued)
Energy - 9.8% (continued)
Harvest Operations, Gtd. Notes	4.20	6/1/23	2,000,000	[a]	2,031,045
Marathon Oil, Sr. Unscd. Notes	2.80	11/1/22	5,000,000		4,841,439
Newfield Exploration, Sr. Unscd. Notes	5.38	1/1/26	2,000,000		2,095,000
Newfield Exploration, Sr. Unscd. Notes	5.63	7/1/24	2,500,000		2,678,125
Noble Energy, Sr. Unscd. Notes	3.90	11/15/24	3,000,000		2,974,532
ONEOK, Gtd. Notes	4.55	7/15/28	5,000,000		5,055,605
Patterson-UTI Energy, Gtd. Notes	3.95	2/1/28	3,000,000	[a]	2,822,557
Petrobras Global Finance, Gtd. Notes	5.38	1/27/21	6,000,000	[b]	6,111,000
Petroleos Mexicanos, Gtd. Notes	4.63	9/21/23	5,000,000		4,926,500
Regency Energy Partners, Gtd. Notes	5.88	3/1/22	2,500,000		2,655,205
Sabal Trail Trans, Sr. Unscd. Notes	4.25	5/1/28	3,000,000	[a,b]	3,040,898
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	3/1/25	2,000,000		2,134,529
Williams Partners, Sr. Unscd. Notes	3.75	6/15/27	3,000,000	[b]	2,882,515
				75,993,218
Environmental Control - .5%
Waste Management, Gtd. Notes	4.75	6/30/20	3,853,000		3,977,575
Financials - 2.3%
Apollo Management Holdings, Gtd. Notes	4.00	5/30/24	7,000,000	[a]	7,022,628
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/23	5,921,000	[a]	5,966,658
GATX, Sr. Unscd. Notes	3.25	3/30/25	2,000,000		1,896,338
GATX, Sr. Unscd. Notes	4.75	6/15/22	3,000,000		3,102,935
				17,988,559
Food Products - 1.8%
Flowers Foods, Sr. Unscd. Notes	3.50	10/1/26	2,000,000		1,876,238
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	5,500,000		5,628,035
Grupo Bimbo, Gtd. Notes	3.88	6/27/24	3,000,000	[a]	2,967,517
Grupo Bimbo, Sub. Notes	5.95	4/17/23	500,000	[a]	502,500
McCormick & Co., Sr. Unscd. Notes	3.15	8/15/24	3,000,000		2,902,938
				13,877,228
Foreign/Governmental - 1.5%
Bermudian Government, Sr. Unscd. Notes	5.60	7/20/20	6,102,000	[a]	6,356,148
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	3,000,000		3,090,000

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.0% (continued)
Foreign/Governmental - 1.5% (continued)
Saudi Arabian Government, Sr. Unscd. Notes	2.38	10/26/21	2,700,000	[a] 2,611,089
				12,057,237
Forest Products & Other - 1.4%
Georgia-Pacific, Sr. Unscd. Notes	3.16	11/15/21	6,000,000	[a] 5,946,803
International Paper, Sr. Unscd. Notes	3.00	2/15/27	5,000,000	4,635,277
				10,582,080
Health Care - 5.2%
AbbVie, Sr. Unscd. Notes	3.60	5/14/25	5,000,000	4,887,910
Bayer US Finance II, Gtd. Notes	3.88	12/15/23	1,000,000	[a] 1,001,048
Celgene, Sr. Unscd. Notes	3.90	2/20/28	6,000,000	5,849,632
CVS Health, Sr. Unscd. Notes	4.10	3/25/25	3,750,000	3,759,620
CVS Health, Sr. Unscd. Notes	4.78	3/25/38	1,750,000	1,746,377
Dignity Health, Unscd. Notes	3.13	11/1/22	5,000,000	4,922,645
Express Scripts Holdings, Gtd. Notes	3.00	7/15/23	3,000,000	2,879,100
Magellan Health, Sr. Unscd. Notes	4.40	9/22/24	5,000,000	4,897,084
Montefiore Obligated Group, Unscd. Bonds, Series 18-C	5.25	11/1/48	5,000,000	5,072,804
Teva Pharmaceuticals, Gtd. Notes	2.20	7/21/21	2,500,000	2,339,190
UnitedHealth Group, Sr. Unscd. Notes	2.88	3/15/22	3,000,000	2,980,162
				40,335,572
Industrials - 1.8%
Carlisle Cos., Sr. Unscd. Notes	3.75	12/1/27	4,000,000	3,863,179
Fluor Corp, Sr. Unscd. Notes	4.25	9/15/28	1,000,000	992,834
Huntington Ingalls Industries, Gtd. Notes	3.48	12/1/27	2,000,000	1,904,400
Oshkosh, Sr. Unscd. Notes	4.60	5/15/28	3,000,000	3,017,550
Pentair Finance, Gtd. Notes	2.65	12/1/19	4,500,000	4,463,873
				14,241,836
Information Technology - 4.4%
Broadridge Financial Solutions, Sr. Unscd. Notes	3.95	9/1/20	4,850,000	4,913,741
CA, Sr. Unscd. Notes	3.60	8/1/20	5,000,000	5,014,701
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/24	6,250,000	6,355,064
Citrix Systems, Sr. Unscd. Notes	4.50	12/1/27	5,500,000	5,355,947
Electronic Arts, Sr. Unscd. Notes	4.80	3/1/26	3,000,000	3,188,937
Fiserv, Gtd. Notes	3.50	10/1/22	6,500,000	6,474,107

30

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0% (continued)
Information Technology - 4.4% (continued)
VMware, Sr. Unscd. Notes	2.95	8/21/22	3,000,000		2,912,813
				34,215,310
Insurance - 3.3%
Assured Guaranty U.S. Holdings, Gtd. Notes	5.00	7/1/24	7,000,000	[b]	7,277,128
Five Corners Funding Trust, Sr. Unscd. Bonds	4.42	11/15/23	6,750,000	[a]	6,971,310
MetLife, Jr. Sub. Notes, Ser. D	5.88	3/15/28	5,000,000		5,181,250
TIAA Asset Management Finance, Sr. Unscd. Notes	2.95	11/1/19	6,000,000	[a]	5,995,723
				25,425,411
Internet Software & Services - 1.8%
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	2,000,000		1,971,973
eBay, Sr. Unscd. Notes	3.60	6/5/27	3,500,000		3,350,438
eBay , Sr. Unscd. Notes	3.80	3/9/22	2,500,000		2,536,197
Flextronics International, Gtd. Notes	4.75	6/15/25	6,000,000		6,093,387
				13,951,995
Materials - .6%
Timken Co., Sr. Unscd. Notes	4.50	12/15/28	1,000,000		1,000,288
WestRock, Gtd. Notes	3.75	3/15/25	4,000,000	[a]	3,945,067
				4,945,355
Media - 4.2%
Discovery Communications, Gtd. Notes	2.80	6/15/20	2,250,000	[a]	2,226,323
Discovery Communications, Gtd. Notes	3.95	3/20/28	6,250,000		5,957,343
Grupo Televisa, Sr. Unscd. Notes	4.63	1/30/26	5,000,000	[b]	5,099,364
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	6,500,000		6,698,095
Sky, Gtd. Notes	2.63	9/16/19	5,515,000	[a]	5,483,348
Thomson Reuters, Gtd. Notes	4.70	10/15/19	5,000,000		5,084,255
Time Warner, Gtd. Notes	3.80	2/15/27	2,000,000		1,921,700
				32,470,428
Metals & Mining - .7%
Anglo American Capital, Gtd. Notes	4.50	3/15/28	4,000,000	[a]	3,808,345
Glencore Funding, Gtd. Notes	4.63	4/29/24	2,000,000	[a]	2,016,560
				5,824,905
Municipal Bonds - 5.5%
Chicago, GO	7.05	1/1/29	6,985,000		7,609,669
Detroit, GO, Series B-1	4.00	4/1/44	5,000,000		4,266,550
Illinois, GO	5.88	3/1/19	2,385,000		2,415,886

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.0% (continued)
Municipal Bonds - 5.5% (continued)
Illinois, GO	6.20	7/1/21	660,000	685,133
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College Issue)	2.96	1/1/19	4,000,000	3,997,720
Medical Center Hospital Authority, RAC (Columbus Regional Healthcare System, Inc. Project)	4.88	8/1/22	5,000,000	5,230,350
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group)	4.95	8/1/48	2,500,000	2,551,700
North Texas Tollway Authority, Subordinate Lien System Revenue Bonds (Build America Bonds)	8.91	2/1/30	5,000,000	5,390,700
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project)	5.45	8/15/28	3,750,000	3,949,050
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue Bonds	8.25	7/1/24	6,600,000	6,796,152
				42,892,910
Real Estate - 6.3%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/27	3,327,000	3,247,786
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/26	2,000,000	2,007,362
CBRE Services, Gtd. Notes	4.88	3/1/26	6,000,000	6,240,627
CubeSmart, Gtd. Notes	4.80	7/15/22	3,500,000	3,621,454
Duke Realty, Sr. Unscd. Notes	3.25	6/30/26	1,000,000	944,907
EPR Properties, Gtd. Notes	4.50	6/1/27	2,000,000	1,931,620
EPR Properties, Gtd. Notes	4.75	12/15/26	2,500,000	2,474,089
Essex Portfolio, Gtd. Notes	3.25	5/1/23	3,000,000	2,935,916
Healthcare Trust of America, Gtd. Notes	3.75	7/1/27	4,000,000	3,811,561
Hudson Pacific Properties, Gtd. Notes	3.95	11/1/27	2,500,000	2,364,905
Kilroy Realty, Gtd. Notes	4.38	10/1/25	4,250,000	4,291,413
Liberty Property, Sr. Unscd. Notes	3.25	10/1/26	4,000,000	3,760,362
Retail Opportunity Investments Partnership, Gtd. Notes	4.00	12/15/24	3,000,000	2,848,324
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/23	3,750,000	3,775,517
SL Green Operating Partnership, Gtd. Notes	3.25	10/15/22	2,000,000	1,951,748
Weingarten Realty Investment, Sr. Unscd. Notes	4.45	1/15/24	3,000,000	3,066,648
				49,274,239
Retailing - 2.8%
Alimentation Couche-Tard, Gtd. Notes	3.55	7/26/27	3,000,000	[a] 2,849,376
Autonation, Gtd. Notes	3.50	11/15/24	6,000,000	5,723,527
Coach, Sr. Unscd. Notes	3.00	7/15/22	3,000,000	2,908,842
Dollar Tree, Sr. Unscd. Notes	4.00	5/15/25	4,000,000	3,957,763

32

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0% (continued)
Retailing - 2.8% (continued)
Macy's Retail Holdings, Gtd. Notes	2.88	2/15/23	3,000,000		2,837,433
Nordstorm, Sr. Unscd. Notes	4.00	3/15/27	4,000,000	[b]	3,917,913
				22,194,854
Semiconductors & Semiconductor Equipment - 2.0%
Lam Research, Sr. Unscd. Notes	3.80	3/15/25	7,500,000		7,497,831
Maxim Integrated Products, Sr. Unscd. Notes	2.50	11/15/18	3,000,000		2,999,432
Microchip Technology, Sr. Scd. Notes	4.33	6/1/23	5,000,000	[a]	4,985,570
				15,482,833
Technology Hardware & Equipment - .5%
Diamond 1 Finance, Sr. Scd. Notes	8.10	7/15/36	3,000,000	[a]	3,550,710
Telecommunication Services - 3.0%
AT&T, Sr. Unscd. Notes	3.90	3/11/24	4,575,000		4,569,209
AT&T, Sr. Unscd. Notes	4.45	4/1/24	3,000,000		3,075,810
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	6,500,000		6,723,520
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/33	3,000,000		2,968,020
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	5,500,000		5,903,921
				23,240,480
Utilities - 2.4%
Black Hills, Sr. Unscd. Notes	4.25	11/30/23	5,000,000		5,111,554
Entergy, Sr. Unscd. Notes	2.95	9/1/26	2,000,000		1,853,150
Exelon, Jr. Sub. Notes	3.50	6/1/22	3,500,000		3,460,229
Mid-Atlantic Interstate Transmission, Sr. Unscd. Notes	4.10	5/15/28	3,000,000	[a]	3,021,976
Mississippi Power Co., Sr. Unscd. Notes	3.95	3/30/28	5,000,000		4,968,714
				18,415,623
Total Bonds and Notes (cost $773,712,247)			771,264,479
	7-Day Yield (%)		Shares
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,463,043)	1.91		1,463,043	[c]	1,463,043

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	7-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $11,215,090)	1.87	11,215,090	[c] 11,215,090
Total Investments (cost $786,390,380)		100.6%	783,942,612
Liabilities, Less Cash and Receivables		(0.6%)	(4,889,676)
Net Assets		100.0%	779,052,936

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $153,838,805 or 19.75% of net assets.

b Security, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $13,814,962 and the value of the collateral held by the fund was $14,307,849, consisting of cash collateral of $11,215,090 and U.S. Government & Agency securities valued at $3,092,759.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financial	32.9
Consumer, Non-cyclical	11.6
Consumer, Cyclical	9.9
Energy	9.8
Communications	7.9
Industrial	7.6
Government	7.0
Technology	6.8
Basic Materials	3.1
Utilities	2.4
Investment Companies	1.6
100.6

† Based on net assets.

See notes to financial statements.

34

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.3%
Commercial Mortgage Pass-Through Ctfs. - 6.9%
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. K007, Cl. A2	4.22	3/25/20	1,480,607	[a]	1,506,859
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. K709, Cl. A2	2.09	3/25/19	2,000,000	[a]	1,993,177
Government National Mortgage Association I, Ser. 2011-47, Cl. C	3.85	2/16/42	1,484,739		1,493,088
Government National Mortgage Association I, Ser. 2013-101, Cl. A	0.51	5/16/35	2,565,747		2,499,527
Government National Mortgage Association I, Ser. 2013-105, Cl. A	1.71	2/16/37	2,263,415		2,198,683
Government National Mortgage Association I, Ser. 2013-73, Cl. A	0.98	12/16/35	3,589,636		3,481,371
				13,172,705
Municipal Bonds - 2.9%
California Earthquake Authority, Revenue Bonds	2.81	7/1/19	535,500		535,168
State Board of Administration Finance Corporation, Revenue Bonds	2.16	7/1/19	1,000,000		996,380
Texas, GO	2.78	10/1/20	2,000,000		2,002,460
Washington, GO	2.79	8/1/20	2,000,000		2,002,620
				5,536,628
U.S. Government Agencies - 23.3%
Federal Farm Credit Bank, Bonds	1.11	1/28/19	3,050,000		3,032,954
Federal Farm Credit Bank, Bonds	1.16	9/26/19	1,000,000		985,696
Federal Farm Credit Bank, Bonds	1.17	1/13/20	3,000,000		2,943,189
Federal Farm Credit Bank, Bonds	1.18	8/1/19	2,000,000		1,977,034
Federal Farm Credit Bank, Bonds	1.23	1/25/19	2,750,000		2,737,265
Federal Farm Credit Bank, Bonds	1.25	3/4/19	2,775,000		2,760,118
Federal Home Loan Bank, Bonds	1.75	7/13/20	3,630,000		3,571,179
Federal Home Loan Mortgage Corporation, Notes	1.30	5/24/19	2,000,000	[a]	1,984,290
Federal Home Loan Mortgage Corporation, Unscd. Notes	1.30	9/20/19	4,000,000	[a]	3,950,360
Federal Home Loan Mortgage Corporation, Unscd. Notes	1.50	9/27/19	2,000,000	[a]	1,978,512
Federal Home Loan Mortgage Corporation, Unscd. Notes	3.00	12/28/21	2,545,000	[a]	2,536,953
Federal National Mortgage Association, Bonds	1.27	2/26/19	1,710,000	[a]	1,701,611
Federal National Mortgage Association, Notes	1.20	8/16/19	1,800,000	[a]	1,778,852
Federal National Mortgage Association, Notes	1.25	2/26/19	1,810,000	[a]	1,800,948
Federal National Mortgage Association, Notes	1.38	6/21/19	6,000,000	[a]	5,948,778
Federal National Mortgage Association, Notes	1.54	7/6/21	2,965,000	[a]	2,851,488

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.3% (continued)
U.S. Government Agencies - 23.3% (continued)
Federal National Mortgage Association, Unscd. Notes	1.25	7/26/19	2,180,000	[a]	2,156,079
				44,695,306
U.S. Government Agencies Mortgage-Backed - 46.4%
Federal Home Loan Mortgage Corporation, REMIC, Ser. 2675, Cl. CK	4.00	9/15/18	477	[a]	477
Federal Home Loan Mortgage Corporation, REMIC, Ser. 3846, Cl. CK	1.50	9/15/20	1,310	[a]	1,303
Federal Home Loan Mortgage Corporation, REMIC, Ser. 4020, Cl. PC	1.75	3/15/27	778,555	[a]	743,393
Federal Home Loan Mortgage Corporation, REMIC, Ser. 4079, Cl. WA,	2.00	8/15/40	1,786,481	[a]	1,721,283
Federal Home Loan Mortgage Corporation, Ser. 3684, Cl. CM	2.50	8/15/24	248,464	[a]	248,158
Federal Home Loan Mortgage Corporation, Ser. 3928, Cl. A	3.00	9/15/25	778,372	[a]	778,067
Federal Home Loan Mortgage Corporation, Ser. 3942, Cl. AC	2.00	10/15/21	444,537	[a]	439,917
Federal Home Loan Mortgage Corporation, Ser. 3952, Cl. MA	3.00	11/15/21	2,045,776	[a]	2,048,544
Federal Home Loan Mortgage Corporation, Ser. 4016, Cl. AB	2.00	9/15/25	1,355,355	[a]	1,339,631
Federal Home Loan Mortgage Corporation, Ser. 4176, Cl. BA	3.00	2/15/33	1,136,460	[a]	1,133,499
Federal Home Loan Mortgage Corporation, Ser. 4265, Cl. DA	4.00	6/1/26	1,727,171	[a]	1,770,161
Federal Home Loan Mortgage Corporation, Ser. 4480, Cl. VW	3.50	10/15/26	2,687,748	[a]	2,721,455
Federal Home Loan Mortgage Corporation, Ser. 4532, Cl. VW	3.50	4/15/27	1,594,527	[a]	1,615,818
Federal Home Loan Mortgage Corporation, Ser. 4791, Cl. WA	4.50	11/15/44	752,993	[a]	755,297
Federal National Mortgage Association, REMIC, Ser. 2010-124, Cl. AG	1.75	11/25/20	645,022	[a]	637,646
Federal National Mortgage Association, REMIC, Ser. 2010-13, Cl. KA	2.00	12/25/18	1,872	[a]	1,869
Federal National Mortgage Association, REMIC, Ser. 2011-122, Cl. A	3.00	12/25/25	914,141	[a]	913,254
Federal National Mortgage Association, REMIC, Ser. 2011-23, Cl. AB	2.75	6/25/20	52,875	[a]	53,011
Federal National Mortgage Association, REMIC, Ser. 2012-11, Cl. DV	4.00	4/1/23	1,076,154	[a]	1,087,469
Federal National Mortgage Association, REMIC, Ser. 2012-78, Cl. KB	1.75	7/25/27	887,791	[a]	852,923
Federal National Mortgage Association, REMIC, Ser. 2012-94, Cl. E	3.00	6/25/22	334,330	[a]	334,221
Federal National Mortgage Association, REMIC, Ser. 2012-98, Cl. YM	1.50	9/25/27	1,341,633	[a]	1,278,976
Federal National Mortgage Association, REMIC, Ser. 2013-138, Cl. BE	2.50	1/25/29	450,745	[a]	449,399
Federal National Mortgage Association, REMIC, Ser. 2013-30, Cl. DA	1.75	4/25/28	1,005,356	[a]	958,418
Government National Mortgage Association I, Ser. 2018-15, Cl. MB	2.75	1/20/43	2,406,707		2,374,007
Federal Home Loan Mortgage Corporation:
2.00%, 2/1/23-2/1/28			2,445,363	[a]	2,376,183
2.50%, 8/1/25-3/1/27			1,828,773	[a]	1,805,291
3.00%, 9/1/26-3/1/27			3,668,580	[a]	3,661,865
3.50%, 10/1/25-5/1/27			3,897,245	[a]	3,936,443

36

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.3% (continued)
U.S. Government Agencies Mortgage-Backed - 46.4% (continued)
4.00%, 6/1/26			2,091,682	[a]	2,147,984
4.50%, 9/1/26			99,174	[a]	100,228
Federal National Mortgage Association:
2.00%, 4/1/23-10/1/27			13,233,666	[a]	12,887,709
2.42%, 4/1/46			1,628,344	[a]	1,631,028
2.50%, 6/1/22-11/1/27			20,180,079	[a]	19,996,391
3.00%, 5/1/25-2/1/29			5,783,707	[a]	5,778,732
3.50%, 8/1/26-5/1/27			3,640,822	[a]	3,684,112
4.00%, 5/1/29			3,915,849	[a]	4,011,462
4.50%, 11/1/22			848,290	[a]	857,475
6.00%, 8/1/22			1,227,171	[a]	1,264,579
Government National Mortgage Association II:
3.50%, 3/1/26			685,289		699,230
				89,096,908
U.S. Government Securities - 20.8%
U.S. Treasury Notes	1.25	3/31/21	3,000,000	[b]	2,894,473
U.S. Treasury Notes	1.38	2/15/20	2,500,000		2,457,812
U.S. Treasury Notes	1.50	7/15/20	3,500,000		3,428,770
U.S. Treasury Notes	1.50	8/15/20	3,500,000		3,425,488
U.S. Treasury Notes	1.63	3/15/20	3,000,000		2,957,109
U.S. Treasury Notes	1.88	12/31/19	3,500,000		3,469,170
U.S. Treasury Notes	2.00	1/31/20	4,000,000		3,969,531
U.S. Treasury Notes	2.25	2/29/20	2,750,000		2,737,217
U.S. Treasury Notes	2.25	3/31/20	2,750,000		2,735,552
U.S. Treasury Notes	2.38	3/15/21	2,500,000		2,481,543
U.S. Treasury Notes	2.63	7/15/21	4,500,000		4,491,387
U.S. Treasury Notes	2.63	6/15/21	5,000,000		4,991,406
				40,039,458
Total Bonds and Notes (cost $195,283,671)			192,541,005
	7-Day Yield (%)		Shares
Investment Companies - 2.3%
Registered Investment Companies
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,376,864)	1.91		4,376,864	[c]	4,376,864
Total Investments (cost $199,660,535)			102.6%	196,917,869
Liabilities, Less Cash and Receivables			(2.6%)	(4,908,403)
Net Assets			100.0%	192,009,466

REMIC—Real Estate Mortgage Investment Conduit

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

b Security, or portion thereof, on loan. At August 31, 2018, the value of the fund’s securities on loan was $2,894,473 and the value of the collateral held by the fund was $2,968,137, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	53.3
Government	47.0
Investment Companies	2.3
102.6

† Based on net assets.

See notes to financial statements.

37

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 8/31/17 ($)	Purchases ($)	Sales ($)	Value 8/31/18 ($)	Net Assets (%)	Dividends/ Disbributions ($)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	1,199,000	72,175,671	73,374,671	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,777,129	177,608,818	182,200,484	8,185,463.8		134,098
Total	13,976,129	249,784,489	255,575,155	8,185,463.8		134,098
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	3,164,700	106,380,383	108,197,743	1,347,340.2		-
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,460,867	141,523,905	144,694,559	6,290,213.7		115,940
Total	12,625,567	247,904,288	252,892,302	7,637,553.9		115,940
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	32,008,032	157,139,396	177,932,338	11,215,090	1.4	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	10,207,722	172,734,488	181,479,167	1,463,043.2		120,674
Total	42,215,754	329,873,884	359,411,505	12,678,133	1.6	120,674
BNY Mellon Short-Term U.S. Government Securities Fund
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	14,444,888	14,444,888	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	867,636	96,609,555	93,100,327	4,376,864	2.3	41,025
Total	867,636	111,054,443	107,545,215	4,376,864	2.3	41,025

See notes to financial statements.

38

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2018

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	995,836,107	829,024,880	771,264,479	192,541,005
Affiliated issuers	8,185,463	7,637,553	12,678,133	4,376,864
Interest receivable	6,870,683	5,284,170	8,906,879	533,171
Receivable for shares of Beneficial Interest subscribed	1,085,296	1,077,167	1,083,781	294,505
Securities lending receivable	3,993	6,868	12,189	217
Prepaid expenses	25,982	25,830	14,409	21,750
	1,012,007,524	843,056,468	793,959,870	197,767,512
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	357,957	297,846	276,971	65,279
Due to Administrator—Note 3(a)	105,077	87,510	81,221	19,696
Cash overdraft due to Custodian	1,518,959	1,105,285	1,673,270	175,490
Payable for shares of Beneficial Interest redeemed	141,986	452,385	623,868	381,168
Trustees fees and expenses payable	14,829	25,144	17,572	1,966
Liability for securities on loan—Note 1(b)	-	1,347,340	11,215,090	-
Payable for investment securities purchased	-	-	998,680	5,104,809
Accrued expenses	25,729	30,700	20,262	9,638
	2,164,537	3,346,210	14,906,934	5,758,046
Net Assets ($)	1,009,842,987	839,710,258	779,052,936	192,009,466
Composition of Net Assets ($):
Paid-in capital	1,034,512,794	864,405,461	799,580,111	208,310,634
Accumulated undistributed investment income—net	1,233,701	504,314	654,663	158,678
Accumulated net realized gain (loss) on investments	(15,541,471)	(16,086,846)	(18,734,070)	(13,717,180)
Accumulated net unrealized appreciation (depreciation) on investments	(10,362,037)	(9,112,671)	(2,447,768)	(2,742,666)
Net Assets ($)	1,009,842,987	839,710,258	779,052,936	192,009,466
† Investments at cost ($)
Unaffiliated issuers	1,006,198,144	838,137,551	773,712,247	195,283,671
Affiliated issuers	8,185,463	7,637,553	12,678,133	4,376,864
†† Value of securities on loan ($)	35,268,443	71,613,105	13,814,962	2,894,473
Net Asset Value Per Share
Class M
Net Assets ($)	1,002,898,543	833,954,347	776,480,168	190,515,011
Shares Outstanding	81,404,035	68,044,992	62,005,883	16,539,558
Net Asset Value Per Share ($)	12.32	12.26	12.52	11.52
Investor Shares
Net Assets ($)	6,944,444	5,755,911	2,572,768	1,494,455
Shares Outstanding	565,127	469,379	205,400	129,926
Net Asset Value Per Share ($)	12.29	12.26	12.53	11.50

See notes to financial statements.

39

STATEMENTS OF OPERATIONS
Year Ended August 31, 2018

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	32,834,209	21,778,969	31,120,499	2,985,517
Dividends from affiliated issuers	134,098	115,940	120,674	41,025
Income from securities lending—Note 1(b)	46,324	69,739	201,101	11,351
Total Income	33,014,631	21,964,648	31,442,274	3,037,893
Expenses:
Investment advisory fee—Note 3(a)	4,061,831	3,397,166	3,159,180	610,182
Administration fee—Note 3(a)	1,245,389	1,041,586	968,494	213,730
Professional fees	71,031	69,041	61,851	40,232
Trustees’ fees and expenses—Note 3(c)	63,424	61,125	54,732	11,850
Registration fees	38,689	35,967	38,449	32,424
Loan commitment fees—Note 2	26,210	21,118	16,567	3,784
Custodian fees—Note 3(b)	23,617	16,919	15,021	6,934
Shareholder servicing costs—Note 3(b)	19,366	15,235	4,753	4,055
Prospectus and shareholders’ reports	10,491	13,972	9,089	8,307
Miscellaneous	58,225	50,760	56,547	41,572
Total Expenses	5,618,273	4,722,889	4,384,683	973,070
Less—reduction in fees due to earnings credits—Note 3(b)	(1,660)	(943)	(750)	-
Net Expenses	5,616,613	4,721,946	4,383,933	973,070
Investment Income—Net	27,398,018	17,242,702	27,058,341	2,064,823
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,202,329)	59,101	1,947,248	(669,834)
Net unrealized appreciation (depreciation) on investments	(36,331,602)	(22,312,859)	(33,131,880)	(1,994,084)
Net Realized and Unrealized Gain (Loss) on Investments	(38,533,931)	(22,253,758)	(31,184,632)	(2,663,918)
Net (Decrease) in Net Assets Resulting from Operations	(11,135,913)	(5,011,056)	(4,126,291)	(599,095)

See notes to financial statements.

40

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income—net	27,398,018	25,102,413	17,242,702	15,192,095
Net realized gain (loss) on investments	(2,202,329)	(2,405,730)	59,101	769,919
Net unrealized appreciation (depreciation) on investments	(36,331,602)	(15,291,612)	(22,312,859)	(7,681,641)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,135,913)	7,405,071	(5,011,056)	8,280,373
Distributions to Shareholders from ($):
Investment income—net:
Class M	(28,995,001)	(28,638,017)	(18,153,405)	(17,926,346)
Investor Shares	(200,456)	(226,317)	(113,811)	(127,446)
Net realized gain on investments:
Class M	-	(2,338,221)	-	-
Investor Shares	-	(20,354)	-	-
Total Distributions	(29,195,457)	(31,222,909)	(18,267,216)	(18,053,792)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	176,185,912	157,399,563	165,086,857	149,116,716
Investor Shares	5,354,917	9,227,669	6,381,831	8,605,753
Distributions reinvested:
Class M	5,366,251	6,520,913	3,961,878	3,865,056
Investor Shares	176,306	226,047	103,003	119,914
Cost of shares redeemed:
Class M	(139,925,758)	(169,728,840)	(150,729,882)	(173,981,449)
Investor Shares	(7,886,070)	(9,228,455)	(8,119,255)	(9,315,196)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	39,271,558	(5,583,103)	16,684,432	(21,589,206)
Total Increase (Decrease) in Net Assets	(1,059,812)	(29,400,941)	(6,593,840)	(31,362,625)
Net Assets ($):
Beginning of Period	1,010,902,799	1,040,303,740	846,304,098	877,666,723
End of Period	1,009,842,987	1,010,902,799	839,710,258	846,304,098
Undistributed investment income—net	1,233,701	336,907	504,314	263,079
Capital Share Transactions (Shares):
Class Ma
Shares sold	14,054,695	12,353,358	13,339,023	11,892,867
Shares issued for distributions reinvested	430,151	513,521	321,068	307,921
Shares redeemed	(11,207,340)	(13,360,693)	(12,206,218)	(13,876,208)
Net Increase (Decrease) in Shares Outstanding	3,277,506	(493,814)	1,453,873	(1,675,420)
Investor Shares[a]
Shares sold	432,501	722,680	517,393	684,836
Shares issued for distributions reinvested	14,141	17,811	8,333	9,547
Shares redeemed	(633,295)	(724,064)	(656,561)	(741,492)
Net Increase (Decrease) in Shares Outstanding	(186,653)	16,427	(130,835)	(47,109)

a During the period ended August 31, 2018, 366,553 Class M Shares representing $4,541,917 were exchanged for 367,572 Investor shares for BNY Mellon Bond Fund and 493,793 Class M Shares representing $6,087,135 were exchanged for 493,605 Investor Shares for BNY Mellon Intermediate Bond Fund and during the period ended August 31, 2017, 634,208 Class M Shares representing $8,113,155 were exchanged for 635,580 Investor Shares for BNY Mellon Bond Fund and 597,818 Class M Shares representing $7,510,190 were exchanged for 597,627 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

41

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income—net	27,058,341	26,447,362	2,064,823	1,349,503
Net realized gain (loss) on investments	1,947,248	3,894,619	(669,834)	(352,790)
Net unrealized appreciation (depreciation) on investments	(33,131,880)	(3,450,234)	(1,994,084)	(417,376)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,126,291)	26,891,747	(599,095)	579,337
Distributions to Shareholders from ($):
Investment income—net:
Class M	(29,491,847)	(29,448,184)	(2,361,769)	(1,975,337)
Investor Shares	(66,030)	(89,761)	(17,720)	(13,983)
Total Distributions	(29,557,877)	(29,537,945)	(2,379,489)	(1,989,320)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	171,919,330	166,856,298	93,340,190	137,551,952
Investor Shares	3,985,674	13,928,758	1,225,556	1,945,189
Distributions reinvested:
Class M	7,830,883	8,221,541	614,664	494,054
Investor Shares	43,854	64,950	16,141	12,669
Cost of shares redeemed:
Class M	(153,901,535)	(238,094,978)	(73,094,625)	(178,801,248)
Investor Shares	(4,184,996)	(13,097,169)	(1,469,386)	(2,097,052)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	25,693,210	(62,120,600)	20,632,540	(40,894,436)
Total Increase (Decrease) in Net Assets	(7,990,958)	(64,766,798)	17,653,956	(42,304,419)
Net Assets ($):
Beginning of Period	787,043,894	851,810,692	174,355,510	216,659,929
End of Period	779,052,936	787,043,894	192,009,466	174,355,510
Undistributed investment income—net	654,663	618,905	158,678	88,388
Capital Share Transactions (Shares):
Class Ma
Shares sold	13,474,382	12,932,113	8,073,937	11,746,685
Shares issued for distributions reinvested	616,425	637,719	53,192	42,133
Shares redeemed	(12,113,421)	(18,553,332)	(6,310,266)	(15,256,386)
Net Increase (Decrease) in Shares Outstanding	1,977,386	(4,983,500)	1,816,863	(3,467,568)
Investor Shares[a]
Shares sold	314,900	1,083,503	106,303	165,703
Shares issued for distributions reinvested	3,449	5,036	1,398	1,082
Shares redeemed	(327,754)	(1,010,979)	(127,440)	(178,818)
Net Increase (Decrease) in Shares Outstanding	(9,405)	77,560	(19,739)	(12,033)

[a] During the period ended August 31, 2018, 298,349 Class M Shares representing $3,774,682 were exchanged for 298,273 Investor Shares for BNY Mellon Corporate Bond Fund and 94,014 Class M Shares representing $1,084,907 were exchanged for 94,149 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund and during the period ended August 31, 2017, 429,818 Class M Shares representing $5,546,314 were exchanged for 429,906 Investor Shares for BNY Mellon Corporate Bond Fund and 162,475 Class M Shares representing $1,909,863 were exchanged for 162,678 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

42

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.82	13.11	12.74	13.00	12.89
Investment Operations:
Investment income—net [a]	.34	.32	.31	.29	.31
Net realized and unrealized gain (loss) on investments	(.48)	(.21)	.42	(.18)	.34
Total from Investment Operations	(.14)	.11	.73	.11	.65
Distributions:
Dividends from investment income—net	(.36)	(.37)	(.36)	(.34)	(.36)
Dividends from net realized gain on investments	-	(.03)	-	(.03)	(.18)
Total Distributions	(.36)	(.40)	(.36)	(.37)	(.54)
Net asset value, end of period	12.32	12.82	13.11	12.74	13.00
Total Return (%)	(1.10)	.87	5.82	.87	5.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.56	.55	.55
Ratio of net expenses to average net assets	.55	.56	.56	.55	.55
Ratio of net investment income to average net assets	2.70	2.50	2.38	2.21	2.41
Portfolio Turnover Rate	47.36	72.85	72.21	59.94	43.62
Net Assets, end of period ($ x 1,000)	1,002,899	1,001,290	1,030,685	1,010,387	1,040,204

a  Based on average shares outstanding.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.79	13.08	12.71	12.97	12.86
Investment Operations:
Investment income—net [a]	.31	.28	.27	.26	.28
Net realized and unrealized gain (loss) on investments	(.48)	(.21)	.43	(.18)	.34
Total from Investment Operations	(.17)	.07	.70	.08	.62
Distributions:
Dividends from investment income—net	(.33)	(.33)	(.33)	(.31)	(.33)
Dividends from net realized gain on investments	-	(.03)	-	(.03)	(.18)
Total Distributions	(.33)	(.36)	(.33)	(.34)	(.51)
Net asset value, end of period	12.29	12.79	13.08	12.71	12.97
Total Return (%)	(1.35)	.63	5.55	.62	4.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net investment income to average net assets	2.46	2.24	2.14	1.95	2.16
Portfolio Turnover Rate	47.36	72.85	72.21	59.94	43.62
Net Assets, end of period ($ x 1,000)	6,944	9,613	9,619	8,221	9,246

a  Based on average shares outstanding.

See notes to financial statements.

44

	Class M Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.60	12.74	12.55	12.75	12.73
Investment Operations:
Investment income—net [a]	.25	.22	.20	.19	.21
Net realized and unrealized gain (loss) on investments	(.32)	(.10)	.25	(.15)	.17
Total from Investment Operations	(.07)	.12	.45	.04	.38
Distributions:
Dividends from investment income—net	(.27)	(.26)	(.26)	(.24)	(.27)
Dividends from net realized gain on investments	-	-	-	-	(.09)
Total Distributions	(.27)	(.26)	(.26)	(.24)	(.36)
Net asset value, end of period	12.26	12.60	12.74	12.55	12.75
Total Return (%)	(.58)	1.01	3.60	.39	2.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.56	.55	.55
Ratio of net expenses to average net assets	.55	.56	.56	.55	.55
Ratio of net investment income to average net assets	2.03	1.77	1.61	1.46	1.66
Portfolio Turnover Rate	28.92	48.97	32.99	50.80	42.45
Net Assets, end of period ($ x 1,000)	833,954	838,741	869,419	877,322	912,247

a  Based on average shares outstanding.

See notes to financial statements.

45

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.60	12.74	12.56	12.75	12.73
Investment Operations:
Investment income—net [a]	.22	.19	.17	.15	.18
Net realized and unrealized gain (loss) on investments	(.33)	(.10)	.24	(.13)	.16
Total from Investment Operations	(.11)	.09	.41	.02	.34
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.23)	(.21)	(.23)
Dividends from net realized gain on investments	-	-	-	-	(.09)
Total Distributions	(.23)	(.23)	(.23)	(.21)	(.32)
Net asset value, end of period	12.26	12.60	12.74	12.56	12.75
Total Return (%)	(.84)	.75	3.26	.14	2.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net investment income to average net assets	1.78	1.52	1.36	1.21	1.40
Portfolio Turnover Rate	28.92	48.97	32.99	50.80	42.45
Net Assets, end of period ($ x 1,000)	5,756	7,563	8,247	7,468	6,415

a  Based on average shares outstanding.

See notes to financial statements.

46

	Class M Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.06	13.07	12.59	12.96	12.49
Investment Operations:
Investment income—net [a]	.44	.42	.39	.35	.32
Net realized and unrealized gain (loss) on investments	(.50)	.05	.54	(.31)	.56
Total from Investment Operations	(.06)	.47	.93	.04	.88
Distributions:
Dividends from investment income—net	(.48)	(.48)	(.45)	(.41)	(.41)
Dividends from net realized gain on investments	-	-	-	-	(.00)	[b]
Total Distributions	(.48)	(.48)	(.45)	(.41)	(.41)
Net asset value, end of period	12.52	13.06	13.07	12.59	12.96
Total Return (%)	(.48)	3.67	7.55	.31	7.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.56	.56	.56
Ratio of net expenses to average net assets	.55	.56	.56	.56	.56
Ratio of net investment income to average net assets	3.43	3.29	3.10	2.71	2.48
Portfolio Turnover Rate	33.36	33.05	34.99	34.56	33.17
Net Assets, end of period ($ x 1,000)	776,480	784,237	850,017	786,085	747,274

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

47

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.07	13.07	12.59	12.96	12.49
Investment Operations:
Investment income—net [a]	.37	.42	.35	.33	.28
Net realized and unrealized gain (loss) on investments	(.46)	.03	.55	(.32)	.57
Total from Investment Operations	(.09)	.45	.90	.01	.85
Distributions:
Dividends from investment income—net	(.45)	(.45)	(.42)	(.38)	(.38)
Dividends from net realized gain on investments	-	-	-	-	(.00)	[b]
Total Distributions	(.45)	(.45)	(.42)	(.38)	(.38)
Net asset value, end of period	12.53	13.07	13.07	12.59	12.96
Total Return (%)	(.72)	3.53	7.29	.04	6.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.81	.82
Ratio of net expenses to average net assets	.80	.81	.81	.81	.82
Ratio of net investment income to average net assets	3.06	3.02	2.83	2.46	2.21
Portfolio Turnover Rate	33.36	33.05	34.99	34.56	33.17
Net Assets, end of period ($ x 1,000)	2,573	2,807	1,793	5,315	1,519

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

48

	Class M Shares
	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.72	11.81	11.84	11.95	12.03
Investment Operations:
Investment income—net [a]	.14	.08	.04	.06	.02
Net realized and unrealized gain (loss) on investments	(.18)	(.05)	.05	(.02)	.03
Total from Investment Operations	(.04)	.03	.09	.04	.05
Distributions:
Dividends from investment income—net	(.16)	(.12)	(.12)	(.15)	(.13)
Net asset value, end of period	11.52	11.72	11.81	11.84	11.95
Total Return (%)	(.36)	.26	.77	.31	.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.55	.54	.53
Ratio of net expenses to average net assets	.56	.55	.55	.54	.53
Ratio of net investment income to average net assets	1.20	.68	.37	.47	.19
Portfolio Turnover Rate	61.04	65.98	100.46	105.49	116.19
Net Assets, end of period ($ x 1,000)	190,515	172,603	214,754	195,648	253,961

a  Based on average shares outstanding.

See notes to financial statements.

49

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.71	11.79	11.82	11.93	12.01
Investment Operations:
Investment income (loss)—net [a]	.11	.05	.01	.03	(.01)
Net realized and unrealized gain (loss) on investments	(.19)	(.04)	.05	(.02)	.03
Total from Investment Operations	(.08)	.01	.06	.01	.02
Distributions:
Dividends from investment income—net	(.13)	(.09)	(.09)	(.12)	(.10)
Net asset value, end of period	11.50	11.71	11.79	11.82	11.93
Total Return (%)	(.69)	.10	.51	.07	.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.80	.79	.78
Ratio of net expenses to average net assets	.81	.80	.80	.79	.78
Ratio of net investment income (loss) to average net assets	.92	.43	.12	.22	(.06)
Portfolio Turnover Rate	61.04	65.98	100.46	105.49	116.19
Net Assets, end of period ($ x 1,000)	1,494	1,753	1,906	1,576	801

a  Based on average shares outstanding.

See notes to financial statements.

50

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments

51

NOTES TO FINANCIAL STATEMENTS (continued)

for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2018 in valuing each fund’s investments:

At August 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Commercial Mortgage-Backed	-	-	17,948,032	-	-	-	17,948,032
Corporate Bonds†	-	-	371,848,009	-	-	-	371,848,009
Foreign Government	-	-	14,276,753	-	-	-	14,276,753
Municipal Bonds†	-	-	70,299,196	-	-	-	70,299,196
Registered Investment Companies	8,185,463	-	-	-	-	-	8,185,463
U.S. Government Agencies/ Mortgage-Backed	-	-	279,215,036	-	-	-	279,215,036
U.S. Treasury	-	-	242,249,081	-	-	-	242,249,081
BNY Mellon Intermediate Bond Fund
Corporate Bonds†	-	-	382,591,482	-	-	-	382,591,482
Foreign Government	-	-	13,046,770	-	-	-	13,046,770
Municipal Bonds†	-	-	38,855,340	-	-	-	38,855,340
Registered Investment Companies	7,637,553	-	-	-	-	-	7,637,553
U.S. Government Agencies/ Mortgage-Backed	-	-	6,522,431	-	-	-	6,522,431
U.S. Treasury	-	-	388,008,857	-	-	-	388,008,857

52

Table 1—Fair Value Measurements (contibued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Corporate Bond Fund
Corporate Bonds†	-	-	716,314,332	-	-	-	716,314,332
Foreign Government	-	-	12,057,237	-	-	-	12,057,237
Municipal Bonds†	-	-	42,892,910	-	-	-	42,892,910
Registered Investment Companies	12,678,133	-	-	-	-	-	12,678,133
BNY Mellon Short-Term U.S. Government Securities Fund
Commercial Mortgage-Backed	-	-	13,172,705	-	-	-	13,172,705
Municipal Bonds†	-	-	5,536,628	-	-	-	5,536,628
Registered Investment Company	4,376,864	-	-	-	-	-	4,376,864
U.S. Government Agencies/ Mortgage-Backed	-	-	133,792,214	-	-	-	133,792,214
U.S. Treasury	-	-	40,039,458	-	-	-	40,039,458

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2018.

Table 2—Securities Lending Agreement

BNY Mellon Bond Fund	$ 8,923
BNY Mellon Intermediate Bond Fund	13,361
BNY Mellon Corporate Bond Fund	37,476
BNY Mellon Short-Term U.S. Government Securities Fund	2,298

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Risk: The funds invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates

53

NOTES TO FINANCIAL STATEMENTS (continued)

or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2018, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2018, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2018.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2018.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2018 and August 31, 2017.

During the period ended August 31, 2018, as a result of permanent book to tax differences, each fund increased accumulated undistributed investment income–net and decreased accumulated net realized gain (loss) on investments as summarized in Table 6. These permanent book to tax differences are primarily due to the tax treatment for dividend reclassification, amortization of premiums and paydown gains and losses on mortgage-backed securities for BNY Mellon Bond Fund and BNY Mellon Intermediate Bond Fund, amortization of premiums for BNY Mellon Corporate Bond Fund and amortization of premiums and paydown gains and losses on mortgage-backed securities for BNY Mellon Short–Term U.S. Government Securities Fund. Net assets and net asset value per share were not affected by these reclassifications.

Table 3—Components of Accumulated Earnings
	Undistributed Ordinary Income ($)	Accumulated Capital (Losses) ($)	Unrealized Appreciation (Depreciation) ($)
BNY Mellon Bond Fund	1,233,701	(10,697,148)	(15,206,360)
BNY Mellon Intermediate Bond Fund	504,315	(12,933,905)	(12,265,613)
BNY Mellon Corporate Bond Fund	654,663	(13,866,417)	(7,315,421)
BNY Mellon Short-Term U.S. Government Securities Fund	158,678	(13,685,882)	(2,773,964)

54

Table 4—Capital Loss Carryover
	Expiring in fiscal year		Post-Enactment Short-Term Losses($)	†† Post-Enactment Long-Term Losses($)
	2019 ($)	†			††† Total($)
BNY Mellon Bond Fund	-		10,697,148	-	10,697,148
BNY Mellon Intermediate Bond Fund	-		5,806,362	7,127,543	12,933,905
BNY Mellon Corporate Bond Fund	-		3,570,228	10,296,189	13,866,417
BNY Mellon Short-Term U.S. Government Securities Fund	64,834		7,421,175	6,199,873	13,685,882

† If not applied, the carryovers expire in the above fiscal years.

†† Post-enactment short-term losses which can be carried forward for an unlimited period.

††† Post-enactment long-term losses which can be carried forward for an unlimited period.

Table 5—Tax Character of Distributions Paid
	2018		2017
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Bond Fund	29,195,457	-	29,026,163	2,196,746
BNY Mellon Intermediate Bond Fund	18,267,216	-	18,053,792	-
BNY Mellon Corporate Bond Fund	29,557,877	-	29,537,945	-
BNY Mellon Short-Term U.S. Government Securities Fund	2,379,489	-	1,989,320	-

Table 6—Return of Capital Statement of Position

	Accumulated Undistributed Investment Income-Net ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital
BNY Mellon Bond Fund	2,694,233	(2,694,233)	-
BNY Mellon Intermediate Bond Fund	1,265,749	(1,265,749)	-
BNY Mellon Corporate Bond Fund	2,535,294	(2,535,294)	-
BNY Mellon Short-Term U.S. Government Securities Fund	384,956	(356,428)	(28,528)

(g) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2018, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon

55

NOTES TO FINANCIAL STATEMENTS (continued)

Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion         .15%

$6 billion up to $12 billion     .12%

In excess of $12 billion      .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 7 summarizes the amounts Investor shares were charged during the period ended August 31, 2018, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 7—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$ 19,349
BNY Mellon Intermediate Bond Fund	15,227
BNY Mellon Corporate Bond Fund	4,752
BNY Mellon Short-Term U.S. Government Securities Fund	4,054

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2018 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 8.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2018 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 9—The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 93
BNY Mellon Intermediate Bond Fund	129
BNY Mellon Corporate Bond Fund	33
BNY Mellon Short-Term U.S. Government Securities Fund	20

During the period ended August 31, 2018, each fund was charged $13,269 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statements of Operations.

Table 10 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended August 31, 2018.

Table 12 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2018.

Table 8—Custody Agreement Fees
	Custody fees ($)	Earnings Credits ($)
BNY Mellon Bond Fund	23,617	(1,660)
BNY Mellon Intermediate Bond Fund	16,919	(943)
BNY Mellon Corporate Bond Fund	15,021	(750)
BNY Mellon Short-Term U.S. Government Securities Fund	6,934	-

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Table 10—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Bond Fund	342,764	1,472	8,028	5,693
BNY Mellon Intermediate Bond Fund	285,661	1,153	5,339	5,693
BNY Mellon Corporate Bond Fund	265,400	487	5,391	5,693
BNY Mellon Short-Term U.S. Government Securities Fund	56,419	282	2,885	5,693

Table 11—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	513,425,604	474,196,461
BNY Mellon Intermediate Bond Fund	260,127,916	241,846,836
BNY Mellon Corporate Bond Fund	292,662,877	258,171,640
BNY Mellon Short-Term U.S. Government Securities Fund	128,437,454	106,038,468

Table 12—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,019,227,930	6,273,499	21,479,859	(15,206,360)
BNY Mellon Intermediate Bond Fund	848,928,046	2,572,623	14,838,236	(12,265,613)
BNY Mellon Corporate Bond Fund	791,258,033	7,595,887	14,911,308	(7,315,421)
BNY Mellon Short-Term U.S. Government Securities Fund	199,691,833	38,975	2,812,939	(2,773,964)

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments and investments in affiliated issuers, as of August 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Fund Advisers investment companies since 2000.

New York, New York
October 29, 2018

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IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 90.12% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Intermediate Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 84.56% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Corporate Bond Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 76.73% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 5-6, 2018, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

BNY Mellon Bond Fund

The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for the one-, two- and three-year periods, but below the Performance Group median for the four-, five- and ten-year periods, and below the Performance Universe medians for all periods, except for the one- and three-year periods when it was above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Universe median in certain periods when performance was

60

below median. The Board also considered that the fund’s yield performance was above the Performance Group and Performance Universe medians for nine of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and at the Expense Universe median.

BNY Mellon Intermediate Bond Fund

The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods, except for the two- and five-year periods when the fund’s performance was at and below the Performance Universe median, respectively. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Board also considered that the fund’s yield performance was above the Performance Group and Performance Universe median for all periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Corporate Bond Fund

The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the three-year period when the fund’s performance was above the Performance Group median, and above the Performance Universe median for all periods, except for the one-year period when the fund’s performance was below the Performance Universe median. The Board also considered that the fund’s yield performance was above the Performance Group medians for two of the past five one-year periods and above the Performance Universe medians for three of the past five one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return performance or yield to the Performance Group and/or Performance Universe median in certain periods when total return performance or yield, as applicable, was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in three of the five calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group medians for eight of the ten one-year periods and above the Performance Universe medians for nine of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

• For each fund, while the Board was concerned with the fund’s performance, the Board expressed confidence in the fund’s strategy and portfolio managers and agreed to closely monitor performance.

• For each fund, the Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to the funds pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds, or substantially similar agreements for other funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the funds’ arrangements, or substantially similar arrangements, in prior years. The Board determined to renew the Agreement.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (75)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (82)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (62)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (74)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (70)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald (1994-2018)

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

Maureen M. Young (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

63

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 54 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since May 2016.

Counsel and Vice President of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017; from March 2013 to December 2017 Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since May 2016.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

64

NOTES

65

NOTES

66

NOTES

67

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation	MFTAR0818-TB

The BNY Mellon Funds

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2018

Contents

THE FUNDS

FOR MORE INFORMATION

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The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2017 through August 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February of 2018, major global economies appeared to be in lock-step as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trek across sectors and market caps. Interest rates rose across the curve putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, the first rumblings of discontent shook equity markets. Global growth and monetary policy paths began to diverge. Non-U.S. economies weakened. Momentum sputtered, and equities began to struggle. Emerging market debt, non-U.S. denominated bonds, and corporate debt gave up much of the performance earned earlier in the period. Long-term U.S. interest rates started to fall. The shockwave ended in April and pressure on U.S. equity markets eased, allowing U.S. equity markets to end the 12-month period with double-digit gains.

Despite new concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that signal possible change on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 17, 2018

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2017 through August 31, 2018, as provided by Patricia A. Larkin, Senior Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Government Money Market Fund’s Class M shares produced a yield of 1.23%, and its Investor shares produced a yield of 0.98%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced effective yields of 1.24% and 0.98%, respectively.1

Yields of money market instruments moved higher over the reporting period as the Federal Reserve Board (the “Fed”) began to unwind its balance sheet and implemented three additional increases in short-term interest rates amid expectations of stronger economic growth and rising inflationary pressures.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund, which is a “government money market fund,” is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and/or repurchase agreements collateralized solely by government securities.

Short-Term Interest Rates Rose Further

Yields of money market instruments moved higher during the reporting period due to strong economic growth and the Fed’s continued move away from an accommodative monetary policy. September 2017 provided further evidence of economic expansion as U.S. factory activity climbed to a 13-year high, and companies invested to make their operations more efficient. But the labor market produced only 14,000 new jobs, in part due to hurricanes affecting Florida and Texas. Yet, the unemployment rate fell to 4.2% during the month.

In October, the Fed started the process of removing monetary stimulus created through previous quantitative easing programs as it began to unwind its balance sheet through the sale of U.S. government securities. In addition, the unemployment rate declined to 4.1%, its lowest level since December 2000, and 271,000 jobs were created. Automobile purchases increased 0.7% in October as Gulf Coast residents replaced flood-damaged vehicles.

The labor market continued to show signs of strength in November with the addition of 216,000 new jobs. The unemployment rate remained at 4.1%, but average annual wage growth fell short of analysts’ expectations. The Fed implemented its third interest-rate hike of 2017 in December, raising the overnight federal funds rate to between 1.25% and 1.50%. Unemployment remained at 4.1% during the month and 175,000 new jobs were created. Retail sales during the holiday season climbed 4.9% compared to the previous year, and investors responded positively to the enactment of federal tax reform legislation. The U.S. economy grew at an annualized 2.3% rate during the fourth quarter of 2017.

In January 2018, 176,000 new jobs were added, and the unemployment rate stayed at 4.1%. Corporate earnings growth continued to exceed investors’ expectations and hiring activity proved brisk. On the other hand, the U.S. trade deficit climbed to its highest level in more than nine years. Hourly wages began to rise at their strongest pace since the 2008 recession, suggesting that inflation might begin to accelerate in the months ahead.

February saw the addition of 324,000 new jobs, which sparked renewed volatility in the financial markets as inflation fears mounted. The unemployment rate stayed steady at 4.1% for the fifth consecutive month. Manufacturing activity continued to expand, and consumer confidence remained high.

In March, trade tensions emerged, but employment remained steady at 4.1% while job creation amounted to 155,000 new positions. The Fed raised the federal funds rate to between 1.50% and 1.75%.

In April, personal consumption slowed, and GDP data indicated that the economy grew by just 2.2% in the first quarter of 2018 on an annualized basis. But the labor market rebounded with 175,000 new jobs and unemployment fell to 3.9%. In May, trade tensions emerged again, as tariff exemptions on Canada, Mexico, and Europe were lifted. Nevertheless, job creation rose to 268,000 new jobs, and the unemployment rate fell to 3.8%.

During June 2018, manufacturing and services remained strong, but the unemployment rate ticked higher to 4.0% while 208,000 new jobs were added. The Fed responded by raising short-term interest rates again, putting the federal funds rate between 1.75% and 2.00%.

Trade relations continued to cause some concern in July, but the economy generated 165,000 new jobs, and the unemployment rate fell back to 3.9% while activity in the manufacturing sector remained robust. In August 2018, corporate earnings continued to benefit from the tax cut, and an estimated 270,000 jobs were added while the unemployment rate remained unchanged at 3.9%. GDP data showed that the U.S. economy grew at a 4.2% annualized rate during the second quarter of 2018.

Additional Rate Hikes Expected

Given the expanding economy, the Fed has continued to move away from its accommodative monetary policy, and we anticipate one or more short-term interest-rate hikes over the remainder of 2018. In the rising interest-rate environment, we have maintained the fund’s weighted average maturity in a range that is modestly shorter than industry averages. This strategy is intended to capture potential higher yields as they become available. As always, we have retained our long-standing focus on quality and liquidity.

September 17, 2018

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

4

For the period from September 1, 2017 through August 31, 2018, as provided by Joseph Irace, Senior Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon National Municipal Money Market Fund’s Class M shares produced a yield of 0.93%, and Investor shares produced a yield of 0.68%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 0.93% and 0.68%, respectively.1

Yields of municipal money market instruments generally rose during the reporting period as the Federal Reserve Board (the “Fed”) began to unwind its balance sheet and implemented three additional increases in the federal funds rate. Supply-and-demand dynamics in the municipal securities market also contributed to the performance of tax-exempt money market instruments.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper, and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations, and commercial paper. The fund also may invest in custodial receipts.

Rising Rates and Technical Factors Drove Yields Higher

Yields of tax-exempt money market instruments moved higher during the reporting period due to accelerating economic growth and an ongoing shift by the Fed toward a less accommodative monetary policy. Most notably, the Fed began in October 2017 to unwind its balance sheet through the sale of U.S. government securities, and monetary policymakers raised their target for short-term interest rates in December.

Issuers of longer-term municipal bonds rushed to market in late 2017 with a flood of new securities in anticipation of the enactment of tax reform legislation that seemed likely at the time to curtail the use of certain traditional financing vehicles by states and municipalities. This increase in supply put upward pressure on yields of short-term municipal securities and downward pressure on prices when investors sold short-term securities to raise funds for the purchase of newly issued, longer-dated bonds. Consequently, yield differences narrowed further along the market’s maturity range, causing yields of one-year notes to roughly match those of seven-day variable rate demand notes (VRDNs).

The surge in the issuance of municipal securities at year-end 2017 resulted in a relative drought of newly issued municipal securities later in the reporting period. The lack of new supply, combined with large coupon payments, pushed fixed-note rates lower during the early part of 2018. Demand continued to be strong for shorter maturities due to the continued flattening of the yield curve.

The Securities Industry and Financial Markets Association (SIFMA) Index reached a high of 1.81% in April, due to annual tax season outflows, and declined toward the end of the reporting period as demand strengthened and reinvestment cash entered the market. (The SIFMA Index is a weekly high-grade index produced by Bloomberg LP and comprised of seven-day tax-exempt variable rate demand notes.) The index averaged 1.22% during the reporting period.

In contrast to last year’s report, when many states missed important budgetary deadlines, every state with a fiscal year beginning on July 1 has enacted a budget. To a large extent, the budget process was facilitated this year by healthy revenue growth resulting from strong job creation and an expanding economy. Burgeoning tax collections are also prompting states to continue to bolster rainy-day funds in preparation for future economic slowdowns.

Key municipal issues to be monitored include the impact of the federal tax law changes on state and local finances, Medicaid expansion, infrastructure financing options, the implementation of tax collections from online sales and the response to legalized sports betting opportunities.

However, we have also begun to see some deterioration in municipal credit quality after several years of generally sound fiscal conditions. Some states and municipalities have encountered difficulty in balancing their budgets due to stalled growth in tax receipts. States with underfunded pension programs and those whose economies rely on energy production also have faced greater credit pressures. Moreover, tax reforms enacted in 2017 may pose challenges to states with high personal income tax rates, including New York, California, and New Jersey. Municipalities with high property tax levies also may experience declining home values, as the new law limits the deductibility of property tax payments.

Maintaining a Prudent Investment Posture

In the rising interest-rate environment, most municipal money market funds maintained short weighted average maturities with a focus on liquidity. The fund was no exception, as we set its weighted average maturity in a range that is consistent with industry averages.

We have also maintained a careful and well-researched credit selection strategy. We have continued to identify what we believe to be low credit-risk opportunities among certain state general obligation bonds; essential service revenue bonds issued by water, sewer, and electric enterprises; select local credits with strong financial positions and stable tax bases; and various health care and education issuers.

Additional Rate Hikes Expected

One or more interest-rate hikes are expected over the remainder of 2018 as the Fed continues to back away from its accommodative monetary policy. At its meeting in late July/early August, the Fed left interest rates unchanged and maintained its outlook for inflation.

In light of these developments and the market’s ongoing adjustment to the new tax laws, we intend to maintain the fund’s emphasis on liquidity in order to capture potential higher yields as short-term rates rise. In addition, we believe that a continued focus on preservation of capital and liquidity remains the prudent course for the fund in light of market conditions.

September 17, 2018

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more nationally recognized statistical rating organizations (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2018 to August 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2018
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.47	$2.73
Ending value (after expenses)	$1,007.80	$1,006.50
Annualized expense ratio (%)	.29	.54
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.52	$2.78
Ending value (after expenses)	$1,005.50	$1,004.20
Annualized expense ratio (%)	.30	.55

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2018
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.48	$2.75
Ending value (after expenses)	$1,023.74	$1,022.48
Annualized expense ratio (%)	.29	.54
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.53	$2.80
Ending value (after expenses)	$1,023.69	$1,022.43
Annualized expense ratio (%)	.30	.55

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2018

BNY Mellon Government Money Market Fund
Description	Annualized Yield on Date of Purchase (%)	Principal Amount($)		Value($)
U.S. Government Agencies - 61.2%
Federal Farm Credit Bank:
9/4/18, FFE + .01%	1.91	5,000,000	[a]	5,000,483
9/4/18, FCPR - 3.08%	1.92	10,000,000	[a]	9,999,438
9/4/18, FCPR - 3.06%	1.93	15,000,000	[a]	15,001,141
9/4/18, 1 Month LIBOR + .15%	2.03	5,000,000	[a]	5,004,798
9/4/18, FFE + .17%	2.11	10,000,000	[a]	9,999,817
9/4/18, 1 Month LIBOR + .05%	2.13	10,000,000	[a]	10,000,000
Federal Home Loan Bank:
9/7/18	1.92	50,000,000	[b]	49,984,042
9/8/18, 1 Month LIBOR - .07%	2.02	20,000,000	[a]	20,000,093
9/11/18	1.92	100,000,000	[b]	99,946,944
9/12/18	1.92	20,000,000	[b]	19,988,303
9/12/18, 1 Month LIBOR - .13%	1.94	25,000,000	[a]	25,000,000
9/12/18, 1 Month LIBOR - .07%	2.00	5,000,000	[a]	5,000,000
9/21/18, 1 Month LIBOR - .12%	1.93	25,000,000	[a]	25,001,335
9/24/18	1.93	150,000,000	[b]	149,815,042
9/28/18, 3 Month LIBOR - .33%	2.01	10,000,000	[a]	10,000,000
10/9/18, 3 Month LIBOR - .34%	2.00	25,000,000	[a]	25,000,000
Total U.S. Government Agencies (cost $484,741,436)				484,741,436

U.S. Treasury Bills - 22.0%
11/23/18	2.10	100,000,000	[b]	99,521,597
12/20/18	2.09	25,000,000	[b]	24,841,875
1/17/19	2.17	50,000,000	[b]	49,588,875
Total U.S. Treasury Bills (cost $173,952,347)				173,952,347

U.S. Treasury Floating Rate Notes - 4.9%
9/4/18, 3 Month U.S. T-BILL FLAT	2.10	25,000,000	[a]	24,995,518
9/4/18, 3 Month U.S. T-BILL + .07%	2.14	5,000,000	[a]	5,000,494
9/4/18, 3 Month U.S. T-BILL + .14%	2.21	9,000,000	[a]	9,000,564
Total U.S. Treasury Floating Rate Notes (cost $38,996,576)				38,996,576

Repurchase Agreements - 11.9%
ABN AMRO Bank	1.95	50,000,000		50,000,000
Tri-Party Agreement thru BNY Mellon, dated 8/31/18, due 9/4/18 in the amount of $50,010,833 (fully collateralized by $52,289,514 U.S. Treasuries, 1%-3.75%, due 11/15/18-8/15/44, value $51,000,006)

7

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Government Money Market Fund (continued)
Description	Annualized Yield on Date of Purchase (%)	Principal Amount($)	Value($)
Repurchase Agreements - 11.9% (continued)
Credit Agricole CIB	1.95	44,000,000	44,000,000

Tri-Party Agreement thru BNY Mellon, dated 8/31/18, due 9/4/18 in the amount of $44,009,533 (fully collateralized by $48,433,797 U.S. Treasuries (including strips), 0%-3.13%, due 1/15/19-11/15/44, value $44,880,000)

Total Repurchase Agreements (cost $94,000,000)			94,000,000
Total Investments (cost $791,690,359)		100.0%	791,690,359
Liabilities, Less Cash and Receivables		.0%	(53,447)
Net Assets		100.0%	791,636,912

FFE—Federal Fund Effective Rate

FCPR—Farm Credit Prime Rate

LIBOR—London Interbank Offered Rate

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

b Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Federal Home Loan Bank	54.3
U. S. Treasury Bills	22.0
Repurchase Agreements	11.9
Federal Farm Credit Bank	6.9
U.S. Treasury Floating Rate Notes	4.9
100.0

† Based on net assets.

See notes to financial statements.

8

BNY Mellon National Municipal Money Market Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 98.9%
Alabama - 6.9%
Huntsville Health Care Authority, CP	1.33	10/1/18	29,500,000		29,490,828
Huntsville Health Care Authority, CP	1.59	10/15/18	3,400,000		3,400,000
Tuscaloosa County Industrial Development Authority, Gulf Opportunity Zone Revenue, Refunding (Hunt Refining Project) (LOC; JPMorgan Chase Bank NA)	1.54	9/7/18	20,000,000	[a,b]	20,000,000
		52,890,828
Alaska - 1.5%
Tender Option Bond Trust Receipts (Series 2017-XL0044), 4/1/25, Revenue (Liquidity Facility; JPMorgan Chase Bank)	1.66	9/7/18	6,750,000	[a,b,c]	6,750,000
Tender Option Bond Trust Receipts (Series 2017-XM0532), 4/1/25, Revenue (Liquidity Facility; JPMorgan Chase Bank NA)	1.66	9/7/18	4,665,000	[a,b,c]	4,665,000
		11,415,000
Arizona - 4.1%
Casa Grande Industrial Development Authority, MFHR, Refunding (Center Park Apartments Project) (LOC; FNMA)	1.57	9/7/18	2,010,000	[a]	2,010,000
Phoenix Industrial Development Authority, Facilities Revenue (Southwest Human Development Project) (LOC; Wells Fargo Bank)	1.67	9/7/18	980,000	[a]	980,000
Phoenix Industrial Development Authority, MFHR, Refunding (Del Mar Terrace Apartments Project) (Liquidity Facility; FHLMC and LOC; FHLMC)	1.55	9/7/18	17,300,000	[a]	17,300,000
RBC Municipal Products Trust (Series E-85), Revenue (Liquidity Facility; Royal Bank of Canada)	1.59	9/7/18	10,400,000	[a,b,c]	10,400,000
Tempe Industrial Development Authority, Revenue (The Centers for Habilitation Project) (LOC; Wells Fargo Bank)	1.72	9/7/18	770,000	[a]	770,000
		31,460,000
California - 12.8%
California Enterprise Development Authority, IDR (Pocino Foods Company Project) (LOC; FHLB)	1.61	9/7/18	3,010,000	[a]	3,010,000
California Enterprise Development Authority, IDR (Tri Tool Inc. Project) (LOC; Comerica Bank)	1.63	9/7/18	100,000	[a]	100,000
California Enterprise Development Authority, Recovery Zone Facility Revenue (Regional Properties, Inc. Project) (LOC; FHLB)	1.61	9/7/18	15,000,000	[a,b]	15,000,000
California Infrastructure and Economic Development Bank, Revenue, Refunding (Pacific Gas and Electric Company) (LOC; The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	1.50	9/1/18	1,000,000	[a]	1,000,000
California Statewide Community Development Authority, CP (Kaiser Permanente) Series 2009 B-1	1.30	9/4/18	33,000,000		32,999,045
California University, CP (LOC: Wells Fargo Bank NA and State Street Bank & Trust) Series A	1.29	10/2/18	32,000,000		31,990,080
East Bay Municipal Utility, Water and Sewer CP (Liquidity Agreement; Sumitomo Mitsui Banking) Series A-1	1.27	9/6/18	11,500,000		11,499,302
Sacramento County Housing Authority, MFHR, Refunding (Stonebridge Apartments) (LOC; FNMA)	1.54	9/7/18	2,000,000	[a]	2,000,000
		97,598,427
Colorado - 2.1%
Colorado Educational and Cultural Facilities Authority, Revenue, Refunding (Boulder Country Day School Project) (LOC; Wells Fargo Bank)	1.67	9/7/18	2,010,000	[a]	2,010,000

9

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 98.9% (continued)
Colorado - 2.1% (continued)
Colorado Health Facilities Authority, Revenue (Boulder Community Hospital) (LOC; JPMorgan Chase Bank)	1.55	9/7/18	2,000,000	[a]	2,000,000
Colorado Housing & Finance Authority, Revenue (LOC; Sumitomo Mitsui Banking Corporation)	1.54	9/7/18	1,360,000	[a]	1,360,000
Colorado State University System, CP	1.52	9/12/18	10,000,000		9,999,695
Jefferson County, Revenue (Rocky Mountain Butterfly Consortium Project) (LOC; Wells Fargo Bank)	1.67	9/7/18	385,000	[a]	385,000
		15,754,695
Connecticut - 2.2%
RIB Floater Trust (Series 2017-016), GO (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)	1.60	9/7/18	17,000,000	[a,b,c]	17,000,000
Delaware - 1.3%
Delaware Health Facilities Authority, Revenue (Christiana Care Health Services)	1.55	9/7/18	10,250,000	[a]	10,250,000
District of Columbia - 1.9%
District of Columbia, Revenue (District of Columbia Preparatory Academy Issue) (LOC; M&T Trust)	1.66	9/7/18	3,810,000	[a]	3,810,000
Metropolitan Washington D.C. Airports, CP (LOC; JPMorgan Chase Bank NA) Series 1	1.67	9/25/18	2,835,000		2,835,000
RBC Municipal Products Trust (Series E-109), GO, Refunding (Liquidity Facility; Royal Bank of Canada and LOC; Royal Bank of Canada)	1.59	9/7/18	8,200,000	[a,b,c]	8,200,000
		14,845,000
Florida - 4.4%
Brevard County, Revenue (Holy Trinity Episcopal Academy Project) (LOC; Wells Fargo Bank)	1.72	9/7/18	345,000	[a]	345,000
Collier County Industrial Development Authority, Revenue (Redlands Christian Migrant Association, Inc. Project) (LOC; Bank of America)	1.79	9/7/18	2,225,000	[a]	2,225,000
Florida Development Finance Corporation, Enterprise Bond Program IDR (Center Court Properties, LLC Project) (LOC; Branch Banking and Trust Co.)	1.62	9/7/18	1,400,000	[a]	1,400,000
Florida Housing Finance Corporation, Revenue (Maitland Apartments) (LOC; FHLMC)	1.57	9/7/18	11,075,000	[a]	11,075,000
Gainesville Utility System, CP (LOC; Bank of America NA) Series C	1.44	9/10/18	15,000,000		15,000,000
Jacksonville, Educational Facilities Revenue (Edward Waters College Project) (LOC; Wells Fargo Bank)	1.67	9/7/18	2,700,000	[a]	2,700,000
Jacksonville, Educational Facilities Revenue (Edward Waters College Project) (LOC; Wells Fargo Bank)	1.67	9/7/18	245,000	[a]	245,000
Jacksonville, IDR (University of Florida Health Sciences Center Clinic) (LOC; Branch Banking and Trust Co.)	1.60	9/7/18	800,000	[a]	800,000
		33,790,000
Georgia - 1.9%
Municipal Electric Authority of Georgia, Project One Subordinated Bonds (LOC; Bank of Tokyo-Mitsubishi UFJ, Ltd.)	1.66	9/7/18	7,825,000	[a]	7,825,000
RBC Municipal Products Trust (Series E-107), Revenue (Burke County Development Authority for Pollution Control) (Liquidity Facility; Royal Bank of Canada and LOC; Royal Bank of Canada)	1.62	9/7/18	7,050,000	[a,b,c]	7,050,000
		14,875,000

10

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 98.9% (continued)
Illinois - 2.4%
Illinois Finance Authority, Revenue (Everest Academy of Lemont Inc. Project) (Liquidity Facility; FHLB and LOC; FHLB)	1.67	9/7/18	5,160,000	[a]	5,160,000
Illinois Finance Authority, Revenue (Marwen Foundation Project) (LOC; Northern Trust Company)	1.63	9/7/18	3,810,000	[a]	3,810,000
Illinois Housing Development Authority, MFHR (Woodlawn Six Apartments) (LOC; FHLMC)	1.59	9/7/18	7,500,000	[a]	7,500,000
Lake Villa, Revenue (The Allendale Association Project) (LOC; Wells Fargo Bank)	1.61	9/7/18	1,560,000	[a]	1,560,000
		18,030,000
Indiana - 1.8%
Crawfordsville, IDR, Refunding (National Service Industries, Inc. Project) (LOC; Wells Fargo Bank)	1.67	9/7/18	4,000,000	[a]	4,000,000
Indiana Development Finance Authority, EDR (Goodwill Industries of Michiana, Inc. Project) (LOC; PNC Bank NA)	1.60	9/7/18	4,245,000	[a]	4,245,000
Indiana Health Facility Financing Authority, Revenue (Anthony Wayne Rehabilitation Center for Handicapped and Blind, Inc. Project) (LOC; Wells Fargo Bank)	1.67	9/7/18	1,750,000	[a]	1,750,000
Saint Joseph County, Health Care Facility Revenue (South Bend Medical Foundation Project) (LOC; PNC Bank NA)	1.60	9/7/18	3,395,000	[a]	3,395,000
		13,390,000
Iowa - .7%
Tender Option Bond Trust Receipts (Series 2018-ZF2627), 2/15/35, (Liquidity Facility; Morgan Stanley Bank)	1.61	9/7/18	5,000,000	[a,b,c]	5,000,000
Kansas - 1.2%
Burlington, EIR, Refunding (Kansas City Power and Light Company Project) (Liquidity Facility; Mizuho Bank, Ltd.)	1.59	9/7/18	2,200,000	[a]	2,200,000
Burlington, Environment Improvement Revenue (Kansas City Power and Light) (LOC; Mizuho Bank, Ltd.)	1.59	9/7/18	6,750,000	[a]	6,750,000
		8,950,000
Kentucky - .8%
Boone County, Pollution Control Revenue (Duke Energy) (LOC; Sumitomo Mitsui Banking)	1.52	9/7/18	1,700,000	[a]	1,700,000
Jefferson County, Industrial Revenue, Refunding (Zeochem L.L.C. Project) (LOC; UBS AG)	1.61	9/7/18	3,625,000	[a]	3,625,000
Lexington-Fayette Urban County Government, Industrial Building Revenue (Community Action Council Project) (LOC; PNC Bank NA)	1.61	9/7/18	665,000	[a]	665,000
		5,990,000
Louisiana - 2.1%
Louisiana Public Facilities Authority, Revenue (Air Products and Chemicals Project)	1.41	9/1/18	5,950,000	[a]	5,950,000
Tender Option Bond Trust Receipts (Series 2018-BAML7002), 9/1/57, (Louisan Public Facilities Authority, Hospital Revenue Bonds (Louisiana Children's Medical Center) (LOC; Bank of America NA and SPA; Bank of America NA))	1.56	9/7/18	10,000,000	[a,b,c]	10,000,000
		15,950,000

11

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 98.9% (continued)
Maryland - 1.8%
Baltimore County, Revenue, Refunding (Shade Tree Trace Apartments Facility) (LOC; M&T Trust)	1.66	9/7/18	835,000	[a]	835,000
Maryland Economic Development Corporation, EDR (Prologue, Inc. Project) (LOC; Bank of America)	1.79	9/7/18	2,015,000	[a]	2,015,000
Maryland Health & Higher Educational Facilities Authority, Pooled Loan Program Revenue (LOC; Bank of America)	1.77	9/7/18	4,500,000	[a]	4,500,000
Tender Option Bond Trust Receipts (Series 2017-XG0146), 11/15/24, (Medical Health and Higher Educational Facilities Authority, Revenue) (LOC; JPMorgan Chase Bank NA)	1.61	9/7/18	6,635,000	[a,b,c]	6,635,000
		13,985,000
Massachusetts - 1.3%
RBC Municipal Products Trust (Series 2018-E116), GO (Liquidity Facility; Royal Bank of Canada and LOC; Royal Bank of Canada)	1.59	9/7/18	10,000,000	[a,b,c]	10,000,000
Michigan - 1.3%
Tender Option Bond Trust Receipts (Series 2018 XF0686), 11/1/48, (Michigan Finance Authority, Revenue Bonds (Charter County of Wayne Criminal Justice Center) (Liquidity Agreement; Royal Bank of Canada)) Recourse	1.61	9/7/18	4,000,000	[a,b,c]	4,000,000
University of Michigan, CP, Series K-1	1.35	10/2/18	5,865,000		5,863,766
		9,863,766
Minnesota - 2.4%
Eden Prairie, MF Housing Revenue (Park at City West Apartments) (LOC; FHLMC)	1.57	9/7/18	14,805,000	[a]	14,805,000
Minneapolis, MFHR (Seven Corners Apartments Project) (LOC; Wells Fargo Bank)	1.67	9/7/18	1,155,000	[a]	1,155,000
Minnesota Higher Education Facilities Authority, Revenue (Macalester College)	1.63	9/7/18	1,200,000	[a]	1,200,000
Saint Paul Housing and Redevelopment Authority, Revenue (Goodwill/Easter Seals Project) (LOC; U.S. Bank NA)	1.66	9/7/18	950,000	[a]	950,000
		18,110,000
Mississippi - .4%
Mississippi Business Finance Corporation, Revenue, Refunding (Jackson Heart Realty Refunding Project) (LOC; FHLB)	1.60	9/7/18	3,385,000	[a]	3,385,000
Nebraska - .7%
Tender Option Bond Trust Receipts (Series 2018-XF2671), 9/1/48, (Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds (Liquidity Agreement; Morgan Stanley Bank))	1.59	9/7/18	5,245,000	[a,b,c]	5,245,000
New Hampshire - .2%
New Hampshire Health and Education Facilities Authority, Revenue (University System of New Hampshire Issue) (Liquidity Facility; State Street Bank and Trust Co.)	1.40	9/1/18	1,315,000	[a]	1,315,000
New Jersey - 1.5%
New Jersey Health Care Facilities Financing Authority, Revenue (Atlantic Health System Hospital Corporation Issue) (LOC; Bank of America)	1.56	9/7/18	1,400,000	[a]	1,400,000
Tender Option Bond Trust Receipts (Series 2016-ZF0468), 6/15/19, (New Jersey Transportation Trust Fund Authority (Transportation System)) (LOC; Royal Bank of Canada)	1.61	9/7/18	8,550,000	[a,b,c]	8,550,000

12

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 98.9% (continued)
New Jersey - 1.5% (continued)
Tender Option Bond Trust Receipts (Series 2016-ZF0470), 7/1/20, (New Jersey Turnpike Authority, Turnpike Revenue) (LOC; Royal Bank of Canada)	1.61	9/7/18	1,500,000	[a,b,c]	1,500,000
		11,450,000
New York - 5.7%
Metropolitan Transportation Authority of New York, (Liquidity Facility; Citibank NA)	1.66	9/7/18	2,590,000	[a,b,c]	2,590,000
New York City, GO Notes (Liquidity Facility; Bank of America)	1.41	9/1/18	2,300,000	[a]	2,300,000
New York City Capital Resource Corporation, Recovery Zone Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	1.68	9/7/18	3,700,000	[a]	3,700,000
Oneida County Industrial Development Agency, Civic Facility Revenue (Saint Elizabeth Medical Center Facility) (LOC; HSBC Bank USA)	1.59	9/7/18	1,500,000	[a]	1,500,000
Syracuse, RAN, Series 2018 A	3.50	3/29/19	10,644,000		10,737,454
Tender Option Bond Trust Receipts (Series 2018-XF0615), 11/15/25, (Metropolitan Transportation Authority, Revenue, Refunding) (Liquidity Facility; JPMorgan Chase Bank NA)	1.64	9/7/18	12,375,000	[a,b,c]	12,375,000
Tender Option Bond Trust Receipts (Series 2018-XF0623), 11/15/42, (Liquidity Facility; TD Bank NA)	1.68	9/7/18	5,000,000	[a,b,c]	5,000,000
Tompkins County Industrial Development Agency, Civic Facility Revenue (Community Development Properties Ithaca, Inc. Project) (LOC; M&T Trust)	1.66	9/7/18	5,000,000	[a]	5,000,000
		43,202,454
North Carolina - .4%
North Carolina Capital Facilities Finance Agency, Revenue (North Carolina Aquarium Society Project) (LOC; Bank of America)	1.57	9/7/18	1,120,000	[a]	1,120,000
North Carolina Medical Care Commission, Health Care Facilities Revenue (Lower Cape Fear Hospice, Inc.) (LOC; Branch Banking and Trust Co.)	1.59	9/7/18	950,000	[a]	950,000
North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Novant Health Group) (SPA; JPMorgan Chase Bank NA) Series 2004 A	1.53	9/7/18	1,185,000	[a]	1,185,000
		3,255,000
Ohio - 3.2%
Butler County, Revenue (The Lakota Family YMCA) (LOC; PNC Bank NA)	1.61	9/7/18	1,400,000	[a]	1,400,000
Hamilton County, Hospital Facilities Revenue (Beechwood Home Project) (LOC; PNC Bank NA)	1.60	9/7/18	2,200,000	[a]	2,200,000
Salem, Civic Facility Revenue (Community Center, Inc. Project) (LOC; PNC Bank NA)	1.60	9/7/18	4,955,000	[a]	4,955,000
Stark County Port Authority, Revenue (Canton Country Day School Project) (LOC; PNC Bank NA)	1.64	9/7/18	585,000	[a]	585,000
Stark County Port Authority, Revenue (Community Action Agency Project) (LOC; JPMorgan Chase Bank)	1.60	9/7/18	695,000	[a]	695,000
Tender Option Bond Trust Receipts (Series 2018-YX1079), 9/1/25 , Revenue (Liquidity Agreement; Barclays Bank PLC and LOC; Barclays Bank PLC)	1.71	9/7/18	14,590,000	[a,b,c]	14,590,000
		24,425,000

13

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 98.9% (continued)
Pennsylvania - .6%
Pennsylvania Economic Development Financing Authority, EDR (Montessori Academy of Chambersburg, Inc. Project) (LOC; PNC Bank NA)	1.65	9/7/18	1,100,000	[a]	1,100,000
Pennsylvania Higher Educational Facilities Authority, Revenue (Association of Independent Colleges and Universities of Pennsylvania Financing Program - Moore College of Art and Design Project) (LOC; PNC Bank NA)	1.61	9/7/18	1,300,000	[a]	1,300,000
York Redevelopment Authority, Revenue (LOC; M&T Trust)	1.71	9/7/18	2,160,000	[a]	2,160,000
		4,560,000
South Carolina - 2.5%
South Carolina Jobs-Economic Development Authority, Economic Development Revenue (YMCA Beaufort County Project) (LOC; Branch Banking and Trust)	1.59	9/7/18	1,210,000	[a]	1,210,000
South Carolina Jobs-Economic Development Authority, EDR (YMCA of Coastal Carolina Project) (LOC; Wells Fargo Bank)	1.67	9/7/18	2,190,000	[a]	2,190,000
Tender Option Bond Trust Receipts (Series 2017-XG0149), 12/1/50, Revenue, Refunding (Liquidity Facility; Barclays Bank PLC)	1.60	9/7/18	15,315,000	[a,b,c]	15,315,000
		18,715,000
Tennessee - 1.3%
Cleveland Health and Educational Facilities Board, Revenue (Lee University Project) (LOC; Branch Banking and Trust Co.)	1.61	9/7/18	400,000	[a]	400,000
Hawkins County Industrial Development Board, IDR, Refunding (Leggett and Platt, Inc. Project) (LOC; Wells Fargo Bank)	1.66	9/7/18	1,750,000	[a]	1,750,000
Tender Option Bond Trust Receipts (Series 2017-XG0145), 7/1/48, Revenue (Vanderbilt University Medical Center Program) (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)	1.60	9/7/18	3,485,000	[a,b,c]	3,485,000
Tender Option Bond Trust Receipts (Series 2018-XL0062), 7/1/24, (Liquidity Facility; Citibank NA and LOC; Citibank NA)	1.62	9/7/18	4,420,000	[a,b,c]	4,420,000
		10,055,000
Texas - 19.4%
Atascosa County Industrial Development Corporation, PCR, Refunding (San Miguel Electric Cooperative, Inc. Project) (LOC; National Rural Utilities Cooperative Finance Corporation)	1.59	9/7/18	34,100,000	[a]	34,100,000
Dallas Waterworks and Sewer, CP (Liquidity Facility; State Street Bank and Trust)	1.22	9/4/18	12,300,000		12,299,854
Gulf Coast Industrial Development Authority, Revenue (Petrounited Term Inc.) (LOC; BNP Paribas)	1.60	9/7/18	6,200,000	[a]	6,200,000
Houston, CP (LOC; Citibank NA)	1.25	9/4/18	10,000,000		9,999,711
Midlothian Industrial Development Corporation, Revenue (Holcim Project) (LOC; UBS AG)	1.51	9/7/18	19,300,000	[a]	19,300,000
Tender Option Bond Trust Receipts (Series 2018-XG0164), 2/1/48, (Insured; Texas Permanent School Fund Guarantee Program and Liquidity Facility; Bank of America NA)	1.60	9/7/18	2,795,000	[a,b,c]	2,795,000
Tender Option Bond Trust Receipts (Series 2018-XM0662), 12/15/46, (Liquidity Facility; Toronto-Dominion Bank)	1.64	9/7/18	6,310,000	[a,b,c]	6,310,000
Texas, GO Notes (Veterans Bonds) (Liquidity Facility; Mizuho Bank, Ltd.)	1.50	9/7/18	22,435,000	[a]	22,435,000

14

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 98.9% (continued)
Texas - 19.4% (continued)
University of Texas System Board of Regents, CP	1.11	10/2/18	10,000,000		9,998,539
University of Texas System Board of Regents, CP	1.11	10/3/18	25,000,000		24,996,282
		148,434,386
Utah - 2.0%
Intermountain Power Agency, CP (Liquidity Agreement; Bank of America NA) Series B-2	1.30	9/4/18	15,000,000		14,999,614
Vermont - .1%
Vermont Educational and Health Buildings Financing Agency, Revenue (Capital Asset Financing Program) (LOC; Wells Fargo Bank)	1.82	9/7/18	660,000	[a]	660,000
Washington - 2.1%
Tender Option Bond Trust Receipts (Series 2018-ZF2682), 5/1/38, (King County Housing Authority, Revenue Bonds, Refunding (Ballinger Commons Apartments) (Liquidity Agreement; Morgan Stanley Bank))	1.59	9/7/18	7,500,000	[a,b,c]	7,500,000
University of Washington, CP	1.67	12/7/18	5,000,000		5,000,000
Washington Housing Finance Commission, Nonprofit Revenue (The Evergreen School Project) (LOC; Wells Fargo Bank)	1.67	9/7/18	495,000	[a]	495,000
Washington Housing Finance Commission, Revenue (Artspace Everett Lofts and Multi-Family Housing Project) (LOC; FHLMC)	1.53	9/7/18	3,200,000	[a]	3,200,000
		16,195,000
West Virginia - .2%
Cabell County Commission, Revenue (Huntington YMCA Project) (LOC; JPMorgan Chase Bank)	1.60	9/7/18	1,900,000	[a]	1,900,000
Wisconsin - 3.7%
Byron, IDR, Refunding (Ocean Spray Cranberries, Inc. Project) (LOC; Bank of America)	1.67	9/7/18	6,500,000	[a]	6,500,000
Chippewa Falls Area, BAN (Unified School District)	3.00	1/10/19	5,000,000		5,007,754
Illinois Development Finance Authority, Revenue Bonds (North Shore Senior Center Project) (LOC; JPMorgan Chase Bank NA)	1.53	9/7/18	7,000,000	[a]	7,000,000
Racine, NAN	3.50	3/11/19	2,000,000		2,009,460
Wisconsin Health and Educational Facilities Authority, Revenue (Goodwill Industries of North Central Wisconsin, Inc.) (LOC; Wells Fargo Bank)	1.67	9/7/18	4,790,000	[a]	4,790,000
Wisconsin Health and Educational Facilities Authority, Revenue (Madison Family Medicine Residency Corporation, Inc. Project) (LOC; JPMorgan Chase Bank)	1.60	9/7/18	930,000	[a]	930,000

15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Investments - 98.9% (continued)
Wisconsin - 3.7% (continued)
Wisconsin Health and Educational Facilities Authority, Revenue (Sinsinawa Nursing, Inc. Project) (LOC; JPMorgan Chase Bank)	1.60	9/7/18	250,000	[a] 250,000
Wisconsin Housing and Economic Development Authority, SMFH Revenue, Ser. C (SPA; Federal Home Loan Bank)	1.59	9/7/18	2,000,000	[a] 2,000,000
		28,487,214
Total Investments (cost $755,388,398)			98.9%	755,431,384
Cash and Receivables (Net)			1.1%	8,144,551
Net Assets			100.0%	763,575,935

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities amounted to $214,375,000 or 28.08% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio Summary (Unaudited) †	Value (%)
Health Care	18.6
Education	15.3
Industrial	14.2
Utility-Electric	12.7
State/Territory	7.0
Multi-Family Housing	5.8
Transportation Services	4.7
City	4.1
Utility-Water & Sewer	3.9
Other	3.9
Housing	3.2
Pollution Control	1.9
Special Tax	1.4
County	1.3
Single Family Housing	.9
98.9

† Based on net assets.

See notes to financial statements.

16

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

17

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2018

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	791,690,359	††	755,431,384
Interest receivable	425,904		1,337,928
Receivable for investment securities sold	-		20,500,859
Prepaid expenses	9,605		11,180
	792,125,868		777,281,351
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)	116,854		110,951
Due to Administrator—Note 2(a)	82,778		80,255
Cash overdraft due to Custodian	256,020		729,400
Payable for investment securities purchased	-		12,746,914
Trustees fees and expenses payable	16,553		16,316
Accrued expenses	16,751		21,580
	488,956		13,705,416
Net Assets ($)	791,636,912		763,575,935
Composition of Net Assets ($):
Paid-in capital	791,639,680		763,532,949
Accumulated net realized gain (loss) on investments	(2,768)		-
Accumulated net unrealized appreciation (depreciation) on investments	-		42,986
Net Assets ($)	791,636,912		763,575,935
† Investments at cost ($)	791,690,359		755,388,398
†† Value of repurchase agreements—Note 1(b) ($)	94,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	774,733,030		763,520,897
Shares Outstanding	774,738,596		764,229,127
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	16,903,882		55,038
Shares Outstanding	16,903,878		55,098
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

18

STATEMENTS OF OPERATIONS
Year Ended August 31, 2018

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	11,897,053	8,809,624
Expenses:
Investment advisory fee—Note 2(a)	1,168,345	1,071,001
Administration fee—Note 2(a)	954,818	875,176
Trustees’ fees and expenses—Note 2(c)	48,466	49,081
Shareholder servicing costs—Note 2(b)	43,422	133
Professional fees	42,792	45,320
Registration fees	30,626	33,802
Custodian fees—Note 2(b)	23,125	32,462
Prospectus and shareholders’ reports	14,398	12,773
Miscellaneous	30,410	43,133
Total Expenses	2,356,402	2,162,881
Less—reduction in fees due to earnings credits—Note 2(b)	(5,657)	(3,747)
Net Expenses	2,350,745	2,159,134
Investment Income—Net	9,546,308	6,650,490
Realized and Unrealized Gain (Loss) on Investments—Note1(b) ($):
Net realized gain (loss) on investments	521	79,004
Net unrealized appreciation (depreciation) on investments	-	42,986
Net Realized and Unrealized Gain (Loss) on Investments	521	121,990
Net Increase in Net Assets Resulting from Operations	9,546,829	6,772,480

See notes to financial statements.

19

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income—net	9,546,308	2,840,182	6,650,490	2,391,789
Net realized gain (loss) on investments	521	(3,289)	79,004	94,244
Net unrealized appreciation (depreciation) on investments	-	-	42,986	(9,775)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,546,829	2,836,893	6,772,480	2,476,258
Distributions to Shareholders from ($):
Investment income—net:
Class M	(9,383,047)	(2,816,846)	(6,655,129)	(2,391,695)
Investor Shares	(163,261)	(30,956)	(369)	(94)
Total Distributions	(9,546,308)	(2,847,802)	(6,655,498)	(2,391,789)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	1,162,190,850	1,099,083,546	1,564,832,868	1,112,006,777
Investor Shares	26,360,739	25,709,856	15,000	71,063
Distributions reinvested:
Class M	38,605	4,229	177,176	86,364
Investor Shares	161,584	30,796	98	1
Cost of shares redeemed:
Class M	(1,082,838,713)	(1,243,212,154)	(1,423,041,075)	(1,062,025,863)
Investor Shares	(29,986,172)	(14,171,816)	-	(2,365,959)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	75,926,893	(132,555,543)	141,984,067	47,772,383
Total Increase (Decrease) in Net Assets	75,927,414	(132,566,452)	142,101,049	47,856,852
Net Assets ($):
Beginning of Period	715,709,498	848,275,950	621,474,886	573,618,034
End of Period	791,636,912	715,709,498	763,575,935	621,474,886

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2018	2017	2016		2015		2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00		1.00		1.00
Investment Operations:
Investment income—net	.012	.004	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.012)	(.004)	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00	1.00	1.00		1.00		1.00
Total Return (%)	1.24	.38	.04		.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.31	.33		.32		.32
Ratio of net expenses to average net assets	.30	.31	.30		.19		.14
Ratio of net investment income to average net assets	1.23	.36	.04		.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	774,733	695,342	839,477		329,114		381,864

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2018	2017	2016		2015		2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00		1.00		1.00
Investment Operations:
Investment income—net	.010	.002	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.010)	(.002)	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00	1.00	1.00		1.00		1.00
Total Return (%)	.98	.18	.01		.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.58		.57		.57
Ratio of net expenses to average net assets	.55	.52	.32		.19		.14
Ratio of net investment income to average net assets	.94	.20	.01		.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	16,904	20,368	8,799		8,035		8,056

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

22

	Class M Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2018	2017	2016		2015		2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00		1.00		1.00
Investment Operations:
Investment income—net	.009	.004	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.009)	(.004)	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00	1.00	1.00		1.00		1.00
Total Return (%)	.93	.44	.04		.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.31	.31		.30		.30
Ratio of net expenses to average net assets	.30	.31	.16		.08		.13
Ratio of net investment income to average net assets	.93	.44	.04		.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	763,521	621,435	571,287		780,977		851,238

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2018	2017	2016		2015		2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00		1.00		1.00
Investment Operations:
Investment income—net	.007	.002	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.007)	(.002)	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00	1.00	1.00		1.00		1.00
Total Return (%)	.68	.19	.01		.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.57	.56		.56		.55
Ratio of net expenses to average net assets	.55	.57	.17		.09		.13
Ratio of net investment income to average net assets	.69	.12	.01		.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	55	40	2,331		6,788		2,648

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act, and, such, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the fund’s weekly liquid assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

25

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At August 31, 2018, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

At August 31, 2018, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(d) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2018, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2018, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2018, the components of accumulated earnings on a tax basis for each fund were substantially the same as for financial reporting purposes.

26

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

BNY Mellon Government Money Market Fund has an accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2018. The fund has $2,768 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders for each fund during the fiscal periods ended August 31, 2018 and August 31, 2017 was all ordinary income for BNY Mellon Government Money Market Fund and for BNY Mellon National Municipal Money Market Fund $6,650,490 was tax exempt income and $5,008 ordinary income for the period ended August 31, 2018 and all tax exempt income for the period ended August 31, 2017.

During the period ended August 31, 2018, as a result of permanent book to tax differences, primarily due to dividend reclassification and treating a portion of the proceeds from redemptions as a distribution for tax purposes, BNY Mellon National Municipal Money Market Fund increased accumulated undistributed investment income-net by $5,008, decreased accumulated net realized gain (loss) on investments by $79,004 and increased paid-in capital by $73,996. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2018, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

(e) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion        .15%

$6 billion up to $12 billion     .12%

In excess of $12 billion      .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 1 summarizes the amounts Investor shares were charged during the period ended August 31, 2018, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 1 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$43,300
BNY Mellon National Municipal Money Market Fund	134

27

NOTES TO FINANCIAL STATEMENTS (continued)

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 2 summarizes the amount each fund was charged during the period ended August 31, 2018 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 2.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 3 summarizes the amount each fund was charged during the period ended August 31, 2018 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 3 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$5
BNY Mellon National Municipal Money Market Fund	2

During the period ended August 31, 2018, each fund was charged $13,269 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statements of Operations.

Table 4 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2018, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $389,013,000 and $286,103,000 respectively.

Table 2—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Government Money Market Fund	23,125	(5,657)
BNY Mellon National Municipal Money Market Fund	32,462	(3,747)

Table 4—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Government Money Market Fund	101,751	3,835	5,575	5,693
BNY Mellon National Municipal Money Market Fund	98,650	12	6,596	5,693

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, as of August 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Fund Advisers investment companies since 2000.

New York, New York
October 29, 2018

29

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Government Money Market Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. For state individual income tax purposes, the fund hereby reports 64.95% of the ordinary income dividends paid during its fiscal year ended August 31, 2018 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2018 as “exempt-interest dividends” (not generally subject to regular Federal income tax), except $5,008 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

30

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 5-6, 2018, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

BNY Mellon Government Money Market Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

BNY Mellon National Municipal Money Market Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group medians for all periods and at or above the Performance Universe medians for all periods.

31

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund (which was zero in recent years except for BNY Mellon Government Money Market Fund in the most recent year) and the aggregate profitability percentage to Dreyfus and its affiliates for managing each fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

• The Board was satisfied with the relative performance of the BNY Mellon Government Money Market Fund.

• While the Board was somewhat concerned with the relative performance of BNY Mellon National Municipal Money Market Fund, the Board expressed confidence in the fund’s strategy and portfolio managers and agreed to closely monitor performance.

• For each fund, the Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds, or substantially similar agreements, during which

32

lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same funds’ arrangements, or substantially similar arrangements, in prior years. The Board determined to renew the Agreement.

33

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (75)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (82)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (62)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (74)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (70)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald (1994-2018)

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

Maureen M. Young (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

34

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 54 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017; from March 2013 to December 2017 Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

35

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation	MFTAR0818-MM

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT August 31, 2018

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2017 through August 31, 2018. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February of 2018, major global economies appeared to be in lock-step as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trek across sectors and market caps. Interest rates rose across the curve putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, the first rumblings of discontent shook equity markets. Global growth and monetary policy paths began to diverge. Non-U.S. economies weakened. Momentum sputtered, and equities began to struggle. Emerging market debt, non-U.S. denominated bonds, and corporate debt gave up much of the performance earned earlier in the period. Long-term U.S. interest rates started to fall. The shockwave ended in April and pressure on U.S. equity markets eased, allowing U.S. equity markets to end the 12-month period with double-digit gains.

Despite new concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that signal possible change on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe

President

BNY Mellon Funds Trust

September 17, 2018

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2017 through August 31, 2018, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of -0.05%, and Investor shares produced a total return of  -0.30%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -0.36%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -0.17% for the same period.3,4

With the exception of intermediate-maturity securities, municipal bonds generally produced marginally positive total returns over the reporting period due to favorable supply-and-demand dynamics in the municipal securities market driven by tax reform and investors’ desire for yield. The fund outperformed the Index, mainly due to sector and credit quality allocation decisions and yield curve positioning.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Tax Reform and Hunger for Yield Drive Municipal Market Behavior

Municipal bonds encountered bouts of volatility until midway through the reporting period. Prior to tax reform passing, a record number of new issues put upward pressure on yields and downward pressure on prices. However, market weakness proved temporary, and municipal bonds rebounded as volatility worked its way out of the system by March. Demand from individuals in high-tax states increased significantly as the search for relief from the newly imposed restrictions on state and local tax deductions drove people back to the municipal markets. Conversely, tax cuts to corporations may have softened institutional demand for municipal bonds, particularly from banks and insurance companies, as companies perceive less of a need to seek out tax-advantaged investments in the wake of lower tax rates. As the economy remains strong, tax revenues continue to support the underlying financial conditions of many municipalities, reducing the perceived risk of lending money to these entities.

In this historically low interest-rate environment, investors continue to display yield-seeking behavior, emphasizing lower-quality credits and longer-maturity profiles. The trend towards longer-maturity bonds is exacerbated by the Federal Reserve’s (the “Fed”) consistent increases of the federal funds rate. These increases have driven up the short part of the yield curve. This activity, in conjunction with demand on the long end, has caused the yield curve to flatten. This flattening action has detracted from bond returns through the 5-year portion of the curve. In addition to seeking longer-maturity securities, investors are opting for lower-quality credit, purchasing bonds in the lower investment grade and high yield credit sectors. This demand is supporting prices in these sectors and contributing to spread compression.

Revenue-Backed Bonds and Yield Curve Positioning Support Fund Results

The fund’s performance relative to the Index was supported during the reporting period by a focus on higher-yielding revenue-backed bonds and relatively light holdings of general obligation bonds. A “barbelled” yield curve strategy also proved advantageous. This strategy underweights the middle of the curve, which was heavily affected by rate increases during the period. Relative overweights in tobacco securitization and transportation bonds helped performance, as did an underweight to utilities. From a credit quality perspective, the fund outperformed the Index among municipal bonds with “A” credit ratings and ratings below BBB. Higher-yielding issues, particularly debt issued by Puerto Rico, were additive. Underweighting AAAs was helpful. High-quality California bonds also boosted relative returns.

On a more negative note, the fund’s holdings of municipal bonds with 5- to 10-year maturities proved especially vulnerable to interest-rate increases. In addition, an underweight position in the 28- to 30-year portion of the yield curve detracted from the fund’s performance. Performance in BBB instruments lagged the benchmark.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased and favorable supply-and-demand dynamics have resumed. As the economy remains strong, we anticipate continued support of issuer fundamentals. Interest rates may continue to rise. As we approach 2019, we suspect seasonal effects may contribute to market volatility as supply increases and reinvestment demand falls. This may cause spreads to widen.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding bonds and advantageous, barbelled yield-curve positioning. In addition, we remain judiciously diversified across credit qualities. Currently, we are overweight to lower-quality credits which, when compared to higher-quality credits of like maturity, we believe have the potential to provide greater yield cushion in the face of yield volatility and rising interest rates. We will continue to seek out individual credits with favorable return profiles and select investment opportunities which support liquidity within the fund.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

4

For the period from September 1, 2017 through August 31, 2018, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 0.18%, and Investor shares produced a total return of  -0.07%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 0.28%,2 and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of 0.34% for the same period.3,4

Short-term municipal bonds generally produced marginally positive total returns over the reporting period due to favorable supply-and-demand dynamics in the municipal securities market driven by tax reform and a desire for shorter-duration securities. The fund mildly underperformed the Index primarily due to a material underweight to pre-funded municipal bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Tax Reform and Hunger for Yield Drive Municipal Market Behavior

Municipal bonds encountered bouts of volatility until the middle of the reporting period. Prior to tax reform passing, a record number of new issues put upward pressure on yields and downward pressure on prices. However, market weakness proved temporary, and municipal bonds rebounded as volatility worked its way out of the system by March. Demand from individuals in high-tax states increased significantly as the search for relief from the newly imposed restrictions on state and local tax deductions drove people back to the municipal markets. Conversely, tax cuts to corporations may have softened institutional demand for municipal bonds, particularly from banks and insurance companies, as companies perceive less of a need to seek out tax-advantaged investments in the wake of lower tax rates. As the economy remains strong, tax revenues continue to support the underlying financial conditions of many municipalities, reducing the perceived risk of lending money to these entities.

In this historically low interest-rate environment, investors continue to display yield-seeking behavior, emphasizing lower-quality credits and longer-maturity profiles. The trend towards longer-maturity bonds is exacerbated by the Federal Reserve’s (the “Fed”) consistent increases of the federal funds rate. These increases have driven up the short part of the yield curve. This activity, in conjunction with demand on the long end, has caused the yield curve to flatten. This flattening action has detracted from bond returns through the five-year portion of the curve. In addition to seeking longer-maturity securities, investors are opting for lower-quality credit, purchasing bonds in the lower investment grade and high yield credit sectors. This demand is supporting prices in these sectors and contributing to spread compression.

Credit Quality and Sector Allocation Affect Fund Results

The fund’s performance relative to the Index was supported during the reporting period by credit quality and sector allocation decisions. To a lesser extent, maturity decisions also benefited results. All credit qualities outperformed. A-rated bonds were the largest overweight position and provided the most benefit to return, followed by the overweight to BBBs. AAA and AA bonds were underweight to the benchmark, which also provided a boost to relative results. An overweight positioning in industrial development revenue and pollution control revenue bonds (IDRPCR) was the largest contributor to the fund’s performance.

Underweight exposure to state and local general obligation bonds, which outperformed during the period, detracted from returns. In addition, the fund’s significantly underweight position in pre-funded municipal bonds, which performed well during the period, hurt relative returns.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased and favorable supply-and-demand dynamics have resumed. As the economy remains strong, we anticipate continued support of issuer fundamentals. Rates, particularly at the short end of the curve, may continue to rise. As we approach 2019, we suspect seasonal effects may contribute to market volatility as supply increases and reinvestment demand falls. This may cause spreads to widen.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding bonds. However, we have also maintained the fund’s generally defensive duration posture amid rising short-term interest rates, and we have maintained a focus on shorter-term securities. In addition, we remain judiciously diversified across credit qualities. We will continue to select investment opportunities which support liquidity within the fund.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Bloomberg L.P. — The S&P Municipal Bond Short Indexconsists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through August 31, 2018, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 0.22%, and Investor shares produced a total return of -0.12%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -0.36%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -0.17% for the same period.3,4

With the exception of intermediate-maturity securities, municipal bonds generally produced marginally positive total returns over the reporting period due to favorable supply-and-demand dynamics in the municipal securities market driven by tax reform and investors’ desire for yield. The fund outperformed the Index due to yield curve positioning and sector allocation decisions.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Tax Reform and Hunger for Yield Drive Municipal Market Behavior

Municipal bonds encountered bouts of volatility until midway through the reporting period. Prior to tax reform passing, a record number of new issues put upward pressure on yields and downward pressure on prices. However, market weakness proved temporary, and municipal bonds rebounded as volatility worked its way out of the system by March. Demand from individuals in high-tax states increased significantly as the search for relief from the newly imposed restrictions on state and local tax deductions drove people back to the municipal markets. Conversely, tax cuts to corporations may have softened institutional demand for municipal bonds, particularly from banks and insurance companies, as companies perceive less of a need to seek out tax-advantaged investments in the wake of lower tax rates. As the economy remains strong, tax revenues continue to support the underlying financial conditions of many municipalities, reducing the perceived risk of lending money to these entities.

In this historically low interest-rate environment, investors continue to display yield-seeking behavior, emphasizing lower-quality credits and longer-maturity profiles. The trend towards longer-maturity bonds is exacerbated by the Federal Reserve’s (the “Fed”) consistent increases of the federal funds rate. These increases have driven up the short part of the yield curve. This activity, in conjunction with demand on the long end, has caused the yield curve to flatten. This flattening action has detracted from bond returns through the five-year portion of the curve. In addition to seeking longer-maturity securities, investors are opting for lower-quality credit, purchasing bonds in the lower investment grade and high yield credit sectors. This demand is supporting prices in these sectors and contributing to spread compression.

Revenue-Backed Bonds and Lower-Quality Instruments Support Fund Results

The fund’s performance relative to the Index was supported during the reporting period by a focus on higher-yielding revenue-backed bonds and relatively light holdings of general obligation bonds. In addition, Pennsylvania municipal bonds generally outperformed the broader national municipal market, providing a relative boost to the fund’s performance. A “barbelled” yield curve strategy also proved advantageous. This strategy underweights the middle of the yield curve, which was heavily affected by interest-rate increases during the period. From a credit-quality perspective, the fund outperformed the Index among municipal bonds with “A” credit ratings and ratings below BBB. Underweighting AAAs was helpful. Issue selection and prolonged exposure in the lower-quality space, particularly debt issued by Puerto Rico, was additive.

On a more negative note, the fund’s holdings of municipal bonds with 5- to 10-year maturities proved especially vulnerable to interest-rate increases. Performance from BBB-rated instruments also detracted from the fund’s relative results.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased and favorable supply-and-demand dynamics have resumed. As the economy remains strong, we anticipate continued support of issuer fundamentals. Interest rates may continue to rise. As we approach 2019, we suspect seasonal effects may contribute to market volatility as supply increases and reinvestment demand falls. This may cause spreads to widen.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding bonds and advantageous, barbelled yield-curve positioning. In addition, we remain judiciously diversified across credit qualities. Currently, we are overweight to lower-quality credits which, when compared to higher-quality credits of like maturity, we believe have the potential to provide greater protection against spread widening in the face of volatility. We will continue to seek out individual credits with favorable return profiles and select investment opportunities which support liquidity within the fund.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

6

For the period from September 1, 2017 through August 31, 2018, as provided by Mary Collette O’Brien and Stephen J. O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of -0.32%, and Investor shares produced a total return of -0.56%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -0.36%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -0.17% for the same period.3,4

With the exception of intermediate-maturity securities, municipal bonds generally produced marginally positive total returns over the reporting period due to favorable supply-and-demand dynamics in the municipal securities market driven by tax reform and investors’ desire for yield. The fund produced returns that were roughly in line with the Index.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Tax Reform and Hunger for Yield Drive Municipal Market Behavior

Municipal bonds encountered bouts of volatility until midway through the reporting period. Prior to tax reform passing, a record number of new issues put upward pressure on yields and downward pressure on prices. However, market weakness proved temporary, and municipal bonds rebounded as volatility worked its way out of the system by March. Demand from individuals in high-tax states increased significantly as the search for relief from newly imposed restrictions on state and local tax deductions drove people back to the municipal markets. Conversely, tax cuts to corporations may have softened institutional demand for municipal bonds, particularly from banks and insurance companies, as companies perceive less of a need to seek out tax-advantaged investments in the wake of lower tax rates. As the economy remains strong, tax revenues continue to support the underlying financial conditions of many municipalities, reducing the perceived risk of lending money to these entities.

In this historically low interest-rate environment, investors continue to display yield-seeking behavior, emphasizing lower-quality credits and longer-maturity profiles. The trend towards longer-maturity bonds is exacerbated by the Federal Reserve’s (the “Fed”) consistent increases of the federal funds rate. These increases have driven up the short part of the yield curve. This activity, in conjunction with demand on the long end, has caused the yield curve to flatten. This flattening action has detracted from bond returns through the 5-year portion of the curve. In addition to seeking longer-maturity securities, investors are opting for lower-quality credit, purchasing bonds in the lower investment grade and high yield credit sectors. This demand is supporting prices in these sectors and contributing to spread compression.

Revenue-Backed Bonds and Yield Curve Positioning Support Fund Results

The fund’s performance relative to the Index was supported during the reporting period by a focus on higher-yielding revenue-backed bonds and relatively light holdings of general obligation bonds. The fund was overweight to the benchmark in education and health care bonds. The allocation to these sectors was additive. Positioning in utilities, transportation, and tobacco bonds was advantageous. A “barbelled” yield curve strategy also boosted the fund’s returns. This strategy underweights the middle of the curve, which was heavily affected by interest-rate increases during the period.

On a more negative note, the fund’s holdings of municipal bonds with 5- to 10-year maturities proved especially vulnerable to interest-rate increases. In addition, issue selection in BBBs detracted from relative returns, as did selections in the housing subsector.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased and favorable supply-and-demand dynamics have resumed. As the economy remains strong, we anticipate continued support of issuer fundamentals. Interest rates may continue to rise. As we approach 2019, we suspect seasonal effects may contribute to market volatility as supply increases and reinvestment demand falls. This may cause spreads to widen.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding bonds and advantageous, barbelled yield curve positioning. In addition, we remain judiciously diversified across credit qualities. Currently, we are overweight to lower-quality credits which, when compared to higher-quality credits of like maturity, we believe have the potential to provide a cushion in the face of yield volatility and rising interest rates. We will continue to seek out individual credits with favorable return profiles and select investment opportunities which support liquidity within the fund.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through August 31, 2018, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of -0.22%, and Investor shares produced a total return of -0.38%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -0.36%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -0.17% for the same period.3,4

With the exception of intermediate-maturity securities, municipal bonds generally produced marginally positive total returns over the reporting period due to favorable supply-and-demand dynamics in the municipal securities market driven by tax reform and investors’ desire for yield. The fund produced returns that were roughly in line with those of the Index.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state, and New York city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state, and New York city personal income taxes. These municipal bonds include those issued by the State of New York and New York City as well as those issued by U.S. territories and possessions. Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years.

Tax Reform and Hunger for Yield Drive Municipal Market Behavior

Municipal bonds encountered bouts of volatility until midway through the reporting period. Prior to tax reform passing, a record number of new issues put upward pressure on yields and downward pressure on prices. However, market weakness proved temporary, and municipal bonds rebounded as volatility worked its way out of the system by March. Demand from individuals in high-tax states increased significantly as the search for relief from the newly imposed restrictions on state and local tax deductions drove people back to the municipal markets. Conversely, tax cuts to corporations may have softened institutional demand for municipal bonds, particularly from banks and insurance companies, as companies perceive less of a need to seek out tax-advantaged investments in the wake of lower tax rates. As the economy remains strong, tax revenues continue to support the underlying financial conditions of many municipalities, reducing the perceived risk of lending money to these entities.

In this historically low interest-rate environment, investors continue to display yield-seeking behavior, emphasizing lower-quality credits and longer-maturity profiles. The trend towards longer-maturity bonds is exacerbated by the Federal Reserve’s (the “Fed”) consistent increases of the federal funds rate. These increases have driven up the short part of the yield curve. This activity, in conjunction with demand on the long end, has caused the yield curve to flatten. This flattening action has detracted from bond returns through the 5-year portion of the curve. In addition to seeking longer-maturity securities, investors are opting for lower-quality credit, purchasing bonds in the lower investment grade and high yield credit sectors. This demand is supporting prices in these sectors and contributing to spread compression.

Revenue-Backed Bonds and Lower-Quality Instruments Support Fund Results

The fund’s performance relative to the Index was supported during the reporting period by a focus on higher-yielding revenue-backed bonds and relatively light holdings of general obligation bonds. A “barbelled” yield curve strategy also proved advantageous. This strategy underweights the middle of the curve, which was heavily affected by interest-rate increases during the period. From a credit-quality perspective, all credit profiles benefited the fund’s relative returns. Underweighting AAAs was helpful. Exposure in the lower-quality space was also beneficial. Higher-yielding issues, particularly debt issued by Puerto Rico, were additive.

On a more negative note, the fund’s holdings of municipal bonds with 5- to 10-year maturities proved especially vulnerable to interest-rate increases.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased and favorable supply-and-demand dynamics have resumed. As the economy remains strong, we anticipate continued support of issuer fundamentals. Interest rates may continue to rise. As we approach 2019, we suspect seasonal effects may contribute to market volatility as supply increases and reinvestment demand falls. This may cause spreads to widen.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding bonds and advantageous, barbelled yield-curve positioning. In addition, we remain judiciously diversified across credit qualities. Currently, we are overweight to lower-quality credits which, when compared to higher-quality credits of like maturity, we believe have the potential to provide greater protection against spread widening in the face of volatility. We will continue to seek out individual credits with favorable return profiles and select investment opportunities which support liquidity within the fund.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through December 31, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

8

For the period from September 1, 2017 through August 31, 2018, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 3.27%, and Investor shares produced a total return of 3.01%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 0.49% for the same period.2

Municipal bonds generally produced marginally positive total returns over the reporting period due to favorable supply-and-demand dynamics in the municipal securities market driven by tax reform and investors’ desire for yield. The fund outperformed the Index, with a large portion of the positive attribution stemming from allocations to lower-rated securities and the fund’s use of futures for hedging.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, it may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Tax Reform and Hunger for Yield Drive Municipal Market Behavior

Municipal bonds encountered bouts of volatility until midway through the reporting period. Prior to tax reform passing, a record number of new issues put upward pressure on yields and downward pressure on prices. However, market weakness proved temporary, and municipal bonds rebounded as volatility worked its way out of the system by March. Demand from individuals in high-tax states increased significantly as the search for relief from the newly imposed restrictions on state and local tax deductions drove people back to the municipal markets. Conversely, tax cuts to corporations may have softened institutional demand for municipal bonds, particularly from banks and insurance companies, as companies perceive less of a need to seek out tax-advantaged investments in the wake of lower tax rates. As the economy remains strong, tax revenues continue to support the underlying financial conditions of many municipalities, reducing the perceived risk of lending money to these entities.

In this historically low interest-rate environment, investors continue to display yield-seeking behavior, emphasizing lower-quality credits and longer-maturity profiles. The trend towards longer-maturity bonds is exacerbated by the Federal Reserve’s (the “Fed”) consistent increases of the federal funds rate. These increases have driven up the short part of the yield curve. This activity, in conjunction with demand on the long end, has caused the yield curve to flatten. This flattening action has detracted from bond returns through the 5-year portion of the curve. In addition to seeking longer-maturity securities, investors are opting for lower-quality credit, purchasing bonds in the lower investment grade and high yield credit sectors. This demand is supporting prices in these sectors and contributing to spread compression.

Allocations to Higher-Yielding Instruments Support Fund Results

The fund’s performance compared to the Index was supported during the reporting period by a focus on higher-yielding securities and the use of futures for hedging. An overweight to BBB-rated securities contributed to outperformance, as did investments in high yield bonds. A small overweight to debt issued by Puerto Rico also boosted the fund’s relative returns. Hedging with Treasury futures was also a significant contributor to performance. Issue selection within California and Illinois was additive. Selection of short-duration, high-coupon Texas debt also added to returns.

Disappointments proved relatively mild during the reporting period. The fund’s holdings of inverse floating rate notes detracted from its returns.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased and favorable supply-and-demand dynamics have resumed. As the economy remains strong, we anticipate continued support of issuer fundamentals. Interest rates may continue to rise. As we approach 2019, we suspect seasonal effects may contribute to market volatility as supply increases and reinvestment demand falls. This may cause spreads to widen.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding bonds and advantageous yield curve positioning. In addition, we remain judiciously diversified across credit qualities. Currently, we are overweight to lower-quality credits which, when compared to higher-quality credits of like maturity, we believe have the potential to provide a greater yield cushion in the face of volatility and rising interest rates. We anticipate that we will continue to utilize hedging strategies as we seek to add value to the fund’s portfolio, and we will continue to seek out individual credits with what we believe are favorable return profiles.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

9

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in BNY Mellon National Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	-0.05%	2.94%	3.65%
Investor shares	-0.30%	2.68%	3.39%
S&P Municipal Bond Intermediate Index	-0.17%	3.54%	4.20%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10

Comparison of change in value of $10,000 investment in BNY Mellon National Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	-0.05%	2.94%	2.55%
Investor shares	7/1/13	-0.30%	2.68%	2.30%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	-0.36%	3.44%	3.08%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $10,000 investment in BNY Mellon National Short-Term Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Short Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	0.18%	0.74%	1.29%
Investor shares	-0.07%	0.49%	1.04%
S&P Municipal Bond Short Index	0.34%	1.05%	1.75%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Short Index to the S&P Municipal Bond Investment Grade Short Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Short Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Short Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12

Comparison of change in value of $10,000 investment in BNY Mellon National Short-Term Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Short Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	0.18%	0.74%	0.74%
Investor shares	7/1/13	-0.07%	0.49%	0.49%
S&P Municipal Bond Investment Grade Short Index	7/1/13	0.28%	1.01%	1.03%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. For the avoidance of doubt, the lowest rating is used in determining if a bond is eligible for the index. S&P Dow Jones Indices looks at the long term rating, either insured or uninsured, and the underlying rating for index inclusion. Bonds that are pre-refunded or escrowed to maturity are included in this index. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	0.22%	2.72%	3.16%
Investor shares	-0.12%	2.45%	2.91%
S&P Municipal Bond Intermediate Index	-0.17%	3.54%	4.20%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

14

Comparison of change in value of $10,000 investment in BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	0.22%	2.72%	2.31%
Investor shares	7/1/13	-0.12%	2.45%	2.04%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	-0.36%	3.44%	3.08%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the Index. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Massachusetts Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	-0.32%	2.56%	3.17%
Investor shares	-0.56%	2.31%	2.92%
S&P Municipal Bond Intermediate Index	-0.17%	3.54%	4.20%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

Comparison of change in value of $10,000 investment in BNY Mellon Massachusetts Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	-0.32%	2.56%	2.17%
Investor shares	7/1/13	-0.56%	2.31%	1.93%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	-0.36%	3.44%	3.08%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $10,000 investment in BNY Mellon New York Intermediate Tax-Exempt Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Class M shares	-0.22%	2.91%	3.44%
Investor shares	-0.38%	2.65%	3.18%
S&P Municipal Bond Intermediate Index	-0.17%	3.54%	4.20%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in New York investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

18

Comparison of change in value of $10,000 investment in BNY Mellon New York Intermediate Tax-Exempt Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	-0.22%	2.91%	2.51%
Investor shares	7/1/13	-0.38%	2.65%	2.25%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	-0.36%	3.44%	3.08%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 7/1/13 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in New York investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19

FUND PERFORMANCE (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (Class M shares)
BNY Mellon Municipal Opportunities Fund (Investor shares)
Bloomberg Barclays U.S. Municipal Bond Index†
$20,394
$19,923
$16,014
22,000
19,600
17,200
14,800
12,400
10,000
Dollars
10/15/08
09
10
11
12
13
14
15
16
17
18
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Municipal Opportunities Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/18
	Inception Date	1 Year	5 Year	From Inception
Class M shares	10/15/08	3.27%	5.29%	7.48%
Investor shares	10/15/08	3.01%	5.03%	7.23%
Bloomberg Barclays U.S. Municipal Bond Index	9/30/08	0.49%	4.12%	4.86%††

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Municipal Opportunities Fund on 10/15/08 (inception date) to a $10,000 investment made in the Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index covers the U.S.dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

†† For comparative purposes, the value of the Index as of 9/30/08 is used as the beginning value on 10/15/08.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

20

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2018 to August 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2018
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.54	$3.81
Ending value (after expenses)	$1,014.50	$1,013.20
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.58	$3.84
Ending value (after expenses)	$1,006.90	$1,005.60
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.51	$4.77
Ending value (after expenses)	$1,015.90	$1,014.70
Annualized expense ratio (%)	.69	.94
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.79	$4.06
Ending value (after expenses)	$1,012.50	$1,012.10
Annualized expense ratio (%)	.55	.80
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.99	$4.26
Ending value (after expenses)	$1,013.10	$1,012.80
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.83	$5.11
Ending value (after expenses)	$1,028.40	$1,027.20
Annualized expense ratio (%)	.75	1.00

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

21

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2018
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.82
Ending value (after expenses)	$1,022.68	$1,021.42
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.60	$3.87
Ending value (after expenses)	$1,022.63	$1,021.37
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.52	$4.79
Ending value (after expenses)	$1,021.73	$1,020.47
Annualized expense ratio (%)	.69	.94
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.01	$4.28
Ending value (after expenses)	$1,022.23	$1,020.97
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.82	$5.09
Ending value (after expenses)	$1,021.42	$1,020.16
Annualized expense ratio (%)	.75	1.00

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22

STATEMENT OF INVESTMENTS

August 31, 2018

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.8%
Alabama - .6%
Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds	5.00	6/1/21	1,240,000	1,331,066
Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds	5.00	6/1/20	1,500,000	1,574,640
Birmingham Waterworks Board, Water Revenue Bonds, Refunding	4.00	1/1/35	5,585,000	5,821,804
Black Belt Energy Gas District, Gas Supply Revenue Bonds	4.00	6/1/21	5,000,000	5,226,950
				13,954,460
Alaska - .3%
Alaska, International Airports System Revenue Bonds	5.00	10/1/32	5,000,000	5,680,600
Arizona - .3%
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health)	5.00	1/1/27	5,000,000	5,888,550
Arkansas - .2%
University of Arkansas, Revenue Bonds	5.00	11/1/37	900,000	1,038,465
University of Arkansas, Revenue Bonds	5.00	11/1/38	800,000	923,080
University of Arkansas, Revenue Bonds	5.00	11/1/36	580,000	670,735
University of Arkansas, Revenue Bonds	5.00	11/1/33	500,000	582,570
University of Arkansas, Revenue Bonds	5.00	11/1/34	1,100,000	1,277,815
				4,492,665
California - 15.7%
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue Bonds	5.00	10/1/34	1,500,000	1,688,430
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/35	2,050,000	2,319,985
Anaheim Housing and Public Improvement Authority, Revenue Bonds, Refunding	5.00	10/1/35	2,485,000	2,752,933
Anaheim Housing and Public Improvement Authority, Revenue Bonds, Refunding	5.00	10/1/36	1,750,000	1,935,500
Anaheim Housing and Public Improvement Authority, Revenue Bonds, Refunding	5.00	10/1/33	3,000,000	3,337,170
Anaheim Housing and Public Improvement Authority, Revenue Bonds, Refunding	5.00	10/1/34	3,250,000	3,606,362
Bay Area Toll Authority, Toll Bridge Revenue Bonds, Refunding (San Francisco Bay Area Subordinate Toll Bridge)	4.00	4/1/35	10,000,000	10,626,300
California, GO	5.25	10/1/39	5,000,000	5,834,250
California, GO (Various Purpose)	4.00	9/1/31	10,000,000	10,861,100
California, GO (Various Purpose)	5.00	12/1/23	2,500,000	2,888,700
California, GO (Various Purpose)	5.00	12/1/23	12,500,000	14,443,500
California, GO (Various Purpose)	5.25	9/1/29	10,000,000	11,479,500
California, GO (Various Purpose)	6.50	4/1/33	4,010,000	4,122,120
California, GO (Various Purpose)	6.50	4/1/19	4,740,000	[a] 4,880,020

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Pri4ncipal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
California - 15.7% (continued)
California, GO, Refunding (Various Purpose)	5.00	10/1/25	5,000,000		5,944,650
California, Special Tax Obligation Revenue Bonds	5.00	10/1/29	5,000,000		5,868,700
California Department of Water Resources, Water System Revenue Bonds (Central Valley Project) (Escrowed to Maturity)	5.00	12/1/19	115,000		119,977
California Health Facilities Financing Authority, Revenue Bonds (Adventist Health System/West)	4.00	3/1/33	7,500,000		7,812,750
California Health Facilities Financing Authority, Revenue Bonds (City of Hope)	5.00	11/15/24	1,600,000		1,793,520
California Health Facilities Financing Authority, Revenue Bonds (City of Hope)	5.00	11/15/23	1,500,000		1,684,005
California Health Facilities Financing Authority, Revenue Bonds (Lucie Salter Packard Children's Hospital at Sanford)	4.00	11/15/47	1,120,000		1,149,456
California Health Facilities Financing Authority, Revenue Bonds (Lucie Salter Packard Children's Hospital at Sanford)	5.00	11/15/42	825,000		943,850
California Health Facilities Financing Authority, Revenue Bonds (Providence Health and Services)	6.50	10/1/18	3,440,000	[a]	3,452,831
California Health Facilities Financing Authority, Revenue Bonds (Providence Health and Services)	6.25	10/1/18	3,500,000	[a]	3,512,425
California Health Facilities Financing Authority, Revenue Bonds (Providence Health and Services)	6.25	10/1/18	8,500,000	[a]	8,530,175
California Health Facilities Financing Authority, Revenue Bonds (Providence Health and Services)	6.50	10/1/18	60,000	[a]	60,224
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Stanford Health Care)	5.00	11/15/32	8,240,000		9,773,629
California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds	4.00	10/1/45	8,275,000		8,622,715
California Municipal Finance Authority, Revenue Bonds, Refunding (Pomona College)	4.00	1/1/48	2,500,000		2,633,200
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000		2,140,580
California Statewide Communities Development Authority, Mortgage Revenue Bonds (Methodist Hospital of Southern California Project) (Collateralized; FHA)	6.25	8/1/19	4,105,000	[a]	4,264,110
Escondido Union School District, GO	5.00	8/1/25	1,320,000		1,574,206
Evergreen School District, GO	4.00	8/1/41	5,000,000		5,211,300
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/32	2,000,000		2,269,740
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	10,680,000		11,885,986
Golden State Tobacco Securitization Corporation, Tobacco Settlement	5.00	6/1/33	1,000,000		1,144,140
Golden State Tobacco Securitization Corporation, Tobacco Settlement	5.00	6/1/31	5,000,000		5,761,300
Golden State Tobacco Securitization Corporation, Tobacco Settlement	5.00	6/1/30	3,500,000		4,051,985
Long Beach Unified School District, GO	4.00	8/1/38	10,300,000		10,819,841
Los Angeles Department of Airports, Airport Revenue Bonds	5.00	5/15/26	9,060,000		10,560,336
Los Angeles Department of Airports, Senior Revenue Bonds (Los Angeles International Airport)	5.25	5/15/26	7,000,000		7,454,440
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/33	4,000,000	[b]	2,336,400

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
California - 15.7% (continued)
Port of Oakland, Revenue Bonds	5.00	5/1/23	1,875,000		2,014,181
Riverside County Transportation Commission, Sales Tax Revenue Bonds	5.25	6/1/23	5,000,000	[a]	5,789,900
Sacramento County Sanitation Districts Financing Authority, Subordinate Lien Revenue Bonds (Sacramento Regional County Sanitation District) (Insured; FGIC), 3 Month LIBOR + .53%	2.07	12/1/35	10,000,000	[c]	9,767,300
Sacramento County Water Financing Authority, Revenue Bonds (Sacramento County Water Agency Zones 40 and 41 Water System Project) (Insured; National Public Finance Guarantee Corp.), 3 Month LIBOR + .55%	2.09	6/1/34	8,000,000	[c]	7,708,960
San Diego Unified School District, GO	4.00	7/1/37	4,000,000		4,222,080
San Francisco City & County Airports Commission, Revenue Bonds, Refunding, Ser. D	5.00	5/1/24	4,375,000		4,992,969
San Francisco City & County Public Utilities Commission, Revenue Bonds	5.00	11/1/35	4,000,000		4,567,120
San Francisco City & County Public Utilities Commission, Revenue Bonds	5.00	11/1/34	5,000,000		5,724,250
San Francisco City & County Public Utilities Commission, Revenue Bonds	5.00	11/1/33	4,000,000		4,596,640
San Francisco City & County Public Utilities Commission, Water Revenue Bonds	5.00	11/1/39	5,090,000		5,761,982
San Francisco City and County, CP (Moscone Convention Center Expansion Project)	4.00	4/1/37	11,000,000		11,552,860
San Francisco Community College District, GO	5.00	6/15/29	5,000,000		5,825,550
San Jose Airport, Revenue Bonds	5.00	3/1/47	1,750,000		1,983,922
San Jose Airport, Revenue Bonds	5.00	3/1/42	1,000,000		1,137,660
Southern California Public Power Authority, Gas Project Revenue Bonds (Project Number 1)	5.25	11/1/20	4,000,000		4,272,840
Southern California Public Power Authority, Revenue Bonds (Apex Power Project)	5.00	7/1/33	3,380,000		3,860,670
Southern California Public Power Authority, Revenue Bonds (Apex Power Project)	5.00	7/1/31	3,855,000		4,425,810
Southern California Public Power Authority, Revenue Bonds (Apex Power Project)	5.00	7/1/30	1,000,000		1,151,020
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue Bonds (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/21	1,325,000		1,446,224
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue Bonds (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/26	6,610,000		7,805,220
University of California, Revenue Bonds, Refunding (Limited Project)	4.00	5/15/37	5,000,000		5,256,750
University of California, Revenue Bonds, Refunding, Series AZ	5.00	5/15/33	2,500,000		2,985,125
University of California, Revenue Bonds, Refunding, Series O	4.00	5/15/43	1,600,000		1,665,216
University of California Regents, General Revenue Bonds	5.00	5/15/31	9,000,000		10,426,770
University of California Regents, Limited Project Revenue Bonds	5.00	5/15/30	11,000,000		12,773,420
				343,866,780

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Colorado - 1.2%
Colorado Health Facilities Authority, Revenue Bonds (Catholic Health Initiatives)	6.00	10/1/23	2,000,000	2,005,680
Colorado Health Facilities Authority, Revenue Bonds (Catholic Health Initiatives)	6.25	10/1/33	1,600,000	1,605,568
Colorado School of Mines Institutional Enterprise, Revenue Bonds, Refunding	4.00	12/1/42	1,750,000	1,805,913
Mesa County Valley School District Grand Junction, GO	5.50	12/1/37	2,000,000	2,416,900
Mesa County Valley School District Grand Junction, GO	5.50	12/1/35	4,000,000	4,859,120
Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds	5.75	11/15/18	520,000	523,874
Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds	6.13	11/15/23	5,350,000	6,159,455
Regional Transportation District, CP, Refunding	5.50	6/1/22	450,000	477,405
Regional Transportation District, CP, Refunding	5.50	6/1/20	1,750,000	[a] 1,860,932
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/20	2,700,000	2,848,608
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/19	1,750,000	1,792,438
				26,355,893
Connecticut - 1.5%
Connecticut, GO	4.00	6/15/30	3,000,000	3,109,860
Connecticut, GO	5.00	11/15/21	9,430,000	10,185,343
Connecticut, GO	5.00	4/15/22	5,000,000	5,439,750
Connecticut, Special Tax Obligation Revenue Bonds	5.00	9/1/30	7,055,000	7,901,741
Connecticut, Special Tax Obligation Revenue Bonds (Transportation Infrastructure)	5.00	9/1/28	1,070,000	1,208,843
Connecticut Health and Educational Facilities Authority, Revenue Bonds, Refunding (Sacred Heart University)	5.00	7/1/42	2,000,000	2,229,140
Connecticut Housing Finance Authority, Revenue Bonds, Refunding (Housing Finance Program)	4.00	11/15/47	2,375,000	2,491,565
				32,566,242
Delaware - .6%
Delaware River and Bay Authority, Revenue	5.00	1/1/23	1,500,000	1,678,140
Delaware River and Bay Authority, Revenue	5.00	1/1/24	1,000,000	1,138,800
Delaware River and Bay Authority, Revenue	5.00	1/1/21	2,000,000	2,141,560
Delaware River and Bay Authority, Revenue	5.00	1/1/22	2,710,000	2,969,997
University of Delaware, Revenue Bonds	5.00	11/1/27	5,440,000	6,102,701
				14,031,198
District of Columbia - .9%
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Series A	5.00	7/1/37	4,925,000	5,442,026
District of Columbia, Revenue, Refunding (Kipp DC Issue)	5.00	7/1/42	5,955,000	6,540,674
District of Columbia, Revenue, Refunding (Kipp DC Project)	5.00	7/1/37	1,010,000	1,116,030

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
District of Columbia - .9% (continued)
Metropolitan Washington Airports Authority, Airport System Revenue Bonds	5.00	10/1/24	2,500,000		2,706,025
Metropolitan Washington Airports Authority, Airport System Revenue Bonds	5.00	10/1/23	4,250,000		4,605,512
				20,410,267
Florida - 2.6%
Florida Department of Transportation, State Infrastructure Bank Revenue Bonds	5.00	7/1/19	4,220,000		4,230,888
Florida Department of Transportation Turnpike, Revenue Bonds	4.50	7/1/40	8,710,000		9,183,998
Jacksonville, Better Jacksonville Sales Tax Revenue Bonds	5.00	10/1/21	2,500,000		2,726,275
Lee County, Airport Revenue Bonds	5.50	10/1/24	5,000,000		5,452,900
Lee County, Airport Revenue Bonds	5.50	10/1/23	3,565,000		3,899,647
Miami-Dade County, Aviation Revenue Bonds (Miami International Airport)	5.50	10/1/25	3,165,000		3,388,702
Miami-Dade County, Water & Sewer Revenue Bonds, Refunding, Ser. A	5.00	10/1/32	5,000,000		5,704,650
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/26	5,600,000		6,401,640
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding	5.00	10/1/31	3,000,000		3,429,000
Orange County Convention Center, Tourist Development Revenue Bonds, Refunding	4.00	10/1/32	5,000,000		5,286,150
Sarasota County, Revenue Bonds (Environmentally Sensitive Lands and Parkland Program)	5.25	10/1/18	240,000	[a]	240,641
Sarasota County, Revenue Bonds (Environmentally Sensitive Lands and Parkland Program)	5.25	10/1/18	245,000	[a]	245,654
Sarasota County, Revenue Bonds (Environmentally Sensitive Lands and Parkland Program)	5.25	10/1/18	210,000	[a]	210,561
Tallahassee, Energy System Revenue Bonds	5.00	10/1/35	5,000,000		5,601,350
Tampa Sports Authority, Local Option Sales Tax Revenue Bonds (Stadium Project)	5.00	1/1/24	90,000		102,734
				56,104,790
Georgia - 1.4%
Atlanta Water and Wastewater, Revenue Bonds	5.00	11/1/37	3,375,000		3,911,760
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	7,500,000		7,526,250
Cobb County Development Authority, Revenue Bonds (Georgia Tech Cobb Research Campus)	4.00	6/1/42	1,600,000		1,652,400
Cobb County Kennestone Hospital Authority, Revenue Bonds, Refunding (Wellstar Health Systems)	5.00	4/1/37	2,845,000		3,163,071
Cobb County Kennestone Hospital Authority, Revenue Bonds, Refunding (Wellstar Health Systems)	5.00	4/1/36	2,710,000		3,021,487
Cobb County Kennestone Hospital Authority, Revenue Bonds, Refunding (Wellstar Health Systems)	5.00	4/1/35	2,000,000		2,237,760
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000		3,808,840
Main Street Natural Gas, Revenue Bonds	4.00	12/1/23	5,000,000		5,326,000

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Georgia - 1.4% (continued)
Main Street Natural Gas Inc., Gas Project Revenue Bonds	6.38	7/15/38	1,335,000	[d] 13,350
				30,660,918
Hawaii - .3%
Hawaii, GO	5.00	10/1/28	5,000,000	5,896,500
Idaho - .7%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/33	5,000,000	5,447,100
University of Idaho Regents, General Revenue Bonds	5.25	4/1/21	9,300,000	9,993,315
				15,440,415
Illinois - 4.7%
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.00	1/1/22	4,615,000	5,062,424
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.00	1/1/26	2,000,000	2,325,320
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.00	1/1/25	7,055,000	7,812,778
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.00	1/1/24	5,000,000	5,694,000
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.00	1/1/23	2,000,000	2,236,640
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.00	1/1/25	4,450,000	5,130,449
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.00	1/1/27	2,500,000	2,883,200
Chicago, GO	5.00	1/1/26	3,000,000	3,210,930
Chicago, GO	5.00	1/1/24	4,500,000	4,859,010
Chicago, GO	5.50	1/1/37	3,500,000	3,752,140
Chicago, GO	5.50	1/1/35	3,750,000	4,035,225
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,000,000	1,060,840
Chicago, GO (Project and Refunding Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/26	1,995,000	2,000,047
Chicago, Second Lien Wastewater Transmission Revenue Bonds	5.00	1/1/25	2,110,000	2,366,787
Chicago, Second Lien Wastewater Transmission Revenue Bonds	5.00	1/1/24	3,000,000	3,341,400
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenue Bondss) (Insured; AMBAC)	5.50	12/1/18	1,605,000	1,614,710
Illinois, GO	5.00	8/1/19	10,000,000	10,232,200
Illinois, GO	5.00	8/1/23	5,000,000	5,305,100
Illinois, GO	5.00	9/1/19	185,000	185,346

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Illinois - 4.7% (continued)
Illinois, GO	5.25	2/1/28	6,000,000	6,031,380
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000	5,172,650
Illinois, GO, Refunding, Series A	5.00	10/1/22	2,000,000	2,115,220
Illinois, GO, Refunding, Series A	5.00	10/1/23	1,200,000	1,274,364
Illinois, GO, Refunding, Series A	5.00	10/1/24	2,000,000	2,125,660
Illinois, GO, Refunding, Series A	5.00	10/1/25	4,000,000	4,261,920
Illinois Sales Tax, Revenue Bonds (Insured; Financial Guaranty Insurance Corporation)	6.00	6/15/25	2,625,000	3,113,460
Illinois Sales Tax, Revenue Bonds (Insured; Financial Guaranty Insurance Corporation)	6.00	6/15/24	5,030,000	5,868,300
				103,071,500
Kansas - 1.1%
Kansas Department of Transportation, Highway Revenue Bonds	5.00	9/1/28	6,000,000	6,887,040
Kansas Department of Transportation, Highway Revenue Bonds	5.00	9/1/27	5,000,000	5,751,250
Kansas Development Finance Authority, Revenue Bonds (University of Kansas Projects)	4.00	5/1/21	3,370,000	3,484,176
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000	8,725,639
				24,848,105
Kentucky - 1.3%
Kentucky Property and Buildings Commission, Revenue Bonds (Project Number 112)	5.00	11/1/22	5,000,000	5,523,600
Kentucky Public Energy Authority, Gas Supply Revenue Bonds	4.00	4/1/24	7,500,000	7,965,225
Kentucky State Property and Buildings Commission, Revenue Bonds (Project Number 100)	5.00	8/1/21	1,785,000	1,925,426
Kentucky State Property and Buildings Commission, Revenue Bonds (Project Number 112) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/28	5,150,000	5,862,296
University of Kentucky General Receipt, Revenue Bonds	4.00	10/1/32	7,000,000	7,441,630
				28,718,177
Louisiana - 1.1%
Louisiana, GO	5.00	8/1/26	5,000,000	5,717,650
Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/21	5,000,000	5,404,650
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds (Louisiana Community and Technical College System Facilities Corporation Project)	5.00	10/1/20	5,000,000	[a] 5,321,850
Louisiana Public Facilities Authority, Revenue Bonds (CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000	2,072,380
Louisiana Public Facilities Authority, Revenue Bonds (Loyola University Project)	5.00	10/1/41	5,950,000	6,116,778
				24,633,308
Maine - .1%
Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Refunding (Colby College)	5.00	7/1/39	1,475,000	1,658,284

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Maryland - 3.1%
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/30	4,640,000		5,197,821
Cecil County, GO, Refunding	5.00	8/1/27	3,085,000		3,702,710
Maryland, GO (State and Local Facilities Loan)	4.00	6/1/27	18,700,000		20,378,512
Maryland Department of Transportation, Consolidated Transportation Revenue Bonds	4.00	11/1/27	1,300,000		1,414,452
Maryland Economic Development Corporation, Private Activity Revenue Bonds (Purple Line Light Rail Project) (Green Bonds)	5.00	3/31/24	6,000,000		6,457,500
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds	5.00	5/15/42	2,500,000		2,790,800
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Refunding (Lifebridge Health)	5.00	7/1/34	1,300,000		1,476,423
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Refunding (Lifebridge Health)	5.00	7/1/31	1,000,000		1,146,460
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Refunding (Lifebridge Health)	5.00	7/1/33	1,000,000		1,139,010
Montgomery County, Consolidated Public Improvement GO	4.00	12/1/30	12,000,000		12,769,080
Montgomery County, Consolidated Public Improvement GO	5.00	11/1/24	10,000,000	[a]	11,622,200
				68,094,968
Massachusetts - 3.1%
Massachusetts, Commonwealth Transportation Fund Revenue Bonds (Rail Enhancement and Accelerated Bridge Programs)	4.00	6/1/46	10,000,000		10,315,400
Massachusetts, GO	4.50	12/1/43	15,000,000		15,893,700
Massachusetts, GO (Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		3,538,076
Massachusetts, GO, 3 Month LIBOR + .46%	2.03	11/1/18	2,000,000	[c]	2,000,080
Massachusetts, GO, 3 Month LIBOR + .55%	2.12	11/1/25	5,000,000	[c]	4,972,950
Massachusetts Development Finance Agency, Revenue Bonds (Emmanuel College Issue)	5.00	10/1/33	5,000,000		5,530,750
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University)	5.00	7/1/34	1,000,000		1,110,560
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University)	5.00	7/1/36	850,000		938,545
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University)	5.00	7/1/35	1,000,000		1,107,360
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System Issue)	4.00	7/1/35	5,000,000		5,169,000
Massachusetts Development Finance Agency, Special Obligation Revenue Bonds (Commonwealth Contract Assistance)	5.00	5/1/44	2,505,000		2,727,895
Massachusetts School Building Authority, Sales Tax Revenue Bonds, Refunding	5.00	2/15/37	1,000,000		1,114,110
Massachusetts School Building Authority, Sales Tax Revenue Bonds, Refunding	5.00	2/15/36	3,500,000		3,901,240
Massachusetts School Building Authority, Sales Tax Revenue Bonds, Refunding	5.00	2/15/35	3,100,000		3,460,375
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue Bonds (MWRA Program)	5.75	8/1/29	380,000		381,178

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Massachusetts - 3.1% (continued)
The Commonwealth of Massachusetts, GO	4.00	2/1/29	5,000,000	5,330,000
				67,491,219
Michigan - 3.1%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000	7,021,350
Michigan Building Authority, Revenue Bonds (Facilities Program)	5.00	10/15/29	10,000,000	11,248,500
Michigan Building Authority, Revenue Bonds (Facilities Program)	5.00	10/15/22	2,400,000	2,677,728
Michigan Building Authority, Revenue Bonds (Facilities Program)	5.00	10/15/33	5,000,000	5,558,050
Michigan Finance Authority, Hospital Revenue Bonds (Hospital Trinity Health Credit Group)	5.00	12/1/37	5,000,000	5,689,000
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/31	10,000,000	10,916,600
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/39	7,095,000	7,647,913
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/35	5,000,000	5,435,900
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Bonds Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	3,000,000	3,369,330
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Bonds Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/28	2,500,000	2,802,050
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Bonds Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	1,875,000	2,112,300
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Water Supply System Revenue Bonds Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	2,500,000	2,816,400
				67,295,121
Minnesota - .7%
Minneapolis, Health Care System Revenue Bonds (Fairview Health Services)	6.63	11/15/18	12,000,000	[a] 12,119,520
Minnesota Housing Finance Agency Residential Housing Finance, Revenue Bonds (Insured: GNMA, FNMA, FHLMC)	4.00	7/1/47	1,840,000	1,925,082
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/22	1,500,000	1,645,935
				15,690,537
Mississippi - .4%
Mississippi Business Finance Corporation, Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	1.56	11/1/35	1,600,000	[e] 1,600,000
Southern Mississippi Educational Building Corporation, Revenue Bonds (Facilities Refinancing Project)	5.00	9/1/26	550,000	645,970
Southern Mississippi Educational Building Corporation, Revenue Bonds (Facilities Refinancing Project)	5.00	9/1/25	250,000	290,370
Southern Mississippi Educational Building Corporation, Revenue Bonds (Facilities Refinancing Project)	5.00	9/1/24	450,000	515,714

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Mississippi - .4% (continued)
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/33	1,650,000	1,845,740
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/35	1,000,000	1,116,190
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/30	1,105,000	1,243,556
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/32	1,000,000	1,119,860
				8,377,400
Missouri - 2.0%
Kansas City Sanitation Sewer System, Revenue Bonds, Refunding	5.00	1/1/31	525,000	606,428
Kansas City Sanitation Sewer System, Revenue Bonds, Refunding	5.00	1/1/33	475,000	541,690
Kansas City Sanitation Sewer System, Revenue Bonds, Refunding	5.00	1/1/34	350,000	397,044
Kansas City Sanitation Sewer System, Revenue Bonds, Refunding	5.00	1/1/29	525,000	614,261
Kansas City Sanitation Sewer System, Revenue Bonds, Refunding	5.00	1/1/23	775,000	852,485
Kansas City Sanitation Sewer System, Revenue Bonds, Refunding	5.00	1/1/25	800,000	902,560
Kansas City Sanitation Sewer System, Revenue Bonds, Refunding	5.00	1/1/27	700,000	804,279
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds (State Revolving Funds Programs)	5.00	7/1/21	1,505,000	1,637,771
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds (State Revolving Funds Programs)	5.00	7/1/23	2,125,000	2,422,904
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds (State Revolving Funds Programs)	5.00	1/1/26	750,000	849,600
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/21	45,000	48,802
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/22	65,000	72,064
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/23	75,000	84,776
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Mercy Health)	4.00	11/15/36	1,300,000	1,354,834
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Mercy Health)	4.00	11/15/37	1,250,000	1,289,775
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds (Saint Louis University)	5.00	10/1/38	2,000,000	2,242,320
Missouri Highways and Transportation Commission, First Lien State Road Revenue Bonds	5.00	5/1/23	25,625,000	29,013,394
				43,734,987
Montana - .2%
Montana Board of Housing, SFMR	3.50	6/1/44	4,205,000	4,322,698

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Nebraska - .2%
Nebraska Lincoln Electric System, Revenue Bonds	5.00	9/1/30	1,650,000	1,938,915
Nebraska Lincoln Electric System, Revenue Bonds	5.00	9/1/29	1,900,000	2,242,171
				4,181,086
Nevada - .6%
Clark County School District, GO, Refunding	5.00	6/15/36	5,000,000	5,446,700
Clark County School District, GO, Refunding	5.00	6/15/26	7,765,000	8,951,181
				14,397,881
New Jersey - 6.4%
New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds	5.00	6/15/21	10,000,000	10,672,000
New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds	5.00	6/15/24	5,000,000	5,384,100
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	5.00	6/15/20	5,000,000	5,250,650
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; AMBAC)	5.25	12/15/20	5,000,000	5,329,900
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; AMBAC)	5.50	12/15/19	1,410,000	1,471,547
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/25	13,000,000	14,181,310
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/23	10,000,000	11,224,200
New Jersey Educational Facilities Authority, Revenue Bonds (University of Medicine and Dentistry of New Jersey Issue)	7.50	6/1/19	3,750,000	[a] 3,912,600
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Barnabas Health Issue)	5.00	7/1/22	1,830,000	2,022,461
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Barnabas Health Issue)	5.00	7/1/24	3,005,000	3,307,093
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000	2,052,460
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/24	1,000,000	1,120,250
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/26	1,000,000	1,134,010
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/25	1,060,000	1,196,846
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/32	6,000,000	6,800,580
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/30	5,000,000	5,711,750
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/34	8,000,000	8,996,720
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/33	5,000,000	5,645,000
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/35	7,000,000	7,847,560
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.25	12/15/21	3,000,000	3,256,980

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
New Jersey - 6.4% (continued)
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	6/15/31	5,000,000		5,292,150
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; National Public Finance Guarantee Corp.)	5.50	12/15/21	10,000,000		10,974,500
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series A	5.75	6/15/25	4,245,000		4,961,598
New Jersey Transportation Trust Fund Authority, Transportation Program Bonds	5.00	6/15/19	10,000,000		10,233,200
Rutgers The State University, GO	5.00	5/1/21	2,000,000		2,163,560
				140,143,025
New Mexico - .2%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds	5.00	8/1/19	5,000,000		5,132,950
New York - 15.0%
Brooklyn Arena Local Development Corporation, PILOT Revenue Bonds (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/34	1,000,000		1,042,570
Brooklyn Arena Local Development Corporation, PILOT Revenue Bonds (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/33	900,000		939,654
Brooklyn Arena Local Development Corporation, PILOT Revenue Bonds (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/32	750,000		786,383
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Series A	5.00	2/15/33	5,000,000		5,753,100
Long Island Power Authority, Electric System Revenue Bonds	5.00	9/1/42	1,500,000		1,699,440
Metropolitan Transportation Authority, Revenue Bonds (Dedicated Tax Fund) (Climate Board Certified Green Bond)	5.25	11/15/33	5,000,000		5,959,950
Metropolitan Transportation Authority, Revenue Bonds, Refunding	4.00	11/15/38	10,000,000		10,274,100
Metropolitan Transportation Authority, Revenue Bonds, Refunding	5.00	11/15/26	5,000,000		5,848,150
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.00	11/15/31	10,000,000		11,443,000
Metropolitan Transportation Authority, Transportation Revenue Bonds	6.50	11/15/28	2,250,000		2,272,005
Metropolitan Transportation Authority, Transportation Revenue Bonds	6.50	11/15/18	9,030,000	[a]	9,119,216
Metropolitan Transportation Authority, Transportation Revenue Bonds (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.57	10/1/18	1,025,000	[e]	1,025,000
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/51	5,000,000		5,333,700
Monroe County Industrial Development Corporation, Revenue Bonds (University of Rochester Project)	5.00	7/1/30	2,000,000		2,364,060
Monroe County Industrial Development Corporation, Revenue Bonds (University of Rochester Project)	4.00	7/1/35	1,940,000		2,029,531
Monroe County Industrial Development Corporation, Revenue Bonds (University of Rochester Project)	4.00	7/1/35	2,450,000		2,563,067
Nassau, GO, Refunding, Series C	5.00	10/1/28	10,000,000		11,699,200
Nassau, GO, Series B	5.00	4/1/36	4,000,000		4,507,200
New York City, GO	5.00	8/1/23	5,000,000		5,667,450

34

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
New York - 15.0% (continued)
New York City, GO	5.00	8/1/26	5,660,000		6,276,770
New York City, GO	5.00	8/1/24	5,000,000		5,756,300
New York City, GO	5.25	3/1/35	7,000,000		8,311,310
New York City Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Refunding, Series DD	4.50	6/15/39	1,000,000		1,075,690
New York City Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Refunding, Series DD-2	5.00	6/15/32	4,435,000		5,207,355
New York City Municipal Water Finance Authority, Water & Sewer System Revenue, Refunding, Ser. EE	5.00	6/15/36	10,000,000		11,499,600
New York City Transitional Finance Authority, Building Aid Revenue Bonds, Refunding, Series S-4A	5.25	7/15/35	20,000,000		23,759,600
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds	5.00	2/1/23	8,325,000		8,939,052
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/45	2,000,000		2,135,980
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.00	11/15/44	15,400,000	[f]	16,210,810
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.15	11/15/34	3,500,000	[f]	3,848,460
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	7,000,000		7,487,410
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/31	5,165,000		5,824,932
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/33	25,000,000		28,237,750
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/34	2,500,000		2,818,050
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.48	5/1/42	300,000	[e]	300,000
New York State Mortgage Agency, Revenue Bonds, Series 52	1.65	10/1/19	1,200,000		1,194,552
New York State Thruway Authority, General Revenue	5.00	1/1/32	3,000,000		3,389,160
New York State Urban Development Corporation, Revenue Bonds (Insured; NATL)	5.50	3/15/24	10,000,000		11,737,100
New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds (General Purpose)	5.00	3/15/29	10,000,000		11,177,500
New York Transportation Development Corporation, Special Facility Revenue Bonds (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/25	20,000,000		22,470,800
New York Transportation Development Corporation, Special Facility Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	2,500,000		2,668,700
New York Transportation Development Corporation, Special Facility Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/41	2,000,000		2,140,360
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Series 207	5.00	9/15/24	10,000,000		11,451,000
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue Bonds	5.00	10/15/29	6,370,000		7,337,284
Suffolk County, GO Notes (Insured; Assured Guaranty Municipal Corporation)	4.00	2/1/24	5,000,000		5,440,250

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
New York - 15.0% (continued)
Suffolk County, GO, Refunding (Insured; Build America Mutual Assurance Company)	4.00	10/15/27	5,000,000		5,521,800
Triborough Bridge and Tunnel Authority, Subordinate Revenue Bonds (MTA Bridges and Tunnels)	0.00	11/15/29	10,000,000	[b]	6,924,600
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/23	5,000,000		5,557,500
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	12/15/26	2,500,000		2,858,975
				327,885,426
North Carolina - .3%
North Carolina Medical Care Commission, Health System Revenue Bonds (Mission Health Combined Group)	5.00	10/1/30	780,000		814,671
North Carolina Medical Care Commission, Health System Revenue Bonds (Mission Health Combined Group)	5.00	10/1/29	1,725,000		1,805,627
North Carolina Medical Care Commission, Health System Revenue Bonds (Mission Health Combined Group)	5.00	10/1/28	1,030,000		1,082,077
North Carolina Medical Care Commission, Health System Revenue Bonds (Mission Health Combined Group)	5.00	10/1/26	1,000,000		1,041,740
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds	5.00	1/1/24	1,585,000		1,601,421
				6,345,536
Ohio - 1.3%
Board of Education of the Winton Woods City School District, GO	5.00	5/1/22	1,750,000	[a]	1,940,015
Board of Education of the Winton Woods City School District, GO	5.00	5/1/22	2,590,000	[a]	2,871,222
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000		3,264,031
Hamilton County, Sewer System Improvement Revenue Bonds (The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/26	3,500,000		3,978,590
Montgomery County, Revenue Bonds (Catholic Health Initiatives)	6.00	10/1/23	3,055,000		3,063,676
Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds (Mortgage-Backed Securities Program)	4.00	3/1/47	6,010,000		6,293,912
Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds (Mortgage-Backed Securities Program)	4.50	3/1/47	2,315,000		2,476,957
Revere Local School District, GO (School Facilities Improvement)	5.00	6/1/22	2,500,000	[a]	2,777,400
Revere Local School District, GO (School Facilities Improvement)	5.00	6/1/22	2,100,000	[a]	2,333,016
				28,998,819
Oklahoma - .4%
Oklahoma Turnpike Authority, Revenue Bonds	5.00	1/1/32	3,000,000		3,262,560
Oklahoma Turnpike Authority, Revenue Bonds	5.00	1/1/31	4,340,000		4,727,128
				7,989,688
Oregon - 1.5%
Oregon Housing and Community Services Department, Mortgage Revenue (Single-Family Mortgage Program)	4.00	1/1/47	4,305,000		4,498,940
Portland, Sewer System Revenue Bonds, Ser. A	4.50	5/1/37	13,635,000		14,916,826

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Oregon - 1.5% (continued)
Portland, Sewer System Revenue Bonds, Ser. A	4.50	5/1/33	11,435,000		12,633,045
				32,048,811
Pennsylvania - 9.8%
Berks County Industrial Development Authority, Revenue Bonds (Tower Health Project)	4.00	11/1/32	1,400,000		1,438,892
Chester County Health and Education Facilities Authority Health System, Revenue Bonds (Main Line Health System)	4.00	10/1/37	2,105,000		2,171,286
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/33	3,250,000		3,677,895
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/31	3,500,000		3,985,695
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/30	4,000,000		4,580,160
Lancaster County Hospital Authority, Health Center Revenue Bonds (Masonic Homes Project) (LOC; JPMorgan Chase Bank)	1.55	7/1/34	300,000	[e]	300,000
Pennsylvania, GO	5.00	6/15/22	5,220,000		5,754,841
Pennsylvania, GO	5.00	3/15/31	5,000,000		5,601,400
Pennsylvania, GO	5.00	8/15/21	7,210,000		7,821,120
Pennsylvania, GO	5.00	9/15/29	7,000,000		7,997,500
Pennsylvania, GO	5.00	11/15/21	5,000,000	[a]	5,487,850
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/22	7,540,000	[a]	8,376,638
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/23	11,520,000	[a]	13,022,669
Pennsylvania, GO, Refunding	4.00	1/1/30	5,000,000		5,278,800
Pennsylvania, GO, Refunding	5.00	8/15/23	10,000,000		11,245,000
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Group) Series A	4.00	11/15/36	3,750,000		3,816,337
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Group) Series A	4.00	11/15/35	6,000,000		6,124,860
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/24	5,000,000		5,746,000
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/29	5,000,000		5,733,700
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Series AV-1	4.00	6/15/31	2,505,000		2,641,823
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Series AV-1	4.00	6/15/32	1,355,000		1,420,921
Pennsylvania Housing Finance Agency, SFMR	4.00	10/1/46	2,480,000		2,591,972
Pennsylvania Turnpike Commission, Revenue, Refunding	4.00	12/1/37	5,000,000		5,065,400
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/22	5,110,000	[a]	5,738,785
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.00	6/1/33	10,000,000		11,305,300

37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Pennsylvania - 9.8% (continued)
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding (Motor License Fund Enhanced)	5.00	12/1/35	7,085,000	7,970,979
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding (Motor License Fund)	5.00	12/1/41	8,345,000	9,283,646
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding (Sub-Motor License Fund)	5.00	12/1/38	10,000,000	11,158,100
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/20	3,675,000	3,922,621
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/21	3,740,000	4,086,399
Philadelphia Authority for Industrial Development Hospital, Revenue (The Children's Hospital of Philadelphia Project)	4.00	7/1/35	1,575,000	1,636,693
Philadelphia Authority for Industrial Development Hospital, Revenue (The Children's Hospital of Philadelphia Project)	4.00	7/1/36	3,750,000	3,879,600
Philadelphia Authority for Industrial Development Hospital, Revenue (The Children's Hospital of Philadelphia Project)	4.00	7/1/37	3,500,000	3,607,555
Pittsburgh Water & Sewer Authority, Revenue, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.00	9/1/26	10,000,000	11,721,200
State Public School Building Authority, School LR (The School District of Philadelphia Project)	5.00	4/1/22	1,000,000	1,088,480
State Public School Building Authority, School LR (The School District of Philadelphia Project)	5.00	4/1/25	2,750,000	2,959,110
State Public School Building Authority, School LR (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/25	5,000,000	5,667,800
State Public School Building Authority, School LR (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/31	5,000,000	5,612,400
The School District of Philadelphia , GO, Series A	5.00	9/1/25	500,000	566,330
The School District of Philadelphia , GO, Series A	5.00	9/1/24	600,000	673,722
The School District of Philadelphia , GO, Series A	5.00	9/1/27	500,000	573,610
The School District of Philadelphia , GO, Series A	5.00	9/1/26	500,000	570,565
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/28	1,000,000	1,112,100
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/27	1,140,000	1,273,756
				214,289,510
South Carolina - .9%
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/29	2,000,000	2,244,020
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/28	1,750,000	1,968,085
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/32	750,000	769,658
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/31	1,000,000	1,028,560
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/30	1,000,000	1,032,500
South Carolina Public Service Authority, Revenue Bonds	5.00	12/1/30	3,315,000	3,682,600

38

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.8% (continued)
South Carolina - .9% (continued)
South Carolina Public Service Authority, Revenue Bonds Obligations (Santee Cooper)	5.00	12/1/22	7,500,000	8,249,400
				18,974,823
South Dakota - .3%
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue Bonds	5.00	6/1/27	500,000	543,845
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue Bonds	5.00	6/1/25	1,800,000	1,977,876
South Dakota State Building Authority, Revenue Bonds, Refunding, Series A	4.00	6/1/32	2,660,000	2,833,538
South Dakota State Building Authority, Revenue Bonds, Refunding, Series A	4.00	6/1/31	1,250,000	1,335,500
				6,690,759
Tennessee - .5%
Clarksville Natural Gas Acquisition Corporation, Gas Revenue Bonds	5.00	12/15/20	1,690,000	1,794,510
Tennessee Energy Acquisition Corporation, Revenue Bonds (Gas Revenue Bonds Project)	4.00	5/1/23	5,000,000	5,298,200
Tennessee Housing Development Agency, Residential Finance Program Revenue Bonds	3.50	1/1/47	2,480,000	2,552,069
Tennessee Housing Development Agency, Residential Financing Program Revenue Bonds	4.00	1/1/42	1,895,000	1,989,921
				11,634,700
Texas - 9.0%
Arlington, Special Tax Revenue Bonds, Sr. Lien (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/34	4,180,000	4,676,877
Arlington Higher Education Finance Corporation, Education Revenue Bonds (Uplift Education) (Insured; Texas Permanent School Fund Guarantee Program)	4.00	12/1/42	2,760,000	2,842,027
Arlington Higher Education Finance Corporation, Revenue Bonds (Harmony Public Schools) (Insured; Texas Permanent School Fund Guarantee Program)	5.00	2/15/42	1,000,000	1,128,310
Clifton Higher Education Finance Corporation, Education Revenue Bonds (IDEA Public Schools)	5.00	8/15/23	1,100,000	1,222,276
Culberson County-Allamoore Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/41	1,300,000	1,301,976
Dallas, Waterworks & Sewer System Revenue Bonds	4.00	10/1/37	2,500,000	2,622,175
Dallas, Waterworks & Sewer System Revenue Bonds	4.00	10/1/36	1,685,000	1,775,434
Dallas and Fort Worth, Joint Improvement Revenue Bonds (Dallas/Fort Worth International Airport)	5.00	11/1/31	5,000,000	5,410,100
Dallas and Fort Worth, Joint Revenue Bonds (Dallas/Fort Worth International Airport)	5.00	11/1/26	3,000,000	3,189,540
Dallas and Fort Worth, Joint Revenue Bonds (Dallas/Fort Worth International Airport)	5.00	11/1/27	3,400,000	3,613,316
Dallas Area Rapid Transit Senior Lien Sales Tax, Revenue Bonds	5.00	12/1/41	5,155,000	5,817,572
Dallas Texas, GO	5.00	2/15/28	5,000,000	5,863,100
El Paso, Water and Sewer Revenue Bonds	5.00	3/1/22	1,000,000	1,101,680
Forney Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/27	2,200,000	2,544,058

39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Texas - 9.0% (continued)
Grand Parkway Transportation Corporation, BAN	5.00	2/1/23	12,500,000		13,872,875
Harris County Cultural Education Facilities Finance Corp., Thermal Utility Revenue Bonds, Refunding (Teco Project)	4.00	11/15/32	2,170,000		2,286,008
Harris County Flood Control District, GO	5.00	10/1/26	10,000,000		11,521,800
Harris County-Houston Sports Authority, Senior Lien Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/22	6,500,000		7,244,575
Houston, Combined Utility System First Lien Revenue Bonds	5.00	5/15/21	5,000,000		5,407,850
Houston, GO, Refunding	5.00	3/1/29	5,000,000		5,834,200
Houston Community College System, Limited Tax GO	5.00	2/15/32	8,200,000		9,064,444
Houston Community College System, Limited Tax GO Bonds	5.00	2/15/21	2,250,000		2,422,530
New Hope Cultural Educational Facilities Finance Corp., Revenue Bonds, Refunding (Children's Health System Project)	4.00	8/15/33	2,000,000		2,080,880
North Texas Tollway Authority, First Tier System Revenue Bonds	5.00	1/1/40	5,000,000		5,431,950
North Texas Tollway Authority, First Tier System Revenue Bonds	5.00	1/1/29	2,885,000		3,323,087
North Texas Tollway Authority, First Tier System Revenue Bonds	5.00	1/1/26	10,000,000		11,286,100
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/38	3,000,000		3,264,270
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/31	1,875,000		2,125,069
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/30	1,750,000		1,992,042
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/31	2,120,000		2,423,732
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/30	3,000,000		3,442,650
North Texas Tollway Authority, Second Tier System Revenue Bonds	5.00	1/1/30	3,000,000		3,385,440
North Texas Tollway Authority, Second Tier System Revenue Bonds	5.00	1/1/31	11,415,000		12,839,250
Texas Municipal Power Agency, Revenue Bonds, Refunding	5.00	9/1/47	2,500,000		2,629,500
Texas Municipal Power Agency, Revenue Bonds, Refunding	5.00	9/1/42	1,750,000		1,842,033
Texas Public Finance Authority, GO	5.00	10/1/23	4,220,000		4,621,786
Texas Public Finance Authority, GO	5.00	10/1/21	5,165,000	[a]	5,617,970
Texas Transportation Commission, GO (Mobility Funds Bonds)	5.00	10/1/24	4,000,000		4,600,120
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/24	10,000,000		11,483,300
Texas Water Development Board, Revenue Bonds	5.00	10/15/45	8,000,000		9,028,480
Texas Water Development Board, Revenue Bonds (Water Implementation Fund) Ser. A	4.00	10/15/34	6,000,000		6,348,420
				198,528,802

40

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.8% (continued)
U.S. Related - .3%
A.B. Won International Airport Authority of Guam, General Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.50	10/1/33	1,000,000	1,117,290
Guam, LOR (Section 30)	5.00	12/1/29	2,000,000	2,249,560
Guam, LOR (Section 30)	5.00	12/1/28	2,000,000	2,258,820
Puerto Rico Electric Power Authority, Power Revenue Bonds	5.25	7/1/18	2,500,000	[d] 1,615,625
				7,241,295
Utah - .6%
Salt Lake City, Airport Revenue Bonds (Salt Lake International Airport)	5.00	7/1/31	2,400,000	2,745,528
Salt Lake City, Airport Revenue Bonds (Salt Lake International Airport)	5.00	7/1/30	2,000,000	2,296,260
Salt Lake City, Airport Revenue Bonds (Salt Lake International Airport)	5.00	7/1/29	2,500,000	2,884,950
Utah Associated Municipal Power Systems, Revenue Bonds (Payson Power Project)	5.00	4/1/22	5,675,000	6,172,697
				14,099,435
Vermont - .6%
Burlington, GO	5.00	11/1/37	1,000,000	1,127,450
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Refunding (University of Vermont Medical Center)	5.00	12/1/32	10,000,000	11,275,900
				12,403,350
Virginia - .5%
Virginia Small Business Financing Authority, Revenue Bonds	5.00	7/1/34	9,500,000	10,074,465
Washington - 2.1%
Port of Seattle, Intermediate Lien Revenue Bonds	5.00	3/1/28	1,750,000	1,983,607
Port of Seattle, Intermediate Lien Revenue Bonds	5.00	4/1/30	2,840,000	3,206,900
Port of Seattle, Intermediate Lien Revenue Bonds	5.00	4/1/29	1,000,000	1,132,190
Washington, Federal Highway Grant Anticipation Revenue Bonds (State Road 520 Corridor Program)	5.00	9/1/23	5,000,000	5,655,500
Washington, Federal Highway Grant Anticipation Revenue Bonds (State Road 520 Corridor Program)	5.00	9/1/22	5,000,000	5,558,100
Washington, GO (Motor Vehicle Fuel Tax)	5.00	2/1/23	5,315,000	5,976,930
Washington, GO, Refunding	5.00	7/1/32	5,000,000	5,727,050
Washington Health Care Facilities Authority, Revenue Bonds (Providence Health and Services)	5.00	10/1/21	5,550,000	6,043,672
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health)	5.00	10/1/31	2,000,000	2,354,980
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health)	5.00	10/1/32	2,500,000	2,936,575
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Mason Medical Center)	5.00	8/15/26	2,000,000	2,279,340
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Mason Medical Center)	5.00	8/15/25	1,700,000	1,926,491
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Mason Medical Center)	5.00	8/15/27	2,175,000	2,497,444
				47,278,779

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.8% (continued)
West Virginia - 1.0%
West Virginia Economic Development Authority, LR (Correctional, Juvenile and Public Safety Facilities)	5.00	6/1/29	10,000,000	10,942,900
West Virginia Economic Development Authority, LR (Correctional, Juvenile and Public Safety Facilities)	5.00	6/1/28	10,000,000	10,957,900
				21,900,800
Wisconsin - 1.1%
State of Wisconsin, GO, Series A	4.00	5/1/34	12,415,000	13,188,330
Wisconsin Transportation, Revenue Bonds	5.00	7/1/36	1,800,000	2,021,598
Wisconsin Transportation, Revenue Bonds	5.00	7/1/37	1,600,000	1,795,152
WPPI Energy, Power Supply System Revenue Bonds	5.00	7/1/29	1,000,000	1,127,710
WPPI Energy, Power Supply System Revenue Bonds	5.00	7/1/33	2,000,000	2,240,500
WPPI Energy, Power Supply System Revenue Bonds	5.00	7/1/30	1,000,000	1,125,410
WPPI Energy, Power Supply System Revenue Bonds	5.00	7/1/31	1,000,000	1,123,690
WPPI Energy, Power Supply System Revenue Bonds	5.00	7/1/32	500,000	560,985
				23,183,375
Total Investments (cost $2,156,969,331)			99.8%	2,186,708,897
Cash and Receivables (Net)			0.2%	5,454,426
Net Assets			100.0%	2,192,163,323

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Non-income producing—security in default.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $20,059,270 or .92% of net assets.

42

Portfolio Summary (Unaudited) †	Value (%)
Transportation	21.0
General Obligation	17.7
Education	11.0
Special Tax	9.2
Water	8.5
Medical	7.5
Prerefunded	5.6
Utilities	4.6
General	4.3
Tobacco Settlement	3.5
Development	2.4
School District	1.5
Single Family Housing	1.4
Power	.8
Bond Bank	.4
Higher Education	.2
Facilities	.2
Nursing Homes	.0
Multifamily Housing	.0
99.8

† Based on net assets.

See notes to financial statements.

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 96.8%
Alabama - 1.9%
Black Belt Energy Gas District, Gas Supply Revenue Bonds	4.00	6/1/21	17,085,000	17,860,488
Arizona - .9%
Arizona, COP	5.00	10/1/19	7,000,000	7,247,380
Coconino County Pollution Control, Revenue Bonds (Nevada Power Company)	1.60	5/21/20	1,100,000	1,090,606
				8,337,986
California - 3.1%
Bay Area Toll Authority, Toll Bridge Revenue Bonds, Refunding (San Francisco Bay Area Subordinate Toll Bridge)	1.38	4/1/20	5,000,000	4,984,150
California Municipal Finance Authority, Revenue Bonds (Community Medical Centers)	5.00	2/1/19	1,000,000	1,013,460
California State University Trustees, Systemwide Revenue Bonds	3.00	11/1/19	1,690,000	1,703,469
Golden State Tobacco Securitization Corporation, Revenue Bonds	5.00	6/1/20	3,000,000	3,171,510
Manteca Redevelopment Agency, Subordinate Tax Allocation Revenue, Refunding (Amended Merged Project Area) (LOC; State Street Bank and Trust Co.)	1.50	10/1/42	600,000	[a] 600,000
San Francisco City & County Commission International Airport, Revenue Bonds, Refunding	5.00	5/1/21	5,000,000	5,392,650
San Francisco City & County Commission International Airport, Revenue Bonds, Refunding, Series A	5.00	5/1/20	8,210,000	8,633,718
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue Bonds (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/18	2,750,000	2,750,000
				28,248,957
Colorado - .9%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (Johnson & Wales University Project) Ser. B	5.00	4/1/20	910,000	953,480
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (Johnson & Wales University Project) Ser. B, Prerefunded	5.00	4/1/20	390,000	409,504
Colorado Health Facilities Authority, Revenue Bonds (Catholic Health Initiatives)	1.88	11/6/19	5,000,000	4,983,000
University of Colorado Hospital Authority, Revenue Bonds	4.00	3/1/20	2,000,000	2,040,560
				8,386,544
Connecticut - 3.0%
Brookfield, BAN, Ser. A	2.25	11/15/18	5,000,000	5,003,700
Connecticut, GO, Refunding, Series F	5.00	9/15/20	1,200,000	1,266,300
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purpose)	5.00	1/1/21	5,000,000	5,330,350
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purpose)	5.00	1/1/22	5,000,000	5,435,950
Connecticut Health and Educational Facilities Authority, Revenue Bonds (Yale University)	5.00	7/1/20	10,000,000	10,578,300
				27,614,600

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 96.8% (continued)
Florida - 4.4%
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue Bonds	5.00	6/1/20	9,400,000	9,909,104
Hillsborough County School Board, CP, Refunding (Florida Master Lease Program)	5.00	7/1/21	7,000,000	7,583,310
Miami-Dade, Aviation Revenue Bonds	5.00	10/1/18	3,700,000	3,708,695
Miami-Dade, Water and Sewer System Revenue Bonds	5.00	10/1/20	4,000,000	4,260,000
Orange County Health Facilities Authority, HR (Orlando Health, Inc.)	5.25	10/1/20	5,000,000	5,187,750
Orlando Utilities Commission Utility System, Revenue Bonds	5.00	10/1/20	2,000,000	2,124,100
Palm Beach County Health Facilities Authority, Retirement Communities Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	4.00	11/15/20	2,000,000	2,087,620
Palm Beach County Health Facilities Authority, Retirement Communities Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	4.00	11/15/19	2,000,000	2,051,240
Palm Beach County School Board, CP, Refunding	5.00	8/1/22	1,875,000	2,077,838
Palm Beach County School Board, CP, Refunding	5.00	8/1/21	1,525,000	1,655,296
				40,644,953
Georgia - .8%
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	5,000,000	5,017,500
Georgia Municipal Association, Inc., Installment Sale Program, COP (City Court of Atlanta Project)	5.00	12/1/19	2,270,000	2,361,958
				7,379,458
Illinois - 6.1%
Chicago, Second Lien Water Revenue Bonds	5.00	11/1/19	3,250,000	3,360,727
Chicago, Waterworks Revenue Bonds, Refunding	5.00	11/1/19	2,500,000	2,585,175
Chicago Board of Education, GO, Refunding (Chicago School Reform Board)	5.00	12/1/19	2,020,000	2,069,187
Chicago Board of Education, GO, Refunding (Chicago School Reform Board)	5.25	12/1/20	1,275,000	1,340,293
Chicago Board of Education, GO, Refunding (Chicago School Reform Board)	5.25	12/1/20	1,175,000	1,235,172
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	4.25	12/1/18	3,115,000	3,124,656
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Prerefunded)	4.25	12/1/18	1,905,000	1,916,982
Cook County, GO, Refunding	5.00	11/15/20	890,000	948,010
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	5,000,000	5,048,050
Illinois, GO, Refunding, Series A	5.00	11/1/19	8,000,000	8,233,520
Illinois, GO, Refunding, Series A	5.00	10/1/20	3,000,000	3,135,000
Illinois, GO, Ser. D	5.00	11/1/20	5,000,000	5,233,700
Illinois, GO, Ser. D	5.00	11/1/21	5,000,000	5,264,800

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 96.8% (continued)
Illinois - 6.1% (continued)
Illinois, Sales Tax Revenue Bonds, Refunding (Insured; NATL)	5.75	6/15/20	1,615,000	1,711,448
Illinois Development Finance Authority, Revenue Bonds (Saint Vincent de Paul Center Project)	1.88	3/1/19	3,500,000	3,493,980
Illinois Toll Highway Authority, Toll Highway Senior Revenue Bonds	5.00	12/1/18	2,000,000	2,016,220
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/22	5,000,000	5,465,800
				56,182,720
Indiana - 1.8%
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Subordinate Credit Group)	2.80	8/1/19	1,560,000	1,572,808
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project)	1.85	10/1/19	10,000,000	9,978,800
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project), MUNIPSA + .75%	2.31	12/2/19	5,000,000	[b] 5,010,200
				16,561,808
Kentucky - 1.8%
Kentucky, Property & Buildings Commission Revenue Bonds, Refunding	5.00	5/1/20	2,000,000	2,096,500
Kentucky Property and Buildings Commission, Revenue Bonds (Project Number 112)	5.00	11/1/20	10,000,000	10,612,100
Louisville & Jefferson County Metro Government, Revenue Bonds (Louisville Gas & Electric Company Project) Ser. B	2.55	5/3/21	1,500,000	1,501,125
Louisville/Jefferson County Metro Government, Health System Revenue Bonds (Norton Healthcare, Inc.) (LOC; PNC Bank NA)	1.28	10/1/39	2,800,000	[a] 2,800,000
				17,009,725
Louisiana - .3%
Louisiana Public Facilities Authority, Revenue Bonds (Hurricane Recovery Program)	5.00	6/1/20	2,800,000	2,949,660
Massachusetts - 2.3%
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College Issue)	5.00	1/1/19	2,000,000	2,019,740
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System Issue)	5.00	7/1/21	3,010,000	3,266,000
Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds (Waste Management Inc. Project)	2.25	5/1/19	1,000,000	[c] 999,270
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding	4.00	7/1/20	375,000	387,323
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding	4.00	7/1/21	1,000,000	1,046,730
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Series B	5.00	7/1/21	1,150,000	1,234,997
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Series B	5.00	7/1/22	2,000,000	2,186,460
Worcester, BAN	3.00	1/31/19	10,000,000	10,051,700
				21,192,220
Michigan - 3.1%
Michigan Building Authority, Revenue Bonds (Facilities Program)	5.00	10/15/20	2,250,000	2,396,520

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.8% (continued)
Michigan - 3.1% (continued)
Michigan Finance Authority, Hospital Project Revenue Bonds (Ascension Senior Credit Group)	1.10	8/15/19	3,000,000		2,978,190
Michigan Finance Authority, Revenue Bonds, Refunding (Unemployment Obligation Assignment)	5.00	7/1/20	17,325,000		17,816,857
Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds	5.00	7/1/21	4,445,000		4,475,315
Michigan Strategic Fund, LOR (The Detroit Edison Company Pollution Control Bonds Project)	1.45	9/1/21	1,000,000		964,620
				28,631,502
Minnesota - .8%
Saint Louis Park, Health Care Facilities Revenue Bonds (Park Nicollet Health Services) (Prerefunded)	5.75	7/1/19	6,690,000	[d]	6,912,911
Mississippi - 1.1%
Mississippi, GO, 1 Month LIBOR + .33%	1.74	9/1/20	6,000,000	[b]	6,013,320
Mississippi Business Finance Corporation, Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	1.56	11/1/35	500,000	[a]	500,000
Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds (Coast Electric Power Association) (Liquidity Agreement; National Rural Utility Finance)	1.95	5/1/37	3,450,000	[a]	3,450,966
				9,964,286
Missouri - .9%
Missouri Public Utilities Commission, Revenue Bonds	2.13	11/1/19	8,250,000		8,260,312
Nebraska - .2%
Central Plains Energy Project, Gas Supply Revenue Bonds (Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	1,975,000		2,046,594
Nevada - 2.3%
Clark County Nevada Airport System, Revenue Bonds	4.00	7/1/19	3,000,000		3,051,600
Clark County Nevada Airport System, Revenue Bonds	5.00	7/1/20	3,010,000		3,170,162
Clark County Pollution Control, Revenue Bonds (Nevada Power Company)	1.60	5/21/20	3,000,000		2,974,380
Clark County School District, GO, Series D	5.00	6/15/21	2,645,000		2,859,774
Clark County School District, Limited Tax GO	5.00	6/15/21	3,000,000		3,243,600
Washoe County, Gas Facility Revenue (Sierra Pacific Power Company Projects)	1.50	6/3/19	5,500,000		5,475,305
				20,774,821
New Hampshire - .5%
Cheshire, TAN	3.00	12/28/18	5,000,000		5,018,750
New Jersey - 9.1%
Hamilton Township, BAN, Series A-E	3.00	5/21/19	7,500,000		7,555,950
New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds	5.00	6/15/20	3,000,000		3,140,730
New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds	5.00	6/15/21	1,000,000		1,067,200
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	5.00	12/15/18	1,500,000		1,512,810

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.8% (continued)
New Jersey - 9.1% (continued)
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	5.00	6/15/19	10,700,000		10,949,524
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; AMBAC)	5.50	12/15/19	750,000		782,738
New Jersey Housing & Mortgage Finance Agency, MFH Revenue Bonds, Ser. 2	2.45	11/1/19	2,350,000		2,357,708
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/18	3,950,000		3,950,000
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/21	5,000,000		5,371,350
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/19	3,500,000		3,580,430
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/20	4,000,000		4,201,840
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Series A	5.00	6/15/21	3,400,000		3,628,480
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Series A	5.00	6/15/22	10,000,000		10,835,400
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Series A	5.25	12/15/21	10,000,000		10,856,600
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Series A	5.88	12/15/38	10,835,000		10,938,908
North Bergen Township, BAN	3.00	5/1/19	3,000,000		3,020,250
				83,749,918
New Mexico - 1.7%
State of New Mexico, Revenue Bonds, Refunding, Series A	5.00	3/1/22	14,365,000		15,851,203
New York - 15.1%
Freeport, BAN, Series B	2.75	5/1/19	6,382,500		6,413,966
Long Island Power Authority, Electric System General Revenue Bonds, 1 Month LIBOR + .75%	2.12	11/1/18	10,000,000	[b]	10,001,700
Metropolitan Transportation Authority, BAN, Series B-1A	5.00	5/15/20	10,000,000		10,528,800
Metropolitan Transportation Authority, Revenue Bonds, Refunding, 1 Month LIBOR + .48%	1.89	11/1/18	1,250,000	[b]	1,250,063
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.00	2/15/20	10,000,000		10,449,800
Nassau, GO (General Improvement)	5.00	4/1/19	10,000,000		10,192,800
New York City Housing Development Corp., Revenue Bonds	1.70	7/1/21	10,000,000		9,907,100
New York City Housing Development Corporation, MFHR (Sustainable Neighborhood Bonds)	1.38	5/1/20	4,000,000		3,969,120
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	3.80	3/1/23	2,000,000		2,027,060
New York City Municipal Water Finance Authority, Water and Sewer System Revenue (Liquidity Facility; Northern Trust Company)	1.55	6/15/45	100,000	[a]	100,000
New York City Transitional Finance Authority Future Tax Secured Bonds, Revenue (Build America Bonds)	4.44	8/1/21	13,870,000		14,400,250
New York Housing Finance Authority, Revenue Bonds	1.50	5/1/21	5,000,000		4,956,100
New York State Housing Finance Agency, Affordable Housing Revenue Bonds	1.00	11/1/19	3,465,000		3,427,162

48

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.8% (continued)
New York - 15.1% (continued)
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; PNC Bank NA)	1.54	11/1/46	4,900,000	[a]	4,900,000
New York State School Districts Dormitory Authority, Revenue Bonds, Refunding	4.00	10/1/21	5,175,000		5,493,004
New York State School Districts Dormitory Authority, Revenue Bonds, Refunding	4.00	10/1/21	5,000,000		5,299,550
New York State Thruway Authority, General Revenue Junior Indebtedness Obligations	5.00	5/1/19	11,500,000		11,747,595
Triborough Bridge and Tunnel Authority, General Revenue Bonds (MTA Bridges and Tunnels), 1 Month LIBOR + .58%	2.00	12/1/18	15,000,000	[b]	15,007,200
Triborough Bridge and Tunnel Authority, Subordinate Revenue Bonds (MTA Bridges and Tunnels) (Insured; Assured Guaranty Municipal Corp.) 1 Month MUNIPSA + .44%	2.00	1/1/19	250,000	[b]	250,210
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	4.00	6/1/19	3,000,000		3,043,950
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/20	2,500,000		2,621,325
TSASC, Inc. of New York, Senior Tobacco Settlement Revenue Bonds, Refunding, Series A	5.00	6/1/22	2,790,000		3,049,916
				139,036,671
North Carolina - .1%
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/20	890,000		918,783
Ohio - 1.0%
American Municipal Power, Revenue Bonds (AMP Fremont Energy Center Project)	5.25	2/15/22	5,040,000	[d]	5,584,320
American Municipal Power, Revenue Bonds (Comb Hydroelectric Project) Series A	2.25	8/15/21	2,500,000		2,487,975
Hamilton Township, Sales Tax Revenue Bonds	4.00	12/1/20	1,280,000		1,340,915
				9,413,210
Oklahoma - .4%
Oklahoma County Independent School, GO	5.00	7/1/20	3,625,000		3,833,292
Pennsylvania - 13.5%
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/22	3,000,000		3,274,980
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/21	3,000,000		3,214,530
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/20	3,250,000		3,407,722
Dauphin County General Authority Health System, Revenue Bonds, Refunding (Pinnacle Health System Project)	6.00	6/1/29	6,520,000		6,708,167
Lehigh County Industrial Development Authority, Revenue Bonds, Refunding (PPL Electric Utilities)	1.80	8/15/22	7,000,000		6,879,110
Lehigh County Industrial Development Authority, Revenue Bonds, Refunding (PPL Electric Utilities)	1.80	9/1/22	5,000,000		4,894,000
Norwin School District, GO (Insured; Assured Guaranty Municipal Corporation)	4.00	11/15/20	1,325,000		1,384,493
Pennsylvania, GO	5.00	8/15/19	4,995,000		5,147,797
Pennsylvania, GO, Refunding	5.00	8/15/22	9,000,000		9,954,180
Pennsylvania, GO, Refunding	5.00	1/1/21	5,000,000		5,345,650

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.8% (continued)
Pennsylvania - 13.5% (continued)
Pennsylvania, GO, Refunding	5.00	1/15/21	5,000,000		5,351,300
Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds (The Pennsylvania Rapid Bridge Replacement Project)	5.00	12/31/19	2,000,000		2,073,860
Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/19	2,500,000		2,558,725
Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/20	2,000,000		2,097,080
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Inc. Project)	1.70	8/3/20	3,000,000		2,961,540
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	15,000,000		15,001,050
Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds	5.00	7/1/20	3,720,000		3,822,821
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds	5.00	6/15/20	11,030,000		11,636,540
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Drexel University) (LOC; TD Bank)	1.54	5/1/30	3,800,000	[a]	3,800,000
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, MUNIPSA + .80%	2.36	12/1/18	5,000,000	[b]	5,002,250
Philadelphia, GO, Refunding	5.00	8/1/21	4,000,000		4,319,360
Philadelphia, Water and Wastewater Revenue Bonds	5.00	1/1/20	6,150,000		6,411,621
Philadelphia School District, GO	5.00	9/1/18	5,350,000		5,350,000
Philadelphia School District, GO, Ser. A	5.00	9/1/20	500,000		529,105
Philadelphia School District, GO, Ser. A	5.00	9/1/19	700,000		720,321
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corporation), 1 Month LIBOR + .64%	2.11	12/1/20	2,500,000	[b]	2,505,025
				124,351,227
Rhode Island - .6%
Rhode Island Commerce Corporation, Grant Anticipation Bonds (Rhode Island Department of Transportation)	5.00	6/15/19	2,000,000		2,051,520
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds (Lifespan Obligation Group Issue)	5.00	5/15/20	1,500,000		1,570,455
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds (Lifespan Obligation Group Issue)	5.00	5/15/19	1,500,000		1,530,315
				5,152,290
Tennessee - 1.2%
Greeneville Health & Educational Facilities Board, Hospital Revenue Bonds, Refunding (Ballad Health Obligated Group) Series A	5.00	7/1/20	2,000,000		2,106,420
Greeneville Health & Educational Facilities Board, Hospital Revenue Bonds, Refunding (Ballad Health Obligated Group) Series A	5.00	7/1/19	1,720,000		1,763,671
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board, Revenue Bonds (Ascension Senior Credit Group)	1.55	11/3/20	7,500,000		7,422,600
				11,292,691

50

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.8% (continued)
Texas - 12.2%
Alamo Heights Independent School District, GO, (Insured; Permanent School Fund Guarantee Program) Series B	3.00	2/1/21	1,500,000		1,535,040
Alvin Independent School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	3.00	8/14/19	4,000,000		4,046,480
Corpus Christi Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	2.00	8/15/19	5,000,000		5,008,850
Cypress-Fairbanks Independent School District, GO (School Building Project) (Insured; Texas Permanent School Fund Guarantee Program) Ser. A-3	3.00	8/17/20	10,000,000		10,194,100
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.40	8/17/20	4,125,000		4,079,460
Dallas Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/21	3,000,000		3,217,350
Eagle Mountain-Saginaw Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/19	9,925,000		9,941,773
Harris County Cultural Education Facilities Finance Corporation, Medical Facilities Mortgage Revenue Bonds (Baylor College of Medicine)	5.00	11/15/18	1,550,000		1,559,812
Harris County Metropolitan Transportation Authority, Sales and Use Tax Revenue Bonds, Refunding	5.00	11/1/21	5,500,000		6,010,840
Houston Combined Utility System, Revenue Bonds, Refunding, Series. C, 1 Month LIBOR + .36%	1.81	8/1/21	5,000,000	[b]	4,998,700
Houston Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Series A-1B	2.20	6/1/20	6,270,000		6,309,438
Houston Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	3.00	6/1/19	5,000,000		5,043,750
Lamar Consolidated Independent School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	1.95	8/17/20	3,750,000		3,747,112
Mansfield Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	2.50	8/1/21	3,500,000		3,545,150
Matagorda, Revenue Bonds, Refunding (Central Power & Light)	1.75	5/1/30	5,000,000		4,933,400
New Caney Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	3.00	8/15/21	6,000,000		6,155,100
North Harris County Regional Water Authority, Senior Lien Revenue	5.00	12/15/19	1,150,000		1,198,036
Northside Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	6/1/21	5,000,000		4,986,700
Plano, Tax Notes	5.00	9/1/20	2,125,000		2,261,999
Round Rock Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.50	8/1/21	7,170,000		7,051,336
San Antonio Electric & Gas, Revenue Bonds, Refunding	2.00	12/1/21	5,000,000		4,965,750
Texas, GO, Refunding	5.00	8/1/22	7,500,000		8,344,125

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 96.8% (continued)
Texas - 12.2% (continued)
Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Senior Lien Revenue Bonds	5.25	12/15/18	3,325,000	3,354,725
				112,489,026
U.S. Related - .1%
Puerto Rico Highways and Transportation Authority, Transportation Revenue Bonds	5.00	12/31/18	2,885,000	[e] 663,550
Virginia - 1.6%
Peninsula Ports Authority of Virginia, Coal Terminal Revenue (Dominion Terminal Association Project - Dominion Energy Terminal Company Issue)	1.55	10/1/19	2,750,000	2,744,472
York County Economic Development Authority, PCR (Virginia Electric and Power Company Project)	1.88	5/16/19	12,075,000	12,060,268
				14,804,740
Washington - 2.4%
Port of Seattle, Intermediate Lien Revenue Bonds	5.00	2/1/19	5,875,000	5,952,197
Port of Seattle, Passenger Facility Charge Revenue Bonds	5.00	12/1/21	5,000,000	5,336,900
Seattle, Municipal Light and Power Revenue Bonds, MUNIPSA + .68%	2.24	9/4/18	7,500,000	[b] 7,500,000
Washington, COP (State and Local Agency Real and Personal Property)	5.00	7/1/20	3,345,000	3,534,728
				22,323,825
West Virginia - .3%
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue (Appalachian Power Company - Amos Project)	1.70	9/1/20	2,500,000	2,457,600
Wisconsin - 1.3%
Howard, NAN	4.00	12/1/22	5,000,000	5,296,100
Wisconsin, GO	5.00	5/1/22	6,300,000	[d] 6,972,273
				12,268,373
Total Long-Term Municipal Investments (cost $897,915,018)			892,584,694

Short-Term Municipal Investments - 2.4%
Massachusetts - .7%
Danvers, BAN	3.00	8/16/19	3,000,000	3,027,510
Duxbury, BAN	3.00	4/18/19	3,100,600	3,121,374
				6,148,884
New York - 1.7%
Central Square Central School District, BAN, Series B	3.00	6/28/19	8,375,000	8,436,221
Queensbury Union Free School District, BAN	3.00	7/12/19	7,500,000	7,561,275
				15,997,496
Total Short-Term Municipal Investments (cost $22,184,410)			22,146,380

52

BNY Mellon National Short-Term Municipal Bond Fund (continued)
	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Investments - .5%
U.S. Government Securities
U.S. Treasury Bills (cost $4,885,933)	2.45	8/15/19	5,000,000	[f] 4,886,198
Total Investments (cost $924,985,361)			99.7%	919,617,272
Cash and Receivables (Net)			0.3%	2,379,413
Net Assets			100.0%	921,996,685

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $999,270 or .11% of net assets.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Non-income producing—security in default.

f Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
General Obligation	15.7
Transportation	13.8
Education	12.1
General	10.9
Utilities	9.5
School District	7.1
Development	6.6
Medical	5.0
Tobacco Settlement	3.7
Special Tax	3.4
Multifamily Housing	3.2
Water	2.4
Prerefunded	2.4
Facilities	1.6
Airport	.9
Government	.5
Nursing Homes	.4
Power	.4
Pollution	.1
99.7

† Based on net assets.

See notes to financial statements.

53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.1%
California - 1.3%
California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric Company) (LOC; TD Bank)	1.48	11/1/26	2,500,000	[a]	2,500,000
Florida - .9%
Lake County School Board, COP (Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000		1,762,430
Illinois - 2.1%
Chicago, GO	5.00	1/1/24	500,000		539,890
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,285,000		1,363,179
Illinois, GO	5.25	2/1/29	2,000,000		2,142,460
				4,045,529
Michigan - 1.1%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,850,000		2,015,427
Mississippi - .8%
Mississippi Business Finance Corporation, Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	1.56	11/1/35	1,400,000	[a]	1,400,000
Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue Bonds Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron U.S.A. Inc. Project)	1.56	12/1/30	100,000	[a]	100,000
				1,500,000
New Jersey - 4.4%
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	5.00	3/1/27	2,000,000		2,147,680
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; AMBAC)	5.25	12/15/20	1,250,000		1,332,475
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,000,000		2,179,220
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/31	2,375,000		2,700,351
				8,359,726
New York - 4.3%
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds (Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)	1.57	6/15/39	200,000	[a]	200,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds (Liquidity Facility; Mizuho Bank, Ltd.)	1.47	6/15/48	200,000	[a]	200,000
New York City Transitional Finance Authority, Building Aid Revenue Bonds, Refunding, Series S-4A	5.25	7/15/35	1,500,000		1,781,970
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.00	11/15/44	2,250,000	[b]	2,368,462
New York State Housing Finance Agency, Housing Revenue Bonds (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.48	5/1/42	900,000	[a]	900,000
New York Transportation Development Corporation, Special Facility Revenue Bonds (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/25	1,350,000		1,516,779
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Series 207	5.00	9/15/24	1,000,000		1,145,100
				8,112,311

54

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.1% (continued)
Pennsylvania - 83.0%
Allegheny County Higher Education Building Authority, Revenue Bonds (Duquesne University)	5.00	3/1/26	750,000		865,155
Allegheny County Hospital Development Authority, Revenue Bonds	5.00	4/1/30	1,000,000		1,134,140
Allegheny County Port Authority, Special Transportation Revenue Bonds	5.25	3/1/24	2,000,000		2,155,520
Altoona Area School District, GO (Insured; Build America Mutual Assurance Company)	5.00	12/1/36	1,375,000		1,536,562
Beaver County Hospital Authority, Revenue Bonds (Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000		1,339,675
Beaver County Hospital Authority, Revenue Bonds (Heritage Valley Health System, Inc.)	5.00	5/15/23	1,345,000		1,446,991
Berks County Industrial Development Authority, Revenue Bonds (Tower Health Project)	4.00	11/1/33	1,300,000		1,331,018
Berks County Municipal Authority, Revenue Bonds (The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000		2,071,180
Boyertown Area School District, GO	5.00	10/1/34	1,060,000		1,171,459
Canonsburg-Houston Joint Authority, Sewer Revenue Bonds	5.00	12/1/23	1,260,000		1,407,168
Capital Region Water, Water Revenue Bonds, Refunding	5.00	7/15/26	750,000		869,693
Chester County Health and Education Facilities Authority, Health System Revenue Bonds (Main Line Health System)	4.00	10/1/36	1,000,000		1,033,840
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/32	3,500,000		3,973,235
Dallastown Area School District York County, GO	5.00	4/15/32	1,000,000		1,132,550
Dallastown Area School District York County, GO	5.00	4/15/31	1,400,000		1,589,196
Dauphin County General Authority, Health System Revenue Bonds (Pinnacle Health Systems Project)	5.00	6/1/29	1,000,000		1,141,620
Delaware County Authority, Revenue Bonds (Villanova University)	5.00	8/1/30	1,000,000		1,141,960
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000		1,846,935
Franklin County, GO, Refunding	4.00	11/1/32	1,205,000		1,278,119
Garnet Valley School District, GO, Refunding	4.00	4/1/27	2,415,000		2,607,403
Lancaster County Hospital Authority, Health System Revenue Bonds (University of Pennsylvania Health System)	5.00	8/15/31	1,250,000		1,447,537
Lancaster County Solid Waste Management Authority, Guaranteed Authority Bonds (Dauphin County Guaranty)	5.00	12/15/33	1,895,000		2,102,067
Manheim Township School District, GO, Ser. A	5.00	2/1/30	1,025,000		1,177,469
Manheim Township School District, GO, Ser. A	5.00	2/1/29	1,000,000		1,153,520
Monroeville Finance Authority, Revenue Bonds (University of Pittsburgh Medical Center)	5.00	2/15/25	1,000,000		1,150,510
Montgomery County, GO	5.00	12/15/19	100,000	[c]	104,086
Montgomery County Higher Education and Health Authority, Revenue Bonds, Refunding (Hill School Project)	5.00	8/15/37	500,000		554,325
Montgomery County Higher Education and Health Authority, Revenue Bonds, Refunding, (Thomas Jefferson University) Ser. A	5.00	9/1/30	1,600,000		1,854,960

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.1% (continued)
Pennsylvania - 83.0% (continued)
Montgomery County Industrial Development Authority, FHA Insured Mortgage Revenue Bonds (New Regional Medical Center Project)	5.50	8/1/20	995,000	[c]	1,065,197
Montgomery County Industrial Development Authority, Health System Revenue Bonds (Albert Einstein Healthcare Network Issue)	5.00	1/15/20	1,000,000		1,031,860
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lehigh University) Series 2016 A	4.00	11/15/35	1,530,000		1,606,286
Northhampton County General Purpose Authority, College Revenue Bonds (Lafayette College)	5.00	11/1/43	3,500,000		3,842,440
Pennsylvania, GO	5.00	9/15/23	1,000,000		1,125,980
Pennsylvania, GO	5.00	9/15/24	2,975,000		3,392,333
Pennsylvania, GO	5.00	3/15/28	2,200,000		2,489,718
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/22	3,060,000		3,390,541
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds (Amtrak Project)	5.00	11/1/26	1,000,000		1,081,620
Pennsylvania Economic Development Financing Authority, Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000		1,074,020
Pennsylvania Economic Development Financing Authority, Revenue Bonds (University of Pittsburgh Medical Center)	5.00	2/1/26	2,455,000		2,792,857
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	5.00	3/15/31	1,000,000		1,138,680
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000		5,000,350
Pennsylvania Economic Development Financing Authority, UPMC Revenue Bonds, Refunding	4.00	11/15/34	2,000,000		2,047,880
Pennsylvania Higher Educational Facilities Authority, Health System Revenue Bonds (University of Pennsylvania Health System)	5.00	8/15/24	1,310,000		1,505,452
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds	4.00	6/15/30	2,220,000		2,354,576
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Drexel University) (LOC; TD Bank)	1.54	5/1/30	100,000	[a]	100,000
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Temple University)	5.00	4/1/26	1,000,000		1,088,840
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The Trustees of the University of Pennsylvania)	5.00	8/15/32	2,240,000		2,608,278
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (University of Pennsylvania Health System)	4.00	8/15/36	1,000,000		1,039,660
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding	5.00	6/15/25	1,000,000		1,154,940
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ser. A (University of Pennsylvania Health Systems)	4.00	8/15/34	1,000,000		1,045,920
Pennsylvania Infrastructure Investment Authority, Revenue Bonds (PENNVEST/Commonwealth Funded Loan Pool Program)	5.00	5/15/22	1,000,000		1,109,690
Pennsylvania State University, Revenue Bonds	5.00	9/1/33	1,010,000		1,167,287
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds	5.00	12/1/38	2,415,000		2,611,798
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds	5.00	12/1/22	1,190,000	[c]	1,336,430

56

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.1% (continued)
Pennsylvania - 83.0% (continued)
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds	4.00	12/1/36	1,250,000		1,283,988
Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Revenue Bonds	5.00	12/1/30	1,325,000		1,532,813
Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	2,500,000		2,948,175
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	4.00	12/1/36	1,670,000		1,695,735
Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.00	6/1/34	1,000,000		1,125,670
Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding (Sub-Motor License Fund)	5.00	12/1/38	1,230,000		1,372,446
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds	5.25	12/1/35	2,280,000		2,592,406
Perkiomen Valley School District, GO	4.00	3/1/28	1,000,000		1,069,590
Philadelphia, Airport Revenue Bonds	5.00	6/15/20	1,750,000		1,841,192
Philadelphia, GO	5.00	8/1/29	1,000,000		1,143,500
Philadelphia, GO	5.00	8/1/29	1,000,000		1,143,500
Philadelphia, GO (Insured; Assured Guaranty Municipal Corporation)	5.00	8/1/30	1,275,000		1,467,576
Philadelphia, Water & Wastewater Revenue Bonds, Refunding	5.00	11/1/27	355,000		392,474
Philadelphia, Water & Wastewater Revenue Bonds, Refunding	5.00	11/1/22	2,485,000	[c]	2,780,790
Philadelphia, Water and Wastewater Revenue Bonds	5.00	1/1/36	2,830,000		2,998,442
Philadelphia, Water and Wastewater Revenue Bonds	5.00	7/1/31	2,000,000		2,272,780
Philadelphia Airport, Revenue Bonds, Refunding	5.00	7/1/33	350,000		402,721
Philadelphia Airport, Revenue Bonds, Refunding	5.00	7/1/31	500,000		575,735
Philadelphia Airport, Revenue Bonds, Refunding	5.00	7/1/32	350,000		401,261
Philadelphia Authority for Industrial Development, City Agreement Revenue Bonds, (Green Bond-Philadelphia Museum of Art Energy Savings Program) Ser. A	5.00	2/15/34	1,250,000		1,402,863
Philadelphia Authority for Industrial Development, Revenue Bonds (Temple University)	5.00	4/1/25	1,500,000		1,734,810
Philadelphia Authority for Industrial Development, Revenue Bonds (Temple University)	5.00	4/1/31	2,000,000		2,264,980
Philadelphia School District, GO	5.00	9/1/20	1,805,000		1,910,069
Philadelphia School District, GO	5.00	9/1/28	500,000		576,430
Pittsburgh and Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/32	1,000,000		1,126,350
Pittsburgh and Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/24	500,000		567,525
Pittsburgh and Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/23	355,000		398,612

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.1% (continued)
Pennsylvania - 83.0% (continued)
Pittsburgh Water and Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.00	9/1/26	2,500,000		2,930,300
Pittsburgh Water and Sewer Authority, Water and Sewer System First Lien Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/23	2,580,000	[c]	2,932,609
Southcentral Pennsylvania General Authority, Revenue Bonds (WellSpan Health Obligation Group)	5.00	6/1/27	2,085,000		2,340,642
Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds (Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/21	2,000,000	[c]	2,167,440
State Public School Building Authority, School Lease Revenue Bonds (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/24	2,000,000		2,245,220
State Public School Building Authority, School Lease Revenue Bonds (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/31	2,490,000		2,643,558
Upper Merion Area School District, GO	5.00	1/15/35	420,000		478,670
Upper Merion Area School District, GO	5.00	1/15/36	250,000		284,210
Upper Merion Area School District, GO	5.00	1/15/37	275,000		312,048
Upper Merion Area School District, GO	5.00	1/15/34	350,000		399,889
Upper Merion Area School District, GO	5.00	1/15/34	620,000		699,335
Upper Merion Area School District, GO	5.00	1/15/35	650,000		731,562
Upper Merion Area School District, GO	5.00	1/15/37	400,000		448,460
Upper Moreland Township School District, GO	4.00	10/1/33	780,000		809,024
Upper St Clair Township School District, GO	5.00	10/1/41	1,000,000		1,107,910
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/26	1,000,000		1,115,900
West View Borough Municipal Authority, Water Revenue Bonds	5.00	11/15/24	3,000,000	[c]	3,489,510
Westmoreland County Municipal Authority, Municipal Service Revenue Bonds (Insured; Build America Mutual Assurance Company)	5.00	8/15/28	1,000,000		1,145,420
Westmoreland County Municipal Authority, Municipal Service Revenue Bonds (Insured; Build America Mutual Assurance Company)	5.00	8/15/27	1,500,000		1,722,225
Whitemarsh Township, GO	4.00	11/15/39	1,000,000		1,039,040
Whitemarsh Township, GO	4.00	11/15/35	605,000		633,889
				157,519,820
U.S. Related - 3.2%
Guam, Business Privilege Tax Revenue Bonds	5.00	1/1/24	1,500,000		1,608,375
Guam, LOR (Section 30)	5.63	12/1/19	1,000,000	[c]	1,047,630
Puerto Rico Commonwealth, Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000		3,066,480

58

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.1% (continued)
U.S. Related - 3.2% (continued)
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds	5.00	7/1/21	1,400,000	[d] 253,890
				5,976,375
Total Investments (cost $189,692,999)			101.1%	191,791,618
Liabilities, Less Cash and Receivables			(1.1%)	(2,102,870)
Net Assets			100.0%	189,688,748

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $2,368,462 or 1.25% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
Education	20.4
Medical	15.2
Transportation	13.9
General Obligation	13.7
Prerefunded	7.9
Water	7.5
Development	5.2
School District	4.4
Special Tax	3.9
General	2.6
Pollution	2.4
Higher Education	2.1
Tobacco Settlement	1.4
Multifamily Housing	.5
101.1

† Based on net assets.

See notes to financial statements.

59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.9%
Illinois - .7%
Chicago, GO	5.00	1/1/23	1,970,000		2,108,708
Massachusetts - 91.6%
Berkshire Wind Power Cooperative Corporation, Revenue Bonds, Refunding (Berkshire Wind Project-Green Bond)	5.00	7/1/30	1,000,000		1,153,140
Berkshire Wind Power Cooperative Corporation, Revenue Bonds, Refunding (Berkshire Wind Project-Green Bond)	5.00	7/1/28	1,000,000		1,166,630
Berkshire Wind Power Cooperative Corporation, Revenue Bonds, Refunding (Berkshire Wind Project-Green Bond)	5.00	7/1/26	475,000		554,107
Commonwealth of Massachusetts Transportation Fund, Revenue Bonds	4.00	6/1/35	3,140,000		3,336,847
Commonwealth of Massachusetts Transportation Fund, Revenue Bonds	5.00	6/1/35	2,300,000		2,592,422
Dedham, GO (Municipal Purpose Loan)	4.00	6/15/29	495,000		534,595
Dedham, GO (Municipal Purpose Loan)	4.00	6/15/30	495,000		531,106
Massachusetts, Commonwealth Transportation Fund Revenue Bonds (Rail Enhancement and Accelerated Bridge Programs)	4.00	6/1/46	2,500,000		2,578,850
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/25	5,060,000		5,842,428
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/27	2,000,000		2,292,860
Massachusetts, GO	4.00	2/1/29	2,500,000		2,665,000
Massachusetts, GO	4.50	12/1/43	5,000,000		5,297,900
Massachusetts, GO	5.00	2/1/33	2,000,000		2,306,420
Massachusetts, GO (Consolidated Loan)	5.00	3/1/31	2,250,000		2,547,922
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/21	5,000,000	[a]	5,439,000
Massachusetts, GO, 3 Month LIBOR + 0.46%	2.03	11/1/18	2,500,000	[b]	2,500,100
Massachusetts, GO, 3 Month LIBOR + 0.55%	2.12	11/1/25	2,500,000	[b]	2,486,475
Massachusetts, GO, Refunding	5.00	7/1/29	1,000,000		1,151,140
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds	0.00	7/1/32	2,500,000	[c]	1,547,600
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds	5.25	7/1/21	2,000,000		2,189,560
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds	5.25	7/1/22	2,430,000		2,727,724
Massachusetts Clean Energy Cooperative Corporation, Clean Energy Cooperative Revenue Bonds (A Massachusetts Municipal Lighting Plant Cooperative)	5.00	7/1/28	1,250,000		1,398,325
Massachusetts Clean Energy Cooperative Corporation, Revenue Bonds (A Massachusetts Municipal Lighting Plant Cooperative)	5.00	7/1/32	870,000		968,623
Massachusetts Clean Water Trust, Revenue Bonds	5.00	2/1/35	990,000		1,126,838

60

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.9% (continued)
Massachusetts - 91.6% (continued)
Massachusetts Clean Water Trust, Revenue Bonds	5.00	8/1/34	2,500,000	2,964,900
Massachusetts College Building Authority, Project Revenue Bonds	5.00	5/1/27	2,000,000	2,254,020
Massachusetts Department of Transportation, Metropolitan Highway System Senior Revenue Bonds	5.00	1/1/32	1,530,000	1,590,986
Massachusetts Development Finance Agency, Revenue Bonds (Babson College Issue)	5.00	10/1/25	545,000	627,851
Massachusetts Development Finance Agency, Revenue Bonds (Baystate Medical Center Issue)	5.00	7/1/24	350,000	398,346
Massachusetts Development Finance Agency, Revenue Bonds (Bentley University Issue)	5.00	7/1/40	1,500,000	1,685,475
Massachusetts Development Finance Agency, Revenue Bonds (Berklee College of Music Issue)	5.00	10/1/37	1,750,000	1,980,475
Massachusetts Development Finance Agency, Revenue Bonds (Berklee College of Music Issue)	5.00	10/1/23	400,000	454,088
Massachusetts Development Finance Agency, Revenue Bonds (Boston Medical Center Issue)	5.00	7/1/26	500,000	572,615
Massachusetts Development Finance Agency, Revenue Bonds (Boston Medical Center Issue)	5.00	7/1/25	500,000	567,860
Massachusetts Development Finance Agency, Revenue Bonds (Boston Medical Center Issue)	5.00	7/1/23	2,060,000	2,283,634
Massachusetts Development Finance Agency, Revenue Bonds (Boston Medical Center Issue) (Green Bonds)	5.00	7/1/44	2,000,000	2,154,140
Massachusetts Development Finance Agency, Revenue Bonds (Boston University Issue)	4.00	10/1/32	1,000,000	1,052,130
Massachusetts Development Finance Agency, Revenue Bonds (Boston University Issue)	5.00	10/1/46	2,000,000	2,257,300
Massachusetts Development Finance Agency, Revenue Bonds (CareGroup Issue)	5.00	7/1/24	1,000,000	1,130,590
Massachusetts Development Finance Agency, Revenue Bonds (CareGroup Issue)	5.00	7/1/29	1,000,000	1,136,240
Massachusetts Development Finance Agency, Revenue Bonds (CareGroup Issue)	5.00	7/1/30	1,000,000	1,131,040
Massachusetts Development Finance Agency, Revenue Bonds (CareGroup Issue)	5.00	7/1/26	1,000,000	1,149,000
Massachusetts Development Finance Agency, Revenue Bonds (CareGroup Issue)	5.00	7/1/22	1,000,000	1,097,840
Massachusetts Development Finance Agency, Revenue Bonds (College of Holy Cross)	5.00	9/1/25	400,000	469,356
Massachusetts Development Finance Agency, Revenue Bonds (College of Holy Cross)	5.00	9/1/26	705,000	836,969
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Issue)	5.00	12/1/33	2,500,000	2,874,275
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College Issue)	5.00	1/1/22	565,000	613,127
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College Issue)	5.00	1/1/25	1,000,000	1,129,100
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College Issue)	5.00	1/1/35	1,000,000	1,109,990
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College Issue)	5.00	1/1/33	1,250,000	1,395,875
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College Issue)	5.00	1/1/23	400,000	441,752
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/31	325,000	365,404
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/33	305,000	340,594

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.9% (continued)
Massachusetts - 91.6% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/27	280,000		319,410
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/28	255,000		292,398
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/26	170,000		193,273
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/32	340,000		381,113
Massachusetts Development Finance Agency, Revenue Bonds (Emmanuel College Issue)	5.00	10/1/30	1,000,000		1,117,330
Massachusetts Development Finance Agency, Revenue Bonds (Emmanuel College Issue) (Green Bonds)	4.00	10/1/46	1,000,000		981,750
Massachusetts Development Finance Agency, Revenue Bonds (Lahey Health System Obligated Group Issue)	5.00	8/15/27	1,000,000		1,057,510
Massachusetts Development Finance Agency, Revenue Bonds (Lesley University Issue)	5.00	7/1/31	1,000,000		1,132,520
Massachusetts Development Finance Agency, Revenue Bonds (Lesley University Issue)	5.00	7/1/28	1,550,000		1,775,106
Massachusetts Development Finance Agency, Revenue Bonds (MCPHS University Issue)	5.00	7/1/37	465,000		520,754
Massachusetts Development Finance Agency, Revenue Bonds (Northeastern University Issue)	5.00	10/1/33	500,000		586,365
Massachusetts Development Finance Agency, Revenue Bonds (Northeastern University Issue)	5.00	10/1/31	575,000		679,253
Massachusetts Development Finance Agency, Revenue Bonds (Northeastern University Issue)	5.00	10/1/30	500,000		594,020
Massachusetts Development Finance Agency, Revenue Bonds (Northeastern University Issue)	5.00	10/1/32	750,000		883,117
Massachusetts Development Finance Agency, Revenue Bonds (Olin College Issue)	5.00	11/1/38	5,000,000		5,486,700
Massachusetts Development Finance Agency, Revenue Bonds (Partners HealthCare System Issue)	4.00	7/1/32	2,000,000		2,095,760
Massachusetts Development Finance Agency, Revenue Bonds (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000		1,972,898
Massachusetts Development Finance Agency, Revenue Bonds (Partners HealthCare System Issue) (LOC; U.S. Bank NA)	1.45	7/1/48	1,100,000	[d]	1,100,000
Massachusetts Development Finance Agency, Revenue Bonds (SABIS International Charter School Issue)	5.00	4/15/40	1,730,000		1,835,755
Massachusetts Development Finance Agency, Revenue Bonds (SABIS International Charter School Issue)	5.00	4/15/33	3,410,000		3,655,349
Massachusetts Development Finance Agency, Revenue Bonds (Simmons College Issue)	5.00	10/1/25	700,000		794,808
Massachusetts Development Finance Agency, Revenue Bonds (Simmons College Issue)	5.00	10/1/29	1,000,000		1,114,430
Massachusetts Development Finance Agency, Revenue Bonds (Simmons College Issue)	5.25	10/1/24	465,000		525,789
Massachusetts Development Finance Agency, Revenue Bonds (South Shore Hospital Issue)	5.00	7/1/41	2,000,000		2,176,520
Massachusetts Development Finance Agency, Revenue Bonds (South Shore Hospital Issue)	5.00	7/1/28	750,000		849,390
Massachusetts Development Finance Agency, Revenue Bonds (South Shore Hospital Issue)	5.00	7/1/25	500,000		572,205
Massachusetts Development Finance Agency, Revenue Bonds (South Shore Hospital Issue)	5.00	7/1/24	530,000		598,905
Massachusetts Development Finance Agency, Revenue Bonds (Southcoast Health System Obligated Group Issue)	4.00	7/1/20	530,000		548,571

62

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.9% (continued)
Massachusetts - 91.6% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/28	1,000,000		1,174,440
Massachusetts Development Finance Agency, Revenue Bonds (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/32	1,910,000		2,187,103
Massachusetts Development Finance Agency, Revenue Bonds (Sterling and Francine Clark Art)	5.00	7/1/31	2,050,000		2,379,353
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University Issue)	5.13	7/1/40	210,000		218,455
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University)	5.00	7/1/29	2,250,000		2,544,277
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University)	5.00	7/1/23	2,500,000		2,766,600
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University)	5.00	7/1/28	1,300,000		1,476,423
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University)	5.00	7/1/25	1,340,000		1,511,225
Massachusetts Development Finance Agency, Revenue Bonds (The Broad Institute Issue) (Prerefunded)	5.25	4/1/21	3,675,000	[a]	3,990,315
Massachusetts Development Finance Agency, Revenue Bonds (The Broad Institute Issue) (Prerefunded)	5.25	4/1/21	1,500,000	[a]	1,628,700
Massachusetts Development Finance Agency, Revenue Bonds (The Park School Issue)	5.00	9/1/21	300,000		322,545
Massachusetts Development Finance Agency, Revenue Bonds (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/28	1,000,000		1,136,240
Massachusetts Development Finance Agency, Revenue Bonds (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/24	815,000		921,431
Massachusetts Development Finance Agency, Revenue Bonds (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/22	490,000		537,187
Massachusetts Development Finance Agency, Revenue Bonds (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/24	1,000,000		1,130,590
Massachusetts Development Finance Agency, Revenue Bonds (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/25	2,375,000		2,714,791
Massachusetts Development Finance Agency, Revenue Bonds (Wellesley College Issue)	5.00	7/1/24	400,000		463,724
Massachusetts Development Finance Agency, Revenue Bonds (Wellesley College Issue)	5.00	7/1/25	535,000		629,770
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology Issue)	5.00	10/1/24	550,000		617,777
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology Issue)	5.00	10/1/20	705,000		745,354
Massachusetts Development Finance Agency, Revenue Bonds (Western New England University Issue)	5.00	9/1/35	1,000,000		1,083,250
Massachusetts Development Finance Agency, Revenue Bonds (Western New England University Issue)	5.00	9/1/40	2,650,000		2,846,921
Massachusetts Development Finance Agency, Revenue Bonds (Western New England University Issue)	5.00	9/1/26	1,205,000		1,374,146
Massachusetts Development Finance Agency, Revenue Bonds (Western New England University Issue)	5.00	9/1/24	1,090,000		1,223,285
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	3.00	1/1/25	190,000		194,847
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	4.00	1/1/19	170,000		171,268
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	4.00	1/1/26	130,000		141,336

63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.9% (continued)
Massachusetts - 91.6% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	5.00	1/1/31	415,000		474,648
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	5.00	1/1/20	200,000		208,266
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	5.00	1/1/27	310,000		360,198
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	5.00	1/1/21	100,000		106,984
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	5.00	1/1/22	200,000		218,648
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	5.00	1/1/30	410,000		470,471
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	5.00	1/1/23	250,000		279,140
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	5.00	1/1/28	140,000		161,816
Massachusetts Development Finance Agency, Revenue Bonds (WGBH Educational Foundation Issue)	5.00	1/1/29	200,000		230,254
Massachusetts Development Finance Agency, Revenue Bonds (Williams College Issue)	5.00	7/1/30	1,000,000		1,188,080
Massachusetts Development Finance Agency, Revenue Bonds (Wood Hole Oceanographic Institution)	5.00	6/1/25	450,000		523,602
Massachusetts Development Finance Agency, Revenue Bonds (Wood Hole Oceanographic Institution)	5.00	6/1/26	850,000		996,693
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter)	5.00	7/1/37	1,600,000		1,720,336
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System Issue)	4.00	7/1/36	3,480,000		3,586,488
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute Inc.)	5.00	4/1/25	1,000,000		1,165,790
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute Inc.)	5.00	4/1/34	750,000		874,178
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute Inc.)	5.00	4/1/35	500,000		581,055
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute Inc.)	5.00	4/1/37	750,000		867,060
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute Inc.)	5.00	4/1/36	3,250,000		3,765,645
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute Inc.)	5.00	4/1/26	2,000,000		2,359,580
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wheaton College)	5.00	1/1/23	1,935,000		2,160,544
Massachusetts Development Finance Agency, Special Obligation Revenue Bonds (Commonwealth Contract Assistance)	5.00	5/1/34	1,000,000		1,093,010
Massachusetts Development Finance Agency, Special Obligation Revenue Bonds (Commonwealth Contract Assistance)	5.00	5/1/39	1,460,000		1,592,042
Massachusetts Development Finance Agency, SWDR (Dominion Energy Brayton Point Issue) (Prerefunded)	5.75	5/1/19	2,000,000	[a]	2,054,400
Massachusetts Development Finance Agency, SWDR (Waste Management Project)	2.25	5/1/19	4,000,000	[e]	3,997,080
Massachusetts Development Finance Authority, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/33	390,000		434,827
Massachusetts Development Finance Authority, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/31	350,000		392,714
Massachusetts Development Finance Authority, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/32	370,000		413,986

64

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.9% (continued)
Massachusetts - 91.6% (continued)
Massachusetts Development Finance Authority, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/37	835,000		920,546
Massachusetts Development Finance Authority, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/35	840,000		931,283
Massachusetts Development Finance Authority, Revenue Bonds, Refunding (Foxborough Regional Charter School)	4.00	7/1/22	655,000		675,836
Massachusetts Development Finance Authority, Revenue Bonds, Refunding (Foxborough Regional Charter School)	4.00	7/1/21	625,000		641,431
Massachusetts Development Finance Authority, Revenue Bonds, Refunding (South Shore Hospital)	5.00	7/1/21	500,000		537,805
Massachusetts Educational Financing Authority, Education Loan Revenue Bonds (Issue I)	5.00	1/1/20	1,400,000		1,453,004
Massachusetts Educational Financing Authority, Education Loan Revenue Bonds (Issue J)	5.00	7/1/21	2,350,000		2,523,688
Massachusetts Educational Financing Authority, Revenue Bonds	5.00	7/1/23	2,300,000		2,556,289
Massachusetts Educational Financing Authority, Revenue Bonds (Refunding)	5.00	7/1/24	2,000,000		2,253,120
Massachusetts Federal Highway, Revenue Bonds, Refunding (Accelerated Bridge Program)	5.00	6/15/27	2,300,000		2,727,271
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Amherst College Issue)	1.36	11/1/35	100,000	[d]	100,000
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Baystate Medical Center Issue) (LOC; JPMorgan Chase Bank)	1.26	7/1/44	1,300,000	[d]	1,300,000
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Berklee College of Music Issue)	5.00	10/1/32	125,000		125,321
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Berklee College of Music Issue)	5.00	10/1/37	360,000		360,925
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000		2,777,362
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000		2,020,540
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000		3,802,534
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,800,000		2,042,748
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Northeastern University Issue)	5.00	10/1/30	3,000,000		3,180,480
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Simmons College Issue) (Prerefunded)	7.50	10/1/18	410,000	[a]	411,788
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Simmons College Issue) (Prerefunded)	7.50	10/1/18	590,000	[a]	592,572
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Sterling and Francine Clark Art Institute Issue) (Prerefunded)	5.00	7/1/20	2,500,000	[a]	2,647,350
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Suffolk University Issue)	6.25	7/1/30	840,000		866,561
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (The Henry Heywood Memorial Hospital Issue) (LOC; TD Bank)	1.44	7/1/38	500,000	[d]	500,000
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Tufts University Issue)	5.25	2/15/26	3,130,000		3,732,431
Massachusetts Housing Finance Agency, Housing Revenue Bonds	2.95	12/1/32	1,000,000		924,740
Massachusetts Housing Finance Agency, Housing Revenue Bonds	4.00	6/1/19	760,000		771,073

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.9% (continued)
Massachusetts - 91.6% (continued)
Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds	3.50	12/1/46	1,505,000		1,545,439
Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds	4.00	12/1/48	1,250,000		1,320,775
Massachusetts Port Authority, Revenue Bonds	5.00	7/1/24	315,000		360,533
Massachusetts Port Authority, Revenue Bonds	5.00	7/1/33	2,000,000		2,265,800
Massachusetts Port Authority, Revenue Bonds	5.00	7/1/29	200,000		226,482
Massachusetts Port Authority, Revenue Bonds	5.00	7/1/28	200,000		227,278
Massachusetts Port Authority, Revenue Bonds	5.00	7/1/31	1,500,000		1,657,755
Massachusetts Port Authority, Revenue Bonds	5.00	7/1/27	1,345,000		1,467,825
Massachusetts Port Authority, Revenue Bonds	5.00	7/1/32	750,000		851,850
Massachusetts Port Authority, Revenue Bonds	5.00	7/1/28	1,330,000		1,523,036
Massachusetts School Building Authority, Sales Tax Revenue Bonds, Refunding	5.00	2/15/37	1,040,000		1,158,674
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds	4.00	8/15/32	2,500,000		2,634,775
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds	5.00	8/15/29	2,700,000		2,975,508
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds	5.00	8/15/26	2,000,000		2,219,240
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds	5.00	8/15/30	2,000,000		2,200,900
Massachusetts Transportation Fund, Revenue Bonds (Rail Enhancement & Accelerated Bridge Programs)	5.00	6/1/36	1,000,000		1,124,870
Massachusetts Turnpike Authority, Turnpike Revenue Bonds (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	5.00	1/1/20	1,565,000		1,608,319
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue Bonds (MWRA Program)	5.75	8/1/29	155,000		155,481
Massachusetts Water Resources Authority, General Revenue Bonds (Prerefunded)	5.00	8/1/21	500,000	[a]	543,160
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.25	8/1/26	2,000,000		2,421,000
Metropolitan Boston Transit Parking Corporation, Systemwide Senior Lien Parking Revenue Bonds	5.00	7/1/41	4,090,000		4,364,521
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/27	640,000		688,474
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/28	420,000		450,408
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/29	745,000		794,408
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/30	315,000		333,988
Plainville, GO	4.00	10/15/30	1,210,000		1,317,896
Town of Brookline, GO (Municipal Purpose Loan)	5.00	3/15/25	1,360,000		1,597,592
Town of Mansfield, GO	4.00	5/15/30	845,000		909,152

66

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.9% (continued)
Massachusetts - 91.6% (continued)
Town of Mansfield, GO	4.00	5/15/29	815,000	880,502
University of Massachusetts Building Authority, Revenue Bonds (University of Massachusetts)	5.00	11/1/34	2,200,000	2,569,072
Worcester, GO, Refunding (Muni Purpose Loan)	5.00	1/15/29	1,690,000	1,956,412
				278,978,294
Michigan - .7%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	2,000,000	2,178,840
New Jersey - 3.5%
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; AMBAC)	5.25	12/15/20	1,760,000	1,876,125
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/25	2,000,000	2,227,500
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,160,000	2,353,558
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/31	3,625,000	4,121,589
				10,578,772
New York - 2.0%
Metropolitan Transportation Authority, Revenue Bonds, Refunding	5.00	11/15/31	1,350,000	1,566,985
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.00	11/15/44	2,250,000	[e] 2,368,462
New York Transportation Development Corporation, Special Facility Revenue Bonds (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/25	2,075,000	2,331,345
				6,266,792
U.S. Related - 1.4%
Guam, Business Privilege Tax Revenue Bonds	5.00	1/1/25	1,500,000	1,600,980
Guam, Hotel Occupancy Tax Revenue Bonds	6.00	11/1/26	500,000	540,785
Guam, LOR (Section 30) (Prerefunded)	5.63	12/1/19	1,000,000	[a] 1,047,630
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	800,000	817,728
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds	5.00	7/1/20	1,100,000	[f] 199,485
				4,206,608
Total Investments (cost $303,548,177)			99.9%	304,318,014
Cash and Receivables (Net)			0.1%	242,443
Net Assets			100.0%	304,560,457

LIBOR—London Interbank Offered Rate

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $6,365,542 or 2.09% of net assets.

f Non-income producing—security in default.

67

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	36.9
Medical	14.5
Transportation	13.7
General Obligation	9.5
Prerefunded	6.6
Development	4.1
General	3.8
Special Tax	2.2
Utilities	1.7
Tobacco Settlement	1.4
Pollution	1.3
Water	1.2
Single Family Housing	.9
Higher Education	.8
School District	.7
Multifamily Housing	.3
Housing	.3
99.9

† Based on net assets.

See notes to financial statements.

68

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9%
Illinois - .7%
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,150,000		1,219,966
Michigan - .8%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,150,000		1,252,833
New Jersey - 3.0%
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; AMBAC)	5.25	12/15/20	1,000,000		1,065,980
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	1,265,000		1,378,357
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/31	2,000,000		2,273,980
				4,718,317
New York - 92.7%
Albany County Airport Authority, Airport Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000		1,579,245
Battery Park City Authority, Senior Revenue Bonds	5.00	11/1/23	1,065,000		1,222,993
Dutchess County Local Development Corporation, Revenue Bonds (Health QuestSystems Inc. Project)	5.00	7/1/26	1,000,000		1,158,880
Dutchess County Local Development Corporation, Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/33	920,000		1,047,770
Dutchess County Local Development Corporation, Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/27	1,000,000		1,155,650
Dutchess County Local Development Corporation, Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/26	525,000		602,831
Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured Revenue Bonds	5.00	12/1/21	1,000,000	[a]	1,101,880
Erie County Water Authority, Water Revenue Bonds	4.00	12/1/38	1,250,000		1,309,863
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/34	730,000		814,439
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/33	725,000		810,702
Hudson Yards Infrastructure Corporation, 2nd Indenture Revenue Bonds, Refunding, Ser. A	5.00	2/15/35	1,000,000		1,145,790
Hudson Yards Infrastructure Corporation, Revenue Bonds, Refunding, Series A	5.00	2/15/33	1,310,000		1,507,312
Long Island Power Authority, Electric System General Revenue Bonds	5.00	5/1/21	1,000,000		1,080,160
Long Island Power Authority, Electric System General Revenue Bonds	5.00	5/1/20	1,000,000		1,055,480
Long Island Power Authority, Electric System General Revenue Bonds	5.00	9/1/24	1,270,000		1,459,281
Long Island Power Authority, Electric System Revenue Bonds	5.00	9/1/33	1,500,000		1,731,000
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue Bonds	5.25	11/15/28	1,000,000		1,200,130
Metropolitan Transportation Authority, Revenue Bonds (Dedicated Tax Fund) (Climate Board Certified Green Bond)	4.00	11/15/33	1,000,000		1,068,180

69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 92.7% (continued)
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C-1	5.00	11/15/25	1,000,000		1,159,360
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Series 2017 B	5.00	11/15/24	1,475,000		1,692,636
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Series 2016 B	5.00	11/15/35	1,215,000		1,374,299
Metropolitan Transportation Authority, Tax Revenue Bonds, Refunding	5.00	11/15/22	1,010,000		1,131,725
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.00	11/15/28	2,375,000		2,621,905
Metropolitan Transportation Authority, Transportation Revenue Bonds	6.25	11/15/23	60,000		60,557
Metropolitan Transportation Authority, Transportation Revenue Bonds	6.25	11/15/18	5,000	[a]	5,047
Monroe County Industrial Development Corporation, Revenue Bonds (The Rochester General Hospital Projects)	5.00	12/1/28	1,095,000		1,258,932
Monroe County Industrial Development Corporation, Revenue Bonds (The Rochester General Hospital Projects)	5.00	12/1/32	1,000,000		1,134,060
Monroe County Industrial Development Corporation, Revenue Bonds, Refunding (University of Rochester Project)	4.00	7/1/34	1,000,000		1,059,450
Monroe County Industrial Development Corporation, Revenue Bonds, Refunding (University of Rochester Project)	4.00	7/1/35	1,000,000		1,055,520
Nassau County, GO (General Improvement Bonds)	5.00	4/1/29	1,500,000		1,672,410
Nassau County, GO, Series B	5.00	4/1/36	1,000,000		1,126,800
Nassau County Sewer and Storm Water Finance Authority, System Revenue Bonds (Insured; Berkshire Hathaway Assurance Corporation)	5.38	11/1/18	1,000,000	[a]	1,006,000
New York City, GO	5.00	8/1/25	1,255,000		1,465,827
New York City, GO	5.25	3/1/35	2,000,000		2,374,660
New York City, GO (LOC; Mizuho Bank, Ltd.)	1.57	10/1/40	100,000	[b]	100,000
New York City Housing Development Corporation, Revenue Bonds	5.00	7/1/25	1,500,000		1,683,810
New York City Industrial Development Agency, PILOT Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,000,000		1,025,290
New York City Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Refunding, Series DD-2	5.00	6/15/32	1,000,000		1,174,150
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds (Liquidity Facility; Citibank NA)	1.55	6/15/35	100,000	[b]	100,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds	5.00	6/15/21	2,110,000	[a]	2,294,477
New York City Transitional Finance Authority, Building Aid Revenue Bonds	5.00	7/15/29	1,000,000		1,183,610
New York City Transitional Finance Authority, Building Aid Revenue Bonds	5.00	7/15/30	1,000,000		1,172,410
New York City Transitional Finance Authority, Building Aid Revenue Bonds, Refunding, Series S-4A	5.25	7/15/35	1,000,000		1,187,980
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds	5.00	5/1/29	2,000,000		2,197,080
New York City Trust for Cultural Resources, Revenue Bonds (American Museum of Natural History)	5.00	7/1/37	1,000,000		1,120,820

70

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 92.7% (continued)
New York City Trust for Cultural Resources, Revenue Bonds (Lincoln Center for the Performing Arts, Inc.)	5.00	12/1/26	1,075,000		1,276,584
New York City Trust for Cultural Resources, Revenue Bonds (The Juilliard School)	5.00	1/1/39	2,500,000		2,526,400
New York City Trust for Cultural Resources, Revenue Bonds (Wildlife Conservation Society)	5.00	8/1/31	1,480,000		1,650,511
New York City Trust for Cultural Resources, Revenue Bonds, Refunding (Alvin Ailey Dance Foundation) Ser. A	4.00	7/1/41	700,000		718,431
New York City Trust for Cultural Resources, Revenue Bonds, Refunding (Alvin Ailey Dance Foundation) Ser. A	4.00	7/1/46	1,175,000		1,201,908
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/45	1,000,000		1,067,990
New York Dormitory Authority, Non Supported Debt Revenue Bonds, Refunding (Fordham University)	4.00	7/1/35	1,000,000		1,053,160
New York Dormitory Authority, Non Supported Debt Revenue Bonds, Refunding (Fordham University)	4.00	7/1/34	1,000,000		1,057,090
New York Dormitory Authority, Revenue Bonds (Interagency Council Pooled Loan Program)	4.00	7/1/26	1,200,000		1,319,076
New York Dormitory Authority, Revenue Bonds, Refunding (Memorial Sloan Kettering Cancer Center)	4.00	7/1/34	1,500,000		1,597,485
New York Liberty Development Corporation, Liberty Revenue Bonds (7 World Trade Center Project)	5.00	9/15/29	1,000,000		1,098,820
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.00	11/15/44	2,000,000	[c]	2,105,300
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.15	11/15/34	1,500,000	[c]	1,649,340
New York State Dormitory Authority, Personal Income Tax Revenue Bonds, Refunding	5.00	2/15/26	1,615,000		1,897,270
New York State Dormitory Authority, Revenue Bonds (Convent of the Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000		1,088,120
New York State Dormitory Authority, Revenue Bonds (Icahn School of Medicine at Mount Sinai)	5.00	7/1/23	1,000,000		1,124,000
New York State Dormitory Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corporation) Series 2018 E	5.00	10/1/26	1,000,000		1,180,100
New York State Dormitory Authority, Revenue Bonds (New York State Department of Health)	5.00	7/1/25	1,000,000		1,169,540
New York State Dormitory Authority, Revenue Bonds (New York University)	5.00	7/1/43	2,400,000		2,657,088
New York State Dormitory Authority, Revenue Bonds (New York University)	5.00	7/1/37	650,000		720,564
New York State Dormitory Authority, Revenue Bonds (New York University)	5.00	7/1/31	2,000,000		2,296,880
New York State Dormitory Authority, Revenue Bonds (Rochester Institute of Technology)	5.00	7/1/23	1,000,000		1,055,050
New York State Dormitory Authority, Revenue Bonds (The New School)	5.00	7/1/32	1,530,000		1,715,451
New York State Dormitory Authority, Revenue Bonds, Refunding	5.00	10/1/28	1,400,000		1,634,332
New York State Dormitory Authority, Sales Tax Revenue Bonds	5.00	3/15/35	1,100,000		1,256,420
New York State Dormitory Authority, State Sales Tax Revenue Bonds	5.00	3/15/21	1,000,000		1,079,240
New York State Dormitory Authority, State Sales Tax Revenue Bonds	5.00	3/15/30	1,275,000		1,490,386

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Mturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 92.7% (continued)
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000		1,997,720
New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds (New York City Municipal Water Finance Authority Projects - Second Resolution Bonds)	4.00	6/15/46	1,475,000		1,526,802
New York State Housing Finance Agency, Housing Revenue Bonds (160 Madison Avenue) (LOC; PNC Bank NA)	1.54	11/1/46	800,000	[b]	800,000
New York State Thruway Authority, General Revenue Bonds	5.00	1/1/32	1,000,000		1,129,720
New York State Thruway Authority, General Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/31	2,000,000		2,275,600
New York State Thruway Authority, Revenue Bonds, Refunding	5.00	1/1/33	1,000,000		1,159,790
New York State Urban Development Corporation, Income Tax Revenue Bonds, Refunding, Series 2017 A	5.00	3/15/33	1,000,000		1,151,930
New York State Urban Development Corporation, Personal Income Tax Revenue Bonds, Refunding	5.00	3/15/31	1,500,000		1,742,610
New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds	5.00	3/15/25	1,000,000		1,164,760
New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds (General Purpose)	5.00	3/15/23	1,410,000		1,590,268
New York Transportation Development Corporation, Special Facility Revenue Bonds (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/25	1,575,000		1,769,575
Onondaga County Trust for Cultural Resources, Revenue Bonds (Syracuse University Project)	5.00	12/1/19	1,500,000		1,561,710
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	4.00	11/1/19	2,000,000		2,044,260
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	3/15/21	1,330,000		1,421,411
Oyster Bay, Public Improvement GO (Insured; Build America Mutual Assurance Company)	5.00	8/15/22	1,715,000		1,881,835
Port Authority of New York and New Jersey, (Consolidated Bonds, 189th Series)	5.00	5/1/30	1,000,000		1,153,040
Port Authority of New York and New Jersey, Revenue Bonds, Refunding, Series 207	5.00	9/15/24	3,000,000		3,435,300
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue Bonds	5.00	10/15/31	1,060,000		1,216,414
St. Lawrence County New York Development Agency, Revenue Bonds (Clarkson University Project)	5.00	9/1/29	1,000,000		1,150,520
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/22	1,000,000		1,097,930
Suffolk County, GO (Insured; Assured Guaranty Municipal Corporation)	4.00	2/1/24	2,115,000		2,301,226
Suffolk County, GO, Refunding (Insured; Build America Mutual Assurance Company)	4.00	2/1/28	1,425,000		1,567,985
Suffolk County, Revenue Bonds	4.00	6/1/38	1,000,000		1,049,520
Suffolk County Water Authority, Water System Revenue Bonds	4.00	6/1/30	1,895,000		2,070,098
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Series 2013 A	5.00	11/15/25	3,000,000		3,389,760

72

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 92.7% (continued)
TSASC, Inc. of New York, Senior Tobacco Settlement Revenue Bonds, Refunding, Series A	5.00	6/1/24	500,000	563,570
TSASC, Inc. of New York, Senior Tobacco Settlement Revenue Bonds, Refunding, Series A	5.00	6/1/22	1,000,000	1,093,160
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	6/15/26	2,000,000	2,287,180
Westchester County Health Care Corporation, Senior Lien Revenue Bonds	5.00	11/1/20	1,400,000	1,482,964
Westchester County Health Care Corporation, Senior Lien Revenue Bonds	5.00	11/1/24	1,500,000	1,602,225
Westchester County Local Development Corporation, Revenue Bonds (Purchase Housing Corporation II Project)	5.00	6/1/37	1,000,000	1,112,840
Westchester County Local Development Corporation, Revenue Bonds (Westchester Medical Center Obligated Group Project)	5.00	11/1/28	1,000,000	1,115,620
Yonkers, GO	5.00	9/1/21	1,640,000	1,786,042
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/26	1,000,000	1,177,680
				147,048,002
U.S. Related - 1.7%
Guam, Business Privilege Tax Revenue Bonds	5.00	1/1/24	1,000,000	1,072,250
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,550,000	1,584,348
				2,656,598
Total Investments (cost $154,849,690)			98.9%	156,895,716
Cash and Receivables (Net)			1.1%	1,781,318
Net Assets			100.0%	158,677,034

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $3,754,640 or 2.37% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
Education	19.5
Transportation	16.5
General Obligation	13.4
Special Tax	10.6
General	9.0
Medical	7.5
Water	6.0
Development	4.9
Utilities	4.8
Tobacco Settlement	3.2
Multifamily Housing	1.6
Pollution	1.3
Prerefunded	.6
98.9

† Based on net assets.

See notes to financial statements.

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 1.4%
Health Care - 1.4%
Montefiore Obligated Group, Unscd. Bonds, Series 18-C	5.25	11/1/48	15,000,000		15,218,411
Partners Healthcare System, Gtd. Bonds	3.77	7/1/48	6,000,000		5,637,115
Total Bonds and Notes (cost $20,917,360)			20,855,526

Long-Term Municipal Investments - 102.9%
Alabama - .7%
Auburn University, Revenue Bonds	5.00	6/1/48	5,000,000		5,734,200
Auburn University, Revenue Bonds	5.00	6/1/43	3,500,000		4,032,910
				9,767,110
Alaska - .2%
Valdez, Marine Terminal Revenue Bonds, Refunding (Exxon Mobil Corporation Project)	1.40	12/1/29	3,000,000	[a]	3,000,000
Arizona - .6%
Arizona Health Facilities Authority, HR (Phoenix Children's Hospital)	5.00	2/1/42	6,000,000		6,300,180
University Medical Center Corporation, HR	6.00	7/1/21	2,500,000	[b]	2,775,900
				9,076,080
Arkansas - .5%
University of Arkansas, Revenue Bonds	5.00	11/1/42	5,990,000		6,885,745
California - 15.8%
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue Bonds	5.00	10/1/35	2,500,000		2,806,500
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/37	1,000,000		1,034,880
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/35	1,500,000		1,563,030
Anaheim Public Financing Authority, LR (Anaheim Convention Center Expansion Project)	5.00	5/1/46	2,000,000		2,219,760
Bay Area Toll Authority, Toll Bridge Revenue Bonds, Refunding (San Francisco Bay Area Subordinate Toll Bridge)	4.00	4/1/47	5,000,000		5,191,200
California Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services)	4.00	4/1/42	1,600,000		1,624,352
California Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services)	5.00	4/1/47	1,500,000		1,664,175
California Education Facilities Authority, Revenue Bonds (Loma Linda University)	5.00	4/1/42	2,000,000		2,245,660
California Education Facilities Authority, Revenue Bonds (Loma Linda University)	5.00	4/1/47	2,500,000		2,797,200
California Health Facilities Financing Authority, Revenue Bonds (Children's Hospital)	5.00	8/15/47	1,000,000		1,114,320
California Health Facilities Financing Authority, Revenue Bonds (Kaiser Permanente)	4.00	11/1/44	12,000,000		12,380,520
California Health Facilities Financing Authority, Revenue Bonds (Lucie Salter Packard Children's Hospital at Sanford)	5.00	7/1/47	870,000	[c]	958,557

74

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
California - 15.8% (continued)
California Health Facilities Financing Authority, Revenue Bonds (Lucie Salter Packard Children's Hospital at Sanford)	5.00	7/1/37	590,000	[c]	656,174
California Health Facilities Financing Authority, Revenue Bonds (Lucie Salter Packard Children's Hospital at Sanford)	5.00	11/15/56	7,500,000		8,465,625
California Health Facilities Financing Authority, Revenue Bonds (Providence Health and Services)	6.50	10/1/18	10,000	[b]	10,037
California Health Facilities Financing Authority, Revenue Bonds (Saint Joseph Health System)	5.00	7/1/37	2,270,000		2,524,036
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health)	4.00	11/15/48	5,000,000		5,115,800
California Infrastructure and Economic Development Bank, Revenue Bonds (The J. David Gladstone Institutes Project)	5.25	10/1/34	900,000		976,347
California Municipal Finance Authority, Revenue Bonds (Community Medical Centers)	5.00	2/1/42	1,000,000		1,107,610
California Municipal Finance Authority, Revenue Bonds (Emerson College Issue)	6.00	1/1/22	6,000,000	[b]	6,823,500
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions LLC Project) Series A	5.00	12/31/47	2,250,000		2,508,502
California Municipal Finance Authority, Revenue Bonds (NorthBay Healthcare Group)	5.25	11/1/41	1,200,000		1,313,052
California Municipal Finance Authority, Revenue Bonds (NorthBay Healthcare Group)	5.25	11/1/47	700,000		761,866
California Municipal Finance Authority, Revenue Bonds (Southwestern Law School)	6.50	11/1/31	300,000		336,861
California Municipal Finance Authority, Student Housing Revenue Bonds (Bowles Hall Foundation)	5.00	6/1/50	2,750,000		2,963,042
California Municipal Finance Authority, Student Housing Revenue Bonds (Bowles Hall Foundation)	5.00	6/1/35	600,000		656,220
California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric Company) (LOC; JPMorgan Chase Bank)	1.50	11/1/26	14,200,000	[a]	14,200,000
California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric Company) (LOC; TD Bank)	1.38	11/1/26	1,300,000	[a]	1,300,000
California School Finance Authority, Charter School Revenue Bonds (Summit Public Schools)	5.00	6/1/47	1,500,000	[c]	1,623,420
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,189,840
California State University Trustees, Systemwide Revenue Bonds	4.00	11/1/45	500,000		523,835
California Statewide Communities Development Authority, Mortgage Revenue Bonds (Methodist Hospital of Southern California Project) (Collateralized; FHA)	6.75	8/1/19	2,230,000	[b]	2,336,326
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center)	5.00	12/1/41	2,500,000	[c]	2,702,850
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center)	5.00	12/1/36	2,500,000	[c]	2,727,375
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Series A	5.00	12/1/33	1,000,000	[c]	1,112,360
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Series A	5.25	12/1/43	2,150,000	[c]	2,383,189
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Series A	5.25	12/1/38	1,500,000	[c]	1,674,285

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
California - 15.8% (continued)
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Series A	5.25	12/1/48	1,100,000	[c]	1,213,674
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Series A	5.50	12/1/58	2,250,000	[c]	2,483,572
California Statewide Communities Development Authority, Revenue Bonds (Sutter Health)	6.00	8/15/20	6,000,000	[b]	6,511,800
California Statewide Communities Development Authority, Revenue Bonds (University of California, Irvine East Campus Apartments)	5.00	5/15/40	2,000,000		2,224,980
California Statewide Communities Development Authority, Student Housing Revenue Bonds (University of California, Irvine East Campus Apartments, Phase 1 Refunding- CHF - Irvine, L.L.C.)	5.38	5/15/38	1,900,000		2,016,888
Capistrano Unified School District Community Facilities District Number 90-2, Special Tax Bonds (Improvement Area Number 2002-1) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/32	4,000,000		4,450,400
Foothill Eastern Transportation Corridor Agency, Toll Road Revenue Bonds, Refunding	3.95	1/15/53	1,000,000		1,003,680
Galt Redevelopment Agency, Tax Allocation Revenue Bonds (Galt Redevelopment Project)	7.38	9/1/33	2,000,000		2,281,600
Golden State Tobacco Securitization Corporation, Revenue Bonds	5.00	6/1/28	3,000,000		3,460,590
Golden State Tobacco Securitization Corporation, Revenue Bonds, Refunding, Series A-1	5.00	6/1/47	5,000,000		5,140,250
Golden State Tobacco Securitization Corporation, Revenue Bonds, Refunding, Series A-2	5.00	6/1/47	10,000,000		10,280,500
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	3,000,000		3,445,650
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/33	4,380,000	[d]	2,593,880
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/29	2,080,000	[d]	1,438,528
Irvine Reassessment District Number 12-1, Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,034,690
Long Beach, Marina Revenue Bonds (Alamitos Bay Marina Project)	5.00	5/15/45	2,000,000		2,195,080
Long Beach, Marina Revenue Bonds (Alamitos Bay Marina Project)	5.00	5/15/40	2,500,000		2,747,725
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/39	1,000,000		1,128,760
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/34	1,000,000		1,136,740
Manteca Redevelopment Agency, Subordinate Tax Allocation Revenue Bonds, Refunding (Amended Merged Project Area) (LOC; State Street Bank and Trust Co.)	1.40	10/1/42	1,620,000	[a]	1,620,000
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/32	2,500,000	[d]	1,532,600
Northern California Gas Authority Number 1, Gas Project Revenue Bonds, 3 Month LIBOR + .72%	2.29	7/1/27	660,000	[e]	646,015
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/39	1,000,000		1,080,520
Riverside County Transportation Commission, Sales Tax Revenue Bonds	5.25	6/1/23	3,500,000	[b]	4,052,930
Riverside County Transportation Commission, Sales Tax Revenue Bonds	5.25	6/1/23	2,000,000	[b]	2,315,960
Riverside County Transportation Commission, Sales Tax Revenue Bonds	5.25	6/1/23	2,000,000	[b]	2,315,960

76

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
California - 15.8% (continued)
Riverside County Transportation Commission, Senior Lien Toll Revenue Bonds	5.75	6/1/48	5,000,000		5,530,750
Riverside County Transportation Commission, Senior Lien Toll Revenue Bonds	5.75	6/1/44	2,000,000		2,216,000
San Diego County Regional Airport Authority, Revenue Bonds, Series B	5.00	7/1/42	1,000,000		1,121,020
San Diego Unified School District, GO (Dedicated Unlimited Ad Valorem Property Tax Bonds)	4.00	7/1/35	2,205,000		2,330,288
San Diego Unified School District, GO, Series A	0.00	7/1/25	4,000,000	[d]	3,367,280
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue Bonds (Mission Bay South Public Improvements)	0.00	8/1/43	7,835,000	[d]	2,004,741
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue Bonds (Mission Bay South Public Improvements)	0.00	8/1/38	2,000,000	[d]	692,080
San Francisco City and County Redevelopment Financing Authority, Tax Allocation Revenue Bonds (San Francisco Redevelopment Projects)	6.63	2/1/21	1,250,000	[b]	1,400,775
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road Revenue Bonds	5.00	1/15/50	5,000,000		5,430,100
San Jose Airport, Revenue Bonds, Refunding, Series A	5.00	3/1/47	1,500,000		1,668,660
Sierra Joint Community College District School Facilities Improvement District #2, GO (Capital Appreciation-Western Nevada) (Insured; National Public Finance Guarantee Corporation)	0.00	8/1/31	5,330,000	[d]	3,453,947
Sierra Joint Community College District School Facilities Improvement District #2, GO (Capital Appreciation-Western Nevada) (Insured; National Public Finance Guarantee Corporation)	0.00	8/1/30	3,020,000	[d]	2,057,375
South Bayside Waste Management Authority, Solid Waste Enterprise Revenue Bonds (Shoreway Environmental Center)	6.00	9/1/36	1,000,000		1,040,280
Tender Option Bond Trust Receipts (Series 2016-XM0427) Non-recourse, 5/15/26, (Los Angeles Department of Airports, Senior Revenue Bonds (Los Angeles International Airport))	5.25	12/19/19	10,000,000	[c,f]	10,633,450
University of California, Revenue Bonds, Refunding (Limited Project)	5.00	5/15/37	7,325,000		8,059,624
University of California, Revenue Bonds, Refunding (Limited Project)	5.00	5/15/22	7,280,000	[b]	8,133,798
				232,085,446
Colorado - .6%
Colorado Health Facilities Authority, Hospital Revenue Bonds, Refunding (Evangelical Lutheran Good Samaritan Society Project)	5.00	6/1/47	2,500,000		2,727,000
Colorado Health Facilities Authority, Revenue Bonds (Catholic Health Initiatives)	6.00	10/1/23	500,000		501,420
Denver City and County Airport System, Airport Revenue Bonds, Refunding, Series A	4.00	12/1/48	1,250,000		1,253,063
Denver City and County Airport System, Airport Revenue Bonds, Refunding, Series A	5.25	12/1/48	3,500,000		4,013,345
				8,494,828
Delaware - 1.2%
Delaware Health Facilities Authority, Revenue Bonds, Refunding (Bayhealth Medical Center Project)	4.00	7/1/43	2,000,000		2,044,720

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Delaware - 1.2% (continued)
Kent Student Housing & Dining Facility, Revenue Bonds (CHF-Dover LLC University Project) Series A	5.00	7/1/48	1,000,000		1,072,290
Kent Student Housing & Dining Facility, Revenue Bonds (CHF-Dover LLC University Project) Series A	5.00	7/1/40	750,000		809,055
Tender Option Bond Trust Receipts (Series 2016-XM0431) Non-recourse, 11/1/43, University of Delaware, Revenue Bonds)	5.00	5/1/21	12,230,000	[c,f]	13,448,217
				17,374,282
District of Columbia - 1.5%
District of Columbia, Revenue Bonds (Friendship Public Charter School, Inc. Issue)	5.00	6/1/32	3,500,000		3,720,570
District of Columbia, Revenue Bonds (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/23	1,450,000	[b]	1,708,738
District of Columbia, Revenue Bonds (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/23	1,700,000	[b]	2,003,348
District of Columbia, Revenue Bonds (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/23	1,100,000	[b]	1,296,284
District of Columbia, Revenue Bonds, Refunding (Kipp DC Issue)	5.00	7/1/48	5,000,000		5,467,050
District of Columbia, Revenue Bonds, Refunding (Kipp DC Project)	5.00	7/1/42	4,000,000		4,393,400
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue Bonds (Dulles Metrorail and Capital Improvement Projects) (Insured; Assured Guaranty Corp.)	0.00	10/1/36	6,275,000	[d]	3,013,506
				21,602,896
Florida - 3.3%
Capital Trust Agency Inc, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Series A-1	5.00	7/1/48	750,000		800,430
Capital Trust Agency Inc, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Series B	5.00	7/1/53	250,000		254,518
Collier County Health Facilities Authority, Residential Care Facility Revenue Bonds (The Moorings Inc.)	5.00	5/1/45	2,500,000		2,722,375
Davie Educational Facilities, Revenue Bonds, Refunding (Nova Southeastern Univerity Project)	5.00	4/1/48	3,000,000		3,304,260
Higher Educational Facilities Financing Authority, Revenue Bonds (The University of Tampa Project)	5.25	4/1/42	1,100,000		1,196,844
Jacksonville, Better Jacksonville Sales Tax Revenue Bonds	5.00	10/1/30	750,000		822,765
Miami Beach Redevelopment Agency, Tax Increment Revenue Bonds (City Center/Historic Convention Village) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/40	7,545,000		8,432,292
Miami-Dade County, Aviation Revenue Bonds (Miami International Airport)	5.50	10/1/20	1,200,000	[b]	1,290,660
Miami-Dade County, Seaport Revenue Bonds	5.50	10/1/42	14,145,000		15,740,697
Miami-Dade County Expressway Authority, Toll System Revenue Bonds	5.00	7/1/40	1,050,000		1,101,240
Miami-Dade County Health Facilities Authority, Hospital Revenue Bonds (Nicklaus Childrens Hospital)	4.00	8/1/42	2,650,000		2,665,741
Miami-Dade County Health Facilities Authority, Hospital Revenue Bonds (Nicklaus Childrens Hospital)	5.00	8/1/42	4,000,000		4,442,640
Orange County Health Facilities Authority, HR (Orlando Health, Inc.)	5.00	10/1/42	5,000,000		5,397,850

78

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Florida - 3.3% (continued)
Pinellas County Health Facilities Authority, Health System Revenue Bonds (BayCare Health System Issue) (LOC; U.S. Bank NA)	1.47	11/1/38	400,000	[a]	400,000
				48,572,312
Georgia - .4%
Atlanta Development Authority, Senior Lien Revenue Bonds (New Downtown Atlanta Stadium Project)	5.25	7/1/44	1,500,000		1,701,810
Atlanta Development Authority Senior Health Care Facilities, Revenue Bonds (Georgia Proton Treatment Center Project)	6.75	1/1/35	2,500,000		2,453,700
Atlanta Development Authority Senior Health Care Facilities, Revenue Bonds (Georgia Proton Treatment Center Project)	7.00	1/1/40	2,500,000		2,491,425
				6,646,935
Hawaii - 2.6%
Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		6,213,360
Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds (The Queen's Health Systems)	5.00	7/1/35	7,000,000		7,825,580
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds (Kahala Nui)	5.13	11/15/32	1,000,000		1,100,940
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds (Kahala Nui)	5.25	11/15/37	1,000,000		1,099,610
Tender Option Bond Trust Receipts (Series 2016-XM0429) Non-recourse, 12/1/24, (Hawaii, GO)	5.00	12/1/19	20,000,000	[c,f]	21,934,100
				38,173,590
Idaho - .4%
Idaho Health Facilities Authority, Hospital Revenue Bonds, Refunding (Trinity Health Credit Group)	5.00	12/1/47	1,500,000		1,687,575
Idaho Health Facilities Authority, Revenue Bonds (Trinity Health Credit Group)	5.00	12/1/32	3,900,000		4,253,106
				5,940,681
Illinois - 12.0%
Board of Education of Chicago Unlimited Tax, GO	6.75	12/1/30	7,500,000	[c]	9,008,700
Board of Education of Chicago Unlimited Tax, GO	7.00	12/1/46	5,000,000	[c]	5,981,950
Board of Education of Chicago Unlimited Tax, GO	7.00	12/1/42	10,000,000	[c]	11,997,600
Chicago, Customer Facility Charge Senior Lien Revenue Bonds (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/43	4,000,000		4,459,040
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.00	1/1/41	6,800,000		7,490,404
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.00	1/1/31	15,000,000		16,642,350
Chicago, GO	5.50	1/1/42	1,750,000		1,869,053
Chicago, GO	5.50	1/1/42	1,250,000		1,335,038
Chicago, GO	5.50	1/1/40	5,000,000		5,345,850
Chicago, GO	7.75	1/1/42	7,480,000		8,157,688

79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Illinois - 12.0% (continued)
Chicago, GO (Project and Refunding Series)	5.00	1/1/35	5,000,000		5,208,100
Chicago Board of Education, Dedicated Capital Improvement Tax Bonds	6.00	4/1/46	1,500,000		1,754,415
Chicago Board of Education, GO	5.00	12/1/46	2,500,000		2,563,050
Chicago Board of Education, GO (Dedicated Revenue Bonds)	6.50	12/1/46	4,500,000		5,150,115
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/26	1,170,000		1,320,509
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenue Bonds)	7.00	12/1/44	2,500,000		2,907,425
Chicago Board of Education Dedicated Capital Improvement, Special Tax Revenue Bonds	5.00	4/1/42	1,700,000		1,832,532
Chicago Board of Education Dedicated Capital Improvement, Special Tax Revenue Bonds	5.00	4/1/46	1,600,000		1,719,904
Chicago Midway International Airport, Revenue Bonds, Refunding, Series B	5.00	1/1/46	5,000,000		5,467,000
Chicago O'Hare International Airport, Revenue Bonds (General Airport Third Lien)	5.75	1/1/39	415,000		447,963
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Series B	5.00	1/1/33	9,925,000		10,963,750
Illinois, GO	5.50	7/1/38	10,000,000		10,633,300
Illinois, GO	5.50	7/1/33	2,500,000		2,678,675
Illinois, GO, Refunding, Series B	5.00	10/1/25	15,000,000		15,982,200
Illinois Finance Authority, Revenue Bonds (Benedictine University Project)	6.25	10/1/33	2,760,000		2,933,687
Illinois Finance Authority, Revenue Bonds (Franciscan Communities, Inc.)	5.25	5/15/47	4,250,000		4,423,357
Illinois Finance Authority, Revenue Bonds (Franciscan Community Inc.)	5.00	5/15/37	3,000,000		3,154,710
Illinois Finance Authority, Revenue Bonds (Lutheran Home and Services Obligated Group)	5.63	5/15/42	3,000,000		3,138,420
Illinois Finance Authority, Revenue Bonds (Rehabilitation Institute of Chicago)	5.50	7/1/28	1,560,000		1,733,066
Illinois Finance Authority, Revenue Bonds (Rehabilitation Institute of Chicago)	6.00	7/1/43	5,000,000		5,524,250
Illinois Finance Authority, Revenue Bonds (Rehabilitation Institute of Chicago)	6.50	7/1/34	2,140,000		2,145,286
Illinois Finance Authority, Revenue Bonds (University of Chicago Medical Center Group) Series D-1	1.40	8/1/43	3,900,000	[a]	3,900,000
Illinois Finance Authority, Revenue Bonds (University of Chicago Medical Center Group) Series D-2	1.40	8/1/43	8,200,000	[a]	8,200,000
				176,069,387
Indiana - .5%
Allen County, EDR (Storypoint Fort Wayne Project)	6.75	1/15/43	750,000	[c]	806,378
Allen County, EDR (Storypoint Fort Wayne Project)	6.88	1/15/52	1,250,000	[c]	1,346,500
Indiana Finance Authority, Lease Appropriation Revenue Bonds (Stadium Project)	5.25	2/1/35	5,000,000		5,774,400
				7,927,278

80

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Iowa - .1%
Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds (Des Moines University Project) (LOC; BMO Harris Bank NA)	1.45	10/1/33	1,000,000	[a]	1,000,000
Kentucky - .5%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Louisville Arena Project) (Insured; Assured Guaranty Municipal Corporation)	5.00	12/1/47	3,500,000		3,796,870
Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds (Downtown Crossing Project)	5.75	7/1/49	3,000,000		3,271,920
Kentucky State Property and Buildings Commission, Revenue Bonds (Project Number 90)	5.38	11/1/18	165,000	[b]	165,995
				7,234,785
Louisiana - 1.0%
Jefferson Parish Hospital Service District Number 2, HR (East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,212,950
Louisiana Public Facilities Authority, Hospital Revenue Bonds (Louisiana Children's Medical Center Project) Series A1	4.00	6/1/45	5,000,000		5,019,800
Louisiana Public Facilities Authority, Revenue Bonds (CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,036,190
Louisiana Public Facilities Authority, Revenue Bonds (Loyola University Project)	0/5.70	10/1/23	2,500,000	[g]	2,182,925
New Orleans, Water Revenue Bonds, Refunding	5.00	12/1/34	500,000		554,990
				14,006,855
Maine - 1.3%
Maine Finance Authority, Solid Waste Disposal Revenue Bonds (Coastal Resources of Maine LLL Project-Green Bond)	5.38	12/15/33	4,500,000	[c]	4,672,710
Maine Health and Higher Educational Facilities Authority, Revenue Bonds (MaineGeneral Medical Center Issue)	6.00	7/1/26	825,000		868,115
Maine Health and Higher Educational Facilities Authority, Revenue Bonds (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,725,000		2,930,465
Maine Health and Higher Educational Facilities Authority, Revenue Bonds (MaineGeneral Medical Center Issue)	7.00	7/1/41	4,240,000		4,606,675
Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Refunding (Bowdoin College)	5.00	7/1/38	5,000,000		5,740,650
				18,818,615
Maryland - 1.7%
Maryland, GO (State and Local Facilities Loan)	4.00	3/15/20	20,000,000	[b]	20,690,800
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds (Anne Arundel Health System Issue)	6.75	7/1/19	2,000,000	[b]	2,082,220
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds (University of Maryland Medical System Issue)	5.13	7/1/19	250,000	[b]	256,978
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Refunding (Lifebridge Health)	4.00	7/1/42	2,000,000		2,046,240
				25,076,238
Massachusetts - 4.8%
Massachusetts Development Finance Agency, HR (Cape Cod Healthcare Obligated Group Issue)	5.25	11/15/41	4,370,000		4,782,266
Massachusetts Development Finance Agency, Revenue Bonds (Bentley University Issue)	5.00	7/1/40	5,500,000		6,180,075
Massachusetts Development Finance Agency, Revenue Bonds (Berklee College of Music Issue)	5.00	10/1/39	5,000,000		5,639,450
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Issue)	5.00	12/1/41	3,000,000		3,358,260
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College Issue)	5.25	1/1/42	5,500,000		6,084,815

81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Massachusetts - 4.8% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (Green Bond-Boston Medical Center Issue)	4.00	7/1/47	2,100,000		2,075,094
Massachusetts Development Finance Agency, Revenue Bonds (SABIS International Charter School Issue)	5.00	4/15/40	1,500,000		1,591,695
Massachusetts Development Finance Agency, Revenue Bonds (Simmons College Issue)	5.00	10/1/36	2,115,000		2,312,181
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology Issue)	5.00	10/1/46	2,015,000		2,193,368
Massachusetts Development Finance Agency, Revenue Bonds, Refunding	7.25	1/1/32	1,240,000		1,381,248
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/40	1,000,000		1,099,180
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/37	1,000,000	[c]	1,077,800
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/57	2,000,000	[c]	2,124,260
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/47	1,000,000	[c]	1,069,930
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Tufts Medical Center Issue)	6.75	1/1/36	470,000		518,476
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Tufts Medical Center Issue)	6.88	1/1/41	400,000		441,996
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Simmons College Issue)	7.50	10/1/18	205,000	[b]	205,894
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Simmons College Issue)	7.50	10/1/18	295,000	[b]	296,286
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue Bonds (MWRA Program)	5.75	8/1/29	50,000		50,155
Tender Option Bond Trust Receipts (Series 2016-XM0428) Non-recourse, 4/1/23, (Massachusetts, GO (Consolidated Loan))	5.00	4/1/19	15,000,000	[c,f]	16,190,250
Tender Option Bond Trust Receipts (Series 2016-XM0430) Non-recourse, 8/15/30, (Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds)	5.00	8/15/20	10,000,000	[c,f]	10,992,296
				69,664,975
Michigan - 1.5%
Detroit, GO, Series B-1, 6 Month LIBOR + 0%	4.00	4/1/44	5,000,000	[e]	4,266,550
Michigan Building Authority, Revenue Bonds (Facilities Program)	5.38	10/15/41	3,000,000	[b]	3,271,590
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/32	2,000,000		2,236,760
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/38	6,475,000		7,010,612
Wayne County Building Authority, Revenue Bonds (Build America Bonds)	10.00	12/1/40	5,000,000		5,696,500
				22,482,012
Minnesota - 2.0%
Tender Option Bond Trust Receipts (Series 2016-XM0425) Non-recourse, 8/1/23, (Minnesota, GO (Various Purpose))	5.00	9/13/18	17,125,000	[c,f]	18,165,904
Tender Option Bond Trust Receipts (Series 2016-XM0426) Non-recourse, 8/1/20, (Minnesota, GO (Various Purpose))	5.00	9/13/18	10,000,000	[c,f]	10,599,450
				28,765,354
Mississippi - 1.0%
Jackson, PCR, Refunding (Chevron U.S.A. Inc. Project)	1.54	6/1/23	1,600,000	[a]	1,600,000

82

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Mississippi - 1.0% (continued)
Mississippi Business Finance Corporation, Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	1.54	11/1/35	9,200,000	[a]	9,200,000
Mississippi Development Bank, Special Obligation Revenue Bonds (Jackson, Water and Sewer System Revenue Bonds Bond Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/40	1,625,000		1,956,922
Warren County, Gulf Opportunity Zone Revenue Bonds (International Paper Company Projects)	5.80	5/1/34	1,500,000		1,592,835
				14,349,757
Missouri - .6%
Saint Joseph Industrial Development Authority, Health Facilities Revenue Bonds (Heartland Regional Medical Center) (LOC; U.S. Bank NA)	1.45	11/15/43	8,300,000	[a]	8,300,000
Nevada - .6%
Director of Nevada Department of Business & Industry Environment, Revenue Bonds (Fulcrum Sierra Biofuels LLC Project)	6.25	12/15/37	5,000,000	[c]	5,424,200
Director of Nevada Department of Business & Industry Environment, Revenue Bonds (Fulcrum Sierra Biofuels LLC Project-Green Bond)	5.13	12/15/37	1,500,000	[c]	1,497,150
Reno, Sales Tax Revenue Bonds, Refunding, Series C	0.00	7/1/58	15,000,000	[c,d]	1,678,500
				8,599,850
New Hampshire - .8%
New Hampshire Business Finance Authority, PCR (Public Service Company of New Hampshire Project) (Insured; National Public Finance Guarantee Corp.), 1 Month LIBOR + 0%	1.05	5/1/21	12,250,000	[e]	12,250,000
New Jersey - 6.2%
New Jersey, COP (Equipment Lease Purchase Agreement) Series A	5.25	6/15/19	1,000,000	[b]	1,027,920
New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds	5.00	6/15/26	2,500,000		2,669,825
New Jersey Economic Development Authority, Motor Vehicle Surcharge Revenue Bonds, Refunding, Series 2017 A	5.00	7/1/33	2,500,000		2,750,500
New Jersey Economic Development Authority, Private Activity Revenue Bonds (The Goethals Bridge Replacement Project)	5.13	1/1/34	5,325,000		5,765,803
New Jersey Economic Development Authority, Private Activity Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/43	5,500,000		6,010,510
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/29	13,000,000		14,304,030
New Jersey Economic Development Authority, School Revenue Bonds (University Heights Charter School Project) Series A	4.70	9/1/28	325,000	[c]	328,829
New Jersey Economic Development Authority, School Revenue Bonds (University Heights Charter School Project) Series A	5.38	9/1/33	265,000	[c]	277,906
New Jersey Economic Development Authority, School Revenue Bonds (University Heights Charter School Project) Series A	5.63	9/1/38	340,000	[c]	356,357
New Jersey Economic Development Authority, School Revenue Bonds (University Heights Charter School Project) Series A	5.75	9/1/50	1,250,000	[c]	1,312,238
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Saint Peter's University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000		1,599,855

83

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
New Jersey - 6.2% (continued)
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/36	7,000,000		7,823,060
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/46	8,000,000		8,740,800
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/46	10,000,000		10,799,500
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Bonds Notes	5.00	6/15/30	1,500,000		1,668,165
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Series A	5.00	6/15/29	15,000,000		16,746,900
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Series A	5.00	6/15/30	3,000,000		3,336,330
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Series A	5.00	6/15/31	2,000,000		2,215,540
South Jersey Port Subordinated Marine Terminal, Revenue Bonds, Series B	5.00	1/1/48	1,500,000		1,622,970
South Jersey Port Subordinated Marine Terminal, Revenue Bonds, Series B	5.00	1/1/42	1,250,000		1,358,575
				90,715,613
New York - 12.7%
Build New York City Resource Corporation, Revenue Bonds (Metropolitan Lighthouse Charter School Project)	5.00	6/1/47	1,000,000	[c]	1,054,210
Build New York City Resource Corporation, Revenue Bonds (Metropolitan Lighthouse Charter School Project)	5.00	6/1/52	1,000,000	[c]	1,046,770
Build New York City Resource Corporation, Revenue Bonds (Metropolitan Lighthouse Charter School Project)	5.00	6/1/32	500,000	[c]	538,070
Build New York City Resource Corporation, Revenue Bonds (Metropolitan Lighthouse Charter School Project)	5.00	6/1/37	700,000	[c]	744,786
City of New York NY, GO (LOC; Bank of Tokyo-Mitsubishi UFJ)	1.41	4/1/42	3,750,000	[a]	3,750,000
Hudson Yards Infrastructure Corporation, Revenue Bonds	5.75	2/15/47	1,930,000		2,093,124
Metropolitan Transportation Authority, Transportation Revenue Bonds	6.50	11/15/28	140,000		141,369
Metropolitan Transportation Authority, Transportation Revenue Bonds	6.50	11/15/18	55,000	[b]	55,543
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue Bonds, Refunding, Series A	5.00	11/15/56	5,000,000		5,412,400
New York, GO (LOC; TD Bank NA)	1.40	3/1/48	5,300,000	[a]	5,300,000
New York City, GO	5.00	12/1/35	2,000,000		2,288,400
New York City, GO	5.00	12/1/41	14,000,000		15,865,920
New York City, GO	6.00	10/15/23	145,000		145,726
New York City, GO (LOC; Mizuho Bank, Ltd.)	1.39	4/1/42	9,600,000	[a]	9,600,000
New York City, GO Notes (LOC; Mizuho Bank, Ltd.)	1.50	10/1/40	4,800,000	[a]	4,800,000
New York City Industrial Development Agency, PILOT Revenue Bonds (Queens Baseball Stadium Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000		329,872
New York City Industrial Development Agency, PILOT Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,300,000		1,332,877

84

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
New York - 12.7% (continued)
New York City Industrial Development Agency, PILOT Revenue Bonds (Yankee Stadium Project) (Insured; FGIC)	3.74	3/1/20	6,100,000		6,157,096
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds (Liquidity Facility; Citibank NA)	1.45	6/15/35	1,000,000	[a]	1,000,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank)	1.32	6/15/50	3,000,000	[a]	3,000,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds (Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)	1.56	6/15/39	6,700,000	[a]	6,700,000
New York City Transitional Finance Authority, Building Aid Revenue Bonds, Series S-3	5.25	7/15/35	9,000,000		10,691,820
New York City Transitional Finance Authority, Future Tax Secured Revenue Bonds	4.00	8/1/41	5,000,000		5,194,850
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank)	1.32	11/1/36	1,100,000	[a]	1,100,000
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank)	1.32	2/1/45	7,000,000	[a]	7,000,000
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds (Liquidity Facility; State Street Bank and Trust Co.)	1.45	8/1/39	1,200,000	[a]	1,200,000
New York City Transitional Finance Authority Building Aid Revenue, Building Aid Revenue Bonds, Refunding, Series S-2A	4.00	7/15/36	2,500,000		2,628,975
New York City Transitional Finance Authority Building Aid Revenue, Building Aid Revenue Bonds, Refunding, Series S-2A	5.00	7/15/36	5,000,000		5,783,250
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/51	4,585,000		4,800,220
New York Dormitory Authority, Revenue Bonds, Refunding (Memorial Sloan Kettering Cancer Center)	4.00	7/1/47	1,000,000		1,030,730
New York Liberty Development Corporation, Liberty Revenue Bonds (4 World Trade Center Project)	5.75	11/15/51	5,000,000		5,546,100
New York Liberty Development Corporation, Liberty Revenue Bonds (7 World Trade Center Project)	5.00	3/15/44	2,000,000		2,150,300
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.00	11/15/44	20,000,000	[c]	21,053,000
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group) Series B	4.95	8/1/48	10,500,000		10,717,140
New York State Dormitory Authority, Revenue Bonds (Pace University) Series A	5.00	5/1/38	500,000		534,600
New York State Dormitory Authority, Revenue Bonds (Trustees of Columbia University) Series A	5.00	10/1/48	2,000,000		2,645,220
New York State Housing Finance Agency, Housing Revenue Bonds (160 Madison Avenue) (LOC; PNC Bank NA)	1.32	11/1/46	8,600,000	[a]	8,600,000
New York State Housing Finance Agency, Housing Revenue Bonds (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.33	5/1/42	1,500,000	[a]	1,500,000
New York Transportation Development Corporation, Special Facility Revenue Bonds (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/36	2,500,000		2,772,875
New York Transportation Development Corporation, Special Facility Revenue Bonds (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/34	4,000,000		4,450,000

85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
New York - 12.7% (continued)
Port Authority of New York and New Jersey, Special Project Revenue Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000		5,445,950
Triborough Bridge and Tunnel Authority, General Revenue Bonds (MTA Bridges and Tunnels)	0.00	11/15/28	4,715,000	[d]	3,442,327
Triborough Bridge and Tunnel Authority, General Revenue Bonds (MTA Bridges and Tunnels)	0.00	11/15/27	2,000,000	[d]	1,518,240
Triborough Bridge and Tunnel Authority, Subordinate Revenue Bonds (MTA Bridges and Tunnels)	0.00	11/15/32	3,000,000	[d]	1,815,450
Triborough Bridge and Tunnel Authority, Subordinate Revenue Bonds (MTA Bridges and Tunnels)	0.00	11/15/31	5,000,000	[d]	3,155,150
				186,132,360
North Carolina - .1%
North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Insured; Assured Guaranty Corp.) (Escrowed to Maturity)	6.00	1/1/19	50,000		50,721
North Carolina Medical Care Commission, Health System Revenue Bonds (Mission Health Combined Group)	5.00	10/1/35	1,000,000		1,039,900
North Carolina Medical Care Commission, Health System Revenue Bonds (Mission Health Combined Group)	5.00	10/1/34	1,000,000		1,039,900
				2,130,521
North Dakota - .3%
Grand Forks, Revenue Bonds (Green Bonds) (Red River Biorefinery LLC Project)	5.38	9/15/38	5,000,000	[c]	4,847,400
Ohio - 1.2%
Butler County, Port Authority Project Revenue Bonds (Storypoint Fairfield Project)	6.38	1/15/43	1,500,000	[c]	1,575,615
Cleveland-Cuyahoga County Port Authority, Cultural Facility Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.25	12/1/38	1,170,000		1,279,454
Cleveland-Cuyahoga County Port Authority, Cultural Facility Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/53	1,500,000		1,650,330
Cleveland-Cuyahoga County Port Authority, Cultural Facility Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/43	1,580,000		1,752,173
Montgomery County, Revenue Bonds (Catholic Health Initiatives)	6.25	10/1/33	1,115,000		1,118,880
Ohio, Private Activity Revenue Bonds (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/39	2,000,000		2,177,980
Ohio, Private Activity Revenue Bonds (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/35	3,000,000		3,291,750
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper LLC Project)	4.25	1/15/38	2,500,000	[c]	2,556,150
Ohio Turnpike and Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Infrastructure Projects)	0/5.70	2/15/34	3,000,000	[g]	2,937,300
				18,339,632
Oregon - 2.4%
Benton & Linn Counties Consolidated School District No 509J & 509A Corvallis, GO, Ser. A (Insured; School Board Guaranty)	0/5.00	6/15/26	4,300,000	[g]	4,667,607

86

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Oregon - 2.4% (continued)
Benton & Linn Counties Consolidated School District No 509J & 509A Corvallis, GO, Ser. A (Insured; School Board Guaranty)	0/5.00	6/15/25	2,610,000	[g]	2,802,853
Benton & Linn Counties Consolidated School District No 509J & 509A Corvallis, GO, Ser. A (Insured; School Board Guaranty)	0/5.00	6/15/38	1,750,000	[g]	1,851,693
Benton & Linn Counties Consolidated School District No 509J & 509A Corvallis, GO, Ser. A (Insured; School Board Guaranty)	0/5.00	6/15/27	1,275,000	[g]	1,400,460
Benton & Linn Counties Consolidated School District No 509J & 509A Corvallis, GO, Ser. A (Insured; School Board Guaranty)	0/5.00	6/15/22	1,745,000	[g]	1,775,747
Benton & Linn Counties Consolidated School District No 509J & 509A Corvallis, GO, Ser. A (Insured; School Board Guaranty)	0/5.00	6/15/21	1,800,000	[g]	1,791,234
Benton & Linn Counties Consolidated School District No 509J & 509A Corvallis, GO, Ser. A (Insured; School Board Guaranty)	0/5.00	6/15/24	2,310,000	[g]	2,442,940
Benton & Linn Counties Consolidated School District No 509J & 509A Corvallis, GO, Ser. A (Insured; School Board Guaranty)	0/5.00	6/15/23	1,785,000	[g]	1,854,044
Oregon State Business Development Commission, Economic Development Revenue Bonds, Refunding (Red Rock Biofuels LLC) Series 248-A	6.50	4/1/31	2,000,000	[c]	2,003,700
Oregon State Business Development Commission, Economic Development Revenue Bonds, Refunding (Red Rock Biofuels LLC) Series 248-D	6.50	4/1/31	3,000,000	[c]	3,005,550
Oregon State Business Development Commission, Economic Development Revenue Bonds, Refunding (Red Rock Biofuels LLC) Series 248-F	11.50	4/1/31	1,000,000		1,093,700
Tri-County Metropolitan Transportation District, Revenue Bonds, Series A	4.00	9/1/48	10,000,000		10,461,300
				35,150,828
Pennsylvania - 2.7%
Aliquippa School District, GO, Refunding (Insured; BAM State Aid Withholding)	4.00	12/1/41	1,750,000		1,763,983
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding, Series 2018 A	4.00	4/1/44	5,000,000		4,944,550
Berks County Industrial Development Authority, Health Systems Revenue Bonds, Refunding (Tower Health Project)	5.00	11/1/47	3,000,000		3,285,750
Berks County Industrial Development Authority, Revenue Bonds (Tower Health Project)	4.00	11/1/38	5,000,000		5,045,650
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/35	3,500,000		3,932,985
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/34	4,000,000		4,508,960
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Tapestry Moon Project) Series A	6.50	12/1/38	3,000,000	[c]	3,092,340
Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project)	5.00	12/1/43	4,425,000		4,678,154
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The Foundation for Indiana University of Pennsylvania Student Housing Project at Indiana University of Pennsylvania)	5.00	7/1/22	1,000,000	[b]	1,108,670
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (University of Pennsylvania Health System)	4.00	8/15/42	4,000,000		4,099,800
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (University of Pennsylvania Health System)	5.75	8/15/21	2,550,000	[b]	2,835,243
				39,296,085

87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Rhode Island - .5%
Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds (Providence College Issue)	5.00	11/1/45	7,000,000		7,818,790
South Carolina - .6%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Series A	5.00	12/1/36	2,000,000		2,177,680
Spartanburg South Carolina Waterworks, Revenue Bonds, Refunding, Series B	5.00	6/1/39	5,740,000		6,540,730
				8,718,410
Tennessee - .1%
Memphis-Shelby County Industrial Development Board Economic Development Growth Engine, Tax Allocation, Refunding (Senior Tax Increment-Graceland Project)	4.75	7/1/27	400,000		423,012
Memphis-Shelby County Industrial Development Board Economic Development Growth Engine, Tax Allocation, Refunding (Senior Tax Increment-Graceland Project)	5.50	7/1/37	600,000		645,516
Memphis-Shelby County Industrial Development Board Economic Development Growth Engine, Tax Allocation, Refunding (Senior Tax Increment-Graceland Project)	5.63	1/1/46	750,000		799,575
				1,868,103
Texas - 12.1%
Arlington Higher Education Finance Corporation, Education Revenue Bonds	5.00	8/15/48	1,900,000		1,868,061
Arlington Higher Education Finance Corporation, Education Revenue Bonds	5.00	8/15/53	925,000		893,448
Arlington Higher Education Finance Corporation, Education Revenue Bonds	5.00	8/15/38	1,000,000		999,970
Arlington Higher Education Finance Corporation, Revenue Bonds (Uplift Education)	5.00	12/1/46	1,100,000		1,184,502
Arlington Higher Education Finance Corporation, Revenue Bonds (Uplift Education)	5.00	12/1/36	1,315,000		1,429,497
Austin, Airport System Revenue Bonds	5.00	11/15/46	13,120,000		14,769,578
Bexar County Health Facilities Development Corporation, Revenue Bonds (Army Retirement Residence Foundation Project)	5.00	7/15/41	1,750,000		1,866,953
Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds	5.00	1/1/46	2,000,000		2,185,460
Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds	5.00	1/1/40	7,300,000		7,986,930
Clifton Higher Education Finance Corporation, Education Revenue Bonds (IDEA Public Schools)	5.00	8/15/32	2,745,000		2,916,206
Clifton Higher Education Finance Corporation, Education Revenue Bonds (IDEA Public Schools)	5.00	8/15/42	6,135,000		6,455,002
Clifton Higher Education Finance Corporation, Education Revenue Bonds (IDEA Public Schools)	6.00	8/15/43	2,770,000		3,079,187
Clifton Higher Education Finance Corporation, Education Revenue Bonds (IDEA Public Schools)	6.00	8/15/33	1,500,000		1,684,800
Clifton Higher Education Finance Corporation, Education Revenue Bonds (IDEA Public Schools)	5.50	8/15/21	1,250,000	[b]	1,371,475
Clifton Higher Education Finance Corporation, Education Revenue Bonds (IDEA Public Schools)	5.75	8/15/21	1,000,000	[b]	1,104,280
Clifton Higher Education Finance Corporation, Education Revenue Bonds (Uplift Education)	5.00	12/1/45	3,855,000		4,106,307
Dallas and Fort Worth, Joint Improvement Revenue Bonds (Dallas/Fort Worth International Airport)	5.00	11/1/32	7,500,000		8,079,525

88

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Texas - 12.1% (continued)
Grand Parkway Transportation Corporation, Grand Parkway System First Tier Toll Revenue Bonds	5.50	4/1/53	4,500,000		5,016,600
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue Bonds (Toll Equity Loan Agreement Supported)	0/5.20	10/1/31	2,000,000	[g]	1,904,820
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue Bonds (Toll Equity Loan Agreement Supported)	0/5.40	10/1/33	2,500,000	[g]	2,382,925
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue Bonds (Toll Equity Loan Agreement Supported)	0/5.45	10/1/34	2,235,000	[g]	2,128,748
Houston, Airport System Subordinate Lien Revenue Bonds	5.00	7/1/32	500,000		540,155
Houston, Airport System Subordinate Lien Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Auction-Based	3.90	7/1/30	9,325,000	[h]	9,325,000
Houston Higher Education Finance Corporation, Education Revenue Bonds (Cosmos Foundation, Inc.)	6.50	5/15/21	1,270,000	[b]	1,421,625
Houston Higher Education Finance Corporation, Education Revenue Bonds (Cosmos Foundation, Inc.)	6.50	5/15/21	1,530,000	[b]	1,712,667
Houston Higher Education Finance Corporation, Higher Education Revenue Bonds (Cosmos Foundation, Inc.)	6.88	5/15/21	4,400,000	[b]	4,968,436
Houston Higher Education Finance Corporation, Higher Education Revenue Bonds (Cosmos Foundation, Inc.) (Escrowed to Maturity)	5.88	5/15/21	380,000		403,503
Mission Economic Development Corporation, Senior Lien Revenue Bonds (Natgasoline Project)	5.75	10/1/31	1,000,000	[c]	1,031,410
Newark Higher Education Finance Corporation, Education Revenue Bonds (A+ Charter Schools, Inc.)	5.50	8/15/35	750,000	[c]	795,203
Newark Higher Education Finance Corporation, Education Revenue Bonds (A+ Charter Schools, Inc.)	5.75	8/15/45	1,000,000	[c]	1,064,620
North Texas Education Finance Corporation, Education Revenue Bonds (Uplift Education)	4.88	12/1/32	1,630,000		1,713,668
North Texas Tollway Authority, Special Projects System Revenue Bonds	5.50	9/1/21	20,000,000	[b]	22,064,000
Pottsboro Higher Education Finance Corporation, Education Revenue Bonds (Imagine International Academy of North Texas, LLC)	5.00	8/15/46	1,000,000		1,001,270
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds (Blueridge Transportation Group, State Highway 288 Toll Lanes Project)	5.00	12/31/45	1,000,000		1,079,340
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds (LBJ Infrastructure Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	11,175,000		12,069,670
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	6.75	6/30/43	5,000,000		5,814,950
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	7.00	12/31/38	10,000,000		11,789,800
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000		2,672,300
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue Bonds	5.00	8/15/37	15,950,000		17,556,165

89

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Texas - 12.1% (continued)
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue Bonds	5.00	8/15/41	6,000,000		6,447,780
				176,885,836
U.S. Related - 3.4%
A.B. Won International Airport Authority of Guam, General Revenue Bonds	6.25	10/1/34	1,000,000		1,111,050
A.B. Won International Airport Authority of Guam, General Revenue Bonds	6.38	10/1/43	1,000,000		1,129,550
A.B. Won International Airport Authority of Guam, General Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	6.00	10/1/34	2,000,000		2,290,440
A.B. Won International Airport Authority of Guam, General Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	6.13	10/1/43	2,000,000		2,285,920
Government Development Bank for Puerto Rico, Revenue Bonds (Build America Bonds) Series B	5.75	8/1/25	1,055,000	[i]	456,288
Government Development Bank for Puerto Rico, Revenue Bonds (Build America Bonds) Series D	5.75	8/1/25	1,585,000	[i]	685,513
Guam, Hotel Occupancy Tax Revenue Bonds	6.00	11/1/26	2,500,000		2,703,925
Guam, Hotel Occupancy Tax Revenue Bonds	6.13	11/1/31	5,000,000		5,446,550
Guam, Hotel Occupancy Tax Revenue Bonds	6.50	11/1/40	2,000,000		2,197,180
Guam, LOR (Section 30)	5.00	12/1/46	1,500,000		1,639,545
Puerto Rico Commonwealth, GO, Refunding, Series A	8.00	7/1/35	5,000,000	[i]	2,725,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Series A	6.00	7/1/38	2,500,000		2,387,500
Puerto Rico Electric Power Authority, Power Revenue Bonds	5.00	7/1/22	2,000,000	[i]	1,297,500
Puerto Rico Electric Power Authority, Power Revenue Bonds	6.75	7/1/36	10,000,000	[i]	6,587,500
Puerto Rico Electric Power Authority, Power Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	500,000		503,825
Puerto Rico Highway & Transportation Authority, Transportation Revenue Bonds, Series G	5.00	7/1/42	120,000	[i]	27,900
Puerto Rico Highway & Transportation Authority, Transportation Revenue Bonds, Series K	5.00	7/1/30	120,000	[i]	27,900
Puerto Rico Highway & Transportation Authority, Transportation Revenue Bonds, Series M	5.00	7/1/32	220,000	[i]	51,150
Puerto Rico Highway & Transportation Authority, Transportation Revenue Bonds, Series M	5.00	7/1/25	110,000	[i]	25,575
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds	5.00	7/1/21	500,000	[i]	90,675
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds	5.00	8/1/22	4,585,000	[i]	3,908,712
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds (First Subordinate Series)	6.75	8/1/32	15,000,000	[i]	7,350,000
Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/29	2,250,000		2,129,062
Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/34	1,500,000		1,393,125
Virgin Islands Public Finance Authority, Subordinated Revenue Bonds (Virgin Islands Matching Fund Loan Note - Diageo Project)	6.75	10/1/37	1,250,000		1,253,125
				49,704,510

90

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Virginia - 3.2%
Chesapeake, Transportation System Senior Toll Road Revenue Bonds	0/4.88	7/15/40	2,000,000	[g]	1,727,220
Norfolk Economic Development Authority, Hospital Facilities Revenue Bonds, Refunding (Sentara Healthcare Group) Series B	4.00	11/1/48	3,500,000		3,594,045
University of Virginia, Revenue Bonds, Refunding	4.00	4/1/45	3,950,000		4,081,377
Virginia Small Business Financing Authority, Private Activity Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/56	4,000,000		4,344,160
Virginia Small Business Financing Authority, Private Activity Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/49	4,500,000		4,908,240
Virginia Small Business Financing Authority, Revenue Bonds	5.00	1/1/40	12,395,000		13,076,353
Virginia Small Business Financing Authority, Senior Lien Revenue Bonds (95 Express Lanes LLC Project)	5.00	1/1/40	7,510,000		7,922,825
Virginia Small Business Financing Authority, Senior Lien Revenue Bonds (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000		4,304,560
Virginia Small Business Financing Authority, Senior Lien Revenue Bonds (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	1,665,000		1,838,959
Virginia Small Business Financing Authority, Solid Waste Disposal Facility Revenue Bonds (Covanta Holding Project)	5.00	7/1/38	1,000,000	[c]	1,031,450
				46,829,189
West Virginia - .3%
Monongalia County Commission Special District, Excise Tax Revenue Bonds, Refunding, Series A	5.75	6/1/43	750,000	[c]	784,500
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Cabell Huntington Hospital Group) Series A	4.13	1/1/47	3,000,000		2,987,430
				3,771,930
Wisconsin - .9%
Oneida Tribe of Indians, Retail Sales Revenue Bonds	6.50	2/1/31	1,325,000	[c]	1,372,766
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Series 2018 A-1	6.38	1/1/48	2,500,000	[c]	2,537,425
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/19	130,000	[b]	133,536
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/19	70,000	[b]	72,017
Wisconsin Center District, Senior Dedicated Tax Revenue Bonds (Milwaukee Arena Project) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/44	8,735,000	[d]	3,022,223
Wisconsin Center District, Senior Dedicated Tax Revenue Bonds (Milwaukee Arena Project) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/46	3,990,000	[d]	1,269,857
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Marshfield Clinic Health Systems)	5.00	2/15/47	5,000,000		5,422,350
				13,830,174
Total Long-Term Municipal Investments (cost $1,458,051,322)			1,508,204,392

Short-Term Municipal Investments - 1.1%
South Carolina - .7%
South Carolina Association of Governmental Organizations, COP, Series D	3.50	3/1/19	10,000,000		10,073,700

91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Municipal Investments - 1.1% (continued)
Texas - .4%
State of Texas, TRAN	4.00	8/29/19	5,250,000	5,361,037
Total Short-Term Municipal Investments (cost $15,435,225)			15,434,737
Total Investments (cost $1,494,403,907)			105.4%	1,544,494,655
Liabilities, Less Cash and Receivables			(5.4%)	(79,219,939)
Net Assets			100.0%	1,465,274,716

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $218,595,096 or 14.92% of net assets.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e Variable rate security—rate shown is the interest rate in effect at period end.

f Collateral for floating rate borrowings.

g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

h Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

i Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
Transportation	21.4
Education	18.3
Medical	15.3
GO	13.8
Special Tax	7.9
Prerefunded	6.8
Development	5.8
Tobacco Settlement	3.9
Pollution	2.8
Nursing Homes	2.0
School District	1.9
Water	1.7
Utilities	1.4
Multifamily Housing	.7
Build America Bonds	.5
Airport	.4
Housing	.3
Higher Education	.2
Facilities	.2
Power	.1
105.4

† Based on net assets.

See notes to financial statements.

92

STATEMENTS OF FUTURES
August 31, 2018

BNY Mellon National Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 5 Year Notes	144	9/18	16,421,357	16,362,000	59,357
Ultra 10 Year U.S. Treasury Notes	552	9/18	70,847,119	70,837,128	9,991
Gross Unrealized Appreciation				69,348

See notes to financial statements.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 5 Year Notes	13	9/18	1,482,484	1,477,125	5,359
Ultra 10 Year U.S. Treasury Notes	50	9/18	6,417,312	6,416,407	905
Gross Unrealized Appreciation				6,264

See notes to financial statements.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 5 Year Notes	20	9/18	2,280,744	2,272,500	8,244
Ultra 10 Year U.S. Treasury Notes	76	9/18	9,754,314	9,752,938	1,376
Gross Unrealized Appreciation				9,620

See notes to financial statements.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 5 Year Notes	11	9/18	1,254,410	1,249,875	4,535
Ultra 10 Year U.S. Treasury Notes	41	9/18	5,262,195	5,261,453	742
Gross Unrealized Appreciation				5,277

See notes to financial statements.

BNY Mellon Municipal Opportunities Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 10 Year Notes	103	9/18	12,417,133	12,400,235	16,898
U.S. Treasury 5 Year Notes	327	9/18	37,290,164	37,155,375	134,789
U.S. Treasury Ultra Long Bond	557	9/18	88,560,438	88,545,594	14,844
Ultra 10 Year U.S. Treasury Notes	482	9/18	61,862,883	61,854,159	8,724
Gross Unrealized Appreciation				175,255

See notes to financial statements.

93

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

94

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2018

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	2,186,708,897	919,617,272	191,791,618	304,318,014
Cash collateral held by broker—Note 4	843,120	-	76,340	116,200
Interest receivable	27,136,812	7,916,564	2,106,990	2,981,418
Receivable for shares of Beneficial Interest subscribed	2,311,830	1,426,383	94,022	683,021
Receivable for investment securities sold	-	-	64,750	6,300,415
Prepaid expenses	40,203	35,292	18,766	20,276
	2,217,040,862	928,995,511	194,152,486	314,419,344
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	688,805	292,900	90,773	101,656
Due to Administrator—Note 3(a)	228,111	97,295	19,777	31,533
Cash overdraft due to Custodian	3,373,658	671,435	294,012	406,029
Payable for investment securities purchased	18,498,352	4,390,290	4,024,293	9,181,272
Payable for shares of Beneficial Interest redeemed	1,943,161	1,499,232	3,272	98,101
Payable for futures variation margin—Note 4	46,876	-	4,242	6,469
Trustees fees and expenses payable	19,889	12,198	2,937	2,789
Accrued expenses	78,687	35,476	24,432	31,038
	24,877,539	6,998,826	4,463,738	9,858,887
Net Assets ($)	2,192,163,323	921,996,685	189,688,748	304,560,457
Composition of Net Assets ($):
Paid-in capital	2,162,953,163	930,967,376	188,035,971	303,858,014
Accumulated net realized gain (loss) on investments	(598,754)	(3,602,602)	(452,106)	(77,014)
Accumulated net unrealized appreciation (depreciation) on investments	29,739,566	(5,368,089)	2,098,619	769,837
Accumulated net unrealized appreciation (depreciation) on futures	69,348	-	6,264	9,620
Net Assets ($)	2,192,163,323	921,996,685	189,688,748	304,560,457
† Investments at cost ($)	2,156,969,331	924,985,361	189,692,999	303,548,177
Net Asset Value Per Share
Class M
Net Assets ($)	2,144,898,232	912,838,373	184,216,125	297,514,924
Shares Outstanding	161,374,259	71,844,159	15,416,341	23,983,513
Net Asset Value Per Share ($)	13.29	12.71	11.95	12.40
Investor Shares
Net Assets ($)	47,265,091	9,158,312	5,472,623	7,045,533
Shares Outstanding	3,560,025	721,328	458,556	568,101
Net Asset Value Per Share ($)	13.28	12.70	11.93	12.40

See notes to financial statements.

95

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	156,895,716	1,544,494,655
Cash collateral held by broker—Note 4	62,830	2,819,310
Interest receivable	1,807,965	14,807,720
Receivable for shares of Beneficial Interest subscribed	279,070	6,721,223
Receivable for investment securities sold	-	1,002,500
Prepaid expenses	19,776	31,820
	159,065,357	1,569,877,228
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	60,674	628,426
Due to Administrator—Note 3(a)	16,537	147,172
Cash overdraft due to Custodian	242,876	2,474,672
Payable for shares of Beneficial Interest redeemed	33,944	194,884
Trustees fees and expenses payable	6,133	13,941
Payable for investment securities purchased	-	39,326,944
Payable for futures variation margin—Note 4	3,508	1,477
Payable for floating rate notes issued—Note 4		61,475,000
Interest and expense payable related to floating rate notes issued—Note 4	-	309,544
Accrued expenses	24,651	30,452
	388,323	104,602,512
Net Assets ($)	158,677,034	1,465,274,716
Composition of Net Assets ($):
Paid-in capital	156,519,246	1,421,542,987
Accumulated net realized gain (loss) on investments	106,485	(6,534,274)
Accumulated net unrealized appreciation (depreciation) on investments	2,046,026	50,090,748
Accumulated net unrealized appreciation (depreciation) on futures	5,277	175,255
Net Assets ($)	158,677,034	1,465,274,716
† Investments at cost ($)	154,849,690	1,494,403,907
Net Asset Value Per Share
Class M
Net Assets ($)	147,342,595	1,432,350,998
Shares Outstanding	13,501,127	109,190,791
Net Asset Value Per Share ($)	10.91	13.12
Investor Shares
Net Assets ($)	11,334,439	32,923,718
Shares Outstanding	1,037,956	2,508,320
Net Asset Value Per Share ($)	10.92	13.13

See notes to financial statements.

96

STATEMENTS OF OPERATIONS

Year Ended August 31, 2018

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	65,780,091	15,125,993	6,286,122	9,004,207
Expenses:
Investment advisory fee—Note 3(a)	7,581,221	3,258,007	1,002,496	1,060,556
Administration fee—Note 3(a)	2,656,410	1,141,692	245,934	371,682
Trustees’ fees and expenses—Note 3(c)	146,454	66,373	9,804	20,458
Shareholder servicing costs—Note 3(b)	117,327	23,800	14,064	19,205
Professional fees	111,018	70,194	44,069	47,711
Registration fees	55,837	50,895	29,948	33,958
Custodian fees—Note 3(b)	54,794	24,304	7,764	12,269
Loan commitment fees—Note 2	49,851	20,262	2,972	6,639
Prospectus and shareholders’ reports	13,735	8,358	3,207	7,118
Miscellaneous	131,264	69,473	53,822	68,215
Total Expenses	10,917,911	4,733,358	1,414,080	1,647,811
Less—reduction in fees due to earnings credits—Note 3(b)	(3,546)	(9,649)	(712)	(612)
Net Expenses	10,914,365	4,723,709	1,413,368	1,647,199
Investment Income—Net	54,865,726	10,402,284	4,872,754	7,357,008
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(3,525,115)	(1,203,921)	(332,814)	(100,112)
Net realized gain (loss) on futures	4,207,248	-	412,035	606,012
Net Realized Gain (Loss)	682,133	(1,203,921)	79,221	505,900
Net unrealized appreciation (depreciation) on investments	(57,520,619)	(7,136,247)	(4,764,192)	(8,918,179)
Net unrealized appreciation (depreciation) on futures	367,981	-	36,233	52,308
Net Unrealized Appreciation (Depreciation)	(57,152,638)	(7,136,247)	(4,727,959)	(8,865,871)
Net Realized and Unrealized Gain (Loss) on Investments	(56,470,505)	(8,340,168)	(4,648,738)	(8,359,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,604,779)	2,062,116	224,016	(1,002,963)

See notes to financial statements.

97

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	4,783,671	53,227,411
Expenses:
Investment advisory fee—Note 3(a)	809,556	6,378,533
Administration fee—Note 3(a)	198,749	1,563,885
Professional fees	45,837	70,278
Registration fees	30,168	47,791
Shareholder servicing costs—Note 3(b)	29,608	85,603
Prospectus and shareholders’ reports	13,639	9,407
Trustees’ fees and expenses—Note 3(c)	10,178	92,280
Custodian fees—Note 3(b)	8,372	35,739
Loan commitment fees—Note 2	2,719	27,754
Interest and expense related to floating rate notes issued—Note 4	-	1,221,267
Miscellaneous	53,035	106,792
Total Expenses	1,201,861	9,639,329
Less—reduction in expenses due to undertakings—Note 3(a)	(214,544)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(221)	(4,808)
Net Expenses	987,096	9,634,521
Investment Income—Net	3,796,575	43,592,890
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	145,671	8,925,542
Net realized gain (loss) on futures	324,456	11,421,511
Net Realized Gain (Loss)	470,127	20,347,053
Net unrealized appreciation (depreciation) on investments	(4,663,486)	(24,696,939)
Net unrealized appreciation (depreciation) on futures	28,121	887,724
Net Unrealized Appreciation (Depreciation)	(4,635,365)	(23,809,215)
Net Realized and Unrealized Gain (Loss) on Investments	(4,165,238)	(3,462,162)
Net Increase (Decrease) in Net Assets Resulting from Operations	(368,663)	40,130,728

See notes to financial statements.

98

STATEMENT OF CASH FLOWS
Year Ended August 31, 2018

BNY Mellon Municipal Opportunities Fund

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(723,192,332)
Proceeds from sales of portfolio securities	543,471,839
Net proceeds for sales of short-term securities	11,704,775
Dividends and Interest received	62,106,679
Paid to The Dreyfus Corporation	(6,351,400)
Operating expenses paid	(1,975,235)
Receivable for shares of Beneficial Interest subscribed	(6,721,223)
Payable for shares of Beneficial Interest redeemed	(141,039)
Net Unrealized and Realized Gain (Loss) on futures†	11,786,134
Net Cash Provided by Operating Activities		(109,311,802)
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(43,754,567)
Proceeds from shares sold	268,282,625
Distributions Reinvested	15,113,665
Cost of shares redeemed	(129,860,190)
Increase in Cash Overdraft due to Custodian	331,861
Interest and expense related to floating rate notes issued paid	(1,130,482)
Net Cash Provided in Financing Activities		108,982,912
Net Increase (Decrease) in cash		(328,890)
Cash at beginning of period††		3,148,200
Cash at end of period††		2,819,310
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		40,130,728
Adjustments to reconcile net increase in net assets
resulting from operations to net cash
provided by operating activities ($):
Increase in investments in securities at cost		(216,158,509)
Increase in receivable for shares of Common Stock subscribed		(6,721,223)
Increase in interest receivable		(1,255,647)
Decrease in Receivable for Investment securities sold		30,418,455
Decrease in prepaid expenses		109,860
Increase in Due to The Dreyfus Corporation and affiliates		19,099
Increase in Due to Administrator		8,034
Decrease in payable for shares of Beneficial Interest redeemed		(141,039)
Increase in payable for investment securities purchased		16,732,654
Net unrealized appreciation (depreciation) on futures†		364,623
Increase in payable for floating rate notes issued		2,500,000
Interest and expense related to floating rate notes issued		1,221,267
Decrease in Directors fees and expense payable		3,233
Decrease in accrued expenses		(53,607)
Net unrealized depreciation on investments		23,809,215
Net amortization of premiums on investments		(298,945)
Net Cash Provided by Operating Activities		(109,311,802)
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		15,113,665

†	Includes change in variation margin from beginning of period.
†† Includes deposits held as collateral by broker.
See notes to financial statements.

99

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income—net	54,865,726	53,740,560	10,402,284	8,964,818
Net realized gain (loss) on investments	682,133	1,791,757	(1,203,921)	(2,372,606)
Net unrealized appreciation (depreciation) on investments	(57,152,638)	(50,266,297)	(7,136,247)	(1,534,285)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,604,779)	5,266,020	2,062,116	5,057,927
Distributions to Shareholders from ($):
Investment income—net:
Class M	(53,538,956)	(52,338,335)	(10,300,745)	(8,877,598)
Investor Shares	(1,069,679)	(1,168,985)	(82,504)	(74,272)
Net realized gain on investments:
Class M	(374,312)	(14,139,955)	-	(1,195,000)
Investor Shares	(8,464)	(353,740)	-	(8,660)
Total Distributions	(54,991,411)	(68,001,015)	(10,383,249)	(10,155,530)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	541,093,004	464,961,765	440,092,102	351,029,658
Investor Shares	27,746,089	39,289,745	14,896,270	20,423,368
Distributions reinvested:
Class M	7,761,103	14,329,916	2,229,003	2,217,207
Investor Shares	794,386	1,160,740	63,066	64,988
Cost of shares redeemed:
Class M	(442,308,601)	(548,178,549)	(410,500,922)	(563,035,625)
Investor Shares	(32,202,146)	(41,884,372)	(19,224,766)	(12,880,518)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	102,883,835	(70,320,755)	27,554,753	(202,180,922)
Total Increase (Decrease) in Net Assets	46,287,645	(133,055,750)	19,233,620	(207,278,525)
Net Assets ($):
Beginning of Period	2,145,875,678	2,278,931,428	902,763,065	1,110,041,590
End of Period	2,192,163,323	2,145,875,678	921,996,685	902,763,065
Capital Share Transactions (Shares):
Class Ma
Shares sold	40,418,705	34,444,410	34,647,488	27,512,365
Shares issued for distributions reinvested	580,735	1,071,958	175,407	173,928
Shares redeemed	(33,068,224)	(40,856,606)	(32,298,310)	(44,177,739)
Net Increase (Decrease) in Shares Outstanding	7,931,216	(5,340,238)	2,524,585	(16,491,446)
Investor Shares[a]
Shares sold	2,077,366	2,904,127	1,173,257	1,600,474
Shares issued for distributions reinvested	59,478	86,441	4,965	5,092
Shares redeemed	(2,407,870)	(3,110,518)	(1,511,915)	(1,007,809)
Net Increase (Decrease) in Shares Outstanding	(271,026)	(119,950)	(333,693)	597,757

[a] During the period ended August 31, 2018, 1,985,316 Class M shares representing $26,542,819 were exchanged for 1,987,563 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,147,283 Class M shares representing $14,575,993 were exchanged for 1,148,115 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2017, 2,722,998 Class M shares representing $36,899,982 were exchanged for 2,726,012 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,231,437 Class M shares representing $15,723,475 were exchanged for 1,232,157 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

100

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income—net	4,872,754	5,638,618	7,357,008	7,406,115
Net realized gain (loss) on investments	79,221	643,602	505,900	1,053,368
Net unrealized appreciation (depreciation) on investments	(4,727,959)	(6,388,794)	(8,865,871)	(10,348,095)
Net Increase (Decrease) in Net Assets Resulting from Operations	224,016	(106,574)	(1,002,963)	(1,888,612)
Distributions to Shareholders from ($):
Investment income—net:
Class M	(4,747,819)	(5,519,051)	(7,180,877)	(7,200,296)
Investor Shares	(123,103)	(119,567)	(167,392)	(205,819)
Net realized gain on investments:
Class M	(343,953)	(3,691,537)	(88,632)	(2,949,849)
Investor Shares	(11,783)	(86,542)	(2,253)	(92,935)
Total Distributions	(5,226,658)	(9,416,697)	(7,439,154)	(10,448,899)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	15,022,892	24,449,460	65,668,049	71,259,007
Investor Shares	3,174,709	2,708,628	2,498,387	5,566,606
Distributions reinvested:
Class M	391,540	2,397,494	1,478,003	2,530,486
Investor Shares	126,859	181,526	138,330	235,740
Cost of shares redeemed:
Class M	(35,799,291)	(63,118,005)	(58,636,443)	(124,543,987)
Investor Shares	(2,725,343)	(3,593,488)	(4,781,629)	(4,590,867)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(19,808,634)	(36,974,385)	6,364,697	(49,543,015)
Total Increase (Decrease) in Net Assets	(24,811,276)	(46,497,656)	(2,077,420)	(61,880,526)
Net Assets ($):
Beginning of Period	214,500,024	260,997,680	306,637,877	368,518,403
End of Period	189,688,748	214,500,024	304,560,457	306,637,877
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,248,516	2,025,605	5,248,057	5,661,003
Shares issued for distributions reinvested	32,492	200,854	118,419	201,893
Shares redeemed	(2,976,956)	(5,219,093)	(4,688,409)	(9,929,865)
Net Increase (Decrease) in Shares Outstanding	(1,695,948)	(2,992,634)	678,067	(4,066,969)
Investor Shares[a]
Shares sold	263,105	223,741	201,472	442,792
Shares issued for distributions reinvested	10,583	15,096	11,084	18,765
Shares redeemed	(227,651)	(298,376)	(381,253)	(364,170)
Net Increase (Decrease) in Shares Outstanding	46,037	(59,539)	(168,697)	97,387

[a] During the period ended August 31, 2018, 262,189 Class M shares representing $3,168,278 were exchanged for 262,569 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 193,033 Class M shares representing $2,392,295 were exchanged for 193,072 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2017, 219,175 Class M shares representing $2,656,057 were exchanged for 219,383 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 424,713 Class M shares representing $5,338,623 were exchanged for 424,751 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

101

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017
Operations ($):
Investment income—net	3,796,575	4,034,042	43,592,890	41,117,090
Net realized gain (loss) on investments	470,127	421,108	20,347,053	16,787,864
Net unrealized appreciation (depreciation) on investments	(4,635,365)	(4,670,637)	(23,809,215)	(35,288,604)
Net Increase (Decrease) in Net Assets Resulting from Operations	(368,663)	(215,487)	40,130,728	22,616,350
Distributions to Shareholders from ($):
Investment income—net:
Class M	(3,546,488)	(3,745,574)	(42,226,128)	(39,572,767)
Investor Shares	(250,069)	(279,994)	(1,067,817)	(1,067,663)
Net realized gain on investments:
Class M	(49,606)	(2,556,555)	(450,997)	(223,073)
Investor Shares	(4,061)	(209,342)	(9,625)	(3,169)
Total Distributions	(3,850,224)	(6,791,465)	(43,754,567)	(40,866,672)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	26,703,390	22,229,807	247,896,915	365,448,364
Investor Shares	729,015	1,876,931	20,385,710	66,921,405
Distributions reinvested:
Class M	515,854	1,838,885	14,193,605	14,506,224
Investor Shares	221,412	419,414	920,060	942,001
Cost of shares redeemed:
Class M	(28,891,537)	(39,701,418)	(83,869,298)	(188,436,751)
Investor Shares	(2,397,399)	(3,016,640)	(45,990,892)	(35,881,226)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,119,265)	(16,353,021)	153,536,100	223,500,017
Total Increase (Decrease) in Net Assets	(7,338,152)	(23,359,973)	149,912,261	205,249,695
Net Assets ($):
Beginning of Period	166,015,186	189,375,159	1,315,362,455	1,110,112,760
End of Period	158,677,034	166,015,186	1,465,274,716	1,315,362,455
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,426,877	2,005,486	18,906,273	28,499,079
Shares issued for distributions reinvested	47,013	167,853	1,087,061	1,118,271
Shares redeemed	(2,629,792)	(3,584,901)	(6,417,687)	(14,607,840)
Net Increase (Decrease) in Shares Outstanding	(155,902)	(1,411,562)	13,575,647	15,009,510
Investor Shares[a]
Shares sold	66,757	168,471	1,557,633	5,171,811
Shares issued for distributions reinvested	20,167	38,019	70,408	72,316
Shares redeemed	(217,515)	(270,033)	(3,517,753)	(2,738,110)
Net Increase (Decrease) in Shares Outstanding	(130,591)	(63,543)	(1,889,712)	2,506,017

[a] During the period ended August 31, 2018, 53,856 Class M shares representing $587,054 were exchanged for 53,281 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 1,049,031 Class M shares representing $13,699,928 were exchanged for 1,048,357 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2017, 75,328 Class M shares representing $834,807 were exchanged for 75,294 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 2,139,351 Class M shares representing $27,790,102 were exchanged for 2,138,157 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

102

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2018		2017	2016		2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.64		14.00	13.56		13.77	13.22
Investment Operations:
Investment income—net [a]	.34		.34	.36		.37	.39
Net realized and unrealized gain (loss) on investments	(.35)		(.27)	.43		(.21)	.55
Total from Investment Operations	(.01)		.07	.79		.16	.94
Distributions:
Dividends from investment income—net	(.34)		(.34)	(.35)		(.37)	(.39)
Dividends from net realized gain on investments	(.00)	[b]	(.09)	(.00)	[b]	-	-
Total Distributions	(.34)		(.43)	(.35)		(.37)	(.39)
Net asset value, end of period	13.29		13.64	14.00		13.56	13.77
Total Return (%)	(.05)		.60	5.94		1.23	7.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50		.50	.50		.50	.50
Ratio of net expenses to average net assets	.50		.50	.50		.50	.50
Ratio of net investment income to average net assets	2.54		2.52	2.58		2.70	2.90
Portfolio Turnover Rate	38.75		32.14	18.61		35.65	24.65
Net Assets, end of period ($ x 1,000)	2,144,898		2,093,660	2,223,660		1,970,693	1,827,575

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2018		2017	2016		2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.63		13.99	13.54		13.75	13.20
Investment Operations:
Investment income—net [a]	.31		.31	.32		.34	.36
Net realized and unrealized gain (loss) on investments	(.36)		(.27)	.45		(.22)	.54
Total from Investment Operations	(.05)		.04	.77		.12	.90
Distributions:
Dividends from investment income—net	(.30)		(.31)	(.32)		(.33)	(.35)
Dividends from net realized gain on investments	(.00)	[b]	(.09)	(.00)	[b]	-	-
Total Distributions	(.30)		(.40)	(.32)		(.33)	(.35)
Net asset value, end of period	13.28		13.63	13.99		13.54	13.75
Total Return (%)	(.30)		.35	5.76		.90	6.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75		.75	.75		.75	.75
Ratio of net expenses to average net assets	.75		.75	.75		.75	.75
Ratio of net investment income to average net assets	2.29		2.27	2.33		2.45	2.65
Portfolio Turnover Rate	38.75		32.14	18.61		35.65	24.65
Net Assets, end of period ($ x 1,000)	47,265		52,216	55,272		50,199	42,042

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

104

	Class M Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.83	12.87	12.83	12.94	12.86
Investment Operations:
Investment income—net [a]	.14	.12	.11	.11	.10
Net realized and unrealized gain (loss) on investments	(.12)	(.02)	.05	(.09)	.09
Total from Investment Operations	.02	.10	.16	.02	.19
Distributions:
Dividends from investment income—net	(.14)	(.12)	(.11)	(.11)	(.10)
Dividends from net realized gain on investments	-	(.02)	(.01)	(.02)	(.01)
Total Distributions	(.14)	(.14)	(.12)	(.13)	(.11)
Net asset value, end of period	12.71	12.83	12.87	12.83	12.94
Total Return (%)	.18	.76	1.21	.17	1.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.50	.50
Ratio of net expenses to average net assets	.51	.51	.51	.50	.50
Ratio of net investment income to average net assets	1.12	.94	.84	.82	.77
Portfolio Turnover Rate	58.52	35.60	51.47	34.24	39.43
Net Assets, end of period ($ x 1,000)	912,838	889,237	1,104,162	1,007,532	1,244,187

a  Based on average shares outstanding.

See notes to financial statements.

105

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.82	12.86	12.82	12.93	12.85
Investment Operations:
Investment income—net [a]	.11	.09	.08	.08	.07
Net realized and unrealized gain (loss) on investments	(.12)	(.02)	.05	(.10)	.09
Total from Investment Operations	(.01)	.07	.13	(.02)	.16
Distributions:
Dividends from investment income—net	(.11)	(.09)	(.08)	(.07)	(.07)
Dividends from net realized gain on investments	-	(.02)	(.01)	(.02)	(.01)
Total Distributions	(.11)	(.11)	(.09)	(.09)	(.08)
Net asset value, end of period	12.70	12.82	12.86	12.82	12.93
Total Return (%)	(.07)	.52	.97	(.15)	1.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.76	.76	.76
Ratio of net expenses to average net assets	.76	.76	.76	.76	.76
Ratio of net investment income to average net assets	.87	.72	.60	.59	.52
Portfolio Turnover Rate	58.52	35.60	51.47	34.24	39.43
Net Assets, end of period ($ x 1,000)	9,158	13,526	5,880	12,166	9,696

a  Based on average shares outstanding.

See notes to financial statements.

106

	Class M Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.24	12.68	12.31	12.56	12.27
Investment Operations:
Investment income—net [a]	.29	.30	.32	.33	.36
Net realized and unrealized gain (loss) on investments	(.27)	(.24)	.41	(.25)	.40
Total from Investment Operations	.02	.06	.73	.08	.76
Distributions:
Dividends from investment income—net	(.29)	(.30)	(.32)	(.33)	(.36)
Dividends from net realized gain on investments	(.02)	(.20)	(.04)	-	(.11)
Total Distributions	(.31)	(.50)	(.36)	(.33)	(.47)
Net asset value, end of period	11.95	12.24	12.68	12.31	12.56
Total Return (%)	.22	.55	5.96	.74	6.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.70	.69	.68	.68
Ratio of net expenses to average net assets	.70	.70	.69	.68	.68
Ratio of net investment income to average net assets	2.44	2.44	2.52	2.65	2.89
Portfolio Turnover Rate	38.13	20.07	25.94	35.96	25.84
Net Assets, end of period ($ x 1,000)	184,216	209,457	255,017	276,729	306,673

a  Based on average shares outstanding.

See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.23	12.67	12.29	12.54	12.25
Investment Operations:
Investment income—net [a]	.27	.27	.28	.30	.33
Net realized and unrealized gain (loss) on investments	(.29)	(.24)	.42	(.25)	.39
Total from Investment Operations	(.02)	.03	.70	.05	.72
Distributions:
Dividends from investment income—net	(.26)	(.27)	(.28)	(.30)	(.32)
Dividends from net realized gain on investments	(.02)	(.20)	(.04)	-	(.11)
Total Distributions	(.28)	(.47)	(.32)	(.30)	(.43)
Net asset value, end of period	11.93	12.23	12.67	12.29	12.54
Total Return (%)	(.12)	.30	5.79	.40	6.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.95	.94	.93	.93
Ratio of net expenses to average net assets	.95	.95	.94	.93	.93
Ratio of net investment income to average net assets	2.19	2.20	2.27	2.41	2.64
Portfolio Turnover Rate	38.13	20.07	25.94	35.96	25.84
Net Assets, end of period ($ x 1,000)	5,473	5,043	5,981	5,558	4,437

a  Based on average shares outstanding.

See notes to financial statements.

108

	Class M Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2018		2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.75		13.16	12.73	12.95	12.62
Investment Operations:
Investment income—net [a]	.30		.30	.31	.33	.36
Net realized and unrealized gain (loss) on investments	(.35)		(.28)	.43	(.21)	.42
Total from Investment Operations	(.05)		.02	.74	.12	.78
Distributions:
Dividends from investment income—net	(.30)		(.30)	(.31)	(.34)	(.36)
Dividends from net realized gain on investments	(.00)	[b]	(.13)	-	-	(.09)
Total Distributions	(.30)		(.43)	(.31)	(.34)	(.45)
Net asset value, end of period	12.40		12.75	13.16	12.73	12.95
Total Return (%)	(.32)		.24	5.88	.98	6.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54		.54	.54	.53	.53
Ratio of net expenses to average net assets	.54		.54	.54	.53	.53
Ratio of net investment income to average net assets	2.43		2.35	2.39	2.60	2.85
Portfolio Turnover Rate	38.51		31.61	28.71	41.79	32.80
Net Assets, end of period ($ x 1,000)	297,515		297,243	360,108	310,635	305,513

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

109

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2018		2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.75		13.15	12.73	12.94	12.62
Investment Operations:
Investment income—net [a]	.27		.27	.28	.31	.34
Net realized and unrealized gain (loss) on investments	(.35)		(.27)	.42	(.22)	.40
Total from Investment Operations	(.08)		-	.70	.09	.74
Distributions:
Dividends from investment income—net	(.27)		(.27)	(.28)	(.30)	(.33)
Dividends from net realized gain on investments	(.00)	[b]	(.13)	-	-	(.09)
Total Distributions	(.27)		(.40)	(.28)	(.30)	(.42)
Net asset value, end of period	12.40		12.75	13.15	12.73	12.94
Total Return (%)	(.56)		.06	5.54	.73	5.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79		.79	.79	.78	.78
Ratio of net expenses to average net assets	.79		.79	.79	.78	.78
Ratio of net investment income to average net assets	2.18		2.12	2.15	2.35	2.60
Portfolio Turnover Rate	38.51		31.61	28.71	41.79	32.80
Net Assets, end of period ($ x 1,000)	7,046		9,395	8,410	8,632	9,910

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

110

	Class M Shares

	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2018		2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.20		11.62	11.24	11.40	11.11
Investment Operations:
Investment income—net [a]	.26		.26	.29	.30	.31
Net realized and unrealized gain (loss) on investments	(.29)		(.24)	.41	(.16)	.46
Total from Investment Operations	(.03)		.02	.70	.14	.77
Distributions:
Dividends from investment income—net	(.26)		(.26)	(.29)	(.30)	(.31)
Dividends from net realized gain on investments	(.00)	[b]	(.18)	(.03)	-	(.17)
Total Distributions	(.26)		(.44)	(.32)	(.30)	(.48)
Net asset value, end of period	10.91		11.20	11.62	11.24	11.40
Total Return (%)	(.22)		.31	6.30	1.33	7.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72		.73	.72	.71	.71
Ratio of net expenses to average net assets	.59		.59	.59	.59	.59
Ratio of net investment income to average net assets	2.36		2.38	2.53	2.64	2.79
Portfolio Turnover Rate	45.71		37.78	36.53	52.79	36.42
Net Assets, end of period ($ x 1,000)	147,343		152,923	175,053	169,337	172,407

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

111

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2018		2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.20		11.62	11.24	11.40	11.12
Investment Operations:
Investment income—net [a]	.23		.24	.26	.27	.29
Net realized and unrealized gain (loss) on investments	(.28)		(.24)	.41	(.16)	.44
Total from Investment Operations	(.05)		-	.67	.11	.73
Distributions:
Dividends from investment income—net	(.23)		(.24)	(.26)	(.27)	(.28)
Dividends from net realized gain on investments	(.00)	[b]	(.18)	(.03)	-	(.17)
Total Distributions	(.23)		(.42)	(.29)	(.27)	(.45)
Net asset value, end of period	10.92		11.20	11.62	11.24	11.40
Total Return (%)	(.38)		.07	6.03	.98	6.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97		.98	.97	.96	.96
Ratio of net expenses to average net assets	.84		.84	.84	.84	.84
Ratio of net investment income to average net assets	2.11		2.13	2.28	2.39	2.54
Portfolio Turnover Rate	45.71		37.78	36.53	52.79	36.42
Net Assets, end of period ($ x 1,000)	11,334		13,093	14,322	15,495	16,428

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

112

	Class M Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2018		2017		2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.15		13.46		12.99	13.16	12.38
Investment Operations:
Investment income—net [a]	.44		.45		.50	.47	.49
Net realized and unrealized gain (loss) on investments	(.02)		(.32)		.45	(.18)	1.04
Total from Investment Operations	.42		.13		.95	.29	1.53
Distributions:
Dividends from investment income—net	(.45)		(.44)		(.48)	(.46)	(.48)
Dividends from net realized gain on investments	(.00)	[b]	(.00)	[b]	-	-	(.27)
Total Distributions	(.45)		(.44)		(.48)	(.46)	(.75)
Net asset value, end of period	13.12		13.15		13.46	12.99	13.16
Total Return (%)	3.27		1.11		7.40	2.20	12.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75		.73		.71	.69	.71
Ratio of net expenses to average net assets	.75		.73		.71	.69	.71
Ratio of interest and expense related to floating rate notes issued to average net assets	.10		.07		.05	.04	.05
Ratio of net investment income to average net assets	3.43		3.44		3.79	3.57	3.88
Portfolio Turnover Rate	41.48		34.78		31.92	41.90	58.87
Net Assets, end of period ($ x 1,000)	1,432,351		1,257,498		1,084,650	1,141,309	1,023,660

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

113

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2018		2017		2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.16		13.46		12.99	13.16	12.38
Investment Operations:
Investment income—net [a]	.40		.41		.47	.43	.46
Net realized and unrealized gain (loss) on investments	(.02)		(.30)		.44	(.18)	1.05
Total from Investment Operations	.38		.11		.91	.25	1.51
Distributions:
Dividends from investment income—net	(.41)		(.41)		(.44)	(.42)	(.46)
Dividends from net realized gain on investments	(.00)	[b]	(.00)	[b]	-	-	(.27)
Total Distributions	(.41)		(.41)		(.44)	(.42)	(.73)
Net asset value, end of period	13.13		13.16		13.46	12.99	13.16
Total Return (%)	3.01		.95		7.13	1.93	12.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00		.99		.96	.96	.98
Ratio of net expenses to average net assets	1.00		.99		.96	.96	.98
Ratio of interest and expense related to floating rate notes issued to average net assets	.10		.07		.05	.04	.05
Ratio of net investment income to average net assets	3.12		3.14		3.55	3.30	3.67
Portfolio Turnover Rate	41.48		34.78		31.92	41.90	58.87
Net Assets, end of period ($ x 1,000)	32,924		57,865		25,463	16,832	5,126

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

114

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following non-diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

115

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2018 in valuing each fund’s investments:

At August 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	2,186,708,897	-	-	-	2,186,708,897
Other Financial Instruments:
Futures††	69,348	-	-	-	-	-	69,348
BNY Mellon National Short-Term Municipal Bond Fund
Municipal Bonds†	-	-	919,617,272	-	-	-	919,617,272

116

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	191,791,618	-	-	-	191,791,618
Other Financial Instruments:
Futures††	6,264	-	-	-	-	-	6,264
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	304,318,014	-	-	-	304,318,014
Other Financial Instruments:
Futures††	9,620	-	-	-	-	-	9,620
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Municipal Bonds†	-	-	156,895,716	-	-	-	156,895,716
Other Financial Instruments:
Futures††	5,277	-	-	-	-	-	5,277
BNY Mellon Municipal Opportunities Fund
Corporate Bonds†	-	-	20,855,526	-	-	-	20,855,526
Municipal Bonds†	-	-	1,523,639,129	-	-	-	1,523,639,129
Futures††	175,255	-	-	-	-	-	175,255
Other Financial Instruments:
Floating Rate Notes†††	-	-	-	(61,475,000)	-	-	(61,475,000)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

††† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise

117

NOTES TO FINANCIAL STATEMENTS (continued)

taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2018, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2018, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2018.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2018.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2018 and August 31, 2017.

Table 2—Components of Accumulated Earnings
	Undistributed Tax-Exempt Income ($)	Undistributed Ordinary Income ($)	Accumulated Capital Losses ($)	Unrealized (Depreciation)/ Appreciation ($)	Capital (Losses) Realized After October 31, 2017 ($)†
BNY Mellon National Intermediate Municipal Bond Fund	726,384	-	(1,871,470)	31,081,630	-
BNY Mellon National Short-Term Municipal Bond Fund	100,286	-	(3,574,848)	(5,395,843)	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	172,217	-	-	2,100,364	(447,587)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	8,514	-	-	756,771	(54,328)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	25,262	-	111,744	2,046,044	-
BNY Mellon Municipal Opportunities Fund	825,525	-	(8,457,449)	52,189,178	-

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 3—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)††	Total($)
BNY Mellon National Intermediate Municipal Bond Fund	1,871,470	-	1,871,470
BNY Mellon National Short-Term Municipal Bond Fund	2,885,394	689,454	3,574,848
BNY Mellon Municipal Opportunities Fund	8,457,449	-	8,457,449

† Short-term capital losses which can be carried forward for an unlimited period.

†† Long-term capital losses which can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid
	2018			2017
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	54,602,839	388,572	-	53,509,362	3,193,470	11,298,183
BNY Mellon National Short-Term Municipal Bond Fund	10,383,249	-	-	8,960,424	405,623	789,483
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	4,871,171	-	355,487	5,639,243	263,264	3,514,190
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	7,350,064	-	89,090	7,408,903	137,940	2,902,056
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	3,796,557	53,322	345	4,025,568	712,073	2,053,824
BNY Mellon Municipal Opportunities Fund	42,889,466	865,101	-	40,279,302	587,370	-

118

During the period ended August 31, 2018, as a result of permanent book to tax differences, each fund decreased accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased paid-in capital as summarized in Table 5. These permanent book to tax differences are primarily due to the tax treatment for amortization of premiums/discounts and dividend reclassification. Net assets and net asset value per share were not affected by these reclassifications.

(e) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2018, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed from September 1, 2017 through December 31, 2018, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $214,544 during the period ended August 31, 2018.

Table 5—Return of Capital Statement of Position
	Accumulated Undistributed Investment-Net ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital ($)
BNY Mellon National Intermediate Municipal Bond Fund	(257,091)	200,196	56,895
BNY Mellon National Short-Term Municipal Bond Fund	(19,035)	19,035	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(1,832)	2,081	(249)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(8,739)	10,536	(1,797)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(18)	18	-
BNY Mellon Municipal Opportunities Fund	(298,945)	106,322	192,623

119

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion        .15%

$6 billion up to $12 billion     .12%

In excess of $12 billion      .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended August 31, 2018, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$117,309
BNY Mellon National Short-Term Municipal Bond Fund	23,797
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	14,064
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	19,200
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	29,589
BNY Mellon Municipal Opportunities Fund	85,601

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2018 pursuant to the custody agreement.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2018 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 8—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$193
BNY Mellon National Short-Term Municipal Bond Fund	41
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	27
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	90
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	245
BNY Mellon Municipal Opportunities Fund	48

Table 7—Custody Agreement Fees
	Custody Fees ($)	Custody Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	54,794	(3,546)
BNY Mellon National Short-Term Municipal Bond Fund	24,304	(9,649)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	7,764	(712)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	12,269	(612)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	8,372	(221)
BNY Mellon Municipal Opportunities Fund	35,739	(4,808)

120

During the period ended August 31, 2018, each fund was charged $13,269 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statements of Operations.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended August 31, 2018.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2018, was approximately $59,808,333 with a related weighted average annualized interest rate of 2.04%.

Table 9—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	651,606	9,746	21,760	5,693	-
BNY Mellon National Short-Term Municipal Bond Fund	277,394	1,999	7,814	5,693	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	80,649	1,148	3,283	5,693	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	90,078	1,534	4,351	5,693	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	67,470	2,386	3,000	5,693	(17,875)
BNY Mellon Municipal Opportunities Fund	603,111	6,753	12,869	5,693	-

121

NOTES TO FINANCIAL STATEMENTS (continued)

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	979,077,887	830,880,723
BNY Mellon National Short-Term Municipal Bond Fund	529,730,678	556,975,036
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	75,699,695	88,435,708
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	127,812,873	114,776,040
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	72,639,047	74,691,721
BNY Mellon Municipal Opportunities Fund	736,725,371	520,987,246

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each fund during the period ended August 31, 2018 is discussed below.

Futures: In the normal course of pursuing their investment objective, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2018 are set forth in the Statements of Futures.

Table 11 summarizes each fund’s average market value of derivatives outstanding during the period ended August 31, 2018.

Table 11—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	89,939,808
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	8,510,364
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	12,705,267
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	6,848,173
BNY Mellon Municipal Opportunities Fund Interest rate futures	229,417,470

Table 12 summarizes the cost of investments inclusive of derivative contracts for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at August 31, 2018.

Table 12—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	2,155,627,267	39,107,977	8,026,347	31,081,630
BNY Mellon National Short-Term Municipal Bond Fund	925,013,115	844,269	6,240,112	(5,395,843)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	189,691,254	3,827,777	1,727,413	2,100,364
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	303,561,243	4,097,660	3,340,889	756,771
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	154,849,672	2,403,776	357,732	2,046,044
BNY Mellon Municipal Opportunities Fund	1,430,830,477	64,371,349	12,182,171	52,189,178

122

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments and the statements of futures (with respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund), as of August 31, 2018, the related statements of operations and cash flows (with respect to BNY Mellon Municipal Opportunities Fund) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of their operations and cash flows (with respect to BNY Mellon Municipal Opportunities Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Fund Advisers investment companies since 2000.

New York, New York
October 29, 2018

123

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2018 as “exempt-interest dividends” (not generally subject to regular Federal income tax) except $5,796 that is being reported as an ordinary income distribution for reporting purposes. Also, the fund reports the maximum amount allowable but not less than $.0024 as a short-term capital gain dividend paid on December 28, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2018 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2018 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0210 per share as a capital gain dividend paid on December 28, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2018 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0038 per share as a capital gain dividend paid on December 28, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2018 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0037 as a short-term capital gain dividend paid on December 28, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2018 as “exempt-interest dividends” (not generally subject to regular Federal income tax) except $404,479 that is being reported as an ordinary income distribution for reporting purposes. Also, the fund reports the maximum amount allowable but not less than $.0048 as a short-term capital gain dividend paid on December 28, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

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INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 5-6, 2018, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

BNY Mellon National Intermediate Municipal Bond Fund

The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and was above the Performance Universe median for all periods except for the four-year period, when the fund’s performance was slightly below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods when performance was below median. The Board also considered

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INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

that the fund’s yield performance was at or above the Performance Group median for eight of the ten one-year periods and above the Performance Universe median for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were approximately equal to the Expense Group and Expense Universe medians.

BNY Mellon National Short-Term Municipal Bond Fund

The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s performance was above the Performance Group median and the ten-year period when the fund’s performance was at and above the Performance Group and Performance Universe medians, respectively. The Board also considered that the fund’s yield performance was below at the Performance Group median for nine of the ten one-year periods and at or above the Performance Universe medians for five of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return performance or yield to the Performance Group and/or Performance Universe median in certain periods when performance or yield, as applicable, was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the one- and two-year periods when the fund’s performance was above the Performance Group median, and above the Performance Universe median for all periods, except for the ten-year period, when the fund’s performance was slightly below the Performance Universe median. The Board also considered that the fund’s yield performance was above the Performance Group medians for four of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended December 31st. The Board also considered that there were no other funds that invested primarily in Pennsylvania municipal securities in the Performance Group or Performance Universe. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for the one-, two- and three-year periods, but below the Performance Group median for the four-, five- and ten-year periods, and above the Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group median for each of the ten one-year periods ended December 31st and above or at the Performance Universe median for nine of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group

126

median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group medians for the ten most recent one-year periods ended December 31st and at or above the Performance Universe medians for five of the ten one-year periods December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives stated that the investment adviser has contractually agreed, until December 31, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of its classes (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group medians for the one-, four- and five-year periods, but below the Performance Group median for the two- and three-year periods, and above the Performance Universe median for all periods. The Board also considered that the fund’s yield performance was below the Performance Group medians for eight of the nine one-year periods and above the Performance Universe medians for six of the nine one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and the Board considered that the fund’s performance was higher than the return of the index in six of the nine years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and its effect on the profitability of Dreyfus and its affiliates and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from,

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INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

• With respect to BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, the Board generally was satisfied with each fund’s overall performance.

• With respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, while the Board was concerned with the fund’s performance, the Board expressed confidence in the fund’s strategy and portfolio managers and agreed to closely monitor performance.

• For each fund, the Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to the funds pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to each fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds, or substantially similar agreements, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same funds’ arrangements, or substantially similar arrangements, in prior years. The Board determined to renew the Agreement.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (75)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (82)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (62)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (74)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (70)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald (1994-2018)

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

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BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Maureen M. Young (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

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OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 54 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017; from March 2013 to December 2017 Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

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For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation	MFTAR0818-MB

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Thomas F. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $668,570 in 2017 and $685,225 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $109,630 in 2017 and $112,375 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $80,400 in 2017 and $81,920 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,552,000 in 2017 and $24,054,000 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe

            President

Date:    October 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe

            President

Date:    October 25, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    October 29, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)